UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 34.91%, 33.89%, 35.45%, 35.28%, 35.45%, 34.59% and 35.43%, respectively. These returns compare to the 42.25% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy infrastructure master limited partnerships (“MLPs”).[1]

Q	How did energy-related securities overall perform during the Reporting Period?

A

Energy-related securities generally produced strong gains during the Reporting Period, as crude oil and natural gas prices rose and remained elevated despite bouts of volatility. The price of Brent crude oil increased 23.70% during the Reporting Period, while natural gas prices averaged $6.26 MMBtu, 38% higher than their average at the beginning of the Reporting Period. (MMBtu is million British thermal units, the standard measurement for natural gas.)

As the Reporting Period started in December 2021, commodities and energy-related securities experienced a brief but sharp sell-off. The sell-off was driven by worries around the spread of the COVID-19 Omicron variant, which had raised concerns about how the variant might impact near-term demand for commodities. However, data

[1]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (“MLPs”). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

suggesting Omicron was less severe symptomatically than previous variants helped to ease market fears and supported a rebound in crude oil prices and energy-related securities through year-end 2021.

During the first quarter of 2022, commodities and energy-related securities advanced overall, as underlying fundamentals strengthened. U.S. oil demand ticked higher, while supply struggled to keep up, as discipline from OPEC+ and from U.S. producers, who have become primarily focused on maximizing free cash flow, reined in production growth. (OPEC+ is the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia.) The result was undersupplied energy markets, which were further pressured by the invasion of Ukraine by Russia, a major global exporter of crude oil and natural gas, on February 24th. After the invasion, crude oil prices rose, with Brent crude oil reaching $128 per barrel, its highest level since 2008, in early March.

After surging to this record level, crude oil prices subsequently experienced volatility during the second calendar quarter, driven by developments surrounding the Russia/Ukraine war, the possibility of a European Union ban on Russian oil, and potential oil demand-side concerns stemming from rising COVID-19 cases and lockdown procedures in China. However, a combination of strong global energy demand, tight inventories, limited spare capacity and announcements of the European Union’s ban on Russian oil imports kept crude oil prices elevated. On the supply side, global supply shortages led to low inventories of crude oil and natural gas, while at the same time, demand continued to recover, supported by an uptick in seasonal travel as well as by high liquified natural gas (“LNG”) prices that pushed certain countries to turn to crude oil and related refined products as replacements.

1

PORTFOLIO RESULTS

During the remainder of the Reporting Period, crude oil prices experienced weakness, with Brent crude oil prices falling 21.65% between July 1, 2022 and November 30, 2022. Much of the weakness was driven by global demand concerns related to two primary issues—growing recession risks and ongoing COVID-19 lockdowns in China—as well as U.S. dollar strength. Prices were briefly supported by the OPEC+ announcement in October that it planned to cut production by two million barrels per day, starting in November, in an effort to stabilize prices. However, investors’ broader macroeconomic concerns ultimately pared back any gains. It is important to note that OPEC+ was already well below its production quota, and therefore, we estimate that the cut in production in November amounted to approximately one million barrels per day compared to production levels beforehand. Overall, the macroeconomic concerns that drove extreme market volatility and weighed on crude oil prices during the last five months of the Reporting Period overshadowed the underlying tight oil market fundamentals. Despite this weakness, Brent crude oil prices remained elevated at the end of the Reporting Period at nearly $85 per barrel—34% higher than the average price of $64 a barrel from 2016 through 2019, prior to COVID-19.

At the end of the Reporting Period, the fundamental backdrop remained supportive of strong crude oil prices, in our view, with global demand (ex-China) having largely normalized to pre-COVID levels. On the supply side, production levels were also back to pre-COVID levels, but years of underinvestment, combined with healthy demand growth, left inventory levels nearly 10% below long-term averages.2

On the natural gas side, years of unsound energy policies, predominantly in Europe, and underinvestment in natural gas infrastructure led to the energy shortages and steep increase in consumer prices seen during the Reporting Period. The ongoing war in Ukraine further intensified the effects of the energy crisis, with the curtailment of Russian gas exports to Europe resulting in historically low inventories and high prices. For example, Nordic power prices were up 535% during the Reporting Period overall.3

Despite the volatility in crude oil and natural gas prices during the Reporting Period, as well as record high inflation levels and a recession narrative, midstream4 energy markets ultimately moved higher. The Alerian MLP Index, which measures energy infrastructure master limited partnerships

[2]	Joint Organisations Data Initiative (JODI).
[3]	European Power Prices: Germany Power Baseload Forward Year 1.
[4]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

(“MLPs”), and the Alerian Midstream Energy Index,5 which measures the broader midstream sector inclusive of both energy MLPs and “C” corporations, generated total returns of 42.25% and 30.78%, respectively, during the Reporting Period. The midstream markets, as represented by the Alerian MLP Index and the Alerian Midstream Energy Index, significantly outperformed the S&P 500® Index6, which returned -9.21% during the Reporting Period.

Higher oil and natural gas prices and growing volumes supported strong earnings growth for midstream companies, and management teams continued to focus on capital discipline, balance sheet strength and, above all, generating free cash flow and returning it back to investors via dividends and buybacks—all of which we believe was generally well received by the market. The strong quarterly earnings announcements during the Reporting Period and upward earnings revisions reaffirmed the fundamental stability and defensive nature of the midstream sector, which helped to support equity price performance in a volatile market environment. In addition, the sector may have benefited from a broad rotation from growth to value stocks as well as from an uptick in MLP merger and acquisition activity during the Reporting Period.

Toward the end of the Reporting Period, the U.S. Inflation Reduction Act of 2022 was passed, which aims to make a historic down payment on deficit reduction to fight inflation, invest in domestic energy production and manufacturing, and reduce carbon emissions by approximately 40% by 2030. The Inflation Reduction Act of 2022 included a new 15% corporate alternative minimum tax based on book income for companies that report more than $1 billion in profits to shareholders. However, midstream companies structured as MLPs were excluded from this new provision, which we believe further supported equity price performance during the Reporting Period.

At the end of the Reporting Period, energy infrastructure remained one of the highest yielding equity market segments, with yields in excess of 6%, which is four times higher than that of the S&P 500® Index and nearly twice the yields of both the utilities and real estate investment trusts sectors.

[5]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

[6]

Source: S&P Global. The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest directly in an unmanaged index.

2

PORTFOLIO RESULTS

From a valuation perspective at the end of the Reporting Period, the midstream sector screened as inexpensive, trading at a 4.9x discount relative to the broader equity markets, with a more than 10% free cash flow yield. In our view, valuations remained dislocated from the sector’s earnings potential.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund generated double-digit positive absolute returns but underperformed the Alerian MLP Index on a relative basis. These results were driven by subsector and security selection.

Regarding its exposures, the Fund was hurt by security selection in the gathering/processing and natural gas pipeline transportation subsectors.7 It was helped by security selection in the hydrocarbon production mining and petroleum pipeline transportation subsectors.

During the Reporting Period, we continued to emphasize risk-adjusted returns and focused on high-quality issuers (i.e., those with strong dividend/distribution coverage, cash flow growth potential, capital discipline, etc.). As a result, the Fund was modestly underweight versus the Alerian MLP Index in high-beta stocks,8 which detracted from its relative performance during the Reporting Period as energy-related stocks rallied amid elevated crude oil and natural gas prices.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s underweight versus the Alerian MLP Index in EnLink Midstream LLC and its overweights in Fast Radius, Inc. and ONEOK, Inc. detracted from relative performance.

EnLink Midstream LLC (ENLC) is a midstream operator involved in natural gas gathering, treating, processing, transmission, distribution, supply and marketing, and crude oil marketing. The company has assets across U.S. shale basins, including exposure to the Permian Basin and MidCon Basin. The Fund’s underweight position in ENLC detracted from relative performance during the Reporting Period, as an increase in customer activity across the company’s operating segments greatly improved its financial outlook. Additionally, ENLC has entered into multiple joint ventures to utilize its existing asset base for carbon capture, a growth area being pursued by many midstream operators.

[7]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.
[8]

Beta is a measure of a stock’s volatility relative to an index or the overall market. A beta greater than 1.0 indicates that the stock’s price is theoretically more volatile than the index or overall market.

An overweight in Fast Radius, Inc. (FSRD), a provider of cloud-based manufacturing platform solutions that deliver data and insights for design, production and supply-chain management, also detracted from the Fund’s relative performance. Its shares fell after FSRD significantly reduced its 2022 revenue expectations, as the global economic slowdown and supply-chain disruptions impaired customer demand for its cloud-based manufacturing process. The decline jeopardized the company’s ability to raise the capital it needed to build out its operations. By the end of the Reporting Period, we had sold the Fund’s position in FSRD common stock.9

ONEOK, Inc. (OKE) is a leading midstream service provider that owns one of the nation’s premier natural gas liquids systems. Severe winter storms in North Dakota resulted in widespread shut-ins during April and May 2022, which, in turn, drove lower earnings for OKE during the second calendar quarter. In early July 2022, OKE’s Medford, Oklahoma fractionator suffered an explosion, rendering the entire facility unusable. Until its third quarter 2022 earnings announcement was made in early November, investors were concerned about OKE’s ability to achieve its financial targets. However, as part of its third quarter 2022 earnings call, OKE not only reiterated its full-year financial guidance but provided a preliminary look at 2023 financial performance, which was substantially better than consensus expectations.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A

Compared to the Alerian MLP Index, the Fund was helped during the Reporting Period by an overweight in Cheniere Energy, Inc. and underweight positions in Magellan Midstream Partners, L.P. and Genesis Energy L.P.

Cheniere Energy, Inc. is a pure-play U.S. LNG producer that exports LNG to dozens of countries worldwide. With global LNG supplies more and more constrained by growing demand, curtailed Russian exports and outages at various U.S. LNG facilities, Cheniere Energy, Inc. has become an essential supplier of LNG to world markets. As a result of tightening markets, the spread between global LNG prices and U.S. natural gas prices widened considerably during the Reporting Period, improving the company’s near-term and long-term profit outlook. Additionally, Cheniere Energy, Inc. has leveraged its position to contract incremental capacity expected to come online during the next several years.

[9]	The Fund maintained a small position in private investments in public equities (“PIPEs”), warrants and founder shares of FSRD at the end of the Reporting Period.

3

PORTFOLIO RESULTS

Magellan Midstream Partners, L.P. (MMP) is primarily involved in the storage, transportation and distribution of refined petroleum products. We believe shares of MMP declined during the Reporting Period because refined product volumes remained somewhat weak compared to 2019 levels and because the company’s assets are largely not a beneficiary of the continued recovery in oil and gas production volumes.

Genesis Energy, L.P. (GEL) is a midstream MLP that provides energy infrastructure and logistics services, primarily focused on the U.S. Gulf Coast and on the Gulf of Mexico region. GEL’s diversified asset exposure, including sectors not directly related to energy (e.g., soda ash), drove its underperformance relative to stocks with greater beta exposure to energy commodity prices.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, the Fund established a position in Kinetik Holdings Inc. (KNTK), a Permian Basin-based midstream company focused on providing natural gas gathering, processing and transportation services for upstream[10] companies. We initiated the Fund position because we believe KNTK offers strong exposure to the growth of midstream volumes in the Permian Basin and was trading, at the time of purchase, at a significant discount to similarly positioned companies. Additionally, we believe the company’s fee-based contract structure should provide some insulation to earnings volatility in case commodity prices weaken from current levels.

Another notable Fund purchase during the Reporting Period was Chesapeake Energy Corporation (CHK), a U.S. exploration and production company. In our view, CHK is well positioned for growing U.S. LNG exports from the U.S. Gulf Coast because of the location of its acreage, particularly in the Haynesville Shale. Additionally, the company successfully emerged from financial restructuring in 2021, and we believe its lower debt levels compared to its peer average also position the company to effectively navigate a variety of potential market environments.

In addition to the sale of FSRD, mentioned earlier, we exited the Fund’s position in Archaea Energy Inc. (LFG) during the Reporting Period. LFG is focused on developing and operating landfill-based renewable natural gas facilities that capture waste emissions and converts them into low carbon fuel. On October 17, 2022, LFG received an all-cash buyout

[10]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

offer from BP p.l.c. for $26 a share, a 54% premium over the share price at the market close on October 14th. Once the stock traded within what we deemed a reasonable spread (i.e., difference in price) to the buyout offer, we sold the Fund’s position.

Also during the Reporting Period, we exited the Fund’s position in Shell Midstream Partners, L.P. (SHLX), which owns, operates, develops and acquires pipelines and other midstream and logistics assets. SHLX was acquired by Shell USA, Inc. on October 19, 2022. We sold the Fund’s position ahead of the acquisition to take advantage of other investment opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used equity call options primarily to gain tactical exposure to exploration and production companies, which are closer to the wellhead and therefore, well positioned, in our view, to benefit from the commodity price recovery. In certain situations, for stocks with elevated volatility, we sold covered equity call options to collect premiums. Overall, the use of equity call options had a neutral impact on the Fund’s performance during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive outlook for commodity prices and oil-related securities, though global demand concerns and U.S. dollar strength may continue to drive market volatility in the near term. Our view was supported, we believed, by strong fundamentals, with tight supply/demand dynamics and critically low inventories.

Additionally, we have seen energy policy shift as the global economy looks to address growing global energy needs, with energy security becoming a priority of many developed nations following the Russian invasion of Ukraine. In our view, North America is uniquely positioned as a potential key source of safe, reliable and relatively clean oil and natural gas for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about 50% and LNG exports by more than 900%, making it the largest global LNG exporter, with expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.11

We further expected the energy sector to potentially experience additional interest as the world’s perception around energy security and terminal value shifts and as money managers rationalize underweight energy exposure.

[11]	Bloomberg and Energy Information Agency.

4

PORTFOLIO RESULTS

Energy equities were expected by many analysts to deliver approximately 10.5% of S&P 500® Index earnings in calendar year 2022, even though the sector represents only 5.3% of the S&P 500® Index. Looking at the relationship of earnings contribution to index weight historically would suggest the energy sector’s weight within the S&P 500® Index could grow to nearly 8%, presenting an opportunity for continued outperformance and sector interest.

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current distributions and dividends but also left plenty of excess cash to further reduce debt, buy back stock and/or grow distributions and dividends. In addition, while high inflation and recessionary indicators were not positive headlines, midstream businesses have benefited, in our opinion, from having contracted cash flows with embedded inflationary escalators, which historically have proven to support earnings resiliency during economic downturns. The market dynamics seen at the end of the Reporting Period also appeared to be driving a rotation from growth to value stocks, and midstream equities—along with other value-oriented stocks—may be the beneficiaries of increased fund flows. Overall, we believed at the end of the Reporting Period the midstream sector presented a compelling investment opportunity alongside a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

While there are certainly still risks, such as a tightening of COVID-19 restrictions and/or growing recession concerns, we believed the risk/reward profile for the midstream sector at the end of the Reporting Period remained meaningfully positive.

In managing the Fund, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

5

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2022

TOP TEN HOLDINGS AS OF 11/30/22‡

Holding	% of Net Assets	Line of Business
Energy Transfer LP	9.3%	Pipeline Transportation | Natural Gas
Western Midstream Partners LP	8.0	Gathering + Processing
MPLX LP	7.6	Gathering + Processing
DCP Midstream LP	7.4	Gathering + Processing
Targa Resources Corp.	6.8	Gathering + Processing
Enterprise Products Partners LP	6.5	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	5.8	Pipeline Transportation | Petroleum
Plains All American Pipeline LP	5.0	Pipeline Transportation | Petroleum
Cheniere Energy, Inc.	4.7	Other | Liquefaction
The Williams Cos., Inc.	4.1	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS*

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2022

The following graph shows the value, as of November 30, 2022, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index (Total Return, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 28, 2013 through November 30, 2022.

Average Annual Total Return through November 30, 2022*	One Year	Five Years	Since Inception

Class A (Commenced March 28, 2013)
Excluding sales charges	34.91%	4.23%	0.75%
Including sales charges	27.51%	3.05%	0.16%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	33.89%	3.52%	0.03%
Including contingent deferred sales charges	32.82%	3.52%	0.03%

Institutional (Commenced March 28, 2013)	35.45%	4.65%	1.14%

Investor (Commenced March 28, 2013)	35.28%	4.52%	1.01%

Class R6 (Commenced April 2, 2018)	35.45%	N/A	6.41%

Class R (Commenced March 28, 2013)	34.59%	4.01%	0.50%

Class P (Commenced April 16, 2018)	35.43%	N/A	4.70%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND BASICS

Index Definitions

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

8

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments November 30, 2022

Shares	Description	Value

Common Stocks – 99.7%

Gathering + Processing – 47.1%
2,025,000	Crestwood Equity Partners LP	$59,980,500
2,837,500	DCP Midstream LP	111,627,250
4,700,000	EnLink Midstream LLC	60,442,000
637,500	Hess Midstream LP Class A	19,909,125
3,387,500	MPLX LP	115,141,125
875,000	ONEOK, Inc.	58,555,000
1,387,500	Targa Resources Corp.	103,216,125
1,787,500	The Williams Cos., Inc.	62,026,250
4,337,500	Western Midstream Partners LP	121,363,250

		712,260,625

Integrated – 1.0%
33,500	Chevron Corp.	6,140,885
81,750	Exxon Mobil Corp.	9,102,045

		15,242,930

Marketing | Wholesale – 1.2%
437,200	Sunoco LP	18,773,368

Other – 0.9%
101,750	Canadian Natural Resources Ltd.	6,076,510
424,700	Clean Energy Fuels Corp.*	2,870,972
537,100	Tidewater Renewables Ltd.*	4,703,593

		13,651,075

Other | Liquefaction – 6.1%
275,000	Cheniere Energy Partners LP	17,072,000
400,000	Cheniere Energy, Inc.	70,144,000
499,600	NextDecade Corp.*	2,712,828
699,500	Tellurian, Inc.*	1,881,655

		91,810,483

Pipeline Transportation | Natural Gas – 19.2%
512,500	DTE Midstream, Inc.	30,919,125
11,250,000	Energy Transfer LP	141,075,000
3,937,500	Enterprise Products Partners LP	97,689,375
462,500	TC Energy Corp.	20,572,000

		290,255,500

Pipeline Transportation | Petroleum – 20.8%
987,500	Enbridge, Inc.	40,773,875
737,500	Genesis Energy LP	7,795,375
1,662,500	Magellan Midstream Partners LP	87,613,750
937,500	NuStar Energy LP	15,309,375
700,000	PBF Logistics LP	13,930,000
1,162,500	Pembina Pipeline Corp.	42,408,000
6,125,000	Plains All American Pipeline LP	76,072,500
2,375,000	Plains GP Holdings LP Class A*	31,421,250

		315,324,125

Shares	Description		Value

Common Stocks – (continued)

Production + Mining | Hydrocarbon – 3.4%
37,000	Chesapeake Energy Corp.		$3,829,500
70,000	ConocoPhillips		8,645,700
56,750	Diamondback Energy, Inc.		8,400,135
63,750	EOG Resources, Inc.		9,048,037
377,500	Marathon Oil Corp.		11,562,825
66,750	Ovintiv, Inc.		3,721,980
24,000	Pioneer Natural Resources Co.		5,663,760

			50,871,937

TOTAL COMMON STOCKS (Cost $1,420,413,884)			$1,508,190,043

	Expiration	Strike
Units	Date	Price	Value

Warrants* – 0.0%

Special Purpose Acquisition Company – 0.0%

Fast Radius, Inc. Private
333,300	02/11/28	$11.500	$3,233
(Cost $499,950)

	Dividend
Shares	Rate		Value

Investment Company(a) – 0.2%

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,558,907	3.727%		$3,558,907
(Cost $3,558,907)

TOTAL INVESTMENTS – 99.9%
(Cost $1,424,472,741)			$1,511,752,183

OTHER ASSETS IN EXCESSS OF OTHER LIABILITIES – 0.1%			1,607,287

NET ASSETS – 100.0%			$1,513,359,470

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. * Non-income producing security. (a) Represents affiliated funds.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued) November 30, 2022

ADDITIONAL INVESTMENT INFORMATION
Investment Abbreviations: GP —General Partnership LLC —Limited Liability Company LP —Limited Partnership

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

  Statement of Assets and Liabilities

      November 30, 2022

Assets:

Investments in unaffiliated issuers, at value (cost $1,420,913,834)	$1,508,193,276
Investments in affiliated issuers, at value (cost $3,558,907)	3,558,907
Cash	18,812,293
Receivables:
Dividends	1,139,587
Fund shares sold	407,407
Reimbursement from investment adviser	412
Prepaid federal and state income taxes	6,175,152
Prepaid state and local franchise taxes	54,355
Other assets	37,536

Total assets	1,538,378,925

Liabilities:

Payables:
Management fees	1,181,039
Fund shares redeemed	609,433
Distribution and Service fees and Transfer Agency fees	81,673
Investments purchased	25,966
Deferred taxes, net	22,133,220
Accrued expenses and other liabilities	988,124

Total liabilities	25,019,455

Net Assets:

Paid-in capital	2,403,462,166
Total distributable earnings (loss)	(890,102,696)

NET ASSETS	$1,513,359,470

Net Assets:
Class A	$53,750,881
Class C	22,030,477
Institutional	198,806,579
Investor	59,724,966
Class R6	126,620,727
Class R	842,862
Class P	1,051,582,978

Total Net Assets	$1,513,359,470

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,862,233
Class C	846,845
Institutional	6,533,820
Investor	1,998,161
Class R6	4,155,430
Class R	30,213
Class P	34,410,034

Net asset value, offering and redemption price per share:(a)
Class A	$28.86
Class C	26.01
Institutional	30.43
Investor	29.89
Class R6	30.47
Class R	27.90
Class P	30.56

(a)

Maximum public offering price per share for Class A Shares is $30.54. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

  Statement of Operations

      For the Fiscal Year Ended November 30, 2022

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $965,737)	$79,652,573
Dividends — affiliated issuers	33,960
Interest	1,107
Less: Return of Capital on Dividends	(63,327,378)

Total investment income	16,360,262

Expenses:

Management fees	13,295,280
Transfer Agency fees(a)	582,459
Professional fees	417,390
Distribution and Service (12b-1) fees(a)	305,397
Custody, accounting and administrative services	182,983
Printing and mailing costs	131,051
Registration fees	116,357
Service fees — Class C	61,093
Franchise tax expense	47,329
Trustee fees	29,310
Other	55,439

Total operating expenses, before taxes	15,224,088

Less — expense reductions	(61,318)

Net operating expenses, before taxes	15,162,770

NET INVESTMENT INCOME, BEFORE TAXES	1,197,492

Current and deferred tax expense	(43,291)

NET INVESTMENT INCOME, NET OF TAXES	1,154,201

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	150,101,992
Purchased options	529,334
Written options	490,347
Foreign currency transactions	(32,852)
Current and deferred tax expense	(5,536,954)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	272,131,474
Unfunded PIPE commitment	501,263
Purchased options	797,385
Written options	(818,802)
Foreign currency translation	1,682
Current and deferred tax expense	(10,005,415)

Net realized and unrealized gain, net of taxes	408,159,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$409,313,655

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$118,133	$183,280	$3,984	$75,606	$39,100	$73,403	$73,885	$44,258	$1,275	$274,932

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

  Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	November 30, 2022	November 30, 2021

From operations:

Net investment income (loss), net of taxes	$1,154,201	$(3,105,754)
Net realized gain, net of taxes	145,551,867	256,112,634
Net change in unrealized gain, net of taxes	262,607,587	145,328,242

Net increase in net assets resulting from operations	409,313,655	398,335,122

Distributions to shareholders:

From distributable earnings:
Class A Shares	(3,048,201)	(2,670,879)
Class C Shares	(1,670,031)	(1,985,880)
Institutional Shares	(11,206,812)	(11,471,227)
Investor Shares	(2,978,411)	(2,547,163)
Class R6 Shares	(8,446,190)	(10,514,769)
Class R Shares	(51,446)	(44,881)
Class P Shares	(56,334,989)	(46,497,058)

Total distributions to shareholders	(83,736,080)	(75,731,857)

From share transactions:

Proceeds from sales of shares	300,530,192	226,775,467
Reinvestment of distributions	81,724,586	72,644,488
Cost of shares redeemed	(372,596,029)	(427,116,910)

Net increase (decrease) in net assets resulting from share transactions	9,658,749	(127,696,955)

TOTAL INCREASE	335,236,324	194,906,310

Net assets:

Beginning of year	1,178,123,146	983,216,836

End of year	$1,513,359,470	$1,178,123,146

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class A Shares

	Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of year	$22.75	$17.15		$26.10	$31.90	$34.00

Net investment loss(a)	(0.07)	(0.13	)(b)	(0.15)	(0.30)	(0.10)

Net realized and unrealized gain (loss)	7.88	7.23		(7.86)	(3.00)	0.35

Total from investment operations	7.81	7.10		(8.01)	(3.30)	0.25

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.80)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.55)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(2.35)

Net asset value, end of year	$28.86	$22.75		$17.15	$26.10	$31.90

Total return(c)	34.91%	41.88%		(27.83)%	(11.06)%	0.23%

Net assets, end of year (in 000s)	$53,751	$39,835		$34,024	$60,112	$95,120

Ratio of total expenses to average net assets after tax expense(d)	2.59%	0.43%		2.64%	1.67%	1.67%

Ratio of net expenses to average net assets after tax expense(d)	2.59%	0.42%		2.61%	1.67%	1.67%

Ratio of net expenses to average net assets before tax expense	1.45%	1.45%		1.49%	1.44%	1.40%

Ratio of net investment loss to average net assets(e)	(0.26)%	(0.60)%		(0.81)%	(1.02)%	(0.34)%

Portfolio turnover rate(f)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class C Shares

	Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of year	$20.79	$15.88		$24.55	$30.35	$32.70

Net investment loss(a)	(0.24)	(0.27	)(b)	(0.29)	(0.50)	(0.35)

Net realized and unrealized gain (loss)	7.16	6.68		(7.44)	(2.80)	0.35

Total from investment operations	6.92	6.41		(7.73)	(3.30)	—

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.80)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.55)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(2.35)

Net asset value, end of year	$26.01	$20.79		$15.88	$24.55	$30.35

Total return(c)	33.89%	40.85%		(28.47)%	(11.64)%	(0.38)%

Net assets, end of year (in 000s)	$22,030	$25,647		$24,897	$58,044	$92,201

Ratio of total expenses to average net assets after tax expense(d)	3.34%	1.18%		3.39%	2.42%	2.44%

Ratio of net expenses to average net assets after tax expense(d)	3.34%	1.16%		3.37%	2.42%	2.44%

Ratio of net expenses to average net assets before tax expense	2.20%	2.20%		2.24%	2.19%	2.15%

Ratio of net investment loss to average net assets(e)	(1.00)%	(1.35)%		(1.63)%	(1.77)%	(1.06)%

Portfolio turnover rate(f)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Institutional Shares

	Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of year	$23.82	$17.84		$26.95	$32.75	$34.75

Net investment income (loss)(a)	0.03	(0.05	)(b)	(0.11)	(0.20)	0.10

Net realized and unrealized gain (loss)	8.28	7.53		(8.06)	(3.10)	0.25

Total from investment operations	8.31	7.48		(8.17)	(3.30)	0.35

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.80)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.55)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(2.35)

Net asset value, end of year	$30.43	$23.82		$17.84	$26.95	$32.75

Total return(c)	35.45%	42.40%		(27.54)%	(10.77)%	0.67%

Net assets, end of year (in 000s)	$198,807	$160,785		$182,236	$502,633	$651,132

Ratio of total expenses to average net assets after tax expense(d)	2.22%	0.06%		2.25%	1.28%	1.43%

Ratio of net expenses to average net assets after tax expense(d)	2.22%	0.05%		2.22%	1.28%	1.43%

Ratio of net expenses to average net assets before tax expense	1.08%	1.09%		1.10%	1.05%	1.01%

Ratio of net investment income (loss) to average net assets(e)	0.12%	(0.21)%		(0.56)%	(0.61)%	0.34%

Portfolio turnover rate(f)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Investor Shares

	Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of year	$23.45	$17.60		$26.65	$32.50	$34.50

Net investment loss(a)	(0.00)	(0.08	)(b)	(0.15)	(0.25)	(0.05)

Net realized and unrealized gain (loss)	8.14	7.43		(7.96)	(3.10)	0.40

Total from investment operations	8.14	7.35		(8.11)	(3.35)	0.35

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.80)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.55)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(2.35)

Net asset value, end of year	$29.89	$23.45		$17.60	$26.65	$32.50

Total return(c)	35.28%	42.23%		(27.63)%	(11.01)%	0.68%

Net assets, end of year (in 000s)	$59,725	$40,346		$32,396	$98,506	$142,664

Ratio of total expenses to average net assets after tax expense(d)	2.34%	0.18%		2.38%	1.42%	1.43%

Ratio of net expenses to average net assets after tax expense(d)	2.34%	0.17%		2.36%	1.42%	1.43%

Ratio of net expenses to average net assets before tax expense	1.20%	1.20%		1.23%	1.19%	1.15%

Ratio of net investment loss to average net assets(e)	(0.01)%	(0.36)%		(0.73)%	(0.77)%	(0.07)%

Portfolio turnover rate(f)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund

	Class R6 Shares

	Year Ended November 30,					Period Ended November 30, 2018(a)
	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of period	$23.85	$17.86		$27.00	$32.75	$32.15

Net investment income (loss)(b)	0.04	(0.04	)(c)	(0.05)	(0.20)	(0.10)

Net realized and unrealized gain (loss)	8.28	7.53		(8.15)	(3.05)	2.50

Total from investment operations	8.32	7.49		(8.20)	(3.25)	2.40

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.65)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.15)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(1.80)

Net asset value, end of period	$30.47	$23.85		$17.86	$27.00	$32.75

Total return(d)	35.45%	42.41%		(27.60)%	(10.60)%	7.15%

Net assets, end of period (in 000s)	$126,621	$138,288		$181,968	$165,252	$205,470

Ratio of total expenses to average net assets after tax expense(e)	2.21%	0.05%		2.26%	1.26%	1.11	%(f)

Ratio of net expenses to average net assets after tax expense(e)	2.21%	0.04%		2.23%	1.26%	1.11	%(f)

Ratio of net expenses to average net assets before tax expense	1.07%	1.08%		1.11%	1.04%	1.00%

Ratio of net investment income (loss) to average net assets(g)	0.13%	(0.17)%		(0.29)%	(0.66)%	(0.46	)%(f)

Portfolio turnover rate(h)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Commenced operations on April 02, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Annualized with the exception of tax expenses.
(g)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class R Shares

	Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of year	$22.09	$16.72		$25.60	$31.40	$33.55

Net investment loss(a)	(0.13)	(0.18	)(b)	(0.17)	(0.40)	(0.20)

Net realized and unrealized gain (loss)	7.64	7.05		(7.77)	(2.90)	0.40

Total from investment operations	7.51	6.87		(7.94)	(3.30)	0.20

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.80)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.55)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(2.35)

Net asset value, end of year	$27.90	$22.09		$16.72	$25.60	$31.40

Total return(c)	34.59%	41.57%		(28.11)%	(11.24)%	0.24%

Net assets, end of year (in 000s)	$843	$731		$796	$1,012	$2,254

Ratio of total expenses to average net assets after tax expense(d)	2.85%	0.67%		2.90%	1.92%	1.93%

Ratio of net expenses to average net assets after tax expense(d)	2.84%	0.66%		2.87%	1.92%	1.93%

Ratio of net expenses to average net assets before tax expense	1.70%	1.70%		1.74%	1.69%	1.65%

Ratio of net investment loss to average net assets(e)	(0.50)%	(0.85)%		(0.94)%	(1.31)%	(0.59)%

Portfolio turnover rate(f)	117%	166%		139%	51%	68%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund

	Class P Shares

	Year Ended November 30,					Period Ended November 30, 2018(a)
	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of period	$23.92	$17.91		$27.05	$32.85	$34.80

Net investment income (loss)(b)	0.03	(0.05	)(c)	(0.08)	(0.20)	(0.15)

Net realized and unrealized gain (loss)	8.31	7.56		(8.12)	(3.10)	—	(d)

Total from investment operations	8.34	7.51		(8.20)	(3.30)	(0.15)

Distributions to shareholders from net investment income	(1.70)	(1.50)		—	(0.15)	(0.65)

Distributions to shareholders from return of capital	—	—		(0.94)	(2.35)	(1.15)

Total distributions	(1.70)	(1.50)		(0.94)	(2.50)	(1.80)

Net asset value, end of period	$30.56	$23.92		$17.91	$27.05	$32.85

Total return(e)	35.43%	42.40%		(27.55)%	(10.73)%	(0.72)%

Net assets, end of period (in 000s)	$1,051,583	$772,491		$526,900	$843,448	$1,073,157

Ratio of total expenses to average net assets after tax expense(f)	2.21%	0.05%		2.26%	1.27%	1.05	%(g)

Ratio of net expenses to average net assets after tax expense(f)	2.21%	0.04%		2.23%	1.27%	1.05	%(g)

Ratio of net expenses to average net assets before tax expense	1.07%	1.08%		1.10%	1.04%	1.00%

Ratio of net investment income to average net assets(h)	0.12%	(0.23)%		(0.38)%	(0.61)%	(0.68	)%(g)

Portfolio turnover rate(i)	117%	166%		139%	51%	68	%(g)

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)	Less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(g)	Annualized with the exception of tax expenses.
(h)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

21

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss, regardless of whether the MLPs make distributions to the Fund.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/ losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. The portion of gain on a disposition of an MLP equity security that is taxed as ordinary income under the Code will be recognized even if there is a net taxable loss on the disposition.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and

22

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and

23

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments in Public Equities — The Fund may invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are typically traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchanged-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

24

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Special Purpose Acquisition Companies — The Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Valuation Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3.

The Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2022:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$1,508,190,043	$—	$—

Warrants	—	3,233	—

Investment Company	3,558,907	—	—

Total	$1,511,748,950	$3,233	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended November 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) on purchased options and written options/Net unrealized gain (loss) on purchased options and written options	$1,019,681	$(21,417)

25

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended November 30, 2022, the relevant values for each derivative type was as follows:

Average Number of Shares/Units(a)

Forward contracts	Purchased Options	Written Options

$12,680	1,102,100	573,340

(a)

Amounts disclosed represent average number of shares/units outstanding for purchased options, written options and notional amounts for forward contracts, based on absolute value, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended November 30, 2022.

5. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2022, the Fund reevaluated its blended state income tax rate, increasing the rate from 1.14% to 1.17% due to an anticipated change in state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$89,320,249	21.00%

State income taxes, net of federal benefit	4,976,414	1.17%

Change in estimated deferred tax rate	(61,750)	(0.01)%

Effect of permanent differences	5,821,655	1.37%

Change in Valuation Allowance	(84,470,908)	(19.86)%

Total current and deferred Income tax expense	$15,585,660	3.67%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2022, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:

State net operating loss carryforward	$220,774

Capital loss carryforward (tax basis)	119,234,334

Valuation Allowance	(64,310,828)

Total Deferred Tax Assets	$55,144,280

Deferred tax liabilities:

Book vs tax partnership income to be recognized	$(54,338,156)

Net unrealized gain on investment securities (tax basis)	(22,191,560)

Other tax liabilities	(747,784)

Total Deferred Tax Liabilities	$(77,277,500)

Net Deferred Tax Asset/(Liability)	$(22,133,220)

At November 30, 2022, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

For Fiscal Year Ended:	Amount	Expiration

November 30, 2020	$537,818,375	November 30, 2025

26

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. TAXATION (continued)

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $(64,310,828) of valuation allowances as of November 30, 2022.

For the fiscal year ended November 30, 2022, components of the Fund’s current and deferred tax expense/(benefit) are as follows:

	Current	Deferred	Total

Federal	$4,995,746	$89,456,434	$94,452,180

State	1,025,161	4,579,227	5,604,388

Valuation Allowances	—	(84,470,908)	(84,470,908)

Total	$6,020,907	$9,564,753	$15,585,660

For the fiscal year ended November 30, 2022, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At November 30, 2022, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$1,166,589,057

Gross unrealized gain	388,736,323

Gross unrealized loss	(43,573,197)

Net unrealized gains	$345,163,126

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2022, the Fund distributions are estimated to be comprised of 100% from taxable income and 0% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2023. The Fund’s tax years ended November 30, 2019 through November 30, 2022 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

6. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each applicable Fund’s average daily net assets.

For the fiscal year ended November 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
					Effective Net
First	Next	Next	Next	Over	Management
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate^

1.00%	0.90%	0.86%	0.84%	0.82%	0.97%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

27

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended November 30, 2022, GSAM waived $3,081 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2022 , Goldman Sachs advised that it retained $2,995 and $0 of the sales charges applicable to Class A and Class C Shares, respectively.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064% respectively. These Other Expense limitations will remain in place through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the

28

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended November 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

$3,081	$40	$58,197	$61,318

G. Other Transactions with Affiliates — For the for the fiscal year ended November 30, 2022, Goldman Sachs earned $265,589, in brokerage commissions from portfolio transactions on behalf of the Fund, respectively.

      The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2022:

Underlying Fund	Beginning Value as of November 30, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2022	Shares as of November 30, 2022	Dividend Income

Goldman Sachs Financial Square
Government Fund — Institutional Shares	$—	$108,028,797	$(104,469,890)	$3,558,907	3,558,907	$33,960

H. Line of Credit Facility — As of November 30, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For fiscal year ended November 30, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2022, were $1,593,713,791 and $1,616,292,786, respectively.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, and the failure of the performance of the derivatives used to replicate the performance of a

29

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

8. OTHER RISKS (continued)

particular asset class to accurately track the performance of that asset class. There is no guarantee that the use of derivatives will achieve their intended result.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an

30

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

8. OTHER RISKS (continued)

active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which

31

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2022

8. OTHER RISKS (continued)

the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and the Fund will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

32

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2022		For the Fiscal Year Ended November 30, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	398,847	$10,508,094	320,598	$6,939,716

Reinvestment of distributions	110,439	3,033,180	119,908	2,645,248

Shares redeemed	(398,128)	(10,319,865)	(673,270)	(14,356,234)

	111,158	3,221,409	(232,764)	(4,771,270)

Class C Shares

Shares sold	48,786	1,141,175	113,858	2,241,938

Reinvestment of distributions	67,143	1,663,931	97,676	1,977,155

Shares redeemed	(502,775)	(11,924,283)	(545,323)	(10,857,031)

	(386,846)	(9,119,177)	(333,789)	(6,637,938)

Institutional Shares
Shares sold	1,288,314	35,457,463	1,288,833	28,487,092
Reinvestment of distributions	319,510	9,220,163	365,963	8,419,642
Shares redeemed	(1,823,526)	(49,633,700)	(5,118,680)	(114,577,102)

	(215,702)	(4,956,074)	(3,463,884)	(77,670,368)

Investor Shares

Shares sold	660,473	18,694,219	426,838	9,407,651

Reinvestment of distributions	104,700	2,974,687	111,912	2,546,525

Shares redeemed	(487,336)	(13,481,551)	(658,755)	(14,217,583)

	277,837	8,187,355	(120,005)	(2,263,407)

Class R6 Shares

Shares sold	1,096,730	30,382,311	469,312	10,232,839

Reinvestment of distributions	293,609	8,446,190	461,167	10,514,565

Shares redeemed	(3,032,726)	(86,020,294)	(5,320,042)	(123,194,028)

	(1,642,387)	(47,191,793)	(4,389,563)	(102,446,624)

Class R Shares

Shares sold	7,779	194,292	14,961	322,793

Reinvestment of distributions	1,939	51,446	2,087	44,880

Shares redeemed	(12,581)	(329,788)	(31,555)	(605,180)

	(2,863)	(84,050)	(14,507)	(237,507)

Class P Shares

Shares sold	7,373,284	204,152,638	7,729,027	169,143,438

Reinvestment of distributions	1,942,721	56,334,989	2,004,492	46,496,473

Shares redeemed	(7,204,349)	(200,886,548)	(6,858,181)	(149,309,752)

	2,111,656	59,601,079	2,875,338	66,330,159

NET INCREASE (DECREASE)	252,853	$9,658,749	(5,679,174)	$(127,696,955)

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs MLP Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP Energy Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

34

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022, which represents a period of 183 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*
Class A
Actual	$1,000.00	$1,063.00		$ 7.44
Hypothetical 5% return	1,000.00	1,017.90	+	7.28
Class C
Actual	1,000.00	1,059.20		11.29
Hypothetical 5% return	1,000.00	1,014.10	+	11.04
Institutional
Actual	1,000.00	1,065.40		5.53
Hypothetical 5% return	1,000.00	1,019.70	+	5.41
Investor
Actual	1,000.00	1,064.40		6.15
Hypothetical 5% return	1,000.00	1,019.10	+	6.02
Class R6
Actual	1,000.00	1,065.30		5.47
Hypothetical 5% return	1,000.00	1,019.80	+	5.35
Class R
Actual	1,000.00	1,062.10		8.73
Hypothetical 5% return	1,000.00	1,016.60	+	8.54
Class P
Actual	1,000.00	1,065.10		5.48
Hypothetical 5% return	1,000.00	1,019.80	+	5.36

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2022. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
MLP Energy Infrastructure Fund	1.44%	2.19%	1.07%	1.19%	1.06%	1.69%	1.06%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

35

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

36

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

37

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

        Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the five-year period, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2022. They noted that the Fund had been repositioned in 2020, which involved changes to the Fund’s investment strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	MLP Energy Infrastructure Management Fee Annual Rate

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

38

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2023.

39

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	MoneyLion, Inc. (an operator of a data-driven, digital finance platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace, Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

40

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officerand Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

41

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

42

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

43

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund

∎ Focused Value Fund

∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund

∎ Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds Annual Report November 30, 2022 Energy Funds Clean Energy Income Fund Energy Infrastructure Fund

Goldman Sachs Energy Funds

∎	CLEAN ENERGY INCOME FUND

∎	ENERGY INFRASTRUCTURE FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Clean Energy Income Fund

Investment Objective

The Fund seeks total return through current income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.52%, -7.16%, -6.14%, -6.25%, -6.13%, -6.69% and -6.14%, respectively. These returns compare to the -7.02% average annual total return of the Fund’s blended benchmark, which is comprised 50% of the Eagle North American Renewables Infrastructure Index,[1] 35% of the Indxx YieldCo and Renewable Energy Income Index[2] and 15% of the Eagle Global Renewables Infrastructure Index.[3]

[1]

The Eagle North American Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade in either the U.S. or Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT). It is not possible to invest directly in an unmanaged index.

[2]

The Indxx YieldCo & Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies and companies categorized as YieldCos (i.e., producers of biofuels) listed in developed and emerging markets. It is not possible to invest directly in an unmanaged index.

[3]

The Eagle Global Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries. (The Organization for Economic Co-operation and Development is an intergovernmental economic organization with 37 member countries, founded in 1961 to stimulate economic progress and world trade.) The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEW) and on a total-return basis (RENEWTR). It is not possible to invest directly in an unmanaged index.

Q	How did clean energy infrastructure securities overall perform during the Reporting Period?

A

The global equity markets were volatile during the Reporting Period overall, as inflationary pressures, global economic growth forecasts and recessionary fears drove broad-based risk-off, or heightened risk aversion, sentiment. In this environment, clean energy infrastructure securities, as represented by the Fund’s blended benchmark, recorded negative absolute returns for the Reporting Period but outperformed the broad global equity market, which returned -11.78% (as measured by the MSCI All Country World Index Investable Market Index). Clean energy infrastructure securities underperformed energy-related securities.

In our view, clean energy infrastructure securities held up better than the broad equity market because of certain market segment attributes, which the Clean Energy Team considers “defensive growth” characteristics. These include the contracted/regulated cash flows of clean energy infrastructure companies, perceived value of clean energy infrastructure securities as hedges against rising inflation and interest rates, and sustained “green” capital expenditure spending by governments and corporations. We believe these attributes supported clean energy infrastructure securities during the Reporting Period, as investors may have been preparing for a potential period of stagflation, which is characterized by slow economic growth and high inflation. Historically, infrastructure securities in general have been attractive during periods of stagflation.

From December 2021, when the Reporting Period began, through the first half of 2022, clean energy infrastructure securities suffered alongside the broad global equity market, with significant weakness in June 2022 following the publishing of U.S. inflation data and a 75 basis point hike by the U.S. Federal Reserve (the “Fed”). (One basis point equal 1/100th of a percentage point.)

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FUND RESULTS

At the beginning of the third calendar quarter, the performance of clean energy infrastructure securities rebounded, driven largely by strong earnings announcements and the passage of landmark climate legislation, the Inflation Reduction Act of 2022, that is expected to result in the investment of $369 billion in energy security and climate change programs, the largest federal clean energy investment in U.S. history. However, toward the end of the quarter, investor optimism about the Inflation Reduction Act was overshadowed by renewed fears about rising interest rates, inflation risks and recessionary concerns, and clean energy infrastructure securities, as represented by the Fund’s blended benchmark, ultimately ended the third quarter down 7.01%.

Although clean energy infrastructure securities generally posted gains during October and November 2022, they still finished the Reporting Period with a decline overall. In our view, many clean energy infrastructure companies were being given almost no value for potential growth associated with the Inflation Reduction Act, something we believe can more than reduce the negative impact of higher interest rates and inflationary pressures. Additionally, continued favorable global energy prices had increased the cost competitiveness of clean energy versus hydrocarbon assets.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

The Clean Energy Team primarily targets companies that are scaling the clean energy transition, mostly renewable independent power producers (“IPPs”) and power infrastructure companies. Our investment focus is on companies with what we consider to be effective management teams that operate within a strong corporate governance framework; high renewable asset quality; strong balance sheets; potential upside for their stock prices due to higher power prices; liquidity that may weather various economic cycles and business cycles; and clear earnings growth and dividend visibility.

During the Reporting Period, the Fund posted negative absolute returns but generally outperformed the blended benchmark due in part to a continued focus on the types of companies described above. These higher quality companies held up well during the Reporting Period, a time of broad equity market weakness. More specifically, the Fund benefited from effective security selection, especially in the utilities/clean energy subsector. In addition, the Fund was helped by its exposure to what we view as premier solar technology companies with strong free cash flow and operations within growing markets.

From a geographical perspective, the Fund focuses on companies that are North American or European domiciled and have underlying revenues largely from those regions and, to a limited extent, the emerging markets. During the Reporting Period, the Fund was aided by its exposure to North American domiciled companies that stand to benefit from the Inflation Reduction Act of 2022. Exposure to companies with underlying revenues primarily from the developed markets broadly also added to relative returns.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	Compared to the blended benchmark, the Fund benefited from overweight positions in Archaea Energy Inc. and American Electric Power and an underweight in China Longyuan Power Group Limited.

The Fund’s overweight in Archaea Energy Inc. (LFG) added most to its relative performance during the Reporting Period. LFG is a renewable energy company with an industry-leading renewable natural gas platform focused on turning naturally occurring waste emissions from landfills and anaerobic digesters into low-carbon energy. On October 17, 2022, LFG received an buyout offer from BP p.l.c. of approximately $4.1 billion, which amounted to a 38% premium over its average share price for the previous 30 days of trading.

American Electric Power (AEP) is one of the largest public utilities companies in the U.S. AEP shares performed well following a strong earnings beat of consensus expectations and news of a strategic asset sale—Kentucky Power, one of the company’s weakest performing units. In our view, the sale should strengthen AEP’s corporate balance sheet and support its aggressive renewable and electric transmission targets.

China Longyuan Power Group Limited, which focuses on wind farms, saw its stock drop during the Reporting Period amid broad weakness in China’s stock market. Additionally, the company reported a profit decline in the first half of 2022 on the back of weak wind farm utilization. There was also increased investor focus on whether China Longyuan Power Group Limited would receive its full government subsidies as long as the Chinese government maintained its commitment to a “zero-COVID” policy

2

FUND RESULTS

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions versus the blended benchmark in Fast Radius Inc. and Sunrun Inc. and an underweight in Centrais Elétricas Brasileiras S.A.

Fast Radius Inc. (FSRD) is a cloud manufacturing and digital supply chain company that came to market through a merger with ECP Environmental Growth Opportunities Corp. (ENNV), a Special Purpose Acquisition Company (also known as a “SPAC”). Due to broad weakness in the SPAC market, ENNV’s trust account, which was intended to fund FSRD’s growth, suffered significant redemptions, materially impacting the growth outlook for FSRD and causing severe equity price pressure. As a result, the Fund’s overweight position detracted from its relative performance. By the end of the Reporting Period, we had sold the Fund’s position in FSRD common stock.4

Sunrun Inc. (RUN) is a solar energy solutions company that sells and installs solar and battery systems for U.S. homeowners. Although the outlook for the U.S. solar industry remained extremely robust, RUN was hampered during the Reporting Period by a number of political headwinds that created supply chain pressure and by broad concerns about the industry in general. At the end of the Reporting Period, we thought many of those concerns were in the past and the passage of the Inflation Reduction Act of 2022 was likely to spur significant investment and growth in the U.S., presenting opportunities for RUN and other solar companies, in our view.

Centrais Elétricas Brasileiras S.A. (commonly known as Eletrobras), Brazil’s largest state-run hydro electricity generation company, owns, operates and maintains power generation and transition assets throughout the country. Its shares performed well after first-stage approval of Eletrobras’ privatization, with the Brazilian government planning to reduce its majority ownership position. However, the Fund did not have exposure to the stock at the time. Following the first-stage approval, we initiated a Fund position in Eletrobras, as we believed the privatization improved the company’s outlook, though the Fund remained underweight relative to the blended benchmark. The underweight dampened the Fund’s relative performance as Eletrobras continued to perform well through the end of Reporting Period due to strong earnings results.

[4]	The Fund maintained a small position in warrants at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A

As mentioned earlier, the Fund initiated a position in Eletrobras, Brazil’s largest state-run hydro electric generation company, during the Reporting Period. Eletrobras is Latin America’s largest power utility company, the tenth largest utility company in the world and the fourth largest clean energy company globally. In our view, Eletrobras contributes to making the Brazilian energy matrix one of the cleanest and most renewable in the world. In addition to our positive outlook for the company after the first-stage approval of its privatization, we think Eletrobras’ strong cash flow generation should provide it with opportunities to reduce its debt over time. Although we see some geographic risk that we will continue to monitor, we believe Eletrobras has an attractive risk/reward profile.

The Fund also established a position in Fortum Oyj (“Fortum”), a Finnish state-owned energy company engaged in the generation, distribution and sale of electricity and heat, as well as the operation and maintenance of power plants. In addition to Finland, the company focuses on Germany and other countries in Central Europe, Great Britain, Russia and the Nordic region. We initiated the Fund position after Fortum agreed to divest its Uniper SA subsidiary to the German government, which was seeking to secure Germany’s energy supply. Upon completion, we believed the divestment should allow Fortum to refocus on clean Nordic power generation as its core business. We viewed the agreement as a potential catalyst for the company’s share price, as we thought the divestment should help reduce Fortum’s overall risk. We also believed that Fortum was well positioned to benefit from higher power prices, which are likely to increase further in Europe, in our view, as a result of the ongoing Russia/Ukraine conflict.

In addition to the sale of FSRD, mentioned earlier, we exited the Fund’s position in Public Service Enterprise Group (PEG) during the Reporting Period. PEG is a diversified energy company with one of the U.S. utility industry’s most aggressive net-zero climate change goals. We sold the position because the risk/reward profile for the company had changed during the Reporting Period, and we saw what we viewed as better opportunities elsewhere. PEG was an early player in the U.S. offshore wind market, and although we believed there was still substantial growth potential in this market, initial contracts signed with PEG had experienced significant cost inflation, which had hurt the returns the company’s projects could generate. In our view, PEG was also operating in a difficult regulatory environment.

3

FUND RESULTS

Additionally, we eliminated the Fund’s position in E.ON SE (EOAN), one of Europe’s largest operators of energy networks and energy, during the Reporting Period. Tight energy market fundamentals, exacerbated by the Russian/Ukraine conflict, had led to a surge in commodity and power prices. As result of the higher prices, EOAN was exposed to increased counterparty risk due to growing concerns over customers’ ability to pay their bills. Our long-term thesis around the increased need for electrical grid growth remained intact, but we decided to sell the Fund’s position in EOAN due to our view of near-term macroeconomic risks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective March 30, 2022, Kyri Loupis no longer served as a portfolio manager for the Fund and Kristin Kuney became a portfolio manager for the Fund. Ben Okin and Vikrum Vora remained portfolio managers of the Fund and continued to be the Fund’s lead research analysts and day-to-day decision-makers. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed the fundamental backdrop for clean energy and clean energy infrastructure equities remained compelling. Renewables are expected to become one of the world’s primary energy sources by 2050, and clean energy infrastructure securities are, in our opinion, well positioned to benefit from this secular growth underpinned by positive government, corporate and consumer action as well as declining costs.

From a cost perspective, we believed at the end of the Reporting Period that higher prices for traditional energy sources, exacerbated by the Russia/Ukraine conflict, had made renewable energy sources even more attractive economically. Since 2014, the costs for solar and onshore wind power had dropped by 70% and 40%, respectively, with solar and wind becoming 40% cheaper on average than natural gas.5 In addition, new clean energy technology incentives (e.g., hydrogen, biofuels, carbon capture, etc.) could help drive down costs further and increase adoption, similar to what happened with wind and solar. We believed the long-term decarbonization thesis had accelerated during the Reporting Period, as we thought the devastating impacts of Russia’s invasion of Ukraine may have been a turning point for investor sentiment about clean energy and had also reinforced the need to transition away from hydrocarbon fuels. In addition, policy support for “green investing” had increased significantly, with governments placing climate change issues on top of their policy agendas. Overall, we believed at the end of the Reporting Period that clean energy could serve a critical role in delivering both decarbonization and energy security. In the short to medium term, we expected a general “reshoring” of energy supply based on security and cost rationales, with increased use of non-Russia-produced gas, as well as coal and nuclear power, and the acceleration of a pragmatic energy transition, which may include solar/wind/storage options along with renewable natural gas/fuels, nuclear, hydrogen and carbon capture.

In Europe, the push to be less dependent on Russian energy has also driven an acceleration in targets for renewable energy deployment. With 85% of Europeans believing the European Union should reduce its dependency on Russian gas and oil as soon as possible, proposed long-term solutions have focused on solutions across wind, solar and hydrogen.6 This was emphasized by the announcement in May 2022 of the finalized REPowerEU proposal, which documented a significant increase in the speed and scale of renewable energy in power generation, industry, buildings and transport to help accelerate energy independence, catalyze the green transition and work to reduce energy prices over time. (REPowerEU is the European Commission’s plan to make Europe independent from Russian fossil fuels well before 2030, in light of Russia’s invasion of Ukraine.)

The increase in government action has extended beyond Europe. In June 2022, national security powers were invoked in the U.S. as an attempt to rapidly expand clean energy technology. The Biden Administration triggered the cold-war era Defense Production Act, seeking to boost the production of solar panels, building insulation, power grid transformers and heat pumps. In August, the U.S. House of Representatives approved the Inflation Reduction Act of 2022, discussed previously, marking “the greatest pro-climate legislation that has ever been passed by Congress,” as stated by Senator Chuck Schumer. The

[5]	Source: BloombergNEF New Build Levelized Cost of Energy. Costs based on new facilities.
[6]	Source: European Commission.

4

FUND RESULTS

landmark climate legislation should result in the investment of $369 billion in energy security and climate change programs over the next decade-plus. The passage of the Inflation Reduction Act, in our view, demonstrated the U.S. government’s unprecedented commitment to the energy transition and includes key provisions that should incentivize domestic energy production and manufacturing, lower consumer energy costs and accelerate the decarbonization of the U.S. economy.

Corporations have also been proactive in their efforts to reduce carbon emissions and have rapidly increased their net-zero commitments over the past few years, with two-thirds of the world’s largest 167 global emitting corporations (responsible for more than 80% of global industrial emissions) having made commitments to reach net-zero.7 While the impact of climate change is vast and global in scope, governments, corporations and consumers appear to be increasingly aligned in the goal to accelerate decarbonization.

As for the investing environment, we thought “defensive growth” and value-oriented equities were back in focus at the end of the Reporting Period, and we anticipated that renewed investor interest could act as a catalyst for clean energy infrastructure securities in the near term.

From a valuation perspective, the clean energy infrastructure sector appeared attractive to us at the end of the Reporting Period, and we noted that earnings momentum and pricing power could create an attractive entry point for investors. Comparing valuations to cash flow growth, global clean energy infrastructure securities were approximately 60% cheaper than global equities on a price-to-cash flow basis relative to their five-year estimated cash flow growth.8

Overall, at the end of the Reporting Period, we believed clean energy infrastructure securities offered a non-cyclical, long-term growth opportunity, given that the sector needed more than $100 trillion of capital investment during the next 30-plus years to reach net-zero carbon emission targets by 2050. In our opinion, this significant investment opportunity will likely be driven by government policy, declining technology costs and investment flows based on environmental, social and governance criteria supportive of decarbonization.

7 Source: BloombergNEF.

8 Source: Bloomberg.

5

FUND BASICS

Clean Energy Income Fund

as of November 30, 2022

TOP TEN HOLDINGS AS OF 11/30/22‡

Holding	% of Net Assets	Line of Business
NextEra Energy, Inc.	7.8%	Clean power
Northland Power, Inc.	6.8	Clean power
NextEra Energy Partners LP	6.4	Clean power
The AES Corp.	5.9	Clean power
Brookfield Renewable Partners LP	4.0	Clean power
Innergex Renewable Energy, Inc.	3.8	Clean power
Boralex, Inc.	3.4	Clean power
Ormat Technologies, Inc.	3.3	Geothermal
SSE PLC	3.3	Clean power
Clearway Energy, Inc.	3.2	Clean power

‡ The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS*

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Performance Summary

November 30, 2022

The following graph shows the value, as of November 30, 2022, of a $10,000 investment made on June 26, 2020 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks including the Clean Energy Income Composite Index, which is comprised of 50% in the Eagle North American Renewables Infrastructure Index, 35% in the Indxx Yieldco and Renewable Energy Income Index, and 15% in the Eagle Global Renewables Infrastructure Index (each with distributions reinvested) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Clean Energy Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from June 26, 2020 through November 30, 2022.

Average Annual Total Return through November 30, 2022*	One Year	Since Inception

Class A (Commenced June 26, 2020)
Excluding sales charges	-6.52%	12.31%
Including sales charges	-11.65%	9.69%

Class C (Commenced June 26, 2020)
Excluding contingent deferred sales charges	-7.16%	11.48%
Including contingent deferred sales charges	-8.08%	11.44%

Institutional (Commenced June 26, 2020)	-6.14%	12.73%

Investor (Commenced June 26, 2020)	-6.25%	12.57%

Class R6 (Commenced June 26, 2020)	-6.13%	12.74%

Class R (Commenced June 26, 2020)	-6.69%	12.04%

Class P (Commenced June 26, 2020)	-6.14%	12.71%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND RESULTS

Goldman Sachs Energy Infrastructure Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 30.74%, 29.76%, 31.17%, 31.02%, 31.11%, 30.37% and 31.22%, respectively. These returns compare to the 29.16% average annual total return of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (“AMEI Index”). The AMEI Index is a composite of North American energy infrastructure companies.[1]

Q	How did energy-related securities overall perform during the Reporting Period?

A

Energy-related securities generally produced strong gains during the Reporting Period, as crude oil and natural gas prices rose and remained elevated despite bouts of volatility. The price of Brent crude oil increased 23.70% during the Reporting Period, while natural gas prices averaged $6.26 MMBtu, 38% higher than their average at the beginning of the Reporting Period. (MMBtu is million British thermal units, the standard measurement for natural gas.)

As the Reporting Period started in December 2021, commodities and energy-related securities experienced a brief but sharp sell-off. The sell-off was driven by worries

[1]

Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

around the spread of the COVID-19 Omicron variant, which had raised concerns about how the variant might impact near-term demand for commodities. However, data suggesting Omicron was less severe symptomatically than previous variants helped to ease market fears and supported a rebound in crude oil prices and energy-related securities through year-end 2021.

During the first quarter of 2022, commodities and energy-related securities advanced overall, as underlying fundamentals strengthened. U.S. oil demand ticked higher, while supply struggled to keep up, as discipline from OPEC+ and from U.S. producers, who have become primarily focused on maximizing free cash flow, reined in production growth. (OPEC+ is the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia.) The result was undersupplied energy markets, which were further pressured by the invasion of Ukraine by Russia, a major global exporter of crude oil and natural gas, on February 24th. After the invasion, crude oil prices rose, with Brent crude oil reaching $128 per barrel, its highest level since 2008, in early March.

After surging to this record level, crude oil prices subsequently experienced volatility during the second calendar quarter, driven by developments surrounding the Russia/Ukraine war, the possibility of a European Union ban on Russian oil, and potential oil demand-side concerns stemming from rising COVID-19 cases and lockdown procedures in China. However, a combination of strong global energy demand, tight inventories, limited spare capacity and announcements of the European Union’s ban on Russian oil imports kept crude oil prices elevated. On the supply side, global supply shortages led to low inventories of crude oil and natural gas, while at the same time, demand

8

FUND RESULTS

continued to recover, supported by an uptick in seasonal travel as well as by high liquified natural gas (“LNG”) prices that pushed certain countries to turn to crude oil and related refined products as replacements.

During the remainder of the Reporting Period, crude oil prices experienced weakness, with Brent crude oil prices falling 21.65% between July 1, 2022 and November 30, 2022. Much of the weakness was driven by global demand concerns related to two primary issues—growing recession risks and ongoing COVID-19 lockdowns in China—as well as U.S. dollar strength. Prices were briefly supported by the OPEC+ announcement in October that it planned to cut production by two million barrels per day, starting in November, in an effort to stabilize prices. However, investors’ broader macroeconomic concerns ultimately pared back any gains. It is important to note that OPEC+ was already well below its production quota, and therefore, we estimate that the cut in production in November amounted to approximately one million barrels per day compared to production levels beforehand. Overall, the macroeconomic concerns that drove extreme market volatility and weighed on crude oil prices during the last five months of the Reporting Period overshadowed the underlying tight oil market fundamentals. Despite this weakness, Brent crude oil prices remained elevated at the end of the Reporting Period at nearly $85 per barrel—34% higher than the average price of $64 a barrel from 2016 through 2019, prior to COVID-19.

At the end of the Reporting Period, the fundamental backdrop remained supportive of strong crude oil prices, in our view, with global demand (ex-China) having largely normalized to pre-COVID levels. On the supply side, production levels were also back to pre-COVID levels, but years of underinvestment, combined with healthy demand growth, left inventory levels nearly 10% below long-term averages.2

On the natural gas side, years of unsound energy policies, predominantly in Europe, and underinvestment in natural gas infrastructure led to the energy shortages and steep increase in consumer prices seen during the Reporting Period. The ongoing war in Ukraine further intensified the effects of the energy crisis, with the curtailment of Russian gas exports to Europe resulting in historically low inventories and high prices. For example, Nordic power prices were up 535% during the Reporting Period overall.3

[2]	Joint Organisations Data Initiative (JODI).
[3]	European Power Prices: Germany Power Baseload Forward Year 1.

Despite the volatility in crude oil and natural gas prices during the Reporting Period, as well as record high inflation levels and a recession narrative, midstream4 energy markets ultimately moved higher. The Alerian MLP Index, which measures energy infrastructure master limited partnerships (“MLPs”), and the Alerian Midstream Energy Index,5 which measures the broader midstream sector inclusive of both energy MLPs and “C” corporations, generated total returns of 42.25% and 30.78%, respectively, during the Reporting Period. The midstream markets, as represented by the Alerian MLP Index and the Alerian Midstream Energy Index, significantly outperformed the S&P 500® Index,6 which returned -9.21% during the Reporting Period.

Higher oil and natural gas prices and growing volumes supported strong earnings growth for midstream companies, and management teams continued to focus on capital discipline, balance sheet strength and, above all, generating free cash flow and returning it back to investors via dividends and buybacks—all of which we believe was generally well received by the market. The strong quarterly earnings announcements during the Reporting Period and upward earnings revisions reaffirmed the fundamental stability and defensive nature of the midstream sector, which helped to support equity price performance in a volatile market environment. In addition, the sector may have benefited from a broad rotation from growth to value stocks as well as from an uptick in MLP merger and acquisition activity during the Reporting Period.

Toward the end of the Reporting Period, the U.S. Inflation Reduction Act of 2022 was passed, which aims to make a historic down payment on deficit reduction to fight inflation, invest in domestic energy production and manufacturing, and reduce carbon emissions by approximately 40% by 2030.

[4]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

[6]

Source: S&P Global. The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest directly in an unmanaged index.

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FUND RESULTS

The Inflation Reduction Act of 2022 included a new 15% corporate alternative minimum tax based on book income for companies that report more than $1 billion in profits to shareholders. However, midstream companies structured as MLPs were excluded from this new provision, which we believe further supported equity price performance during the Reporting Period.

At the end of the Reporting Period, energy infrastructure remained one of the highest yielding equity market segments, with yields in excess of 6%, which is four times higher than that of the S&P 500® Index and nearly twice the yields of both the utilities and real estate investment trusts sectors. From a valuation perspective at the end of the Reporting Period, the midstream sector screened as inexpensive, trading at a 4.9x discount relative to the broader equity markets, with a more than 10% free cash flow yield. In our view, valuations remained dislocated from the sector’s earnings potential.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund generated double-digit positive absolute returns and outperformed the AMEI Index on a relative basis. These positive results were driven by effective security selection as well as by the strong recovery of energy markets after severe COVID-19-related weakness in 2020.

Regarding its exposures, the Fund was helped most during the Reporting Period by security selection in the natural gas pipeline transportation and other liquefaction subsectors.7 These two subsectors benefited from the significant rally in both natural gas prices and natural gas-related equities as well as from tight LNG markets amid a global natural gas crisis.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund’s overweight positions versus the AMEI Index in Cheniere Energy, Inc. and Targa Resources Corp. and its underweight in TC Energy Corporation contributed positively to its relative performance.

Cheniere Energy, Inc. is a pure-play U.S. LNG producer that exports LNG to dozens of countries worldwide. With global LNG supplies more and more constrained by growing

[7]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

demand, curtailed Russian exports and outages at various U.S. LNG facilities, Cheniere Energy, Inc. has become an essential supplier of LNG to world markets. As a result of tightening markets, the spread between global LNG prices and U.S. natural gas prices widened considerably during the Reporting Period, improving the company’s near-term and long-term profit outlook. Additionally, Cheniere Energy, Inc. has leveraged its position to contract incremental capacity expected to come online during the next several years.

Targa Resources Corp. (TRGP) is an independent midstream services provider primarily engaged in gathering, storing, processing and transporting crude oil, natural gas and refined petroleum products. TRGP is geographically diversified in several U.S. upstream8 basins with downstream9 logistics assets on the U.S. Gulf Coast. The company has one of the premier gathering and processing networks in the Permian Basin, giving it significant exposure to the largest and fastest-growing U.S. shale basin. During the Reporting Period, TRGP benefited from robust earnings growth, which drives what we consider to be a “best in class” balance sheet and capital return expectations.

An underweight position in TC Energy Corporation (TRP), a major North American energy company with extensive natural gas and liquids pipelines, was also advantageous given the stock’s weak performance relative to the broader midstream sector during the Reporting Period. We consider TRP to be a low beta, or low volatility, stock in a rising market. In addition, an equity issuance was a headwind to TRP’s equity price performance during the Reporting Period. In the summer of 2022, TRP announced a reinstatement of its dividend reinvestment plan and then a $1.8 billion bought deal offering of common shares. (A bought deal is a securities offering in which an investment bank commits to buy the entire offering from the client company. A bought deal eliminates the issuing company’s financing risk, ensuring that it will raise the intended amount.) Furthermore, cost overruns at the Coastal Gaslink Pipeline, in which TRP has an ownership stake, and announcements of major new capital expenditure projects, including the Southeast

[8]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[9]

The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

10

FUND RESULTS

Gateway Pipeline, a $4.5 billion offshore natural gas pipeline project in Mexico in which TRP has an even larger ownership stake, occurred at a time when competitors were trying to reduce capital expenditures and increase free cash flow.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	Compared to the AMEI Index, the Fund was hurt by an overweight position in Fast Radius, Inc. as well as by underweight positions in EnLink Midstream LLC and Energy Transfer LP.

An overweight in Fast Radius, Inc. (FSRD), a provider of cloud-based manufacturing platform solutions that deliver data and insights for design, production and supply-chain management, detracted most from the Fund’s performance during the Reporting Period. Its shares fell after FSRD significantly reduced its 2022 revenue expectations, as the global economic slowdown and supply-chain disruptions impaired customer demand for its cloud-based manufacturing process. The decline jeopardized the company’s ability to raise the capital it needed to build out its operations. By the end of the Reporting Period, we had sold the Fund’s position in FSRD common stock.10

EnLink Midstream LLC (ENLC) is a midstream operator involved in natural gas gathering, treating, processing, transmission, distribution, supply and marketing, and crude oil marketing. The company has assets across U.S. shale basins, including exposure to the Permian Basin and MidCon Basin. The Fund’s underweight position in ENLC detracted from relative performance during the Reporting Period, as an increase in customer activity across the company’s operating segments greatly improved its financial outlook. Additionally, ENLC has entered into multiple joint ventures to utilize its existing asset base for carbon capture, a growth area being pursued by many midstream operators.

Energy Transfer LP (ET) operates a diversified portfolio of energy assets, including natural gas midstream, crude oil, natural gas liquids and refined products, as well as transportation and storage services. During the Reporting Period, ET recorded gains amid positive investor sentiment surrounding the company’s Lake Charles LNG export facility, continued robust dividend growth and improving balance sheet, and thus the Fund’s underweight hurt.

[10]	The Fund maintained a small position in private investments in public equities (“PIPEs”), warrants and founder shares of FSRD at the end of the Reporting Period.
Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, the Fund established a position in Kinetik Holdings Inc. (KNTK), a Permian Basin-based midstream company focused on providing natural gas gathering, processing and transportation services for upstream companies. We initiated the Fund position because we believe KNTK offers strong exposure to the growth of midstream volumes in the Permian Basin and was trading, at the time of purchase, at a significant discount to similarly positioned companies. Additionally, we believe the company’s fee-based contract structure should provide some insulation to earnings volatility in case commodity prices weaken from current levels.

Another notable Fund purchase during the Reporting Period was Chesapeake Energy Corporation (CHK), a U.S. exploration and production company. In our view, CHK is well positioned for growing U.S. LNG exports from the U.S. Gulf Coast because of the location of its acreage, particularly in the Haynesville Shale. Additionally, the company successfully emerged from financial restructuring in 2021, and we believe its lower debt levels compared to its peer average also position the company to effectively navigate a variety of potential market environments.

In addition to the sale of FSRD, mentioned earlier, we exited the Fund’s position in Archaea Energy Inc. (LFG) during the Reporting Period. LFG is focused on developing and operating landfill-based renewable natural gas facilities that capture waste emissions and converts them into low carbon fuel. On October 17, 2022, LFG received an all-cash buyout offer from BP p.l.c. for $26 a share, a 54% premium over the share price at the market close on October 14th. Once the stock traded within what we deemed a reasonable spread (i.e., difference in price) to the buyout offer, we sold the Fund’s position.

Also during the Reporting Period, we exited the Fund’s position in Shell Midstream Partners, L.P. (SHLX), which owns, operates, develops and acquires pipelines and other midstream and logistics assets. SHLX was acquired by Shell USA, Inc. on October 19, 2022. We sold the Fund’s position ahead of the acquisition in order to take advantage of other investment opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

11

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive outlook for commodity prices and oil-related securities, though global demand concerns and U.S. dollar strength may continue to drive market volatility in the near term. Our view was supported, we believed, by strong fundamentals, with tight supply/demand dynamics and critically low inventories.

Additionally, we have seen energy policy shift as the global economy looks to address growing global energy needs, with energy security becoming a priority of many developed nations following the Russian invasion of Ukraine. In our view, North America is uniquely positioned as a potential key source of safe, reliable and relatively clean oil and natural gas for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about 50% and LNG exports by more than 900%, making it the largest global LNG exporter, with expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.11

We further expected the energy sector to potentially experience additional interest as the world’s perception around energy security and terminal value shifts and as money managers rationalize underweight energy exposure. Energy equities were expected by many analysts to deliver approximately 10.5% of S&P 500® Index earnings in calendar year 2022, even though the sector represents only 5.3% of the S&P 500® Index. Looking at the relationship of earnings contribution to index weight historically would suggest the energy sector’s weight within the S&P 500® Index could grow to nearly 8%, presenting an opportunity for continued outperformance and sector interest.

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current

[11]	Bloomberg and Energy Information Agency.

distributions and dividends but also left plenty of excess cash to further reduce debt, buy back stock and/or grow distributions and dividends. In addition, while high inflation and recessionary indicators were not positive headlines, midstream businesses have benefited, in our opinion, from having contracted cash flows with embedded inflationary escalators, which historically have proven to support earnings resiliency during economic downturns. The market dynamics seen at the end of the Reporting Period also appeared to be driving a rotation from growth to value stocks, and midstream equities—along with other value-oriented stocks—may be the beneficiaries of increased fund flows. Overall, we believed at the end of the Reporting Period the midstream sector presented a compelling investment opportunity alongside a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

While there are certainly still risks, such as a tightening of COVID-19 restrictions and/or growing recession concerns, we believed the risk/reward profile for the midstream sector at the end of the Reporting Period remained meaningfully positive.

In managing the Fund, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

12

FUND BASICS

 Energy Infrastructure Fund

    as of November 30, 2022

TOP TEN HOLDINGS AS OF 11/30/22‡

Holding	% of Net Assets	Line of Business
Targa Resources Corp.	8.5%	Gathering + Processing
Cheniere Energy, Inc.	8.3	Other | Liquefaction
Enbridge, Inc.	8.0	Pipeline Transportation | Petroleum
Energy Transfer LP	6.2	Pipeline Transportation | Natural Gas
The Williams Cos., Inc.	6.0	Gathering + Processing
Plains GP Holdings LP	6.0	Pipeline Transportation | Petroleum
ONEOK, Inc.	5.8	Gathering + Processing
Pembina Pipeline Corp.	5.0	Pipeline Transportation | Petroleum
DTE Midstream, Inc.	4.3	Pipeline Transportation | Natural Gas
MPLX LP	4.3	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS*

as of 11/30/22
as of 11/30/21
45%
30%
15%
0%
38.3%
33.6%
24.5%
24.7%
20.9%
20.4%
8.9%
8.3%
3.3%
2.9%
1.9%
3.5%
1.4%
3.4%
0.7%
0.5%
0.3%
1.5%
0.0%
0.1%
0.0%
0.9%
0.0%
0.1%
0.0%
0.2%
Gathering + Processing
Pipeline Transportation | Natural Gas
Pipeline Transportation | Petroleum
Other | Liquefaction
Production + Mining | Hydrocarbon
Marketing | Wholesale
Other
Integrated
Investment Company
Warrants
Power Generation
Special Purpose Acquisition Company
Services | Midstream

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2022

The following graph shows the value, as of November 30, 2022, of a $10,000 investment made on September 29, 2017 (commencement of operations) in R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Energy Infrastructure Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from September 29, 2017 through November 30, 2022.

Average Annual Total Return through November 30, 2022*	One Year	Five Years	Since Inception

Class A (Commenced September 29, 2017)
Excluding sales charges	30.74%	8.83%	7.68%
Including sales charges	23.50%	7.59%	6.51%

Class C (Commenced September 29, 2017)
Excluding contingent deferred sales charges	29.76%	8.03%	6.90%
Including contingent deferred sales charges	28.69%	8.03%	6.90%

Institutional (Commenced September 29, 2017)	31.17%	9.24%	8.09%

Investor (Commenced September 29, 2017)	31.02%	9.10%	7.95%

Class R6 (Commenced September 29, 2017)	31.11%	9.23%	8.08%

Class R (Commenced September 29, 2017)	30.37%	8.57%	7.43%

Class P (Commenced April 14, 2018)	31.22%	N/A	10.08%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

14

FUND BASICS

Index Definitions

The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

The Clean Energy Income Composite Index is comprised of the Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%). It is not possible to invest directly in an unmanaged index.

The Indxx Yieldco and Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies (RECs) and companies categorized as YieldCos listed in Developed and Emerging Markets. The Eagle Global Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries.

The Eagle North American Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade in either the USA and Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors, and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT).

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

15

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments November 30, 2022

Shares	Description	Value

Common Stocks – 100.6%

Bioenergy† – 5.8%
122,830	Archaea Energy, Inc.*	$3,186,210
66,001	Darling Ingredients, Inc.*	4,740,852
88,034	Enviva, Inc.	4,995,929
118,003	Green Plains, Inc.*	4,078,184
149,700	Tidewater Renewables Ltd.*	1,310,981

		18,312,156

Clean power† – 88.4%
3,257	Acciona SA	637,086
853,419	Algonquin Power & Utilities Corp.	6,445,926
57,655	American Electric Power Co., Inc.	5,581,004
247,434	Atlantica Sustainable Infrastructure PLC	6,903,409
54,034	Avangrid, Inc.	2,311,034
384,465	Boralex, Inc. Class A	10,806,692
453,032	Brookfield Renewable Partners LP*	12,787,886
48,366	Capital Power Corp.	1,662,598
307,995	Clearway Energy, Inc. Class A	10,139,195
82,826	CMS Energy Corp.	5,058,184
67,162	Dominion Energy, Inc.	4,104,270
813,854	Drax Group PLC	6,020,958
1,730,932	EDP - Energias de Portugal SA	8,213,346
262,500	EDP Renovaveis SA	6,106,308
1,420,977	Enel SpA	7,665,865
305,695	Engie SA	4,647,110
131,480	Fortum Oyj	2,095,256
214,886	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,970,902
858,420	Iberdrola SA	9,697,927
48,354	IDACORP, Inc.	5,344,568
954,064	Innergex Renewable Energy, Inc.	11,943,975
362,404	National Grid PLC	4,457,961
251,663	NextEra Energy Partners LP	20,256,355
291,095	NextEra Energy, Inc.	24,655,746
757,334	Northland Power, Inc.	21,450,712
97,759	Orsted A/S(a)	8,559,815
213,980	RWE AG	9,419,608
149,487	Solaria Energia y Medio Ambiente SA	2,699,455
510,260	SSE PLC	10,583,079
162,864	Sunnova Energy International, Inc.*	3,718,185
67,053	Sunrun, Inc.*	2,184,587
646,568	The AES Corp.	18,698,747
1,052,124	TransAlta Corp.	9,823,943
156,547	TransAlta Renewables, Inc.	1,663,054
94,460	Xcel Energy, Inc.	6,632,981

		279,947,727

Geothermal† – 3.3%
117,380	Ormat Technologies, Inc.	10,614,674

Hydropower† – 1.3%
74,666	Brookfield Renewable Corp. Class A	2,434,858

Shares	Description		Value

Common Stocks – (continued)

Hydropower† - (continued)
187,975	Centrais Eletricas Brasileiras SA ADR(b)		$1,684,256

			4,119,114

Solar Tech*† – 1.3%
5,076	Enphase Energy, Inc.		1,627,315
8,592	SolarEdge Technologies, Inc.		2,567,805

			4,195,120

Wind Manufacturing† – 0.5%
59,110	Vestas Wind Systems A/S		1,535,808

TOTAL COMMON STOCKS (Cost $339,297,409)			$318,724,599

	Expiration	Strike
Units	Date	Price	Value

Warrants* – 0.0%

Special Purpose Acquisition Company† – 0.0%
Fast Radius, Inc. Private
94,001	02/11/28	$11.500	$912
(Cost $141,002)

Shares	Description		Value

Securities Lending Reinvestment Vehicle(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,254,600	3.727%		$1,254,600
(Cost $1,254,600)

TOTAL INVESTMENTS – 101.0%
(Cost $340,693,011)			$319,980,111

OTHER ASSETS IN EXCESSS OF
OTHER LIABILITIES – (1.0)%			(3,323,326)

NET ASSETS – 100.0%			$316,656,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*   Non-income producing security.

†   Sector and subsector categorizations are determined by GSAM and may differ from sector categorizations used by the RENEWNA Index.

(a)  Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)  All or a portion of security is on loan.

(c)  Represents an affiliated fund.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
Investment Abbreviations: ADR —American Depositary Receipt LP —Limited Partnership PLC —Public Limited Company

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2022

Shares	Description	Value

Common Stocks – 99.9%

Gathering + Processing† – 38.3%
288,693	Antero Midstream Corp.	$3,270,892
203,331	Crestwood Equity Partners LP	6,022,665
302,503	DCP Midstream LP	11,900,468
969,425	EnLink Midstream LLC	12,466,806
187,219	Hess Midstream LP Class A	5,846,849
50,097	Kinetik Holdings, Inc.	1,704,801
485,202	MPLX LP	16,492,016
334,099	ONEOK, Inc.	22,357,905
46,736	PBF Logistics LP	930,046
444,132	Targa Resources Corp.	33,038,979
674,939	The Williams Cos., Inc.	23,420,383
397,537	Western Midstream Partners LP	11,123,085

		148,574,895

Integrated† – 0.7%
24,568	Exxon Mobil Corp.	2,735,401

Marketing | Wholesale† – 1.9%
270,377	Gibson Energy, Inc.	4,906,443
54,820	Sunoco LP	2,353,971

		7,260,414

Other† – 1.4%
26,494	Canadian Natural Resources Ltd.	1,582,222
95,491	NextDecade Corp.*	518,516
7,758	Pioneer Natural Resources Co.	1,830,811
72,670	Tidewater Renewables Ltd.*	636,399
6,824	Valero Energy Corp.	911,823

		5,479,771

Other | Liquefaction† – 8.9%
184,935	Cheniere Energy, Inc.	32,430,202
814,860	Tellurian, Inc.*	2,191,973

		34,622,175

Pipeline Transportation | Natural Gas† – 24.5%
277,235	DTE Midstream, Inc.	16,725,588
1,910,927	Energy Transfer LP	23,963,025
595,671	Enterprise Products Partners LP	14,778,598
722,824	Equitrans Midstream Corp.	6,064,493
436,887	Keyera Corp.	10,178,819
578,879	Kinder Morgan, Inc.	11,068,166
277,402	TC Energy Corp.	12,290,941

		95,069,630

Pipeline Transportation | Petroleum† – 20.9%
753,431	Enbridge, Inc.	31,114,070
139,444	Magellan Midstream Partners LP	7,348,699
531,661	Pembina Pipeline Corp.	19,410,379
1,766,942	Plains GP Holdings LP Class A*	23,376,643

		81,249,791

Shares	Description		Value

Common Stocks – (continued)

Production + Mining | Hydrocarbon† – 3.3%
8,637	Chesapeake Energy Corp.		$893,929
15,130	Devon Energy Corp.		1,036,708
11,038	Diamondback Energy, Inc.		1,633,845
13,299	EOG Resources, Inc.		1,887,527
12,851	Hess Corp.		1,849,387
115,440	Marathon Oil Corp.		3,535,927
8,002	Marathon Petroleum Corp.		974,724
21,018	Ovintiv, Inc.		1,171,964

			12,984,011

TOTAL COMMON STOCKS
(Cost $203,461,727)			$387,976,088

	Expiration	Strike
Units	Date	Price	Value

Warrants* – 0.0%

Special Purpose Acquisition Company† – 0.0%
Fast Radius, Inc. Private
80,510	02/11/28	$11.500	$781
(Cost $120,765)

Shares	Dividend Rate		Value

Investment Company(a) – 0.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,154,222	3.727%		$1,154,222
(Cost $1,154,222)

TOTAL INVESTMENTS – 100.2%
(Cost $204,736,714)			$389,131,091

OTHER ASSETS IN EXCESSS OF
OTHER LIABILITIES – (0.2)%			(959,857)

NET ASSETS – 100.0%			$388,171,234

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*   Non-income producing security.

†   Sector and subsector categorizations are determined by GSAM and may differ from sector categorizations used by the AMEI Index.

(a)  Represents affiliated funds.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

ADDITIONAL INVESTMENT INFORMATION
Investment Abbreviations: GP —General Partnership LLC —Limited Liability Company LP —Limited Partnership

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENERGY FUNDS

  Statements of Assets and Liabilities

      November 30, 2022

	Clean Energy Income Fund	Energy Infrastructure Fund
Assets:

Investments in unaffiliated issuers, at value (cost $339,438,411 and $203,582,492, respectively)(a)	$318,725,511	$387,976,869
Investments in affiliated issuers, at value (cost $0 and $1,154,222, respectively)	—	1,154,222
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $1,254,600 and $0, respectively)	1,254,600	—
Cash	—	717,029
Foreign currencies, at value (cost $1,016,876 and $0, respectively)	1,023,794	—
Receivables:
Investments sold	3,990,900	1,989,457
Dividends	818,939	623,943
Fund shares sold	621,361	166,231
Foreign tax reclaims	199,077	—
Reimbursement from investment adviser	44,568	34,453
Securities lending income	665	—
Other assets	48,493	59,523

Total assets	326,727,908	392,721,727

Liabilities:

Payables:
Fund shares redeemed	5,082,856	90,970
Investments purchased	2,357,779	3,906,913
Payable upon return of securities loaned	1,254,600	—
Due to custodian	926,143	—
Management fees	209,183	312,320
Distribution and Service fees and Transfer Agency fees	10,977	10,500
Accrued expenses	229,585	229,790

Total liabilities	10,071,123	4,550,493

Net Assets:

Paid-in capital	361,393,708	227,650,304
Total distributable earnings (loss)	(44,736,923)	160,520,930

NET ASSETS	$316,656,785	$388,171,234

Net Assets:
Class A	$4,620,621	$ 2,296,007
Class C	615,551	555,707
Institutional	7,667,267	1,239,997
Investor	10,087,173	76,908
Class R6	99,033	86,997,276
Class R	65,861	72,436
Class P	293,501,279	296,932,903

Total Net Assets	$316,656,785	$388,171,234

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	379,000	198,554
Class C	50,747	47,899
Institutional	627,946	106,755
Investor	827,352	6,623
Class R6	8,112	7,503,668
Class R	5,394	6,235
Class P	24,054,427	25,591,325

Net asset value, offering and redemption price per share:(b)
Class A	$12.19	$11.56
Class C	12.13	11.60
Institutional	12.21	11.62
Investor	12.19	11.61
Class R6	12.21	11.59
Class R	12.21	11.62
Class P	12.20	11.60

(a)	Includes loaned securities having market value of $1,226,720 and $0, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Clean Energy Income and Energy Infrastructure Funds is $12.90 and $12.23, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY FUNDS

  Statements of Operations

      For the Fiscal Year Ended November 30, 2022

	Clean Energy Income Fund	Energy Infrastructure Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $660,782 and $763,612, respectively)	$7,021,168	$ 8,115,053

Dividends — affiliated issuers	11,608	4,351

Securities lending income — unaffiliated issuers	5,838	—

Interest	36	184

Total investment income	7,038,650	8,119,588

Expenses:

Management fees	2,820,885	3,821,318

Professional fees	156,885	162,039

Registration fees	131,887	94,428

Transfer Agency fees(a)	124,397	117,081

Custody, accounting and administrative services	87,698	114,390

Printing and mailing costs	75,454	56,013

Trustee fees	27,361	27,438

Distribution and Service (12b-1) fees(a)	16,075	7,349

Service fees — Class C	1,396	1,411

Other	13,867	28,244

Total expenses	3,455,905	4,429,711

Less — expense reductions	(304,136)	(239,383)

Net expenses	3,151,769	4,190,328

NET INVESTMENT INCOME	3,886,881	3,929,260

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(23,250,123)	18,805,784

Foreign currency transactions	(164,859)	65,936

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(4,956,564)	73,636,144

Unfunded PIPE commitment	175,944	126,480

Foreign currency translation	3,156	1,459

Net realized and unrealized gain (loss)	(28,192,446)	92,635,803

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,305,565)	$96,565,063

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Clean Energy Income Fund	$11,543	$4,188	$344	$7,388	$893	$3,032	$13,585	$21	$110	$99,368
Energy Infrastructure Fund	2,789	4,233	327	1,785	903	338	108	33,760	105	80,082

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENERGY FUNDS

  Statements of Changes in Net Assets

	Clean Energy Income Fund		Energy Infrastructure Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2022	November 30, 2021	November 30, 2022	November 30, 2021

From operations:

Net investment income	$3,886,881	$2,830,610	$3,929,260	$3,150,149

Net realized gain (loss)	(23,414,982)	20,342,550	18,871,720	29,957,935

Net change in unrealized gain (loss)	(4,777,464)	(27,660,115)	73,764,083	55,655,026

Net increase (decrease) in net assets resulting from operations	(24,305,565)	(4,486,955)	96,565,063	88,763,110

Distributions to shareholders:

From distributable earnings:

Class A Shares	(265,509)	(62,683)	(83,140)	(19,013)

Class C Shares	(24,851)	(2,210)	(33,014)	(10,534)

Institutional Shares	(447,604)	(200,084)	(91,476)	(105,304)

Investor Shares	(325,030)	(40,192)	(4,813)	(2,271)

Class R6 Shares	(3,830)	(1,334)	(7,339,101)	(3,403,089)

Class R Shares	(3,822)	(916)	(4,410)	(1,952)

Class P Shares	(20,992,920)	(6,209,067)	(19,117,834)	(8,970,473)

Return of capital:

Class A Shares	(48,100)	—	—	—

Class C Shares	(3,680)	—	—	—

Institutional Shares	(104,732)	—	—	—

Investor Shares	(114,953)	—	—	—

Class R6 Shares	(1,088)	—	—	—

Class R Shares	(579)	—	—	—

Class P Shares	(4,274,183)	—	—	—

Total distributions to shareholders	(26,610,881)	(6,516,486)	(26,673,788)	(12,512,636)

From share transactions:

Proceeds from sales of shares	114,723,080	397,857,057	98,026,493	24,727,272

Reinvestment of distributions	26,597,645	6,514,941	26,571,342	12,460,361

Cost of shares redeemed	(215,247,634)	(76,266,204)	(103,920,897)	(57,729,673)

Net increase (decrease) in net assets resulting from share transactions	(73,926,909)	328,105,794	20,676,938	(20,542,040)

TOTAL INCREASE (DECREASE)	(124,843,355)	317,102,353	90,568,213	55,708,434

Net assets:

Beginning of year	441,500,140	124,397,787	297,603,021	241,894,587

End of year	$316,656,785	$441,500,140	$388,171,234	$297,603,021

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

 Financial Highlights

  Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class A Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.93	$13.60	$10.00

Net investment income (b)	0.09	0.06	0.08

Net realized and unrealized gain (loss)	(0.97)	0.48	3.55

Total from investment operations	(0.88)	0.54	3.63

Distributions to shareholders from net investment income	(0.05)	(0.16)	(0.03)

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.13)	—	—

Total distributions	(0.86)	(0.21)	(0.03)

Net asset value, end of period	$12.19	$13.93	$13.60

Total return(c)	(6.52)%	4.01%	36.27%

Net assets, end of period (in 000s)	$4,621	$5,194	$1,882

Ratio of total expenses to average net assets	1.35%	1.39%	2.42	%(d)

Ratio of net expenses to average net assets	1.26%	1.26%	1.27	%(d)

Ratio of net investment income to average net assets	0.76%	0.42%	1.54	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

 Financial Highlights (continued)

  Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class C Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.87	$13.58	$10.00

Net investment income (loss)(b)	0.01	(0.05)	0.03

Net realized and unrealized gain (loss)	(0.97)	0.49	3.55

Total from investment operations	(0.96)	0.44	3.58

Distributions to shareholders from net investment income	(0.03)	(0.10)	—

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.07)	—	—

Total distributions	(0.78)	(0.15)	—

Net asset value, end of period	$12.13	$13.87	$13.58

Total return(c)	(7.16)%	3.22%	35.80%

Net assets, end of period (in 000s)	$616	$481	$83

Ratio of total expenses to average net assets	2.10%	2.14%	4.85	%(d)

Ratio of net expenses to average net assets	2.01%	2.01%	2.02	%(d)

Ratio of net investment income (loss) to average net assets	0.05%	(0.39)%	0.51	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

 Financial Highlights (continued)

  Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Institutional Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.95	$13.61	$10.00

Net investment income(b)	0.14	0.11	0.08

Net realized and unrealized gain (loss)	(0.98)	0.49	3.56

Total from investment operations	(0.84)	0.60	3.64

Distributions to shareholders from net investment income	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.16)	—	—

Total distributions	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$12.21	$13.95	$13.61

Total return(c)	(6.14)%	4.45%	36.40%

Net assets, end of period (in 000s)	$7,667	$8,538	$7,070

Ratio of total expenses to average net assets	0.98%	1.03%	3.62	%(d)

Ratio of net expenses to average net assets	0.89%	0.89%	0.89	%(d)

Ratio of net investment income to average net assets	1.12%	0.76%	1.52	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

 Financial Highlights (continued)

  Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Investor Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.93	$13.61	$10.00

Net investment income(b)	0.13	0.07	0.07

Net realized and unrealized gain (loss)	(0.98)	0.51	3.56

Total from investment operations	(0.85)	0.58	3.63

Distributions to shareholders from net investment income	(0.05)	(0.21)	(0.02)

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.16)	—	—

Total distributions	(0.89)	(0.26)	(0.02)

Net asset value, end of period	$12.19	$13.93	$13.61

Total return(c)	(6.25)%	4.27%	36.33%

Net assets, end of period (in 000s)	$10,087	$5,653	$68

Ratio of total expenses to average net assets	1.10%	1.14%	3.86	%(d)

Ratio of net expenses to average net assets	1.01%	1.01%	1.02	%(d)

Ratio of net investment income to average net assets	1.04%	0.53%	1.39	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class R6 Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.95	$13.61	$10.00

Net investment income(b)	0.15	0.11	0.08

Net realized and unrealized gain (loss)	(0.99)	0.49	3.56

Total from investment operations	(0.84)	0.60	3.64

Distributions to shareholders from net investment income	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.16)	—	—

Total distributions	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$12.21	$13.95	$13.61

Total return(c)	(6.13)%	4.46%	36.40%

Net assets, end of period (in 000s)	$ 99	$ 71	$ 68

Ratio of total expenses to average net assets	0.97%	1.02%	3.72	%(d)

Ratio of net expenses to average net assets	0.89%	0.88%	0.88	%(d)

Ratio of net investment income to average net assets	1.20%	0.75%	1.53	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)   Commenced operations on June 26, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)   Annualized.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class R Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.94	$13.61	$10.00

Net investment income(b)	0.06	0.02	0.05

Net realized and unrealized gain (loss)	(0.97)	0.48	3.56

Total from investment operations	(0.91)	0.50	3.61

Distributions to shareholders from net investment income	(0.04)	(0.12)	—

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.10)	—	—

Total distributions	(0.82)	(0.17)	—

Net asset value, end of period	$12.21	$13.94	$13.61

Total return(c)	(6.69)%	3.73%	36.10%

Net assets, end of period (in 000s)	$66	$75	$68

Ratio of total expenses to average net assets	1.60%	1.65%	4.36	%(d)

Ratio of net expenses to average net assets	1.51%	1.51%	1.52	%(d)

Ratio of net investment income to average net assets	0.50%	0.13%	0.89	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)   Commenced operations on June 26, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)   Annualized.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class P Shares

	Year Ended November 30,		Period Ended November 30, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$13.94	$13.61	$ 10.00

Net investment income(b)	0.14	0.11	0.08

Net realized and unrealized gain (loss)	(0.98)	0.48	3.56

Total from investment operations	(0.84)	0.59	3.64

Distributions to shareholders from net investment income	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.16)	—	—

Total distributions	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$12.20	$13.94	$ 13.61

Total return(c)	(6.14)%	4.39%	36.41%

Net assets, end of period (in 000s)	$293,501	$421,488	$115,158

Ratio of total expenses to average net assets	0.97%	1.01%	1.85	%(d)

Ratio of net expenses to average net assets	0.88%	0.88%	0.88	%(d)

Ratio of net investment income to average net assets	1.11%	0.78%	1.41	%(d)

Portfolio turnover rate(e)	44%	75%	10%

(a)   Commenced operations on June 26, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)   Annualized.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class A Shares

	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.56	$7.18	$8.64		$9.26		$9.54

Net investment income (a)	0.07	0.06	0.03		0.12		0.11

Net realized and unrealized gain (loss)	2.70	2.71	(1.16	)(b)	(0.36	)(b)	(0.12)

Total from investment operations	2.77	2.77	(1.13)		(0.24)		(0.01)

Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.05)		(0.23)		(0.11)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.23)		(0.15)		(0.16)

Total distributions	(0.77)	(0.39)	(0.33)		(0.38)		(0.27)

Net asset value, end of year	$11.56	$9.56	$7.18		$8.64		$9.26

Total return(c)	30.74%	38.55%	(13.05)%		(2.82)%		(0.21)%

Net assets, end of year (in 000s)	$2,296	$617	$68		$55		$48

Ratio of total expenses to average net assets	1.54%	1.53%	1.73%		2.47%		15.71%	(d)

Ratio of net expenses to average net assets	1.47%	1.47%	1.48%		1.50%		1.49%

Ratio of net investment income to average net assets	0.67%	0.68%	0.35%		1.24%		1.14%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.58	$7.20	$8.64		$9.26		$9.54

Net investment income (loss)(a)	(0.01)	0.01	(0.02)		0.08		0.04

Net realized and unrealized gain (loss)	2.71	2.69	(1.16	)(b)	(0.39	)(b)	(0.12)

Total from investment operations	2.70	2.70	(1.18)		(0.31)		(0.08)

Distributions to shareholders from net investment income	(0.28)	(0.32)	(0.02)		(0.19)		(0.08)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.19)		(0.12)		(0.12)

Total distributions	(0.68)	(0.32)	(0.26)		(0.31)		(0.20)

Net asset value, end of year	$11.60	$9.58	$7.20		$8.64		$9.26

Total return(c)	29.76%	37.44%	(13.60)%		(3.63)%		(0.86)%

Net assets, end of year (in 000s)	$556	$448	$135		$154		$48

Ratio of total expenses to average net assets	2.29%	2.28%	2.48%		3.17%		16.47%	(d)

Ratio of net expenses to average net assets	2.22%	2.22%	2.23%		2.25%		2.24%

Ratio of net investment income (loss) to average net assets	(0.12)%	0.16%	(0.34)%		0.89%		0.39%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Institutional Shares

	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.59	$7.19	$8.65		$9.26		$9.54

Net investment income(a)	0.11	0.10	0.05		0.15		0.15

Net realized and unrealized gain (loss)	2.72	2.70	(1.16	)(b)	(0.35	)(b)	(0.12)

Total from investment operations	2.83	2.80	(1.11)		(0.20)		0.03

Distributions to shareholders from net investment income	(0.40)	(0.40)	(0.05)		(0.25)		(0.12)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.25)		(0.16)		(0.19)

Total distributions	(0.80)	(0.40)	(0.35)		(0.41)		(0.31)

Net asset value, end of year	$11.62	$9.59	$7.19		$8.65		$9.26

Total return(c)	31.17%	39.03%	(12.74)%		(2.36)%		0.18%

Net assets, end of year (in 000s)	$1,240	$1,323	$2,415		$2,606		$2,650

Ratio of total expenses to average net assets	1.17%	1.18%	1.35%		2.09%		15.32%	(d)

Ratio of net expenses to average net assets	1.10%	1.10%	1.10%		1.11%		1.10%

Ratio of net investment income to average net assets	1.04%	1.13%	0.74%		1.62%		1.53%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Investor Shares

	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.59	$7.19	$8.65		$9.26		$9.54

Net investment income(a)	0.10	0.09	0.04		0.14		0.14

Net realized and unrealized gain (loss)	2.71	2.71	(1.16	)(b)	(0.35	)(b)	(0.13)

Total from investment operations	2.81	2.80	(1.12)		(0.21)		0.01

Distributions to shareholders from net investment income	(0.39)	(0.40)	(0.05)		(0.24)		(0.11)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.24)		(0.16)		(0.18)

Total distributions	(0.79)	(0.40)	(0.34)		(0.40)		(0.29)

Net asset value, end of year	$11.61	$9.59	$7.19		$8.65		$9.26

Total return(c)	31.02%	38.90%	(12.86)%		(2.50)%		0.04%

Net assets, end of year (in 000s)	$77	$57	$41		$47		$48

Ratio of total expenses to average net assets	1.29%	1.29%	1.49%		2.23%		15.46%	(d)

Ratio of net expenses to average net assets	1.23%	1.22%	1.23%		1.25%		1.24%

Ratio of net investment income to average net assets	0.91%	0.96%	0.61%		1.49%		1.39%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class R6 Shares

	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.58	$7.18	$8.65		$9.26		$9.54

Net investment income(a)	0.11	0.10	0.06		0.16		0.15

Net realized and unrealized gain (loss)	2.70	2.71	(1.18	)(b)	(0.36	)(b)	(0.12)

Total from investment operations	2.81	2.81	(1.12)		(0.20)		0.03

Distributions to shareholders from net investment income	(0.40)	(0.41)	(0.05)		(0.25)		(0.12)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.25)		(0.16)		(0.19)

Total distributions	(0.80)	(0.41)	(0.35)		(0.41)		(0.31)

Net asset value, end of year	$11.59	$9.58	$7.18		$8.65		$9.26

Total return(c)	31.11%	39.13%	(12.83)%		(2.35)%		0.19%

Net assets, end of year (in 000s)	$86,997	$81,455	$78,375		$47		$48

Ratio of total expenses to average net assets	1.15%	1.17%	1.30%		2.08%		15.31%	(d)

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%		1.10%		1.09%

Ratio of net investment income to average net assets	1.00%	1.10%	0.92%		1.64%		1.54%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class R Shares

	Year Ended November 30,

	2022	2021	2020		2019		2018

Per Share Data

Net asset value, beginning of year	$9.60	$7.19	$8.65		$9.26		$9.54

Net investment income(a)	0.04	0.04	0.01		0.09		0.09

Net realized and unrealized gain (loss)	2.71	2.72	(1.17	)(b)	(0.35	)(b)	(0.12)

Total from investment operations	2.75	2.76	(1.16)		(0.26)		(0.03)

Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.04)		(0.21)		(0.10)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.21)		(0.14)		(0.15)

Total distributions	(0.73)	(0.35)	(0.30)		(0.35)		(0.25)

Net asset value, end of year	$11.62	$9.60	$7.19		$8.65		$9.26

Total return(c)	30.37%	38.33%	(13.34)%		(2.98)%		(0.46)%

Net assets, end of year (in 000s)	$72	$56	$40		$49		$49

Ratio of total expenses to average net assets	1.79%	1.79%	1.99%		2.73%		15.94%	(d)

Ratio of net expenses to average net assets	1.72%	1.72%	1.73%		1.75%		1.74%

Ratio of net investment income to average net assets	0.40%	0.47%	0.10%		0.99%		0.89%

Portfolio turnover rate(e)	56%	58%	121%		59%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Energy Infrastructure Fund

	Class P Shares

	Year Ended November 30,						Period Ended November 30, 2018(a)
	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of period	$9.58	$7.18	$8.64		$9.26		$9.52

Net investment income(b)	0.11	0.10	0.06		0.17		0.14

Net realized and unrealized gain (loss)	2.71	2.71	(1.17	)(c)	(0.38	)(c)	(0.09)

Total from investment operations	2.82	2.81	(1.11)		(0.21)		0.05

Distributions to shareholders from net investment income	(0.40)	(0.41)	(0.05)		(0.25)		(0.12)

Distributions to shareholders from net realized gains	(0.40)	—	(0.05)		—		—

Distributions to shareholders from return of capital	—	—	(0.25)		(0.16)		(0.19)

Total distributions	(0.80)	(0.41)	(0.35)		(0.41)		(0.31)

Net asset value, end of period	$11.60	$9.58	$7.18		$8.64		$9.26

Total return(d)	31.22%	39.13%	(12.74)%		(2.46)%		0.42%

Net assets, end of period (in 000s)	$296,933	$213,647	$160,821		$64,970		$2,640

Ratio of total expenses to average net assets	1.16%	1.16%	1.33%		1.92%		4.04	%(e)(f)

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%		1.10%		1.09	%(e)

Ratio of net investment income to average net assets	1.04%	1.10%	0.84%		1.78%		2.37	%(e)

Portfolio turnover rate(g)	56%	58%	121%		59%		67%

(a)	Commenced operations on April 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements

November 30, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Clean Energy Income Fund and Energy Infrastructure Fund	A, C, Institutional, Investor, R6, R and P	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

37

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); each Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by each Fund, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours).

38

GOLDMAN SACHS ENERGY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments in Public Equities — The Funds invest in equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common stock. Securities purchased through PIPE transactions will be restricted from trading and generally considered illiquid until a registration statement for the shares is filed and declared effective. These securities are valued the same as other equity securities as noted above and generally include a Liquidity Valuation Adjustment (LVA), which is a discount to the market price of an issuer’s common stock, to reflect trading restrictions. The LVA is based on the length of the lock-up time period and volatility of the underlying security. Securities purchased through PIPE transactions are classified as Level 2 until such time as the trading restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market’s Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of each Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Special Purpose Acquisition Companies — Each Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Valuation Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are generally classified as Level 3.

Each Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Each Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

39

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of November 30, 2022:

    CLEAN ENERGY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$6,903,409	$82,339,582	$—

North America	227,797,352	—	—

South America	1,684,256	—	—

Securities Lending Reinvestment Vehicle	1,254,600	—	—

Warrants	—	912	—

Total	$237,639,617	$82,340,494	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

    ENERGY INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$387,976,088	$—	$—

Warrants	—	781	—

Investment Company	1,154,222	—	—

Total	$389,130,310	$781	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages each Fund, subject to the general supervision of the Trustees.

40

GOLDMAN SACHS ENERGY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of each Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the fiscal year ended November 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

Clean Energy Income Fund	0.80%	0.72%	0.68%	0.67%	0.66%	0.80%

Energy Infrastructure Fund	1.00	0.90	0.86	0.84	0.82	1.00

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended November 30, 2022, GSAM waived $1,387 and $1,396 of the Funds’ management fees for the Clean Energy Income and Energy Infrastructure Funds, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Funds, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2022, Goldman Sachs retained $5,673 and $5,704 related to Clean Energy Income Class A and Energy Infrastructure Class A respectively.

D. Service Plan — The Trust, on behalf of each Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

41

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Clean Energy Income Fund and Energy Infrastructure Fund are 0.054% and 0.064%, respectively. These Other Expense limitations will remain in place through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statements of Operations for the fiscal year ended November 30, 2022. For the fiscal year ended November 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Clean Energy Income Fund	$1,387	$ 6	$302,743	$304,136

Energy Infrastructure Fund	1,396	—	237,987	239,383

G. Line of Credit Facility — As of November 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended November 30, 2022, Goldman Sachs earned $60,501 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Future Commission Merchant, on behalf of the Clean Energy Income Fund.

As of November 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Institutional	Investor	Class R6	Class R

Clean Energy Income Fund	6%	—%	68%	100%

Energy Infrastructure Fund	—	97	—	100

42

GOLDMAN SACHS ENERGY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended November 30, 2022:

Fund	Underlying Fund	Beginning Value as of November 30, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2022	Shares as of November 30, 2022	Dividend Income

Clean Energy Income Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$60,389,089	$(60,389,089)	$—	—	$11,608

Energy Infrastructure Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	4,353,533	80,033,306	(83,232,617)	1,154,222	1,154,222	4,351

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2022, were as follows:

Fund	Purchases	Sales

Clean Energy Income Fund	$154,924,262	$250,407,164

Energy Infrastructure Fund	221,500,098	210,055,122

6. SECURITIES LENDING

The Clean Energy Income Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate

43

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

6. SECURITIES LENDING (continued)

the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of November 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended November 30, 2022, are reported under Investment Income on the Statements of Operations. The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended November 30, 2022.

Fund	Beginning Value as of November 30, 2021	Purchases at cost	Proceeds from Sales	Ending Value as of November 30, 2022

Clean Energy Income Fund	$1,995,814	$26,588,773	$(27,329,987)	$1,254,600

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Clean Energy Income	Energy Infrastructure

Distributions paid from:

Ordinary income	$21,731,957	$15,866,957

Net long-term capital gains	331,609	10,806,831

Total taxable distributions	$22,063,566	$26,673,788

Tax return of capital	$ 4,547,315	$ —

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Clean Energy Income	Energy Infrastructure

Distributions paid from:
Ordinary income	$6,516,486	$12,512,636

The tax character of distributions paid during the for the fiscal year ended November 30, 2022 was as follows:
	Clean Energy Income	Energy Infrastructure

Undistributed long-term capital gains	$ —	$ 7,263,640

Capital loss carryforwards:

Perpetual Short-Term	(8,694,842)	—

Perpetual Long-Term	(2,572,992)	—

Total capital loss carryforwards	(11,267,834)	—

Timing differences (Post October Loss Deferral/ Late Year Ordinary Loss Deferral)	$ (2,160,986)	$ (707,192)

Unrealized gains (loss) — net	(31,308,103)	153,964,482

Total accumulated earnings (loss) net	$(44,736,923)	$160,520,930

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GOLDMAN SACHS ENERGY FUNDS

7. TAX INFORMATION (continued)

As of November 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Clean Energy Income	Energy Infrastructure

Tax Cost	$351,282,604	$235,161,542

Gross unrealized gain	18,426,033	155,967,478

Gross unrealized loss	(49,734,136)	(2,002,996)

Net unrealized loss	$(31,308,103)	$153,964,482

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Clean Energy Income Fund and Energy Infrastructure Fund reclassed $1 and $3,483, respectively from paid in capital to distributable earnings for the year ending November 30, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

Dividend-Paying Investments Risk — The Funds’ investments in dividend-paying securities could cause the Funds to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Funds’ investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Funds to produce current income.

45

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

8. OTHER RISKS (continued)

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the (Funds/Portfolios) from buying and selling securities (in the impact the Funds/Portfolios liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — Each Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other

46

GOLDMAN SACHS ENERGY FUNDS

8. OTHER RISKS (continued)

reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Each Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Special Purpose Acquisition Companies Risk — The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or

47

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

8. OTHER RISKS (continued)

acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

48

GOLDMAN SACHS ENERGY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Clean Energy Income Fund

	For the Fiscal Year Ended November 30, 2022		For the Fiscal Year Ended November 30, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	133,930	$1,662,074	507,281	$7,429,860

Reinvestment of distributions	24,713	313,544	4,512	62,683

Shares redeemed	(152,649)	(1,911,402)	(277,210)	(3,902,864)

	5,994	64,216	234,583	3,589,679

Class C Shares

Shares sold	15,865	201,756	36,360	511,850

Reinvestment of distributions	2,252	28,531	159	2,210

Shares redeemed	(2,067)	(25,031)	(7,932)	(113,832)

	16,050	205,256	28,587	400,228

Institutional Shares

Shares sold	171,937	2,187,639	653,290	9,386,421

Reinvestment of distributions	42,564	539,166	14,325	198,539

Shares redeemed	(198,725)	(2,531,050)	(574,767)	(8,340,621)

	15,776	195,755	92,848	1,244,339

Investor Shares

Shares sold	719,660	9,430,414	416,323	5,841,399

Reinvestment of distributions	35,068	439,983	2,867	40,192

Shares redeemed	(333,199)	(3,874,537)	(18,376)	(262,056)

	421,529	5,995,860	400,814	5,619,535

Class R6 Shares

Shares sold	2,796	32,112	—	—

Reinvestment of distributions	390	4,917	96	1,334

Shares redeemed	(181)	(2,237)	—	—

	3,005	34,792	96	1,334

Class R Shares

Shares sold	—	—	284	3,800

Reinvestment of distributions	345	4,401	66	916

Shares redeemed	(301)	(3,693)	—	—

	44	708	350	4,716

Class P Shares

Shares sold	7,959,236	101,209,085	25,911,058	374,683,727

Reinvestment of distributions	1,992,051	25,267,103	447,012	6,209,067

Shares redeemed	(16,137,582)	(206,899,684)	(4,580,565)	(63,646,831)

	(6,186,295)	(80,423,496)	21,777,505	317,245,963

NET INCREASE (DECREASE)	(5,723,897)	$(73,926,909)	22,534,783	$328,105,794

49

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued)

November 30, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2022		For the Fiscal Year Ended November 30, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	226,447	$2,507,760	134,376	$1,311,580

Reinvestment of distributions	8,144	83,140	1,953	19,013

Shares redeemed	(100,583)	(1,074,467)	(81,252)	(752,810)

	134,008	1,516,433	55,077	577,783

Class C Shares

Shares sold	17,146	175,590	26,988	290,437

Reinvestment of distributions	3,419	33,014	1,077	10,534

Shares redeemed	(19,434)	(205,183)	—	—

	1,131	3,421	28,065	300,971

Institutional Shares

Shares sold	66,368	719,107	36,290	332,000

Reinvestment of distributions	9,471	91,476	10,985	105,304

Shares redeemed	(107,008)	(1,001,299)	(245,279)	(2,584,666)

	(31,169)	(190,716)	(198,004)	(2,147,362)

Investor Shares

Shares sold	219	2,449	—	—

Reinvestment of distributions	490	4,813	235	2,271

Shares redeemed	—	(4)	—	—

	709	7,258	235	2,271

Class R6 Shares

Shares sold	5,075,906	52,467,089	—	—

Reinvestment of distributions	741,095	7,236,655	348,448	3,350,814

Shares redeemed	(6,819,197)	(73,871,662)	(2,756,892)	(22,000,000)

	(1,002,196)	(14,167,918)	(2,408,444)	(18,649,186)

Class R Shares

Shares sold	363	4,000	—	—

Reinvestment of distributions	452	4,410	201	1,952

Shares redeemed	(368)	(3,996)	—	—

	447	4,414	201	1,952

Class P Shares

Shares sold	3,974,840	42,150,498	2,699,098	22,793,255

Reinvestment of distributions	1,942,759	19,117,834	929,872	8,970,473

Shares redeemed	(2,624,150)	(27,764,286)	(3,719,117)	(32,392,197)

	3,293,449	33,504,046	(90,147)	(628,469)

NET INCREASE (DECREASE)	2,396,379	$20,676,938	(2,613,017)	$(20,542,040)

50

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2022, the related statements of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

51

GOLDMAN SACHS ENERGY FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022, which represents a period of 183 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Clean Energy Income Fund				Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*
Class A
Actual	$1,000.00	$968.10		$ 6.23	$1,000.00	$1,024.20		$ 7.48
Hypothetical 5% return	1,000.00	1,018.70	+	6.39	1,000.00	1,017.70	+	7.46
Class C
Actual	1,000.00	964.70		9.92	1,000.00	1,020.50		11.26
Hypothetical 5% return	1,000.00	1,015.00	+	10.17	1,000.00	1,013.90	+	11.23
Institutional
Actual	1,000.00	969.70		4.41	1,000.00	1,025.80		5.61
Hypothetical 5% return	1,000.00	1,020.60	+	4.53	1,000.00	1,019.50	+	5.59
Investor
Actual	1,000.00	969.40		5.00	1,000.00	1,025.40		6.24
Hypothetical 5% return	1,000.00	1,020.00	+	5.13	1,000.00	1,018.90	+	6.22
Class R6
Actual	1,000.00	969.80		4.38	1,000.00	1,025.90		5.56
Hypothetical 5% return	1,000.00	1,020.60	+	4.49	1,000.00	1,019.60	+	5.54
Class R
Actual	1,000.00	967.10		7.47	1,000.00	1,023.20		8.75
Hypothetical 5% return	1,000.00	1,017.50	+	7.67	1,000.00	1,016.40	+	8.72
Class P
Actual	1,000.00	969.80		4.36	1,000.00	1,026.70		5.56
Hypothetical 5% return	1,000.00	1,020.60	+	4.48	1,000.00	1,019.60	+	5.54

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Clean Energy Income Fund	1.26%	2.01%	0.89%	1.01%	0.89%	1.52%	0.88%
Energy Infrastructure Fund	1.47	2.22	1.10	1.23	1.09	1.73	1.09

+	Hypothetical expenses are based on each Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

52

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Clean Energy Income Fund and the Goldman Sachs Energy Infrastructure Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Clean Energy Income Fund, which commenced operations on June 26, 2020); and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

53

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with respect to the Energy Infrastructure Fund) ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using

54

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the Clean Energy Income Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2022. They observed that the Energy Infrastructure Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

55

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	Clean Energy Income	Energy Infrastructure

First $1 billion	0.80%	1.00%

Next $1 billion	0.72	0.90

Next $3 billion	0.68	0.86

Next $3 billion	0.67	0.84

Over $8 billion	0.66	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the

56

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

57

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	MoneyLion, Inc. (an operator of a data-driven, digital finance platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace, Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

58

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officerand Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

59

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust1

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Energy Funds - Tax Information (Unaudited)

For the year ended November 30, 2022, 19.45% and 30.18% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds qualify for the dividends received deduction available to corporations.

For the year ended November 30, 2022, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Goldman Sachs Energy Infrastructure Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds designate $331,609 and $10,806,831, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended November 30, 2022.

During the fiscal year ended November 30, 2022, the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds designate $18,367,231 and $11,733,323, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G.Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent Goldman Sachs Funds Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions. Money Market Financial Square FundsSM Financial Square Treasury Solutions Fund1 Financial Square Government Fund1 Financial Square Money Market Fund2 Financial Square Prime Obligations Fund2 Financial Square Treasury Instruments Fund1 Financial Square Treasury Obligations Fund1 Financial Square Federal Instruments Fund1 Investor FundsSM Investor Money Market Fund3 Investor Tax-Exempt Money Market Fund3 Fixed Income Short Duration and Government Enhanced Income Fund Short-Term Conservative Income Fund Short Duration Government Fund Short Duration Income Fund Government Income Fund Inflation Protected Securities Fund Multi-Sector Bond Fund Core Fixed Income Fund Global Core Fixed Income Fund Strategic Income Fund Income Fund Municipal and Tax-Free High Yield Municipal Fund Dynamic Municipal Income Fund Short Duration Tax-Free Fund Municipal Income Completion Fund Single Sector Investment Grade Credit Fund U.S. Mortgages Fund High Yield Fund High Yield Floating Rate Fund Emerging Markets Debt Fund Local Emerging Markets Debt Fund Fixed Income Alternatives Long Short Credit Strategies Fund Fundamental Equity Equity Income Fund Small Cap Growth Fund Small Cap Value Fund Small/Mid Cap Value Fund Mid Cap Value Fund Large Cap Value Fund Focused Value Fund Large Cap Core Fund4 Strategic Growth Fund Small/Mid Cap Growth Fund Flexible Cap Fund Concentrated Growth Fund Technology Opportunities Fund Mid Cap Growth Fund5 Rising Dividend Growth Fund U.S. Equity ESG Fund Income Builder Fund Tax-Advantaged Equity U.S. Tax-Managed Equity Fund International Tax-Managed Equity Fund U.S. Equity Dividend and Premium Fund International Equity Dividend and Premium Fund Equity Insights Small Cap Equity Insights Fund U.S. Equity Insights Fund Small Cap Growth Insights Fund Large Cap Growth Insights Fund Large Cap Value Insights Fund Small Cap Value Insights Fund International Small Cap Insights Fund International Equity Insights Fund Emerging Markets Equity Insights Fund Fundamental Equity International International Equity Income Fund International Equity ESG Fund China Equity Fund Emerging Markets Equity Fund Emerging Markets Equity ex. China Fund ESG Emerging Markets Equity Fund Alternative Clean Energy Income Fund Defensive Equity Fund Real Estate Securities Fund Commodity Strategy Fund Global Real Estate Securities Fund Absolute Return Tracker Fund Managed Futures Strategy Fund MLP Energy Infrastructure Fund Energy Infrastructure Fund Multi-Manager Alternatives Fund Global Infrastructure Fund Total Portfolio Solutions Global Managed Beta Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Global Equity Fund Multi-Manager International Equity Fund Tactical Tilt Overlay Fund Balanced Strategy Portfolio Multi-Manager U.S. Small Cap Equity Fund Multi-Manager Real Assets Strategy Fund Growth and Income Strategy Portfolio Growth Strategy Portfolio Dynamic Global Equity Fund Satellite Strategies Portfolio Enhanced Dividend Global Equity Portfolio Tax-Advantaged Global Equity Portfolio Strategic Factor Allocation Fund Strategic Volatility Premium Fund GQG Partners International Opportunities Fund 1 You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. 2 You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. 3 You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. 4 Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund. 5 Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC. *This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds. OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are as of November 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high le vels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. “Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 303329-OTU-1727050 MLPANDEAR-23

Goldman Sachs Funds

Annual Report	November 30, 2022

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Treasury Instruments
Treasury Obligations
Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Investment Objective and Principal Investment Strategies

Each of the Goldman Sachs Financial Square Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Prime Obligations Fund and the Goldman Sachs Money Market Fund pursue this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). They may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Treasury Obligations Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos collateralized by U.S. Treasury obligations. The Goldman Sachs Treasury Instruments Fund pursues the investment objective by investing only in U.S. Treasury obligations, the interest from which is generally exempt from state income taxation. The Goldman Sachs Treasury Solutions Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos with the Federal Reserve Bank of New York collateralized by U.S. Treasury obligations. The Goldman Sachs Government Fund pursues the investment objective by investing only in U.S. government securities and repos collateralized by such securities. The Goldman Sachs Federal Instruments Fund pursues the investment objective by investing only in U.S. government securities, the interest from which is generally exempt from state income taxation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended November 30, 2022 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy, inflationary trends and U.S. economic data.

In December 2021, when the Reporting Period began, the Fed had already started to scale back its $120 billion a month asset purchase program. However, as inflation continued to rise, the Federal Open Market Committee (“FOMC”) announced it would double the pace of its tapering, from $15 billion per month to $30 billion per month, beginning in January 2022. As a result, the Fed’s asset purchase program seemed likely to end in March 2022 instead of the earlier reported June 2022, opening the door for interest rate increases sooner than investors had previously anticipated.

In January 2022, the FOMC kept the targeted federal funds (“fed funds”) rate unchanged in a range between zero and 25 basis points but hinted that a rate hike might come in March. (A basis point is 1/100th of a percentage point.) In February, inflation surged to multi-decade highs, as energy and commodity prices in particular jumped in response to Russia’s invasion of Ukraine late that month. Following the onset of the Russia/Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks, including the Fed, took policy action. The FOMC raised the targeted fed funds rate by 25 basis points in March, the first rate hike since the end of 2018.

Inflation continued to rise during the spring, with the core U.S. Consumer Price Index (“CPI”) reaching its highest level in nearly four decades in May 2022 and hitting a new high in June, as rising energy and food costs pushed up prices. (Core CPI data excludes food and energy prices.) Against this backdrop, the FOMC hiked the targeted fed funds rate by 50 basis points in May and then by another 75 basis points in June, the latter being the largest single rate increase since 1994. Policymakers also signaled they would continue tightening monetary policy at an aggressive pace. On June 1st, the Fed began to reduce the size of its balance sheet.

During July 2022, the Fed raised the targeted fed funds rate by 75 basis points, though comments by Fed Chair Jerome

1

PORTFOLIO RESULTS

Powell suggested a potential deceleration in the pace of future rate hikes. In August, at the Fed’s Jackson Hole symposium, Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” At its September policy meeting, the FOMC increased the targeted fed funds rate another 75 basis points.

In October 2022, Fed officials began to contend that inflation was likely to decline in the near term should demand weaken and supply-chain issues soften as they anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. Near the beginning of November, the FOMC hiked the targeted fed funds rate by 75 basis points to a range of between 3.75% and 4.00%.

In this environment, the yields of money market funds increased significantly. Investments in U.S. money market funds remained rather flat during the Reporting Period, at approximately $4.6 trillion, according to iMoneyNet. Money market funds generally remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields increased during the Reporting Period primarily because of the economic and market factors discussed above. The money market yield curve steepened substantially, as the FOMC hiked the targeted fed funds rate and tightened monetary policy. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

During the Reporting Period, the Funds’ positioning along the money market yield curve and in specific securities was predicated on market expectations about interest rates and the potential of additional Fed rate hikes in the near term.

Q	How did you manage the Funds during the Reporting Period?

A	Collectively, the Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, time deposits, certificates of deposit, floating rate securities, repurchase agreements (“repos”), non-U.S. sovereign debt, municipal securities and variable rate demand notes (“VRDNs”) during the Reporting Period.

In our commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained weighted average maturities in a range between 10 and 39 days during the Reporting Period. Within our government repo strategies, we maintained a weighted average maturity of between 3 and 29 days in the Goldman Sachs Financial Square Government Fund and weighted average maturities of between 14 and 59 days in the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund during the Reporting Period. In our government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund), we maintained weighted average maturities of between 14 and 59 days during the Reporting Period. At any given time, a Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy.

During the Reporting Period overall, our commercial paper strategies focused their investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, certificates of deposit and repos. Our government repo strategies focused their investments in government agency securities, government agency repos, U.S. Treasury securities and U.S. Treasury repos. Our government non-repo strategies focused their investments in government agency securities and U.S. Treasury securities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Funds, taking into consideration any available maturity shortening features.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A

In our commercial paper strategies, we managed the Funds’ weighted average life in a range between approximately 38 and 120 days during the Reporting Period. In our government repo strategies, we managed the Funds’ weighted average

2

PORTFOLIO RESULTS

life in a range between approximately 35 and 120 days. In our government non-repo strategies, we managed the Funds’ weighted average life in a range between approximately 76 and 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, inflationary pressures appeared to be easing, albeit from elevated levels. U.S. core inflation slowed in September, October and November 2022, suggesting the FOMC might downshift the pace of its monetary policy tightening. Late in the Reporting Period, the Fed signaled it might raise the targeted fed funds rate by only 50 basis points at its December meeting, instead of the 75 basis point hike previously expected by investors. However, Fed Chair Powell cautioned that further evidence was needed to “give comfort inflation is actually declining.” (On December 14, 2022, after the close of the Reporting Period, the Fed announced a 50 basis point fed funds rate hike.)

As for economic conditions, the third quarter 2022 U.S. Gross Domestic Product surprised to the upside, although the economy grew at what we considered a below-trend pace, supporting a “soft landing” scenario. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

Looking ahead, we believed inflation was likely to peak during 2023 and then start normalizing. That said, we thought a more balanced labor market would be key to a sustained decline in core inflation. The November 2022 jobs report, which had shown that U.S. non-farm payrolls grew by 263,000 — well above consensus expectations — and that unemployment remained steady, suggested to us further progress was necessary. Once inflation starts normalizing, monetary policy may become less of an economic headwind, in our opinion, as the Fed and other central banks slow or pause tightening. However, at the end of the Reporting Period, we noted signs of slowing U.S. economic activity, and our confidence in the macro picture remained fragile.

Going forward, the Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to align with our market and policy outlooks. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to navigate the interest rate environment.

3

PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Financial Square Funds

as of November 30, 2022

PERFORMANCE REVIEW[1,2]

December 1, 2021– November 30, 2022	Fund Total Return (based on NAV)[3] Institutional Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Federal Instruments	1.18%	3.78%	1.08%[6]
Government	1.25	3.74	1.08	[6]
Money Market	1.36	3.96	1.20	[7]
Prime Obligations	1.35	3.93	1.20	[7]
Treasury Instruments	1.14	3.67	1.00	[8]
Treasury Obligations	1.24	3.68	1.08	[9]
Treasury Solutions	1.24	3.71	1.08	[9]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Treasury Obligations, Money Market, and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Treasury Instruments Fund offers eleven separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Loop Class, and Seelaus Class), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource and Drexel Hamilton Class), and the Government Fund offers sixteen separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Drexel Hamilton Class, Loop Class, Seelaus Class, Class R6, Class A, Class C and Class D), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional, Drexel Hamilton Class, Loop Class, Seelaus Class, Class R6, and Class D Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Funds’ performances do not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2022. The iMoneyNet Institutional Average represents total return.

[6]	Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[7]	First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[8]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

5

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 11/30/22

Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]

Federal Instruments	3.78%	3.85%	3.59%	38	93
Government	3.73	3.80	3.65	12	69
Money Market	3.96	4.04	3.84	19	74
Prime Obligations	3.93	4.01	3.82	18	60
Treasury Instruments	3.67	3.73	3.52	49	84
Treasury Obligations	3.67	3.74	3.60	6	35
Treasury Solutions	3.70	3.78	3.62	12	42

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[12]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[14]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of November 30, 2022

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit	—	—	1.0%	1.0%	—	—	—

Certificates of Deposit - Eurodollar	—	—	2.3	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	4.7	5.6	—	—	—

Commercial Paper & Corporate Obligations	—	—	19.4	23.2	—	—	—

Medium Term Note	—	—	1.0	0.5	—	—	—

Repurchase Agreements	—	65.9%	11.5	19.7	—	77.1%	72.5%

Time Deposits	—	—	17.9	13.3	—	—	—

U.S. Government Agency Obligations	82.9%	8.8	3.5	3.5	—	—	—

U.S. Treasury Obligations	21.7	22.6	13.1	9.6	103.1%	19.0	28.0

Variable Rate Municipal Debt Obligations	—	—	4.5	4.2	—	—	—

Variable Rate Obligations	—	—	20.8	19.0	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[17]

As of November 30, 2021

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit - Eurodollar	—	—	0.7%	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	10.6	13.9%	—	—	—

Commercial Paper & Corporate Obligations	—	—	38.1	33.9	—	—	—

Medium Term Note	—	—	0.5	0.5	—	—	—

Repurchase Agreements	—	62.5%	14.6	18.3	—	69.1%	64.3%

Time Deposits	—	—	16.4	10.5	—	—	—

U.S. Government Agency Obligations	30.8%	4.1	1.1	2.2	—	—	—

U.S. Treasury Obligations	69.1	32.8	13.1	13.6	106.6%	30.0	35.6

Variable Rate Municipal Debt Obligations	—	—	3.9	8.9	—	—	—

Variable Rate Obligations	—	—	2.2	2.0	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 82.9%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
$2,800,000	4.352	%(a)	04/05/23	$2,799,976
1,400,000	4.354	(a)	05/12/23	1,400,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.03%)
50,000,000	4.362	(a)	07/31/23	50,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
4,200,000	4.367	(a)	10/23/23	4,199,848
8,300,000	4.372	(a)	10/30/23	8,299,770
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
500,000	4.385	(a)	01/31/23	500,030
Federal Farm Credit Bank (FEDL01 + 0.00%)
2,100,000	3.830	(a)	02/17/23	2,100,000
Federal Farm Credit Bank (FEDL01 + 0.08%)
2,300,000	3.910	(a)	09/13/24	2,296,986
Federal Farm Credit Bank (FEDL01 + 0.14%)
1,200,000	3.970	(a)	09/17/24	1,199,979
400,000	3.972	(a)	11/14/24	399,848
Federal Farm Credit Bank (Prime Rate—3.10%)
5,200,000	3.900	(a)	12/02/22	5,200,000
Federal Farm Credit Bank (Prime Rate—3.13%)
1,400,000	3.875	(a)	02/01/23	1,400,000
Federal Farm Credit Bank (Prime Rate—3.15%)
2,300,000	3.855	(a)	04/13/23	2,299,974
Federal Farm Credit Bank (SOFR + 0.06%)
800,000	3.875	(a)	04/29/24	798,991
800,000	3.876	(a)	07/22/24	798,704
Federal Farm Credit Bank (SOFR + 0.16%)
3,900,000	3.965	(a)(b)	04/05/24	3,899,898
Federal Farm Credit Bank (SOFR + 0.17%)
7,700,000	3.975	(a)	06/27/24	7,699,526
Federal Farm Credit Bank (SOFR + 0.18%)
7,700,000	3.990	(a)	10/16/24	7,700,000
Federal Farm Credit Bank (SOFR + 0.19%)
4,300,000	4.000	(a)	11/25/24	4,300,000
Federal Home Loan Bank
34,700,000	3.815		12/05/22	34,700,000
150,000,000	3.840		12/05/22	150,000,000
15,000,000	2.425		12/13/22	14,988,250
45,000,000	3.595		12/14/22	44,941,906
5,200,000	2.819		12/15/22	5,194,439
95,114,000	3.951		12/23/22	94,888,184
37,500,000	4.040		01/18/23	37,302,750
200,000,000	4.020		01/20/23	198,894,444
92,300,000	4.200		02/01/23	91,648,259
100,000,000	4.148		02/03/23	99,270,222
100,000,000	4.250		02/08/23	99,204,967
51,900,000	3.164		02/21/23	51,537,075
229,100,000	4.418		02/22/23	226,823,446
125,000,000	4.478		03/01/23	123,635,000
6,100,000	4.711		05/19/23	5,969,992
37,000,000	4.704		05/24/23	36,178,261
8,720,000	4.667		11/14/23	8,719,428
4,000,000	4.692		11/15/23	3,998,815
4,000,000	4.697		11/17/23	3,999,007
3,100,000	4.742		11/24/23	3,098,781
4,000,000	4.766		11/24/23	3,999,393
3,700,000	4.690		11/29/23	3,699,628

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (SOFR + 0.01%)
150,000,000	3.820	%(a)	12/09/22	150,000,000
198,800,000	3.820	(a)	12/22/22	198,800,000
39,100,000	3.820	(a)	12/23/22	39,100,000
130,000,000	3.820	(a)	12/27/22	130,000,000
150,000,000	3.820	(a)	01/05/23	150,000,000
100,000,000	3.820	(a)	01/17/23	100,000,000
Federal Home Loan Bank (SOFR + 0.02%)
50,000,000	3.830	(a)	01/09/23	50,000,000
250,000,000	3.830	(a)	01/12/23	250,000,000
150,000,000	3.830	(a)	01/23/23	150,000,000
Federal Home Loan Bank (SOFR + 0.05%)
200,000,000	3.860	(a)(b)	03/01/23	200,000,000
Federal Home Loan Bank (SOFR + 0.06%)
400,000	3.876	(a)	07/01/24	399,372
Federal Home Loan Bank (SOFR + 0.08%)
700,000	3.878	(a)	03/01/24	699,390
Federal Home Loan Bank (SOFR + 0.15%)
6,300,000	3.960	(a)	02/23/24	6,300,000
Federal Home Loan Bank (SOFR + 0.19%)
25,600,000	4.000	(a)	11/22/24	25,600,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$2,900,884,539

U.S. Treasury Obligations – 21.7%
United States Treasury Bills
$45,000,000	2.958%		12/20/22	$44,931,362
1,000,000	2.453		12/22/22	998,606
2,300,000	2.461		12/22/22	2,296,780
1,100,000	2.463		12/22/22	1,098,460
300,000	2.471		12/22/22	299,578
5,300,000	2.472		12/22/22	5,292,549
600,000	2.476		12/22/22	599,155
900,000	2.478		12/22/22	898,732
1,300,000	2.488		12/22/22	1,298,161
1,500,000	2.489		12/22/22	1,497,878
3,600,000	2.493		12/22/22	3,594,897
600,000	2.494		12/22/22	599,150
1,500,000	2.502		12/22/22	1,497,865
1,800,000	2.514		12/22/22	1,797,428
600,000	2.564		12/22/22	599,125
900,000	2.564		12/22/22	898,682
40,000,000	3.274		01/10/23	39,858,000
4,400,000	2.887		01/19/23	4,383,171
3,000,000	2.913		01/19/23	2,988,424
400,000	2.969		01/19/23	398,427
1,617,000	2.990		01/19/23	1,610,595
1,500,000	2.995		01/19/23	1,494,049
34,083,000	3.005		01/26/23	33,928,187
100,000,000	4.297		02/28/23	98,966,611
60,000,000	4.423		03/14/23	59,261,833
70,000,000	4.443		03/21/23	69,076,000
23,000,000	4.658		05/11/23	22,538,154
61,200,000	4.605		05/18/23	59,931,936
1,600,000	4.689		05/25/23	1,564,844

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
$4,700,000	4.361	% (a)	04/30/23	$4,701,643
12,500,000	4.365	(a)	04/30/23	12,500,826
25,000,000	4.366	(a)	04/30/23	25,000,250
600,000	4.353	(a)	07/31/23	600,678
6,600,000	4.358	(a)	07/31/23	6,601,742
24,000,000	4.361	(a)	07/31/23	24,000,522
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
500,000	4.358	(a)	10/31/23	500,623
189,000,000	4.367	(a)	10/31/23	189,004,401
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
700,000	4.374	(a)	01/31/23	700,223
2,200,000	4.378	(a)	01/31/23	2,200,183
6,400,000	4.379	(a)	01/31/23	6,400,456
10,000,000	4.381	(a)	01/31/23	10,000,068
United States Treasury Notes
4,200,000	0.911		01/31/23	4,194,521
6,900,000	0.826		02/15/23	6,916,763
1,100,000	1.782		02/15/23	1,099,080
1,600,000	0.856		02/28/23	1,606,861
1,300,000	0.947		02/28/23	1,297,412

TOTAL U.S. TREASURY OBLIGATIONS				$761,524,891

TOTAL INVESTMENTS – 104.6%				$3,662,409,430

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.6)%				(161,546,399)

NET ASSETS – 100.0%				$3,500,863,031

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 8.8%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
$196,300,000	4.352	%(a)	04/05/23	$196,298,291
98,100,000	4.354	(a)	05/12/23	98,100,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
299,100,000	4.367	(a)	10/23/23	299,089,175
647,400,000	4.372	(a)	10/30/23	647,382,055
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
33,300,000	4.385	(a)	01/31/23	33,301,975
Federal Farm Credit Bank (FEDL01 + 0.08%)
167,600,000	3.910	(a)	09/13/24	167,380,365
Federal Farm Credit Bank (FEDL01 + 0.14%)
90,900,000	3.970	(a)	09/17/24	90,898,407
27,300,000	3.972	(a)	11/14/24	27,289,616
Federal Farm Credit Bank (Prime Rate—3.10%)
228,100,000	3.900	(a)	12/02/22	228,100,000
Federal Farm Credit Bank (Prime Rate—3.13%)
63,100,000	3.875	(a)	02/01/23	63,100,000
Federal Farm Credit Bank (Prime Rate—3.15%)
145,200,000	3.855	(a)	04/13/23	145,198,392
Federal Farm Credit Bank (SOFR + 0.06%)
60,700,000	3.870	(a)	04/29/24	60,623,468
58,700,000	3.870	(a)	07/22/24	58,604,887
Federal Farm Credit Bank (SOFR + 0.16%)
274,700,000	3.965	(a)(b)	04/05/24	274,692,803
Federal Farm Credit Bank (SOFR + 0.17%)
548,600,000	3.975	(a)	06/27/24	548,566,273
Federal Farm Credit Bank (SOFR + 0.18%)
553,593,000	3.990	(a)	10/16/24	553,593,000
Federal Farm Credit Bank (SOFR + 0.19%)
304,200,000	4.000	(a)	11/25/24	304,200,000
Federal Home Loan Bank
977,000,000	2.425		12/13/22	976,234,684
355,125,000	2.819		12/15/22	354,745,213
135,600,000	3.164		02/21/23	134,651,779
436,500,000	4.711		05/19/23	427,196,972
363,600,000	4.704		05/24/23	355,524,747
1,500,000,000	2.350		07/05/23	1,500,000,000
649,050,000	4.667		11/14/23	649,007,444
300,070,000	4.692		11/15/23	299,981,117
300,070,000	4.697		11/17/23	299,995,513
228,335,000	4.742		11/24/23	228,245,214
278,270,000	4.766		11/24/23	278,227,733
263,000,000	4.690		11/29/23	262,973,538
Federal Home Loan Bank (SOFR + 0.02%)
685,000,000	3.825	(a)	12/21/22	685,000,000
2,000,000,000	3.830	(a)	12/21/22	2,000,000,000
865,000,000	3.830	(a)	01/23/23	865,000,000
Federal Home Loan Bank (SOFR + 0.03%)
2,919,700,000	3.835	(a)	01/25/23	2,919,700,000
1,400,000,000	3.835	(a)	01/30/23	1,400,000,000
600,000,000	3.835	(a)	02/06/23	600,000,000
1,500,000,000	3.835	(a)	02/21/23	1,500,000,000
Federal Home Loan Bank (SOFR + 0.06%)
26,400,000	3.870	(a)	07/01/24	26,358,554
Federal Home Loan Bank (SOFR + 0.08%)
53,900,000	3.885	(a)	03/01/24	53,853,017

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (SOFR + 0.15%)
456,300,000	3.960	%(a)	02/23/24	456,300,000
Federal Home Loan Bank (SOFR + 0.19%)
1,817,300,000	4.000	(a)	11/22/24	1,817,300,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
4,102,205	3.990	(a)	12/07/22	4,102,205
12,497,561	3.990	(a)	12/07/22	12,497,561
109,607,074	4.000	(a)	12/07/22	109,607,074
231,784,447	4.000	(a)	12/07/22	231,784,448
441,150,391	4.261	(a)	12/07/22	441,150,391
11,368,421	4.269	(a)	12/07/22	11,368,421

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$22,697,224,332

U.S. Treasury Obligations – 22.6%
United States Treasury Bills
$1,406,500,000	2.793%		12/06/22	$1,405,966,702
48,400,000	3.859		12/08/22	48,364,238
19,100,000	2.564		12/22/22	19,073,149
38,100,000	2.564		12/22/22	38,046,327
38,300,000	2.564		12/22/22	38,245,710
41,900,000	2.564		12/22/22	41,838,896
57,400,000	2.564		12/22/22	57,319,138
61,400,000	2.564		12/22/22	61,310,100
67,000,000	2.564		12/22/22	66,906,591
70,900,000	2.564		12/22/22	70,800,740
86,200,000	2.564		12/22/22	86,078,063
95,800,000	2.564		12/22/22	95,664,483
98,900,000	2.564		12/22/22	98,759,232
115,000,000	2.564		12/22/22	114,835,646
153,300,000	2.564		12/22/22	153,085,380
239,500,000	2.564		12/22/22	239,160,509
354,400,000	2.564		12/22/22	353,901,773
35,200,000	3.000		01/19/23	35,061,537
113,100,000	3.000		01/19/23	112,651,260
121,489,000	3.000		01/19/23	121,007,802
221,900,000	3.000		01/19/23	221,043,743
330,500,000	3.000		01/19/23	329,235,929
2,554,645,000	3.005		01/26/23	2,543,041,236
1,645,000,000	4.658		05/11/23	1,611,967,950
4,292,200,000	4.605		05/18/23	4,203,265,603
115,200,000	4.689		05/25/23	112,668,799
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY – 0.02%)
623,000,000	4.314	(a)	01/31/24	623,330,454
3,247,100,000	4.314	(a)	01/31/24	3,248,629,560
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
1,040,000,000	4.359	(a)	04/30/23	1,040,068,171
10,001,535,000	4.359	(a)	04/30/23	10,001,655,792
44,200,000	4.353	(a)	07/31/23	44,249,955
484,200,000	4.353	(a)	07/31/23	484,327,831
5,772,500,000	4.353	(a)	07/31/23	5,772,555,739

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
$254,500,000	4.357	% (a)	10/31/23	$254,804,862
17,127,765,000	4.357	(a)	10/31/23	17,127,860,526
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
53,600,000	4.381	(a)	01/31/23	53,617,119
183,400,000	4.381	(a)	01/31/23	183,415,222
427,400,000	4.381	(a)	01/31/23	427,429,708
1,208,900,000	4.381	(a)	01/31/23	1,208,908,186
2,497,007,000	4.381	(a)	01/31/23	2,497,066,201
United States Treasury Notes
294,300,000	0.911		01/31/23	293,916,069
488,500,000	0.826		02/15/23	489,686,743
74,400,000	1.782		02/15/23	74,337,798
112,800,000	0.856		02/28/23	113,283,663
93,200,000	0.947		02/28/23	93,014,488
250,000,000	2.284		06/15/23	247,338,737
1,000,000,000	2.284		06/15/23	989,265,422
30,000,000	2.280		06/30/23	29,636,040
120,000,000	2.280		06/30/23	118,541,637
1,000,000,000	2.280		06/30/23	987,753,254

TOTAL U.S. TREASURY OBLIGATIONS				$58,683,993,713

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$81,381,218,045

Repurchase Agreements(c) – 65.9%
Banco Santander, S.A.
$295,000,000	3.500%		12/01/22	$295,000,000
Maturity Value: $295,028,681
Collateralized by Federal Home Loan Mortgage Corp., 5.000%, due 08/01/52 to 10/01/52. The aggregate market value of the collateral, including accrued interest, was $303,879,562.
500,000,000	3.805		12/01/22	500,000,000
Maturity Value: $500,052,847

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 09/01/42 to 10/01/52 and Federal National
Mortgage Association, 2.500% to 4.000%, due 04/01/47 to
05/01/52. The aggregate market value of the collateral,
including accrued interest, was $515,054,432.

Bank of Montreal
400,000,000	3.720		12/01/22	400,000,000
Maturity Value: $400,041,333
Collateralized by U.S. Treasury Notes, 0.125% to 3.875%, due 08/15/23 to 11/15/31. The aggregate market value of the collateral, including accrued interest, was $408,000,049.

Barclays Bank PLC
1,800,000,000	3.800		12/01/22	1,800,000,000
Maturity Value: $1,800,190,000

Collateralized by U.S. Treasury Bonds, 3.000% to 3.750%, due
08/15/41 to 02/15/47 and U.S. Treasury Notes, 1.125% to
1.500%, due 09/30/24 to 08/15/31. The aggregate market value of the collateral, including accrued interest, was
$1,836,193,832.

Repurchase Agreements(c) – (continued)
BNP Paribas
319,300,000	3.820		12/01/22	319,300,000
Maturity Value: $319,333,881

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 03/01/52 to 12/01/52 and Federal National
Mortgage Association, 2.000% to 6.500%, due 01/01/42 to
12/01/52. The aggregate market value of the collateral,
including accrued interest, was $328,879,001.

BofA Securities, Inc.
1,000,000,000	3.700		12/01/22	1,000,000,000
Maturity Value: $1,000,102,778
Collateralized by a U.S. Treasury Note, 2.875%, due 05/15/32. The market value of the collateral, including accrued interest, was $1,020,000,017.
400,000,000	3.740		12/01/22	400,000,000
Maturity Value: $400,041,556
Collateralized by U.S. Treasury Notes, 2.500% to 2.750%, due 04/30/24 to 04/30/27. The aggregate market value of the collateral, including accrued interest, was $408,000,051.

Canadian Imperial Bank of Commerce
350,000,000	3.800		12/01/22	350,000,000
Maturity Value: $350,036,944

Collateralized by Federal Farm Credit Bank, 2.290% to 3.700%,
due 06/28/34 to 08/24/46, Federal Home Loan Bank, 2.000% to
5.000%, due 11/29/32 to 02/25/41, Federal Home Loan
Mortgage Corp., 1.500% to 6.000%, due 05/01/25 to 09/01/52,
Federal National Mortgage Association, 1.500% to 7.000%,
due 05/01/25 to 03/01/53, Government National Mortgage
Association, 2.500% to 6.500%, due 02/20/34 to 10/20/52 and
U.S. Treasury Notes, 0.500% to 1.625%, due 05/15/26 to
08/31/27. The aggregate market value of the collateral,
including accrued interest, was $360,420,299.

Citibank, N.A. (Overnight MBS + 0.01%)
1,000,000,000	3.810	(a)	12/13/22	1,000,000,000
Maturity Value: $1,000,105,833

Collateralized by Federal Farm Credit Bank, 0.125% to 5.220%,
due 03/08/23 to 04/21/26, Federal Home Loan Bank, 0.125% to
5.625%, due 12/09/22 to 03/14/36, Federal Home Loan
Mortgage Corp., 0.125% to 0.375%, due 05/05/23 to 09/23/25,
Federal National Mortgage Association, 1.625% to 6.625%,
due 01/07/25 to 08/06/38, Government National Mortgage
Association, 2.000% to 5.500%, due 09/15/39 to 11/20/52,
Tennessee Valley Authority, 0.000% to 5.250%, due 09/15/24
to 09/15/65, U.S. Treasury Bills, 0.000%, due 01/26/23 to
05/18/23, U.S. Treasury Bonds, 1.375% to 7.625%, due
02/15/23 to 08/15/52, a U.S. Treasury Floating Rate Note,
4.317%, due 01/31/24, U.S. Treasury Inflation-Indexed Bonds,
0.125% to 3.875%, due 01/15/25 to 02/15/51, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.875%, due 01/15/23 to
07/15/32 and U.S. Treasury Notes, 0.125% to 4.250%, due
04/30/23 to 08/15/30. The aggregate market value of the
collateral, including accrued interest, was $1,019,999,998.

Credit Agricole Corporate and Investment Bank
150,000,000	3.740		12/01/22	150,000,000
Maturity Value: $150,015,583
Collateralized by U.S. Treasury Bonds, 1.125% to 3.375%, due 08/15/40 to 05/15/52. The aggregate market value of the collateral, including accrued interest, was $153,000,018.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Daiwa Capital Markets America Inc.
$1,500,000,000	3.800%		12/01/22	$1,500,000,000
Maturity Value: $1,500,158,333

Collateralized by Federal Farm Credit Bank, 3.500% to 4.500%,
due 10/17/24 to 09/01/32, Federal Home Loan Bank, 4.875%,
due 06/14/24, Federal Home Loan Mortgage Corp., 1.500% to
6.500%, due 12/01/37 to 12/01/52, Federal National Mortgage
Association, 1.500% to 6.625%, due 11/15/30 to 12/01/52,
Government National Mortgage Association, 2.500% to
6.000%, due 02/20/32 to 11/20/52, U.S. Treasury Bills,
0.000%, due 12/29/22 to 08/10/23, U.S. Treasury Bonds,
2.250% to 6.250%, due 05/15/30 to 08/15/52, U.S. Treasury
Floating Rate Notes, 4.366% to 4.369%, due 04/30/23 to
07/31/24, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/23 to 05/15/23, U.S. Treasury Notes,
0.125% to 4.125%, due 03/31/23 to 02/15/32 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
11/15/27. The aggregate market value of the collateral,
including accrued interest, was $1,539,613,992.

Deutsche Bank Securities Inc.
500,000,000	3.800		12/01/22	500,000,000
Maturity Value: $500,052,778
Collateralized by Federal National Mortgage Association, 2.000% to 5.500%, due 05/01/36 to 11/01/52. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

Federal Reserve Bank of New York
146,500,000,000	3.800		12/01/22	146,500,000,000
Maturity Value: $146,515,463,889

Collateralized by U.S. Treasury Bonds, 1.250% to 7.625%, due
02/15/25 to 08/15/51 and U.S. Treasury Notes, 0.125% to
2.250%, due 08/15/23 to 02/15/32. The aggregate market value of the collateral, including accrued interest, was
$146,515,463,934.

Fixed Income Clearing Corporation
150,000,000	3.550		12/01/22	150,000,000
Maturity Value: $150,014,792
Collateralized by a U.S. Treasury Note, 1.625%, due 05/15/31. The market value of the collateral, including accrued interest, was $153,000,013.
702,000,000	3.600		12/01/22	702,000,000
Maturity Value: $702,070,200
Collateralized by U.S. Treasury Notes, 0.250% to 2.250%, due 11/30/24 to 01/15/25. The aggregate market value of the collateral, including accrued interest, was $716,040,091.
1,000,000,000	3.810		12/01/22	1,000,000,000
Maturity Value: $1,000,105,833

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 06/01/52 to 07/01/52 and Federal National
Mortgage Association, 1.500% to 4.500%, due 04/01/36 to
10/01/52. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,010.

Repurchase Agreements(c) – (continued)
Fixed Income Clearing Corporation (continued)
4,000,000,000	3.810		12/01/22	4,000,000,000
Maturity Value: $4,000,423,333

Collateralized by U.S. Treasury Bonds, 1.125% to 3.375%, due
05/15/40 to 08/15/48 and U.S. Treasury Notes, 0.625% to
3.250%, due 01/15/29 to 07/15/32. The aggregate market value of the collateral, including accrued interest, was
$4,080,000,080.

800,000,000	3.850		12/01/22	800,000,000
Maturity Value: $800,085,556
Collateralized by U.S. Treasury Bonds, 1.375% to 2.250%, due 08/15/49 to 02/15/52. The aggregate market value of the collateral, including accrued interest, was $816,000,008.

HSBC Securities (USA) Inc.
25,000,000	3.780		12/01/22	25,000,000
Maturity Value: $25,002,625

Collateralized by U.S. Treasury Bills, 0.000%, due 12/01/22 to
07/13/23, U.S. Treasury Bonds, 1.375% to 6.125%, due
11/15/27 to 08/15/51, U.S. Treasury Floating Rate Notes,
4.257% to 4.472%, due 04/30/23 to 10/31/24, U.S. Treasury
Inflation-Indexed Bonds, 2.375% to 3.625%, due 01/15/27 to
04/15/28, U.S. Treasury Inflation-Indexed Notes, 0.125% to
1.625%, due 10/15/24 to 01/15/31, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 02/15/23 to 11/15/51, U.S.
Treasury Notes, 0.250% to 4.500%, due 04/15/23 to 05/15/32
and a U.S. Treasury Principal-Only Stripped Security, 0.000%,
due 02/15/45. The aggregate market value of the collateral,
including accrued interest, was $25,502,668.

100,000,000	3.800		12/01/22	100,000,000
Maturity Value: $100,010,556

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.500%, due 05/01/31 to 09/01/52, Federal National Mortgage
Association, 2.000% to 5.000%, due 05/01/49 to 08/01/56, U.S.
Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/28 to 11/15/33 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 11/15/24. The aggregate market value of the collateral, including accrued interest, was
$102,547,954.

HSBC Securities (USA), Inc. (Overnight MBS + 0.01%)
1,250,000,000	3.810	(a)	12/13/22	1,250,000,000
Maturity Value: $1,250,132,292

Collateralized by Federal Farm Credit Bank, 1.730% to 4.490%,
due 07/26/24 to 08/03/46, Federal Home Loan Bank, 2.125% to
3.700%, due 12/09/22 to 03/12/38, Federal Home Loan
Mortgage Corp., 1.000% to 6.000%, due 10/01/28 to 11/01/52,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/31 to 07/15/32, Federal National Mortgage
Association, 0.500% to 6.625%, due 09/12/23 to 09/01/60,
Federal National Mortgage Association Stripped Securities,
0.000%, due 10/08/27 to 11/15/30, a U.S. Treasury Bond,
3.375%, due 11/15/48 and a U.S. Treasury Inflation-Indexed
Bond, 2.125%, due 02/15/40. The aggregate market value of
the collateral, including accrued interest, was $1,284,308,012.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
J.P. Morgan Securities LLC
$16,100,000	3.790%		12/01/22	$16,100,000
Maturity Value: $16,101,695

Collateralized by U.S. Treasury Bills, 0.000%, due 07/13/23 to
11/02/23 and U.S. Treasury Notes, 3.000% to 4.500%, due
06/30/24 to 11/15/25. The aggregate market value of the
collateral, including accrued interest, was $16,423,811.

600,000,000	3.800		12/01/22	600,000,000
Maturity Value: $600,063,333

Collateralized by Federal Farm Credit Bank, 1.310% to 5.870%,
due 01/13/26 to 12/22/45, Federal Home Loan Bank, 0.000% to
4.000%, due 12/01/22 to 07/27/40, Federal Home Loan
Mortgage Corp., 2.250%, due 09/15/50, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 03/15/31,
Federal National Mortgage Association, 2.000% to 6.000%,
due 09/01/25 to 08/01/59 and Government National Mortgage
Association, 3.000% to 6.500%, due 10/20/33 to 11/20/52. The
aggregate market value of the collateral, including accrued
interest, was $615,274,045.

Joint Account I
1,725,000,000	3.785		12/01/22	1,725,000,000
Maturity Value: $1,725,181,382

Joint Account III
925,600,000	3.803		12/01/22	925,600,000
Maturity Value: $925,697,772

Mizuho Securities USA LLC
100,000,000	3.800		12/01/22	100,000,000
Maturity Value: $100,010,556
Collateralized by U.S. Treasury Notes, 0.125% to 2.875%, due 03/31/23 to 09/30/26. The aggregate market value of the collateral, including accrued interest, was $102,000,071.

MUFG Bank, Ltd.-New York Branch
5,000,000	3.800		12/01/22	5,000,000
Maturity Value: $5,150,001

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 10/01/33 to 04/01/52 and Federal National
Mortgage Association, 3.500%, due 06/01/52. The aggregate
market value of the collateral, including accrued interest, was
$5,150,001.

MUFG Securities Americas, Inc. (Overnight MBS + 0.03%)
500,000,000	3.830	(a)	01/10/23	500,000,000
Maturity Value: $500,053,194

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.500%, due 04/01/25 to 10/01/52, Federal National Mortgage
Association, 2.000% to 6.000%, due 07/01/26 to 11/01/52 and
Government National Mortgage Association, 1.500% to
6.000%, due 11/20/32 to 11/20/52. The aggregate market value of the collateral, including accrued interest, was $515,000,055.

Nomura Securities International, Inc.
500,000,000	3.800		12/01/22	500,000,000
Maturity Value: $500,052,778

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 0.750%
to 3.875%, due 01/15/29 to 02/15/48 and U.S. Treasury
Inflation-Indexed Notes, 0.125% to 1.625%, due 04/15/23 to
01/15/29. The aggregate market value of the collateral,
including accrued interest, was $510,000,001.

Repurchase Agreements(c) – (continued)
Nomura Securities International, Inc. (continued)
2,000,000,000	3.800		12/01/22	2,000,000,000
Maturity Value: $2,000,211,111

Collateralized by Federal Farm Credit Bank, 1.750% to 4.125%,
due 02/14/25 to 10/06/44, Federal Home Loan Bank, 0.650% to
4.875%, due 08/15/24 to 09/11/37, Federal Home Loan
Mortgage Corp., 0.000% to 5.500%, due 01/29/24 to 11/01/52,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/31 to 07/15/32, Federal National Mortgage
Association, 0.000% to 6.000%, due 10/15/24 to 12/01/52,
Federal National Mortgage Association Stripped Securities,
0.000%, due 03/23/28 to 07/15/37, Government National
Mortgage Association, 2.500% to 4.500%, due 03/20/52 to
11/20/52, Tennessee Valley Authority, 0.750% to 5.250%, due
09/15/24 to 09/15/39, U.S. Treasury Inflation-Indexed Bonds,
1.375% to 3.875%, due 01/15/27 to 02/15/44, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.875%, due 04/15/23 to
01/15/31, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/39 to 08/15/52, U.S. Treasury Notes,
1.500% to 2.625%, due 02/28/23 to 10/31/24 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 08/15/44 to
02/15/46. The aggregate market value of the collateral,
including accrued interest, was $2,043,897,771.

Northwestern Mutual Life Insurance Company
286,230,000	3.810		12/01/22	286,230,000
Maturity Value: $286,260,293
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $291,954,600.
410,212,500	3.810		12/01/22	410,212,500
Maturity Value: $410,255,914
Collateralized by a U.S. Treasury Bond, 6.375%, due 08/15/27. The market value of the collateral, including accrued interest, was $418,416,750.

Prudential Insurance Company of America (The)
4,407,500	3.810		12/01/22	4,407,500
Maturity Value: $4,407,966
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/37. The market value of the collateral, including accrued interest, was $4,495,650.
5,710,000	3.810		12/01/22	5,710,000
Maturity Value: $5,710,604
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/31. The market value of the collateral, including accrued interest, was $5,824,200.
7,650,000	3.810		12/01/22	7,650,000
Maturity Value: $7,650,810
Collateralized by a U.S. Treasury Note, 0.000%, due 05/15/26. The market value of the collateral, including accrued interest, was $7,803,000.
9,780,000	3.810		12/01/22	9,780,000
Maturity Value: $9,781,035
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $9,975,600.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) (continued)
$14,492,500	3.810%	12/01/22	$14,492,500
Maturity Value: $14,494,034
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/41. The market value of the collateral, including accrued interest, was $14,782,350.
15,722,500	3.810	12/01/22	15,722,500
Maturity Value: $15,724,164
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/44. The market value of the collateral, including accrued interest, was $16,036,950.
15,906,250	3.810	12/01/22	15,906,250
Maturity Value: $15,907,933
Collateralized by a U.S. Treasury Bond, 0.000%, due 11/15/33. The market value of the collateral, including accrued interest, was $16,224,375.
16,406,250	3.810	12/01/22	16,406,250
Maturity Value: $16,407,986
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/33. The market value of the collateral, including accrued interest, was $16,734,375.
16,593,750	3.810	12/01/22	16,593,750
Maturity Value: $16,595,506
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/32. The market value of the collateral, including accrued interest, was $16,925,625.
17,160,000	3.810	12/01/22	17,160,000
Maturity Value: $17,161,816
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/38. The market value of the collateral, including accrued interest, was $17,503,200.
17,622,500	3.810	12/01/22	17,622,500
Maturity Value: $17,624,365
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/41. The market value of the collateral, including accrued interest, was $17,974,950.
18,331,250	3.810	12/01/22	18,331,250
Maturity Value: $18,333,190
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/39. The market value of the collateral, including accrued interest, was $18,697,875.
18,543,750	3.810	12/01/22	18,543,750
Maturity Value: $18,545,713
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/43. The market value of the collateral, including accrued interest, was $18,914,625.
21,000,000	3.810	12/01/22	21,000,000
Maturity Value: $21,002,223
Collateralized by a U.S. Treasury Bond, 0.000%, due 11/15/43. The market value of the collateral, including accrued interest, was $21,420,000.
22,895,000	3.810	12/01/22	22,895,000
Maturity Value: $22,897,423
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/35. The market value of the collateral, including accrued interest, was $23,352,900.

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) (continued)
23,730,000	3.810	12/01/22	23,730,000
Maturity Value: $23,732,511
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/43. The market value of the collateral, including accrued interest, was $24,204,600.
25,481,250	3.810	12/01/22	25,481,250
Maturity Value: $25,483,947
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/36. The market value of the collateral, including accrued interest, was $25,990,875.
33,562,500	3.810	12/01/22	33,562,500
Maturity Value: $33,566,052
Collateralized by a U.S. Treasury Bond, 2.000%, due 02/15/50. The market value of the collateral, including accrued interest, was $34,233,750.
35,550,000	3.810	12/01/22	35,550,000
Maturity Value: $35,553,762
Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/47. The market value of the collateral, including accrued interest, was $36,261,000.
35,831,250	3.810	12/01/22	35,831,250
Maturity Value: $35,835,042
Collateralized by a U.S. Treasury Note, 0.000%, due 05/15/30. The market value of the collateral, including accrued interest, was $36,547,875.
41,093,750	3.810	12/01/22	41,093,750
Maturity Value: $41,098,099
Collateralized by a U.S. Treasury Bond, 0.000%, due 05/15/52. The market value of the collateral, including accrued interest, was $41,915,625.
66,937,500	3.810	12/01/22	66,937,500
Maturity Value: $66,944,584
Collateralized by a U.S. Treasury Bond, 0.000%, due 11/15/41. The market value of the collateral, including accrued interest, was $68,276,250.
75,750,000	3.810	12/01/22	75,750,000
Maturity Value: $75,758,017
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $77,265,000.
98,820,000	3.810	12/01/22	98,820,000
Maturity Value: $98,830,458
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $100,796,400.
113,750,000	3.810	12/01/22	113,750,000
Maturity Value: $113,762,039
Collateralized by a U.S. Treasury Note, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $116,025,000.
168,750,000	3.810	12/01/22	168,750,000
Maturity Value: $168,767,859
Collateralized by a U.S. Treasury Bond, 3.000%, due 08/15/52. The market value of the collateral, including accrued interest, was $172,125,000.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Societe Generale
$500,000,000	3.800%	12/01/22	$500,000,000
Maturity Value: $500,052,778
Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.500%, due 11/01/33 to 12/01/52. The aggregate market value of the collateral, including accrued interest, was $514,999,999.

TOTAL REPURCHASE AGREEMENTS			$171,250,920,000

TOTAL INVESTMENTS – 97.3%			$252,632,138,045

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			7,073,119,007

NET ASSETS – 100.0%			$259,705,257,052

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2022. Additional information on Joint Repurchase Agreement Account I and III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 19.4%
Adventist Health System/West
$16,559,000	4.001%	12/15/22	$16,531,905
Albion Capital LLC
34,000,000	3.905	12/02/22	33,992,777
6,600,000	3.735	12/20/22	6,585,293
Antalis
3,429,000	4.626	01/19/23	3,408,583
48,267,000	4.806	02/01/23	47,892,472
17,677,000	4.875	02/02/23	17,537,313
Atlantic Asset Securitization LLC
10,517,000	4.960	03/02/23	10,391,109
7,068,000	4.967	03/02/23	6,983,395
Barclays Bank PLC(a)(c)
8,289,000	4.350	04/06/23	8,287,911
BPCE SA
8,545,000	4.623	01/31/23	8,482,029
Brighthouse Financial Short Term Funding, LLC
7,612,000	3.271	12/06/22	7,607,119
Chariot Funding LLC
26,776,000	4.340	01/23/23	26,781,168
Charta, LLC
15,000,000	5.008	03/22/23	14,774,880
Chesham Finance Limited – Series V
39,000,000	3.863	12/01/22	38,995,859
8,000,000	3.958	12/05/22	7,995,740
Collateralized Commercial Paper Flex Co., LLC
8,000,000	2.266	12/02/22	7,998,300
14,276,000	3.285	12/15/22	14,252,623
Credit Agricole Corporate and Investment Bank
23,845,000	3.980	12/14/22	23,809,447
DBS Bank Ltd.
19,005,000	3.683	12/19/22	18,965,310
DZ Bank Ag Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main
18,483,000	4.884	03/23/23	18,212,297
Federation Des Caisses Desjardins Du Quebec
25,000,000	3.214	12/05/22	24,986,722
First Abu Dhabi Bank P.J.S.C.
41,000,000	3.886	12/06/22	40,973,849
31,927,000	4.442	01/27/23	31,707,514
Gotham Funding Corporation
17,281,000	3.807	12/23/22	17,236,606
11,661,000	4.145	01/17/23	11,594,423
9,617,000	4.827	02/08/23	9,531,673
11,122,000	4.977	03/01/23	10,987,166
6,931,000	4.492	03/03/23	6,844,894
Ionic Capital III Trust
21,000,000	3.889	12/06/22	20,986,570
13,804,000	3.950	12/09/22	13,790,669
30,000,000	3.952	12/14/22	29,954,278
Liberty Street Funding LLC
3,813,000	3.787	12/22/22	3,803,658
11,881,000	5.061	03/03/23	11,737,021
LMA-Americas LLC
3,849,000	3.170	12/08/22	3,845,716
28,000,000	4.033	12/19/22	27,940,859
4,450,000	4.204	01/09/23	4,429,120

Commercial Paper and Corporate Obligations – (continued)
LMA-Americas LLC – (continued)
5,500,000	3.988	01/17/23	5,468,496
10,516,000	4.886	02/13/23	10,416,974
Macquarie Bank Ltd.
24,000,000	3.320	12/20/22	23,946,387
10,000,000	3.343	12/27/22	9,969,272
Mitsubishi UFJ Trust and Banking Corporation-Singapore Branch
4,082,000	4.233	01/06/23	4,065,139
4,084,000	4.255	01/09/23	4,065,604
National Bank of Canada(a)
12,352,000	4.210	02/13/23	12,353,997
Nieuw Amsterdam Receivables Corporation
12,949,000	3.879	12/16/22	12,926,181
17,135,000	4.153	01/09/23	17,055,094
Old Line Funding, LLC
6,560,000	5.257	04/25/23	6,425,807
Power Authority of The State of New York
10,100,000	4.005	12/19/22	10,077,826
Thunder Bay Funding, LLC
5,618,000	5.257	04/25/23	5,504,444
16,883,000	5.254	05/17/23	16,485,754
Trinity Health Corporation
21,000,000	3.943	12/09/22	20,979,882
Versailles Commercial Paper LLC
3,171,000	4.886	02/13/23	3,140,975
7,587,000	4.977	03/03/23	7,494,646
3,958,000	4.854	03/09/23	3,906,451
7,512,000	5.029	04/05/23	7,384,326
11,779,000	5.038	04/10/23	11,569,574
Victory Receivables Corporation
15,253,000	3.787	12/22/22	15,215,603
13,109,000	4.102	01/06/23	13,052,480
9,145,000	4.764	01/10/23	9,100,871
8,082,000	4.666	01/18/23	8,034,357
10,086,000	4.724	02/01/23	10,006,749

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $858,541,661)			$858,483,157

Certificate of Deposit – 1.0%
Citibank, NA
$43,200,000	3.940%	12/22/22	$43,196,803
(Cost $43,200,000)

Certificates of Deposit-Eurodollar – 2.3%
ABN Amro Bank N.V.
$20,000,000	4.730%	03/17/23	$19,734,130
Credit Agricole SA
20,000,000	4.770	03/22/23	19,717,730
Mitsubishi UFJ Trust and Banking Corporation-Singapore Branch
10,000,000	4.895	01/20/23	9,935,375
Mizuho Bank, Ltd.-London Branch
13,133,000	4.730	01/18/23	13,055,233
14,500,000	4.760	01/27/23	14,393,408
4,500,000	4.740	02/06/23	4,459,759

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Eurodollar – (continued)
National Westminster Bank PLC
$19,000,000	4.750%		03/15/23	$18,724,642

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR
(Cost $100,016,159)				$100,020,277

Certificates of Deposit-Yankeedollar – 4.7%
KBC Bank
$55,000,000	3.810%		12/07/22	$55,000,165
National Bank of Kuwait-New York Branch
55,000,000	3.830		12/07/22	54,999,230
15,315,000	4.010		12/23/22	15,313,468
10,997,000	4.590		01/17/23	10,997,800
18,000,000	5.020		02/17/23	18,003,257
Natixis-New York Branch
19,129,000	4.450		01/31/23	19,134,079
Skandinaviska Enskilda Banken AB (Publ)
6,600,000	3.220		12/22/22	6,596,844
Sumitomo Mitsui Banking Corporation-New York Branch
20,000,000	4.780		03/03/23	20,000,174
Sumitomo Mitsui Trust Bank, Limited
9,900,000	3.200		12/28/22	9,893,153

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $209,941,711)				$209,938,170

Medium Term Notes – 1.0%
BPCE SA
$880,000	4.850	%(a)	01/11/23	$876,962
DNB Bank ASA
2,764,000	3.854	(a)	12/02/22	2,764,000
Macquarie Bank Ltd.
6,609,000	4.204	(a)	12/16/22	6,599,216
Met Tower Global Funding
3,684,000	4.347	(a)	01/17/23	3,685,056
Metropolitan Life Global Funding I (SECURED)
24,266,000	4.369	(a)	01/13/23	24,271,768
Skandinaviska Enskilda Banken AB
4,510,000	3.595	(a)	12/12/22	4,506,492

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $42,703,685)				$42,703,494

Time Deposits - 17.9%
Australia and New Zealand Banking Group Limited
$100,000,000	3.820%		12/01/22	$100,001,860
Credit Agricole Corporate and Investment Bank
50,000,000	3.790		12/01/22	50,000,000
Credit Industriel Et Commercial
145,000,000	3.820		12/01/22	145,002,697
First Abu Dhabi Bank USA N.V.
90,000,000	3.820		12/01/22	90,000,000
HSBC Bank PLC
150,000,000	3.880		12/01/22	150,000,000

Time Deposits – (continued)
National Bank of Kuwait S.A.K.P
65,000,000	3.820		12/01/22	65,000,000
Skandinaviska Enskilda Banken AB (Publ)
130,000,000	3.810		12/01/22	130,002,383
Toronto-Dominion Bank (The)
62,000,000	3.810		12/01/22	62,001,136

TOTAL TIME DEPOSIT (Cost $792,000,000)				$792,008,076

U.S. Government Agency Obligations – 3.5%
Federal Farm Credit Bank
$4,900,000	3.965	%(b)	04/05/24	$4,900,534
10,100,000	3.975		06/27/24	10,103,328
1,900,000	3.970		09/17/24	1,899,995
600,000	3.972		11/14/24	600,026
5,800,000	4.000		11/25/24	5,798,840
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
8,000,000	4.367		10/23/23	8,004,600
5,900,000	4.372		10/30/23	5,901,417
Federal Home Loan Bank
11,300,000	4.667		11/14/23	11,268,215
5,000,000	4.692		11/15/23	4,988,768
5,000,000	4.697		11/17/23	4,987,481
3,900,000	4.742		11/24/23	3,890,048
4,700,000	4.766		11/24/23	4,691,161
4,600,000	4.690		11/29/23	4,589,919
8,700,000	3.960		02/23/24	8,704,955
34,800,000	4.000		11/22/24	34,803,459
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
10,000,000	3.990		12/07/22	10,000,000
21,144,715	4.000		12/07/22	21,144,716
10,943,396	4.261		12/07/22	10,943,396

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $157,280,474)				$157,220,858

U.S. Treasury Obligations – 13.1%
United States Treasury Bills
$36,100,000	4.605%		05/18/23	$35,344,511
31,300,000	4.689		05/25/23	30,611,255
8,100,000	4.700		05/25/23	7,921,763
20,900,000	4.705		05/25/23	20,440,103
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
9,900,000	4.365	(c)	04/30/23	9,908,499
103,800,000	4.366	(c)	04/30/23	103,889,111
78,650,000	4.353	(c)	07/31/23	78,704,455
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
104,303,000	4.366	(c)	10/31/23	104,381,381
187,300,000	4.367	(c)	10/31/23	187,440,750

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $578,281,671)				$578,641,828

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Municipal Debt Obligations(d) – 4.5%
Alaska Housing Finance Corp. VRDN RB Governmental Purpose Series 2009 B RMKT (FHLB, SPA)
$100,000	1.850%		12/07/22	$100,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
11,100,000	3.850		12/07/22	11,100,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2022 A
17,000,000	3.870		12/07/22	17,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
30,075,000	3.850		12/07/22	30,075,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2020 Series C-2 (GNMA Collat., Royal Bank of Canada, SPA)
5,695,000	3.850		12/07/22	5,695,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
7,485,000	3.850		12/07/22	7,485,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class II VRDN RB 2022 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
15,000,000	3.850		12/07/22	15,000,000
Illinois Finance Authority VRDN Refunding University of Chicago Series 2022
4,800,000	3.850		12/07/22	4,800,000
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
36,150,000	3.850		12/07/22	36,150,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Parters Healthcare System Series P-2 RMKT (JPMorgan Chase Bank N.A., SPA)
150,000	1.850		12/07/22	150,000
Metropolitan Water District of Southern California Special VRDN Water Revenue Refunding Series 2022 C-1 (TD Bank N.A., SPA)
37,735,000	3.800		12/07/22	37,735,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
30,000,000	3.860		12/07/22	30,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding for Metropolitan Transportation Authority Bridges & Tunnels Series 2018E (Bank of America N.A., LOC)
3,665,000	3.860		12/07/22	3,665,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $198,954,994)				$198,955,000

Variable Rate Obligations(c) – 20.8%
Atlantic Asset Securitization LLC
$4,489,000	4.110%		01/12/23	$4,489,559
4,505,000	4.110		01/13/23	4,505,553

Variable Rate Obligations(c) – (continued)
Australia and New Zealand Banking Group Limited
22,823,000	4.070		12/09/22	22,823,854
8,000,000	4.330		02/23/23	8,003,087
22,195,000	4.480		05/02/23	22,203,807
Bank of Montreal
7,386,000	4.510		05/02/23	7,392,297
Bank of Nova Scotia (The) (FEDL01 + 0.38%)
19,750,000	4.210		12/20/22	19,750,238
Bedford Row Funding Corp.
8,585,000	4.210		12/12/22	8,585,096
BNZ International Funding Limited
25,386,000	3.990		12/06/22	25,383,534
8,280,000	4.180		01/06/23	8,280,017
Canadian Imperial Bank of Commerce
14,350,000	4.430		12/21/22	14,353,972
Collateralized Commercial Paper Flex Co., LLC
19,856,000	4.360		01/26/23	19,863,605
Commonwealth Bank of Australia
10,000,000	4.320		02/28/23	10,002,475
Cooeperatieve Rabobank U.A.
22,195,000	4.510		05/03/23	22,204,251
8,474,000	4.440		05/24/23	8,476,507
Credit Industriel Et Commercial
3,706,000	4.080		12/08/22	3,706,161
14,689,000	4.210		01/09/23	14,689,424
Federation Des Caisses Desjardins Du Quebec
14,709,000	3.990		12/22/22	14,709,113
19,137,000	4.260		12/29/22	19,141,227
HSBC Bank USA, National Association
13,900,000	4.310		12/21/22	13,902,677
ING (U.S.) Funding LLC
17,203,000	4.320		02/24/23	17,207,756
15,091,000	4.319		03/02/23	15,101,369
Macquarie Bank Ltd.
6,428,000	4.102	(a)(b)	04/06/23	6,424,207
Mizuho Bank, Ltd-New York Branch
16,544,000	4.189		01/17/23	16,547,951
MUFG Bank, Ltd.-New York Branch
30,000,000	4.110		01/04/23	30,001,632
22,497,000	4.410		03/15/23	22,507,171
National Australia Bank Limited
9,854,000	4.290		01/03/23	9,856,753
National Bank of Canada
30,000,000	4.210		03/16/23	30,002,363
11,021,000	4.230		04/03/23	11,021,000
Natixis-New York Branch
7,000,000	4.410		05/05/23	7,003,229
Nordea Bank Abp-New York Branch
5,593,000	4.328		12/23/22	5,594,281
Norinchukin Bank (The)
25,690,000	3.990		12/02/22	25,690,133
15,864,000	4.260		02/10/23	15,866,535
31,048,000	4.380		02/28/23	31,062,645
7,000,000	4.190		03/13/23	6,998,608
Nuveen Credit Strategies Income Fund
16,000,000	4.140	(a)	12/07/22	16,000,000
Nuveen Preferred & Income Opportunities Fund
3,000,000	4.010	(a)	12/07/22	3,000,000

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(c) – (continued)
Nuveen Preferred & Income Securities Fund
$17,000,000	4.140	% (a)	12/07/22	$17,000,000
Old Line Funding, LLC
30,000,000	4.310		02/16/23	30,007,050
Oversea-Chinese Banking Corporation Limited
13,225,000	4.249		12/20/22	13,227,095
17,202,000	4.300		02/17/23	17,208,214
Pure Grove Funding
8,881,000	4.410		03/01/23	8,883,451
Royal Bank of Canada
10,824,000	4.060		12/01/22	10,824,000
23,205,000	4.060		12/01/22	23,205,115
Sheffield Receivables Company LLC
15,479,000	4.410		02/17/23	15,483,744
Skandinaviska Enskilda Banken AB (Publ)
23,587,000	4.280		02/03/23	23,591,661
Starbird Funding Corporation
23,000,000	4.300		12/13/22	23,003,086
Sumitomo Mitsui Banking Corporation-New York Branch
5,046,000	4.260		02/09/23	5,046,699
30,695,000	4.360		03/09/23	30,703,941
Sumitomo Mitsui Trust Bank, Limited
9,851,000	4.310		02/14/23	9,854,277
Svenska Handelsbanken AB-New York Branch
9,939,000	4.480		05/02/23	9,943,628
Thunder Bay Funding, LLC
22,924,000	4.400		04/25/23	22,926,993
Toronto-Dominion Bank (The)
20,000,000	4.280		12/30/22	20,000,960
12,193,000	3.830		05/01/23	12,196,606
UBS AG-London Branch
13,680,000	4.530	(a)	04/26/23	13,683,643
United Overseas Bank Limited
29,931,000	3.990		12/09/22	29,931,528
Versailles Commercial Paper LLC
8,000,000	4.260		02/03/23	7,999,201
Westpac Banking Corporation
35,805,000	4.290		12/27/22	35,813,878

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $922,724,855)				$922,886,857

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $3,903,645,210)				$3,904,054,520

Repurchase Agreements(e) – 11.5%
BNP Paribas
$12,000,000	3.900%		12/01/22	$12,000,020
Maturity Value: $12,001,300

Collateralized by mortgage-backed obligations, 2.500% to
13.371%, due 02/25/24 to 04/25/65, various asset-backed
obligation, 5.233%, due 04/20/34 and various corporate
security issuers, 2.375% to 6.750%, due 09/24/29 to perpetual maturity. The aggregate market value of the collateral,
including accrued interest, was $14,497,546.

Repurchase Agreements(e) – (continued)
BNP Paribas (SOFR + 0.17%)
20,000,000	3.990	(c)	12/07/22	20,000,000
Maturity Value: $20,822,383
Settlement Date: 12/07/21

Collateralized by Federal National Mortgage Association,
8.197%, due 06/25/42, mortgage-backed obligations, 4.544% to
8.271%, due 07/25/36 to 04/25/42, various asset-backed
obligations, 4.264% to 10.077%, due 07/20/27 to 05/25/47 and various corporate security issuers, 2.250% to 8.000%, due
05/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $22,362,386.

Federal Reserve Bank of New York
150,000,000	3.800		12/01/22	149,999,832
Maturity Value: $150,015,833
Collateralized by a U.S. Treasury Note, 2.750%, due 05/15/25. The market value of the collateral, including accrued interest, was $150,015,883.

Joint Account III
200,000,000	3.803		12/01/22	199,999,792
Maturity Value: $200,021,126

Mizuho Securities USA LLC
36,000,000	3.920		12/01/22	36,000,080
Maturity Value: $36,003,920
Collateralized by various corporate security issuers, 0.000% to 7.500%, due 12/19/22 to 04/15/52. The aggregate market value of the collateral, including accrued interest, was $37,800,077.

RBC Capital Markets LLC
90,000,000	3.920		12/01/22	90,000,200
Maturity Value: $90,009,800
Collateralized by various corporate security issuers, 0.000% to 8.963%, due 03/22/23 to 10/31/82. The aggregate market value of the collateral, including accrued interest, was $94,553,056.

TOTAL REPURCHASE AGREEMENTS
(Cost $508,000,000)				$507,999,924

TOTAL INVESTMENTS – 99.7% (Cost $4,411,645,210)				$4,412,054,444

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%				11,267,799

NET ASSETS – 100.0%				$4,423,322,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion represents a forward commitment.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(d)	Rate shown is that which is in effect on November 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2022. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
FHLB	—Insured by Federal Home Loan Bank
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
LOC	—Letter of Credit
MMY	—Money Market Yield
RB	—Revenue Bond
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 23.2%
Adventist Health System/West
$7,509,000	4.001%	12/15/22	$7,496,713
Albion Capital LLC
17,000,000	3.905	12/02/22	16,996,389
2,872,000	3.735	12/20/22	2,865,600
4,923,000	4.927	02/21/23	4,872,026
Antalis
2,224,000	4.200	01/09/23	2,213,621
1,961,000	4.625	01/18/23	1,949,590
3,100,000	4.626	01/19/23	3,081,542
26,483,000	4.806	02/01/23	26,277,505
7,813,000	4.875	02/02/23	7,751,260
Atlantic Asset Securitization LLC
5,709,000	4.960	03/02/23	5,640,662
3,141,000	4.967	03/02/23	3,103,401
Barclays Bank PLC(a)(c)
4,710,000	4.350	04/06/23	4,709,381
Barclays Bank UK PLC
28,000,000	3.886	12/07/22	27,979,055
BPCE SA
4,978,000	4.623	01/31/23	4,941,315
Brighthouse Financial Short Term Funding, LLC
2,914,000	3.271	12/06/22	2,912,132
Chariot Funding LLC
25,286,000	4.340	01/23/23	25,290,880
Charta, LLC
10,000,000	5.008	03/22/23	9,849,920
Chesham Finance Limited - Series V
19,000,000	3.863	12/01/22	18,997,982
4,000,000	3.958	12/05/22	3,997,870
Collateralized Commercial Paper Flex Co., LLC
4,437,000	3.285	12/15/22	4,429,734
Credit Agricole Corporate and Investment Bank
13,695,000	3.980	12/14/22	13,674,581
DBS Bank Ltd.
7,778,000	3.683	12/19/22	7,761,756
DZ Bank Ag Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main
9,241,000	4.884	03/23/23	9,105,656
Federation Des Caisses Desjardins Du Quebec
8,000,000	3.214	12/05/22	7,995,751
First Abu Dhabi Bank P.J.S.C.
19,000,000	3.886	12/06/22	18,987,881
15,181,000	4.442	01/27/23	15,076,637
Gotham Funding Corporation
7,785,000	3.807	12/23/22	7,765,001
6,289,000	4.145	01/17/23	6,253,094
4,824,000	4.827	02/08/23	4,781,199
4,942,000	4.977	03/01/23	4,882,087
3,085,000	4.942	03/03/23	3,046,674
Ionic Capital III Trust
16,000,000	3.889	12/06/22	15,989,768
7,578,000	3.950	12/09/22	7,570,682
15,000,000	3.952	12/14/22	14,977,139
Liberty Street Funding LLC
1,636,000	3.787	12/22/22	1,631,992
5,251,000	5.061	03/03/23	5,187,366

Commercial Paper and Corporate Obligations – (continued)
LMA-Americas LLC
1,503,000	3.170	12/08/22	1,501,718
22,000,000	4.033	12/19/22	21,953,532
7,781,000	4.204	01/09/23	7,744,490
2,250,000	3.988	01/17/23	2,237,112
5,709,000	4.886	02/13/23	5,655,240
Macquarie Bank Ltd.
12,000,000	3.320	12/20/22	11,973,193
3,000,000	3.343	12/27/22	2,990,782
Mitsubishi UFJ Trust and Banking Corporation-Singapore Branch
2,149,000	4.233	01/06/23	2,140,123
2,150,000	4.255	01/09/23	2,140,316
National Bank of Canada(a)(c)
5,525,000	4.210	02/13/23	5,525,893
Nieuw Amsterdam Receivables Corporation
3,411,000	3.974	12/05/22	3,409,164
7,098,000	3.879	12/16/22	7,085,492
8,909,000	4.153	01/09/23	8,867,454
Old Line Funding, LLC
3,830,000	5.257	04/25/23	3,751,653
Power Authority of The State of New York
4,500,000	4.005	12/19/22	4,490,121
Thunder Bay Funding, LLC
3,280,000	5.257	04/25/23	3,213,702
8,203,000	5.254	05/17/23	8,009,989
Trinity Health Corporation
30,000,000	3.943	12/09/22	29,971,260
Versailles Commercial Paper LLC
1,722,000	4.886	02/13/23	1,705,695
3,353,000	4.977	03/03/23	3,312,185
12,198,000	4.886	03/06/23	12,044,338
1,979,000	4.854	03/09/23	1,953,225
3,756,000	5.029	04/05/23	3,692,163
3,361,000	5.038	04/10/23	3,301,243
Victory Receivables Corporation
6,544,000	3.787	12/22/22	6,527,955
6,315,000	4.102	01/06/23	6,287,773
5,333,000	4.764	01/10/23	5,307,266
4,736,000	4.666	01/18/23	4,708,081
4,180,000	4.724	02/01/23	4,147,156

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $515,718,791)			$515,692,156

Certificate of Deposit – 1.0%
Citibank, NA
$22,000,000	3.940%	12/22/22	$21,998,372
(Cost $22,000,000)

Certificates of Deposit-Yankeedollar – 5.6%
KBC Bank
$26,000,000	3.810%	12/07/22	$26,000,078
National Bank of Kuwait-New York Branch
19,000,000	3.830	12/05/22	18,999,987

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Yankeedollar – (continued)
National Bank of Kuwait-New York Branch – (continued)
$26,000,000	3.830%		12/07/22	$25,999,636
6,570,000	4.010		12/23/22	6,569,343
6,299,000	4.590		01/17/23	6,299,458
10,000,000	5.020		02/17/23	10,001,809
Natixis-New York Branch
11,068,000	4.450		01/31/23	11,070,939
Skandinaviska Enskilda Banken AB (Publ)
1,900,000	3.220		12/22/22	1,899,091
Sumitomo Mitsui Banking Corporation-New York Branch
10,000,000	4.780		03/03/23	10,000,087
Sumitomo Mitsui Trust Bank, Limited
6,321,000	3.200		12/28/22	6,316,629

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $123,158,399)				$123,157,057

Medium Term Notes – 0.5%
BPCE SA
$499,000	4.850	%(a)	01/11/23	$497,277
DNB Bank ASA
1,462,000	3.854	(a)	12/02/22	1,462,000
Macquarie Bank Ltd.
2,060,000	4.204		12/16/22	2,056,950
2,500,000	4.204		12/16/22	2,496,299
Met Tower Global Funding
1,657,000	4.347	(a)	01/17/23	1,657,475
Skandinaviska Enskilda Banken AB
2,000,000	3.595	(a)	12/12/22	1,998,444

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $10,170,178)				$10,168,445

Time Deposits – 13.3%
Australia and New Zealand Banking Group Limited
$50,000,000	3.820%		12/01/22	$50,000,930
Credit Agricole Corporate and Investment Bank
44,000,000	3.790		12/01/22	44,000,000
Erste Group Bank Ag-New York Branch
59,000,000	3.820		12/01/22	59,000,000
First Abu Dhabi Bank USA N.V.
45,000,000	3.820		12/01/22	45,000,000
Skandinaviska Enskilda Banken AB (Publ)
60,000,000	3.810		12/01/22	60,001,100
Toronto-Dominion Bank (The)
38,000,000	3.810		12/01/22	38,000,696

TOTAL TIME DEPOSIT
(Cost $296,000,000)				$296,002,726

U.S. Government Agency Obligations – 3.5%
Federal Farm Credit Bank
$2,400,000	3.965	%(b)	04/05/24	$2,400,261
5,100,000	3.975		06/27/24	5,101,681
900,000	3.970		09/17/24	899,997

U.S. Government Agency Obligations – (continued)
Federal Farm Credit Bank – (continued)
300,000	3.972		11/14/24	300,013
2,900,000	4.000		11/25/24	2,899,420
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
1,600,000	4.367		10/23/23	1,600,920
3,400,000	4.372		10/30/23	3,400,817
Federal Home Loan Bank
6,330,000	4.667		11/14/23	6,312,195
2,800,000	4.692		11/15/23	2,793,710
2,800,000	4.697		11/17/23	2,792,989
2,200,000	4.742		11/24/23	2,194,386
2,600,000	4.766		11/24/23	2,595,110
2,500,000	4.690		11/29/23	2,494,521
4,200,000	3.960		02/23/24	4,202,392
17,000,000	4.000		11/22/24	17,001,690
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
6,540,753	3.990		12/07/22	6,540,753
12,292,210	4.000		12/07/22	12,292,211
U.S. International Development Finance Corp.
1,540,000	4.010		12/07/22	1,540,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $77,398,854)				$77,363,066

U.S. Treasury Obligations – 9.6%
United States Treasury Bills
$17,700,000	4.605%		05/18/23	$17,329,580
4,000,000	4.689		05/25/23	3,911,981
10,400,000	4.689		05/25/23	10,171,152
14,800,000	4.689		05/25/23	14,474,332
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
1,900,000	4.359	(c)	04/30/23	1,901,631
55,500,000	4.359	(c)	04/30/23	55,547,646
18,900,000	4.361	(c)	07/31/23	18,913,086
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
79,500,000	4.367	(c)	10/31/23	79,559,742
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
200,000	4.381	(c)	01/31/23	200,098
1,000,000	4.381	(c)	01/31/23	1,000,490
11,666,000	4.381	(c)	01/31/23	11,671,714

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $214,557,641)				$214,681,452

Variable Rate Municipal Debt Obligations(d) – 4.2%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$4,800,000	3.850%		12/07/22	$4,800,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2022 A
5,000,000	3.870		12/07/22	5,000,000

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Municipal Debt Obligations(d) – (continued)
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
$19,100,000	3.850%		12/07/22	$19,100,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2020 Series C-2 (GNMA Collat., Royal Bank of Canada, SPA)
1,565,000	3.850		12/07/22	1,565,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
4,760,000	3.850		12/07/22	4,760,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class II VRDN RB 2022 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
5,000,000	3.850		12/07/22	5,000,000
Illinois Finance Authority VRDN Refunding University of Chicago Series 2022
3,310,000	3.850		12/07/22	3,310,000
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
13,235,000	3.850		12/07/22	13,235,000
Metropolitan Water District of Southern California Special VRDN Water Revenue Refunding Series 2022 C-1 (TD Bank N.A., SPA)
18,415,000	3.800		12/07/22	18,415,000
Metropolitan Water District of Southern California VRDN Subordinate Water Revenue Refunding Series 2021 A (Bank of America N.A., SPA)
4,650,000	3.850		12/07/22	4,650,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
12,900,000	3.860		12/07/22	12,900,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $92,735,000)				$92,735,000

Variable Rate Obligations(c) – 19.0%
Atlantic Asset Securitization LLC
$1,859,000	4.110%		01/12/23	$1,859,232
1,865,000	4.110		01/13/23	1,865,229
Australia and New Zealand Banking Group Limited
15,943,000	4.070		12/09/22	15,943,597
4,000,000	4.330		02/23/23	4,001,544
5,568,000	4.480		05/02/23	5,570,209
Bank of Montreal
4,010,000	4.510		05/02/23	4,013,419
Bank of Nova Scotia (The)
4,262,000	4.310		02/21/23	4,263,278
Bedford Row Funding Corp.
3,821,000	4.209		12/12/22	3,821,043
5,000,000	4.210		12/12/22	5,000,056
BNZ International Funding Limited
14,168,000	3.990		12/06/22	14,166,624
9,086,000	4.180	(a)	01/06/23	9,086,018

Variable Rate Obligations(c) – (continued)
Collateralized Commercial Paper Flex Co., LLC
10,902,000	4.360		01/26/23	10,906,176
Commonwealth Bank of Australia
10,500,000	4.320		02/28/23	10,502,598
Cooeperatieve Rabobank U.A.
5,568,000	4.510		05/03/23	5,570,321
4,924,000	4.440		05/24/23	4,925,457
Credit Industriel Et Commercial
2,963,000	4.080		12/08/22	2,963,128
Federation Des Caisses Desjardins Du Quebec
6,020,000	3.990		12/22/22	6,020,046
ING (U.S.) Funding LLC
2,880,000	4.320		02/24/23	2,880,796
9,640,000	4.320		02/24/23	9,642,665
3,424,000	4.319		03/02/23	3,426,353
Macquarie Bank Ltd.
3,095,000	4.102	(a)(b)	04/06/23	3,093,174
Mizuho Bank, Ltd-New York Branch
6,295,000	4.189		01/17/23	6,296,503
MUFG Bank, Ltd.-New York Branch
12,836,000	4.170		12/15/22	12,837,235
5,000,000	4.110		01/04/23	5,000,272
9,997,000	4.410		03/15/23	10,001,520
National Bank of Canada
15,000,000	4.210		03/16/23	15,001,182
5,510,000	4.230		04/03/23	5,510,000
Natixis-New York Branch
1,000,000	4.410		05/05/23	1,000,461
Nordea Bank Abp-New York Branch
6,121,000	4.328		12/23/22	6,122,401
Norinchukin Bank (The)
12,592,000	3.990		12/02/22	12,592,066
7,193,000	4.260		02/10/23	7,194,150
17,046,000	4.380		02/28/23	17,054,041
3,000,000	4.190		03/13/23	2,999,403
Nuveen Credit Strategies Income Fund
4,000,000	4.140	(a)	12/07/22	4,000,000
Nuveen Preferred & Income Opportunities Fund
2,000,000	4.010	(a)	12/07/22	2,000,000
Nuveen Preferred & Income Securities Fund
5,000,000	4.140	(a)	12/07/22	5,000,000
Old Line Funding, LLC
20,000,000	4.310		02/16/23	20,004,700
Oversea-Chinese Banking Corporation Limited
5,877,000	4.249		12/20/22	5,877,931
9,879,000	4.300		02/17/23	9,882,569
Pure Grove Funding
4,821,000	4.410		03/01/23	4,822,330
Royal Bank of Canada
4,841,000	4.060		12/01/22	4,841,000
10,381,000	4.060		12/01/22	10,381,051
Sheffield Receivables Company LLC
3,868,000	4.310		01/25/23	3,868,008
22,373,000	4.410	(a)	02/17/23	22,379,856
Skandinaviska Enskilda Banken AB (Publ)
16,275,000	4.280		02/03/23	16,278,216
Sumitomo Mitsui Banking Corporation-New York Branch
2,670,000	4.260		02/09/23	2,670,370
13,640,000	4.360		03/09/23	13,643,973

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(c) – (continued)
Sumitomo Mitsui Trust Bank, Limited
$5,387,000	4.310%		02/14/23	$5,388,792
Svenska Handelsbanken AB-New York Branch
5,049,000	4.480		05/02/23	5,051,351
Thunder Bay Funding, LLC
13,223,000	4.400	(a)	04/25/23	13,224,726
Toronto-Dominion Bank (The)
6,800,000	3.830		05/01/23	6,802,011
UBS AG-London Branch
7,506,000	4.530		04/26/23	7,507,999
United Overseas Bank Limited
11,390,000	3.990		12/09/22	11,390,201
Versailles Commercial Paper LLC
3,000,000	4.260		02/03/23	2,999,700
Westpac Banking Corporation
15,825,000	4.289		12/27/22	15,828,924

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $424,896,405)				$424,973,905

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $1,776,635,268)				$1,776,772,179

Repurchase Agreements(e) – 19.7%
BNP Paribas
$5,000,000	3.900%		12/01/22	$5,000,008
Maturity Value: $5,000,542

Collateralized by mortgage-backed obligations, 2.500% to
13.371%, due 02/25/24 to 04/25/65, various asset-backed
obligation, 5.233%, due 04/20/34 and various corporate
security issuers, 0.250% to 4.750%, due 05/01/23 to 11/13/47.
The aggregate market value of the collateral, including accrued interest, was $6,218,611.

BNP Paribas (SOFR + 0.17%)
5,000,000	3.990	(c)	12/07/22	5,000,000
Maturity Value: $5,205,596
Settlement Date: 12/07/21

Collateralized by mortgage-backed obligations, 7.171% to
9.521%, due 08/25/33 to 11/25/41, various asset-backed
obligations, 4.264% to 10.077%, due 07/26/31 to 05/25/47 and various corporate security issuers, 2.250% to 9.750%, due
09/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $5,557,589.

Federal Reserve Bank of New York
250,000,000	3.800		12/01/22	249,999,720
Maturity Value: $250,026,389
Collateralized by a U.S. Treasury Note, 2.750%, due 05/15/25. The market value of the collateral, including accrued interest, was $250,026,407.

Joint Account III
160,000,000	3.803		12/01/22	159,999,834
Maturity Value: $160,016,901

Repurchase Agreements(e) – (continued)
Mizuho Securities USA LLC
19,000,000	3.920		12/01/22	19,000,042
Maturity Value: $19,002,069
Collateralized by various corporate security issuers, 0.000% to 7.500%, due 03/07/23 to 07/15/32. The aggregate market value of the collateral, including accrued interest, was $19,950,044.

TOTAL REPURCHASE AGREEMENTS
(Cost $439,000,000)				$438,999,604

TOTAL INVESTMENTS – 99.6%
(Cost $2,215,635,268)				$2,215,771,783

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%				9,588,829

NET ASSETS – 100.0%				$2,225,360,612

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion represents a forward commitment.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(d)	Rate shown is that which is in effect on November 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2022. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FHLB	—Insured by Federal Home Loan Bank
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
LOC	—Letter of Credit
MMY	—Money Market Yield
RB	—Revenue Bond
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 103.1%
United States Treasury Bills
$74,000,000	3.448%		12/01/22	$74,000,000
125,000,000	3.306		12/06/22	124,943,663
448,000,000	3.551		12/06/22	447,782,222
250,000,000	3.581		12/06/22	249,877,431
70,000,000	3.622		12/06/22	69,965,292
3,000,000,000	3.681		12/06/22	2,998,491,664
65,000,000	3.686		12/06/22	64,967,229
484,400,000	3.793		12/06/22	484,216,332
90,600,000	3.814		12/06/22	90,565,396
1,123,000,000	3.551		12/08/22	1,122,235,736
500,000,000	3.552		12/08/22	499,659,722
500,000,000	3.572	(a)	12/08/22	499,657,778
330,000,000	3.582		12/08/22	329,773,492
500,000,000	3.592	(a)	12/08/22	499,655,833
342,000,000	3.602		12/08/22	341,763,925
295,000,000	3.603		12/08/22	294,796,368
150,000,000	3.605		12/08/22	149,896,385
6,500,000,000	3.548		12/13/22	6,492,460,005
634,000,000	3.553		12/13/22	633,260,333
87,000,000	3.605		12/13/22	86,897,050
2,000,000,000	3.640		12/13/22	1,997,613,337
1,799,800,000	3.845		12/13/22	1,798,132,185
1,500,000,000	2.958		12/20/22	1,497,712,083
150,000,000	3.657		12/20/22	149,715,000
500,000,000	3.763		12/20/22	499,026,250
54,500,000	2.453		12/22/22	54,424,018
124,000,000	2.461		12/22/22	123,826,400
57,400,000	2.463		12/22/22	57,319,640
15,400,000	2.471		12/22/22	15,378,350
286,900,000	2.472		12/22/22	286,496,666
30,800,000	2.476		12/22/22	30,756,611
46,500,000	2.478		12/22/22	46,434,493
69,900,000	2.488		12/22/22	69,801,121
77,500,000	2.489		12/22/22	77,390,370
194,000,000	2.493		12/22/22	193,725,005
31,100,000	2.494		12/22/22	31,055,916
80,200,000	2.502		12/22/22	80,085,849
93,100,000	2.514		12/22/22	92,966,945
34,000,000	2.564		12/22/22	33,950,417
49,600,000	2.575		12/22/22	49,527,377
2,500,000,000	3.041		12/27/22	2,494,637,500
3,996,000,000	3.896		12/27/22	3,984,975,484
2,000,000,000	3.176		01/03/23	1,994,316,667
3,000,000,000	3.958		01/03/23	2,989,329,992
1,350,000,000	3.274		01/10/23	1,345,207,500
1,000,000,000	3.927		01/10/23	995,722,221
1,200,000,000	3.642		01/17/23	1,194,438,333
146,800,000	2.887		01/19/23	146,238,531
98,600,000	2.913		01/19/23	98,219,527
15,300,000	2.969		01/19/23	15,239,816
53,964,000	2.990		01/19/23	53,750,258
6,700,000	2.995		01/19/23	6,673,417
70,000,000	3.000		01/19/23	69,721,789
6,460,000,000	3.684		01/24/23	6,425,212,900
4,000,000,000	4.204		01/24/23	3,975,279,996
1,108,636,000	3.005		01/26/23	1,103,600,330

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
1,000,000,000	3.684		01/31/23	993,916,944
5,010,558,000	3.798		02/07/23	4,975,539,767
4,000,000,000	3.995		02/14/23	3,967,583,333
4,000,000,000	4.256		02/21/23	3,962,280,000
4,000,000,000	4.297		02/28/23	3,958,664,451
4,500,000,000	4.402		03/07/23	4,448,639,992
3,000,000,000	4.423		03/14/23	2,963,091,664
750,000,000	4.443		03/21/23	740,100,000
2,000,000,000	4.465		03/28/23	1,971,400,009
3,500,000,000	4.558	(a)	04/04/23	3,448,747,365
700,000,000	4.658		05/11/23	685,943,808
1,741,100,000	4.605		05/18/23	1,705,024,403
45,400,000	4.689		05/25/23	44,402,461
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
304,000,000	4.359	(b)	04/30/23	304,319,633
250,000,000	4.360	(b)	04/30/23	250,253,854
953,800,000	4.361	(b)	04/30/23	954,592,189
49,000,000	4.362	(b)	04/30/23	49,046,002
481,100,000	4.365	(b)	04/30/23	481,131,703
2,635,000,000	4.366	(b)	04/30/23	2,635,023,319
18,700,000	4.351	(b)	07/31/23	18,721,135
32,000,000	4.353	(b)	07/31/23	32,037,964
17,000,000	4.356	(b)	07/31/23	17,019,670
250,000,000	4.357	(b)	07/31/23	250,228,959
225,500,000	4.358	(b)	07/31/23	225,559,532
2,408,800,000	4.361	(b)	07/31/23	2,408,820,531
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
13,000,000	4.358	(b)	10/31/23	13,016,205
5,479,400,000	4.367	(b)	10/31/23	5,479,503,664
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
1,180,900,000	4.374	(b)	01/31/23	1,181,354,712
17,000,000	4.375	(b)	01/31/23	17,007,111
121,000,000	4.376	(b)	01/31/23	121,068,750
35,650,000	4.377	(b)	01/31/23	35,664,725
91,200,000	4.378	(b)	01/31/23	91,207,570
233,200,000	4.379	(b)	01/31/23	233,216,586
850,000,000	4.380	(b)	01/31/23	850,020,152
300,000,000	4.381	(b)	01/31/23	300,002,031
United States Treasury Notes
134,800,000	0.911		01/31/23	134,624,146
286,200,000	0.826		02/15/23	286,895,283
34,000,000	1.782		02/15/23	33,971,574
51,700,000	0.856		02/28/23	51,921,679
42,700,000	0.947		02/28/23	42,615,007

TOTAL INVESTMENTS – 103.1%				$99,996,946,033

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%				(3,036,655,300)

NET ASSETS – 100.0%				$96,960,290,733

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 19.0%
United States Treasury Bills
$281,100,000	2.793%		12/06/22	$280,993,416
17,200,000	2.814		12/06/22	17,193,431
8,000,000	3.859		12/08/22	7,994,089
17,300,000	2.845		12/13/22	17,283,969
14,500,000	2.453		12/22/22	14,479,785
32,700,000	2.461		12/22/22	32,654,220
15,100,000	2.463		12/22/22	15,078,860
4,100,000	2.471		12/22/22	4,094,236
75,600,000	2.472		12/22/22	75,493,719
8,100,000	2.476		12/22/22	8,088,589
12,300,000	2.478		12/22/22	12,282,672
18,400,000	2.488		12/22/22	18,373,972
20,400,000	2.489		12/22/22	20,371,142
51,100,000	2.493		12/22/22	51,027,566
8,200,000	2.494		12/22/22	8,188,377
21,100,000	2.502		12/22/22	21,069,968
24,500,000	2.514		12/22/22	24,464,985
9,000,000	2.564		12/22/22	8,986,875
13,100,000	2.575		12/22/22	13,080,819
57,200,000	2.887		01/19/23	56,981,226
38,500,000	2.913		01/19/23	38,351,438
5,900,000	2.969		01/19/23	5,876,792
21,046,000	2.990		01/19/23	20,962,640
19,600,000	2.995		01/19/23	19,522,234
442,754,000	3.005		01/26/23	440,742,913
290,000,000	4.658		05/11/23	284,176,721
764,900,000	4.605		05/18/23	749,051,270
20,500,000	4.689		05/25/23	20,049,569
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY - 0.02%)
284,000,000	4.313	(a)	01/31/24	284,150,835
350,000,000	4.314	(a)	01/31/24	350,164,869
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
127,500,000	4.365	(a)	04/30/23	127,508,346
2,235,000,000	4.366	(a)	04/30/23	2,235,028,315
5,200,000	4.351	(a)	07/31/23	5,205,877
58,200,000	4.358	(a)	07/31/23	58,215,364
1,061,100,000	4.361	(a)	07/31/23	1,061,104,238
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
29,500,000	4.358	(a)	10/31/23	29,535,329
976,200,000	4.367	(a)	10/31/23	976,198,843
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
6,300,000	4.374	(a)	01/31/23	6,302,012
22,400,000	4.378	(a)	01/31/23	22,401,859
52,800,000	4.379	(a)	01/31/23	52,803,669
500,000,000	4.380	(a)	01/31/23	500,011,854
261,800,000	4.381	(a)	01/31/23	261,801,773
United States Treasury Notes
33,800,000	0.911		01/31/23	33,755,906
71,700,000	0.826		02/15/23	71,874,185
8,500,000	1.782		02/15/23	8,492,894
12,900,000	0.856		02/28/23	12,955,313

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
10,700,000	0.947		02/28/23	10,678,702

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$8,395,105,676

Repurchase Agreements-Unaffiliated Issuers(b) – 77.1%
Bank of Montreal
$100,000,000	3.720%		12/01/22	$100,000,000
Maturity Value: $100,010,333
Collateralized by a U.S. Treasury Inflation-Indexed Note, 1.625%, due 10/15/27. The market value of the collateral, including accrued interest, was $102,000,044.

Barclays Bank PLC
200,000,000	3.800		12/01/22	200,000,000
Maturity Value: $200,021,111
Collateralized by a U.S. Treasury Bill, 0.000%, due 05/25/23. The market value of the collateral, including accrued interest, was $204,021,629.

BofA Securities, Inc.
100,000,000	3.740		12/01/22	100,000,000
Maturity Value: $100,010,389
Collateralized by a U.S. Treasury Note, 1.500%, due 08/15/26. The market value of the collateral, including accrued interest, was $102,000,037.

Credit Agricole Corporate and Investment Bank
100,000,000	3.740		12/01/22	100,000,000
Maturity Value: $100,010,389

Collateralized by U.S. Treasury Bonds, 2.375% to 3.375%, due
02/15/42 to 05/15/44 and U.S. Treasury Inflation-Indexed
Bonds, 0.125% to 3.875%, due 01/15/25 to 02/15/52. The
aggregate market value of the collateral, including accrued
interest, was $102,000,127.

Federal Reserve Bank of New York
30,500,000,000	3.800		12/01/22	30,500,000,000
Maturity Value: $30,503,219,444

Collateralized by U.S. Treasury Bonds, 1.375% to 4.750%, due
05/15/39 to 08/15/41 and U.S. Treasury Notes, 0.125% to
3.125%, due 12/31/22 to 02/15/32. The aggregate market value of the collateral, including accrued interest, was
$30,503,219,466.

Fixed Income Clearing Corporation
50,000,000	3.550		12/01/22	50,000,000
Maturity Value: $50,004,931
Collateralized by a U.S. Treasury Note, 1.625%, due 05/15/31. The market value of the collateral, including accrued interest, was $51,000,061.
1,000,000,000	3.810		12/01/22	1,000,000,000
Maturity Value: $1,000,105,833

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements-Unaffiliated Issuers(b) – (continued)
Fixed Income Clearing Corporation – (continued)
Collateralized by a U.S. Treasury Note, 0.875%, due 01/15/29. The market value of the collateral, including accrued interest, was $1,020,000,040.
$200,000,000	3.850%	12/01/22	$200,000,000
Maturity Value: $200,021,389
Collateralized by U.S. Treasury Bonds, 2.250% to 3.000%, due 08/15/48 to 08/15/49. The aggregate market value of the collateral, including accrued interest, was $204,000,036.

Joint Account I
1,725,000,000	3.785	12/01/22	1,725,000,000
Maturity Value: $1,725,181,382

TOTAL REPURCHASE AGREEMENTS- UNAFFILIATED ISSUERS			$33,975,000,000

TOTAL INVESTMENTS – 96.1%			$42,370,105,676

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%			1,717,917,999

NET ASSETS – 100.0%			$44,088,023,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(b)	Unless noted, all repurchase agreements were entered into on November 30, 2022. Additional information on Joint Repurchase Agreement Account I appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 28.0%
United States Treasury Bills
$56,000,000	3.655%		12/06/22	$55,972,000
30,000,000	3.686		12/06/22	29,984,875
100,000,000	3.706		12/06/22	99,949,306
2,000,000	3.859		12/08/22	1,998,522
6,900,000	2.845		12/13/22	6,893,606
163,000,000	3.605		12/13/22	162,807,117
200,000,000	3.843		12/20/22	199,601,000
7,300,000	2.488		12/22/22	7,289,674
600,000	2.489		12/22/22	599,151
20,300,000	2.493		12/22/22	20,271,225
3,200,000	2.494		12/22/22	3,195,464
8,400,000	2.502		12/22/22	8,388,044
9,700,000	2.514		12/22/22	9,686,137
3,600,000	2.564		12/22/22	3,594,750
5,200,000	2.575		12/22/22	5,192,386
270,000,000	3.344		12/29/22	269,313,195
19,500,000	2.887		01/19/23	19,425,418
13,100,000	2.913		01/19/23	13,049,450
2,000,000	2.969		01/19/23	1,992,133
7,200,000	2.990		01/19/23	7,171,482
51,000,000	2.995		01/19/23	50,797,650
200,000,000	4.204		01/24/23	198,764,000
107,200,000	3.005		01/26/23	106,713,074
500,000,000	4.297		02/28/23	494,833,056
250,000,000	4.558	(a)	04/04/23	246,339,098
105,000,000	4.658		05/11/23	102,891,571
272,400,000	4.605		05/18/23	266,755,871
7,000,000	4.689		05/25/23	6,846,194
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY - 0.02%)
50,000,000	4.314	(b)	01/31/24	50,023,553
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
52,800,000	4.365	(b)	04/30/23	52,803,464
620,000,000	4.366	(b)	04/30/23	620,007,911
2,100,000	4.351	(b)	07/31/23	2,102,373
23,200,000	4.358	(b)	07/31/23	23,206,127
398,800,000	4.361	(b)	07/31/23	398,803,148
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
1,500,000	4.358	(b)	10/31/23	1,501,870
708,800,000	4.367	(b)	10/31/23	708,801,459
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
2,600,000	4.366	(b)	01/31/23	2,600,830
9,500,000	4.366	(b)	01/31/23	9,500,788
25,000,000	4.366	(b)	01/31/23	25,001,780
80,000,000	4.380	(b)	01/31/23	80,001,897
45,000,000	4.381	(b)	01/31/23	45,000,305
United States Treasury Notes
14,800,000	0.911		01/31/23	14,780,693
31,500,000	0.826		02/15/23	31,576,525
3,800,000	1.782		02/15/23	3,796,823
5,700,000	0.856		02/28/23	5,724,440
4,700,000	0.947		02/28/23	4,690,645

TOTAL U.S. TREASURY OBLIGATIONS				$4,480,240,080

Repurchase Agreements(c) – 72.5%
Federal Reserve Bank of New York
11,600,000,000	3.800		12/01/22	11,600,000,000
Maturity Value: $11,601,224,444
Collateralized by U.S. Treasury Notes, 0.125% to 3.125%, due 08/15/23 to 02/15/32. The aggregate market value of the collateral, including accrued interest, was $11,601,224,510.

TOTAL INVESTMENTS – 100.5%				$16,080,240,080

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(83,123,034)

NET ASSETS – 100.0%				$15,997,117,046

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2022.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS - FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At November 30, 2022, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2022, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,725,000,000	$1,725,181,382	$1,757,598,081
Treasury Obligations	1,725,000,000	1,725,181,382	1,757,598,081

REPURCHASE AGREEMENTS — At November 30, 2022, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	3.770%	$400,000,000	$400,000,000
BNP Paribus	3.790	1,200,000,000	1,200,000,000
Credit Agricole Corporate and Investment Bank	3.790	125,000,000	125,000,000

TOTAL		$1,725,000,000	$1,725,000,000

At November 30, 2022, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	12/20/22 to 10/05/23
U.S. Treasury Bonds	1.125 to 5.250	02/15/29 to 11/15/52
U.S. Treasury Floating Rate Note	4.381	01/31/23
U.S. Treasury Inflation-Indexed Bonds	0.125 to 3.625	01/15/25 to 02/15/51
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.625	04/15/23 to 07/15/32
U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/25 to 02/15/46
U.S. Treasury Notes	0.125 to 4.250	12/15/22 to 11/15/32
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/27 to 08/15/48

JOINT REPURCHASE AGREEMENT ACCOUNT III — At November 30, 2022, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2022, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$925,600,000	$925,697,772	$953,052,101
Money Market	200,000,000	200,021,126	205,931,742
Prime Obligations	160,000,000	160,016,901	164,745,393

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

November 30, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At November 30, 2022, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	3.800%	$188,257,627	$40,677,966	$32,542,373
Bank of America, N.A.	3.800	156,881,356	33,898,305	27,118,644
Bank of Montreal	3.800	62,752,542	13,559,322	10,847,458
BofA Securities, Inc.	3.800	156,881,356	33,898,305	27,118,644
Credit Agricole Corporate and Investment Bank	3.800	109,816,949	23,728,814	18,983,051
Wells Fargo Securities, LLC	3.810	251,010,170	54,237,288	43,389,830

TOTAL		$925,600,000	$200,000,000	$160,000,000

At November 30, 2022, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.500 to 5.500%	12/01/33 to 11/01/52
Federal National Mortgage Association	1.500 to 7.000	01/01/24 to 12/01/52
Government National Mortgage Association	2.000 to 6.500	03/20/45 to 11/20/52
U.S. Treasury Bill	0.000	05/25/23
U.S. Treasury Notes	0.500 to 2.875	02/28/27 to 08/15/28

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

November 30, 2022

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Assets:
Investments, at value (cost $3,662,409,430, $81,381,218,045, $3,903,645,210 and $1,776,635,268)	$3,662,409,430	$81,381,218,045	$3,904,054,520	$1,776,772,179
Repurchase agreements, at value (cost $0, $171,250,920,000, $508,000,000 and $439,000,000)	—	171,250,920,000	507,999,924	438,999,604
Cash	2,689,195	5,433,322,208	1,032,716	1,225,216
Receivables:
Investments sold	28,119,430	2,077,774,756	17,118,364	8,510,389
Interest	9,720,311	268,723,880	7,418,119	3,249,121
Fund shares sold	5,408,734	21,340,342	—	10,702,903
Reimbursement from investment advisor	68,644	—	—	100,789
Other assets	130,491	650,421	87,473	99,436
Total assets	3,708,546,235	260,433,949,652	4,437,711,116	2,239,659,637

Liabilities:
Payables:
Investments purchased	203,899,898	274,692,803	11,362,706	5,511,709
Dividend distribution	2,373,488	353,693,657	2,153,327	1,838,572
Fund shares redeemed	598,927	51,175,748	—	6,402,590
Management fees	503,763	32,203,642	621,573	294,326
Distribution and Service fees and Transfer Agency fees	73,152	5,150,875	39,511	20,067
Payable to Broker	—	5,203,750	—	—
Accrued expenses	233,976	6,572,125	211,756	231,761
Total liabilities	207,683,204	728,692,600	14,388,873	14,299,025

Net Assets:
Paid-in capital	3,500,979,243	259,708,103,774	4,430,435,783	2,225,259,313
Total distributable earnings (loss)	(116,212)	(2,846,722)	(7,113,540)	101,299
NET ASSETS	$3,500,863,031	$259,705,257,052	$4,423,322,243	$2,225,360,612
Net Assets:
Class A Shares	$—	$609,601,280	$—	$—
Class C Shares	—	5,577,743	—	—
Class D Shares	—	10,081	—	—
Institutional Shares	3,229,144,711	230,046,291,686	4,418,990,531	2,184,628,855
Capital Shares	129,910	3,087,619,041	1,072	541,629
Service Shares	10,055,374	1,190,569,947	2,683	1,111
Preferred Shares	174,388,108	1,742,071,743	66,744	13,826
Select Shares	49,998	1,119,155,577	1,341,837	8,996,553
Administration Shares	79,251,394	9,178,619,188	2,916,223	6,305,689
Cash Management Shares	7,791,106	148,429,276	1,043	1,043
Premier Shares	52,430	365,028,115	1,061	1,061
Resource Shares	—	9,214,002	1,049	1,048
Class R6 Shares	—	268,194,236	—	—
Drexel Hamilton Class Shares	—	7,563,684,495	—	24,869,797
Loop Class Shares	—	2,365,924,748	—	—
Seelaus Class Shares	—	2,005,265,894	—	—
Total Net Assets	$3,500,863,031	$259,705,257,052	$4,423,322,243	$2,225,360,612
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	—	609,607,896	—	—
Class C Shares	—	5,577,804	—	—
Class D Shares	—	10,081	—	—
Institutional Shares	3,229,256,433	230,048,809,753	4,417,111,626	2,182,542,595
Capital Shares	129,915	3,087,652,862	1,071	541,169
Service Shares	10,055,723	1,190,582,987	2,681	1,110
Preferred Shares	174,394,145	1,742,090,826	66,705	13,816
Select Shares	50,000	1,119,167,817	1,341,580	8,989,506
Administration Shares	79,254,142	9,178,718,130	2,915,029	6,299,826
Cash Management Shares	7,791,376	148,430,900	1,042	1,042
Premier Shares	52,432	365,032,114	1,060	1,059
Resource Shares	—	9,214,102	1,048	1,047
Class R6 Shares	—	268,197,167	—	—
Drexel Hamilton Class Shares	—	7,563,767,365	—	24,848,727
Loop Class Shares	—	2,365,950,662	—	—
Seelaus Class Shares	—	2,005,287,844	—	—
Net asset value, offering and redemption price per share:
Class A Shares	$—	$1.00	$—	$—
Class C Shares	—	1.00	—	—
Class D Shares	—	1.00	—	—
Institutional Shares	1.00	1.00	1.0004	1.0010
Capital Shares	1.00	1.00	1.0007	1.0008
Service Shares	1.00	1.00	1.0006	1.0011
Preferred Shares	1.00	1.00	1.0006	1.0007
Select Shares	1.00	1.00	1.0002	1.0008
Administration Shares	1.00	1.00	1.0004	1.0009
Cash Management Shares	1.00	1.00	1.0008	1.0012
Premier Shares	1.00	1.00	1.0008	1.0012
Resource Shares	—	1.00	1.0009	1.0011
Class R6 Shares	—	1.00	—	—
Drexel Hamilton Class Shares	—	1.00	—	1.0008
Loop Class Shares	—	1.00	—	—
Seelaus Class Shares	—	1.00	—	—

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued)

November 30, 2022

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Assets:
Investments, at value (cost $99,996,946,033, $8,395,105,676 and $4,480,240,080)	$99,996,946,033	$8,395,105,676	$4,480,240,080
Repurchase agreements, at value (cost $0, $33,975,000,000 and $11,600,000,000)	—	33,975,000,000	11,600,000,000
Cash	309,527,359	1,238,883,909	2,168,269
Receivables:
Investments sold	1,113,696,584	501,412,403	170,228,988
Interest	60,370,552	26,413,817	8,873,539
Fund shares sold	9,567,881	44,097,959	7,043,622
Other assets	291,923	272,381	139,857
Total assets	101,490,400,332	44,181,186,145	16,268,694,355

Liabilities:
Payables:
Investments purchased	4,398,142,573	—	246,339,097
Dividend distribution	108,148,867	71,664,008	19,933,700
Management fees	14,346,223	6,351,368	2,236,214
Fund shares redeemed	5,144,874	10,789,946	1,793,782
Distribution and Service fees and Transfer Agency fees	1,842,507	1,732,310	624,934
Accrued expenses	2,484,555	2,624,838	649,582
Total liabilities	4,530,109,599	93,162,470	271,577,309

Net Assets:
Paid-in capital	96,976,133,836	44,088,886,253	15,997,406,392
Total distributable earnings (loss)	(15,843,103)	(862,578)	(289,346)
NET ASSETS	$96,960,290,733	$44,088,023,675	$15,997,117,046
Net Assets:
Institutional Shares	$92,045,962,524	$39,033,143,542	$14,341,376,052
Capital Shares	957,608,316	743,723,295	206,167,232
Service Shares	912,338,280	1,408,939,686	158,101,772
Preferred Shares	36,609,922	682,319,300	64,567,741
Select Shares	444,262,166	163,714,910	10,532,948
Administration Shares	2,188,568,755	1,986,063,822	803,909,382
Cash Management Shares	6,964,388	28,114,848	320,793,570
Premier Shares	215,863,787	42,003,235	91,667,313
Resource Shares	1,034	1,037	1,036
Loop Class Shares	152,101,449	—	—
Seelaus Class Shares	10,112	—	—
Total Net Assets	$96,960,290,733	$44,088,023,675	$15,997,117,046
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	92,061,005,110	39,033,907,101	14,341,635,450
Capital Shares	957,764,672	743,737,851	206,170,957
Service Shares	912,487,638	1,408,967,302	158,104,635
Preferred Shares	36,615,900	682,332,667	64,568,909
Select Shares	444,334,699	163,718,110	10,533,139
Administration Shares	2,188,926,266	1,986,102,733	803,923,912
Cash Management Shares	6,965,526	28,115,398	320,799,382
Premier Shares	215,899,126	42,004,056	91,668,973
Resource Shares	1,034	1,037	1,036
Loop Class Shares	152,126,278	—	—
Seelaus Class Shares	10,114	—	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.00
Capital Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Select Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Resource Shares	1.00	1.00	1.00
Loop Class Shares	1.00	—	—
Seelaus Class Shares	1.00	—	—

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Year Ended November 30, 2022

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Investment Income:

Interest income	$43,677,276	$3,175,605,370	$64,929,779	$26,423,554

Expenses:

Fund-Level Expenses:

Management fees	5,592,060	354,116,226	6,712,156	2,271,025

Transfer Agency fees	310,701	22,134,284	419,548	141,952

Registration fees	153,893	4,696,006	183,364	274,183

Custody, accounting and administrative services	137,273	6,256,012	202,864	84,187

Professional fees	86,430	240,178	141,553	72,260

Trustee fees	30,276	496,503	94,662	32,104

Printing and mailing fees	20,706	1,366,116	41,666	53,987

Other	125,106	2,271,793	76,159	201,193

Subtotal	6,456,445	391,577,118	7,871,972	3,130,891
Class Specific Expenses:

Cash Management Share fees	444,593	1,401,606	4	4

Distribution fees — Cash Management Shares	266,757	840,968	4	4

Administration Share fees	145,322	20,318,206	4,987	15,517

Preferred Share fees	121,408	1,281,979	66	15

Service Share fees	49,162	5,416,235	15	51

Capital Share fees	626	3,668,738	—	994

Premier Share fees	183	34,533,018	4	4

Select Share fees	15	268,909	660	6,863

Distribution fees — Resource Shares	—	14,070	—	—

Resource Share fees	—	46,900	4	3

Distribution and Service fees — Class A Shares	—	1,281,749	—	—

Distribution fees — Class C Shares	—	57,947	—	—

Total expenses	7,484,511	460,707,443	7,877,716	3,154,346

Less — expense reductions	(1,380,498)	(88,597,107)	(590,328)	(606,526)

Net expenses	6,104,013	372,110,336	7,287,388	2,547,820

NET INVESTMENT INCOME	$37,573,263	$2,803,495,034	$57,642,391	$23,875,734

Net realized loss from investment transactions	(1,097,739)	(36,419,448)	(203,498)	(56,386)

Net change in unrealized gain from investment transactions	—	—	406,916	123,953

Net realized and unrealized gain (loss)	(1,097,739)	(36,419,448)	203,418	67,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,475,524	$2,767,075,586	$57,845,809	$23,943,301

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued)

For the Year Ended November 30, 2022

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Investment Income:

Interest income	$1,304,763,732	$573,235,985	$192,023,959

Expenses:
Fund-Level Expenses:

Management fees	181,005,374	60,585,511	21,943,353

Transfer Agency fees	10,056,874	3,366,203	1,219,199

Custody, accounting and administrative services	2,857,913	935,610	364,154

Registration fees	1,316,396	2,160,785	441,743

Printing and mailing fees	633,863	91,461	81,925

Trustee fees	237,117	77,275	54,289

Professional fees	131,977	201,668	93,762

Other	1,011,321	378,445	272,349

Subtotal	197,250,835	67,796,958	24,470,774

Class Specific Expenses:

Service Share fees	5,933,050	8,565,178	829,286

Administration Share fees	5,863,765	7,041,632	2,040,781

Capital Share fees	1,295,960	725,247	307,941

Premier Share fees	677,464	64,580	362,840

Select Share fees	102,451	39,610	1,965

Preferred Share fees	64,473	572,201	58,313

Cash Management Share fees	49,573	201,225	1,902,763

Distribution fees — Cash Management Shares	29,744	120,736	1,141,664

Resource Share fees	4	4	4

Total expenses	211,267,319	85,127,371	31,116,331

Less — expense reductions	(35,560,690)	(12,943,668)	(5,743,054)

Net expenses	175,706,629	72,183,703	25,373,277

NET INVESTMENT INCOME	$1,129,057,103	$501,052,282	$166,650,682

Net realized loss from investment transactions	(39,911,913)	(3,292,917)	(2,654,109)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,089,145,190	$497,759,365	$163,996,573

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund		Government Fund
	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
From operations:

Net investment income	$37,573,263	$23,425	$2,803,495,034	$48,386,900

Net realized gain (loss) from investment transactions	(1,097,739)	95,559	(36,419,448)	4,749,436

Net increase in net assets resulting from operations	36,475,524	118,984	2,767,075,586	53,136,336

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	—	(5,055,452)	(107,857)

Class C Shares	—	—	(39,659)	(1,453)

Class D Shares	—	—	(81)	—

Institutional Shares	(33,403,202)	(178,198)	(2,465,029,443)	(48,242,895)

Capital Shares	(2,765)	(32)	(34,275,444)	(347,011)

Service Shares	(84,362)	(612)	(10,898,908)	(250,318)

Preferred Shares	(2,118,828)	(221)	(17,928,655)	(261,241)

Select Shares	(575)	(3)	(12,702,067)	(199,366)

Administration Shares	(691,265)	(3,674)	(87,269,028)	(1,817,698)

Cash Management Shares	(298,124)	(6,188)	(1,262,217)	(83,067)

Premier Shares	(490)	(4)	(32,418,214)	(599,283)

Resource Shares	—	—	(77,483)	(19,890)

Class R6 Shares	—	—	(3,483,858)	(53,669)

Drexel Hamilton Class Shares	—	—	(68,494,144)	(1,222,268)

Loop Class Shares	—	—	(18,055,226)	(47,958)

Seelaus Class Shares	—	—	(13,026,567)	(1)

Total distributions to shareholders	(36,599,611)	(188,932)	(2,770,016,446)	(53,253,975)

From share transactions

Proceeds from sales of shares	9,035,571,345	5,615,284,756	1,792,318,949,830	1,408,543,662,885

Proceeds received in connection with merger	—	—	2,790,726,059	—

Reinvestment of distributions	27,620,687	138,131	1,390,505,254	25,820,493

Cost of shares redeemed	(8,434,265,919)	(6,552,398,984)	(1,760,970,089,565)	(1,352,471,522,565)

Net increase (decrease) in net assets resulting from share transactions	628,926,113	(936,976,097)	35,530,091,578	56,097,960,813

NET INCREASE (DECREASE)	628,802,026	(937,046,045)	35,527,150,718	56,097,843,174

Net assets:

Beginning of year	2,872,061,005	3,809,107,050	224,178,106,334	168,080,263,160

End of year	$3,500,863,031	$2,872,061,005	$259,705,257,052	$224,178,106,334

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund		Prime Obligations Fund
	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
From operations:

Net investment income (loss)	$57,642,391	$505,451	$23,875,734	$(71,363)

Net realized gain (loss) from investment transactions	(203,498)	275,331	(56,386)	169,519

Net change in unrealized gain (loss) from investment transactions	406,916	(108,702)	123,953	(69,171)

Net increase in net assets resulting from operations	57,845,809	672,080	23,943,301	28,985

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(57,708,561)	(2,224,048)	(22,902,785)	(367,370)

Capital Shares	(15)	(989)	(6,586)	(147)

Service Shares	(27)	(1)	(10)	(1)

Preferred Shares	(848)	(36)	(171)	(222)

Select Shares	(19,063)	(1,387)	(325,602)	(3,445)

Administration Shares	(25,185)	(1,617)	(71,812)	(3,626)

Cash Management Shares	(10)	—	(10)	—

Premier Shares	(12)	—	(12)	—

Resource Shares	(12)	—	(12)	—

Drexel Hamilton Class Shares	—	—	(547,805)	(13,537)

Total distributions to shareholders	(57,753,733)	(2,228,078)	(23,854,805)	(388,348)

From share transactions

Proceeds from sales of shares	22,570,295,561	20,931,317,533	6,700,628,087	5,253,733,942

Reinvestment of distributions	47,188,919	1,578,634	17,554,707	285,609

Cost of shares redeemed	(23,694,139,380)	(19,491,843,095)	(5,648,898,729)	(7,070,958,833)

Net increase (decrease) in net assets resulting from share transactions	(1,076,654,900)	1,441,053,072	1,069,284,065	(1,816,939,282)

NET INCREASE (DECREASE)	(1,076,562,824)	1,439,497,074	1,069,372,561	(1,817,298,645)

Net assets:

Beginning of year	5,499,885,067	4,060,387,993	1,155,988,051	2,973,286,696

End of year	$4,423,322,243	$5,499,885,067	$2,225,360,612	$1,155,988,051

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund		Treasury Obligations Fund
	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
From operations:

Net investment income	$1,129,057,103	$4,905,693	$501,052,282	$4,529,065

Net realized gain (loss) from investment transactions	(39,911,913)	310,065	(3,292,917)	990,971

Net increase in net assets resulting from operations	1,089,145,190	5,215,758	497,759,365	5,520,036

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(1,056,034,044)	(5,333,056)	(434,961,311)	(5,122,962)

Capital Shares	(9,411,190)	(45,680)	(6,219,164)	(55,076)

Service Shares	(8,218,454)	(36,961)	(15,204,973)	(172,938)

Preferred Shares	(639,738)	(6,538)	(7,248,129)	(72,480)

Select Shares	(4,696,834)	(12,240)	(1,957,133)	(30,810)

Administration Shares	(22,293,083)	(110,702)	(32,452,304)	(411,388)

Cash Management Shares	(30,982)	(734)	(243,498)	(5,227)

Premier Shares	(1,691,897)	(9,487)	(268,194)	(1,907)

Resource Shares	(9)	—	(9)	—

Loop Class Shares	(2,114,874)	(1,354)	—	—

Seelaus Class Shares	(115)	(1)	—	—

Total distributions to shareholders	(1,105,131,220)	(5,556,753)	(498,554,715)	(5,872,788)

From share transactions

Proceeds from sales of shares	300,461,908,806	259,609,910,551	331,951,175,429	317,299,055,468

Reinvestment of distributions	661,441,499	3,246,252	183,765,952	2,742,489

Cost of shares redeemed	(310,326,108,567)	(232,349,538,872)	(315,376,719,994)	(328,856,346,355)

Net increase (decrease) in net assets resulting from share transactions	(9,202,758,262)	27,263,617,931	16,758,221,387	(11,554,548,398)

NET INCREASE (DECREASE)	(9,218,744,292)	27,263,276,936	16,757,426,037	(11,554,901,150)

Net assets:

Beginning of year	106,179,035,025	78,915,758,089	27,330,597,638	38,885,498,788

End of year	$96,960,290,733	$106,179,035,025	$44,088,023,675	$27,330,597,638

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
From operations:

Net investment income	$166,650,682	$305,871

Net realized gain (loss) from investment transactions	(2,654,109)	339,196

Net increase in net assets resulting from operations	163,996,573	645,067

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(147,568,558)	(598,964)

Capital Shares	(1,940,525)	(14,075)

Service Shares	(1,340,044)	(13,766)

Preferred Shares	(663,714)	(3,483)

Select Shares	(99,050)	(349)

Administration Shares	(9,434,030)	(24,160)

Cash Management Shares	(2,444,620)	(20,387)

Premier Shares	(883,286)	(5,250)

Resource Shares	(10)	—

Total distributions to shareholders	(164,373,837)	(680,434)

From share transactions

Proceeds from sales of shares	51,929,440,243	34,015,985,622

Reinvestment of distributions	96,560,998	406,950

Cost of shares redeemed	(47,064,393,740)	(34,992,148,477)

Net increase (decrease) in net assets resulting from share transactions	4,961,607,501	(975,755,905)

NET INCREASE (DECREASE)	4,961,230,237	(975,791,272)

Net assets:

Beginning of year	11,035,886,809	12,011,678,081

End of year	$15,997,117,046	$11,035,886,809

40	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.007	0.021	0.013

Net realized gain	— (b)	—	(b)	—	(b)	0.003	0.001	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.022	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.18%	0.01%		—	%(e)	0.99%	2.18%	1.34%

Net assets, end of period (in 000’s)	$3,229,145	$2,667,247		$3,639,742		$3,761,104	$1,453,995	$508,647

Ratio of net expenses to average net assets	0.18%	0.09%		0.14	%(f)	0.15%	0.18%	0.20%

Ratio of total expenses to average net assets	0.21%	0.20%		0.21	%(f)	0.21%	0.22%	0.25%

Ratio of net investment income to average net assets	1.18%	—	%(e)	0.01	%(f)	0.67%	2.15%	1.33%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Capital Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.019	0.012

Net realized gain	— (b)	—	(b)	—	(b)	0.002	0.001	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.009	0.020	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.08%	0.01%		—	%(e)	0.85%	2.03%	1.19%

Net assets, end of period (in 000’s)	$130	$527		$3,267		$1,135	$626	$5,136

Ratio of net expenses to average net assets	0.27%	0.09%		0.15	%(f)	0.28%	0.33%	0.35%

Ratio of total expenses to average net assets	0.36%	0.35%		0.36	%(f)	0.36%	0.37%	0.40%

Ratio of net investment income (loss) to average net assets	0.66%	—	%(e)	(0.01	)%(f)	0.74%	1.90%	1.04%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	41

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Service Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.006	0.016	0.008

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	0.001	— (b)

Total from investment operations	0.009	—	(b)	—	(b)	0.006	0.017	0.008

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.86%	0.01%		—	%(e)	0.63%	1.67%	0.84%

Net assets, end of period (in 000’s)	$10,055	$9,839		$10,277		$11,490	$11,493	$11,003

Ratio of net expenses to average net assets	0.51%	0.09%		0.15	%(f)	0.50%	0.68%	0.70%

Ratio of total expenses to average net assets	0.71%	0.70%		0.71	%(f)	0.71%	0.72%	0.75%

Ratio of net investment income (loss) to average net assets	0.86%	—%		(0.01	)%(f)	0.57%	1.64%	0.83%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Preferred Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.004	0.021	0.012

Net realized gain	— (b)	—	(b)	—	(b)	0.005	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.009	0.021	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.11%	0.01%		—	%(e)	0.89%	2.08%	1.24%

Net assets, end of period (in 000’s)	$174,388	$2,873		$6,019		$22,779	$5,536	$2,386

Ratio of net expenses to average net assets	0.28%	0.09%		0.15	%(f)	0.24%	0.28%	0.30%

Ratio of total expenses to average net assets	0.31%	0.30%		0.31	%(f)	0.31%	0.32%	0.35%

Ratio of net investment income (loss) to average net assets	1.75%	—%		(0.01	)%(f)	0.39%	2.09%	1.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Select Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—		0.010	0.021	0.013

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.16%	0.01%		—	%(e)	0.96%	2.15%	1.31%

Net assets, end of period (in 000’s)	$50	$49		$49		$49	$49	$48

Ratio of net expenses to average net assets	0.20%	0.09%		0.15	%(f)	0.18%	0.21%	0.23%

Ratio of total expenses to average net assets	0.24%	0.23%		0.24	%(f)	0.24%	0.25%	0.28%

Ratio of net investment income to average net assets	1.16%	—	%(e)	—	%(e)(f)	0.91%	2.11%	1.30%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.007	0.019	0.011

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.010	—	(b)	—	(b)	0.008	0.019	0.011

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.01%	0.01%		—	%(e)	0.78%	1.93%	1.09%

Net assets, end of period (in 000’s)	$79,251	$63,937		$76,144		$73,011	$61,267	$59,447

Ratio of net expenses to average net assets	0.36%	0.09%		0.15	%(f)	0.35%	0.43%	0.45%

Ratio of total expenses to average net assets	0.46%	0.45%		0.46	%(f)	0.46%	0.47%	0.50%

Ratio of net investment income (loss) to average net assets	1.19%	—	%(e)	(0.01	)%(f)	0.69%	1.89%	1.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	43

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Federal Instruments Fund — Cash Management Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007	—	(b)	—	(b)	0.002	0.013	0.005

Net realized gain	— (b)	—	(b)	—	(b)	0.003	0.001	— (b)

Total from investment operations	0.007	—	(b)	—	(b)	0.005	0.014	0.005

Distributions to shareholders from net investment income	(0.007)	—	(b)	—	(b)	(0.005)	(0.014)	(0.005)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.007)	—	(b)	—	(b)	(0.005)	(0.014)	(0.005)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.70%	0.01%		—	%(e)	0.46%	1.37%	0.53%

Net assets, end of period (in 000’s)	$7,791	$127,537		$73,555		$52,216	$92	$50

Ratio of net expenses to average net assets	0.58%	0.09%		0.15	%(f)	0.45%	0.98%	1.00%

Ratio of total expenses to average net assets	1.01%	1.00%		1.01	%(f)	1.01%	1.02%	1.05%

Ratio of net investment income (loss) to average net assets	0.33%	—	%(e)	(0.01	)%(f)	0.12%	1.34%	0.53%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Federal Instruments Fund — Premier Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—		0.007	0.018	0.010

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	—	(b)	0.007	0.018	0.010

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.95%	0.01%		—	%(e)	0.72%	1.82%	0.99%

Net assets, end of period (in 000’s)	$52	$52		$52		$52	$52	$51

Ratio of net expenses to average net assets	0.41%	0.09%		0.15	%(f)	0.42%	0.53%	0.55%

Ratio of total expenses to average net assets	0.56%	0.55%		0.56	%(f)	0.56%	0.57%	0.60%

Ratio of net investment income to average net assets	0.94%	—	%(e)	—	%(e)(f)	0.67%	1.79%	0.99%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

44	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Class A Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.019	0.011

Net realized gain	— (b)	—	(b)	—	(b)	0.001	0.001	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.020	0.011

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.07%	0.03%		—	%(e)	0.76%	1.97%	1.12%

Net assets, end of period (in 000’s)	$609,601	$600,756		$282,556		$366,871	$244,295	$69,681

Ratio of net expenses to average net assets	0.31%	0.07%		0.20	%(f)	0.39%	0.43%	0.42%

Ratio of total expenses to average net assets	0.43%	0.43%		0.43	%(f)	0.43%	0.43%	0.44%

Ratio of net investment income (loss) to average net assets	0.99%	0.03%		(0.01	)%(f)	0.69%	1.94%	1.12%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Class C Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007	—	(b)	—	(b)	0.003	0.012	0.004

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.007	—	(b)	—	(b)	0.003	0.012	0.004

Distributions to shareholders from net investment income	(0.007)	—	(b)	—	(b)	(0.003)	(0.012)	(0.004)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.007)	—	(b)	—	(b)	(0.003)	(0.012)	(0.004)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.67%	0.03%		—	%(e)	0.34%	1.21%	0.39%

Net assets, end of period (in 000’s)	$5,578	$5,029		$6,327		$6,529	$4,532	$4,928

Ratio of net expenses to average net assets	0.75%	0.07%		0.20	%(f)	0.73%	1.18%	1.15%

Ratio of total expenses to average net assets	1.18%	1.18%		1.18	%(f)	1.18%	1.18%	1.19%

Ratio of net investment income (loss) to average net assets	0.68%	0.02%		(0.01	)%(f)	0.25%	1.19%	0.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	45

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Class D Shares	Period Ended November 30, 2022*
Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	0.008

Net realized gain	—

Total from investment operations	0.008

Distributions to shareholders from net investment income	(0.008)

Distributions to shareholders from net realized gains	—

Total distributions(b)	(0.008)

Net asset value, end of period	$1.00

Total return(c)	0.82%

Net assets, end of period (in 000’s)	$10

Ratio of net expenses to average net assets	0.15	%(d)

Ratio of total expenses to average net assets	0.18	%(d)

Ratio of net investment income to average net assets	2.92	%(d)

*	Commenced operations on August 22, 2022.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized. Total returns for periods less than one full year are not annualized.
(d)	Annualized.

Financial Square Government Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.007	0.022	0.014

Net realized gain	— (b)	—	(b)	—	(b)	0.003	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.022	0.014

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.25%	0.03%		0.01%		0.97%	2.23%	1.38%

Net assets, end of period (in 000’s)	$230,046,292	$194,824,984		$154,904,106		$204,287,540	$100,539,271	$96,230,361

Ratio of net expenses to average net assets	0.15%	0.07%		0.18	%(e)	0.18%	0.18%	0.17%

Ratio of total expenses to average net assets	0.18%	0.18%		0.18	%(e)	0.18%	0.18%	0.19%

Ratio of net investment income to average net assets	1.30%	0.02%		—	%(e)(f)	0.70%	2.19%	1.39%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

46	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Capital Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.008	0.021	0.012

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.021	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.021)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.021)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.14%	0.03%		—	%(e)	0.83%	2.08%	1.22%

Net assets, end of period (in 000’s)	$3,087,619	$1,675,429		$1,435,345		$1,291,798	$1,302,391	$1,287,999

Ratio of net expenses to average net assets	0.27%	0.07%		0.19	%(f)	0.32%	0.33%	0.32%

Ratio of total expenses to average net assets	0.33%	0.33%		0.33	%(f)	0.33%	0.33%	0.34%

Ratio of net investment income (loss) to average net assets	1.40%	0.02%		(0.01	)%(f)	0.76%	2.05%	1.24%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Service Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.006	0.017	0.009

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	—	(b)	0.006	0.017	0.009

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)

Distributions to shareholders from net realized gains	—	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.92%	0.03%		—	%(e)	0.61%	1.72%	0.87%

Net assets, end of period (in 000’s)	$1,190,570	$908,881		$860,075		$1,775,966	$665,252	$587,810

Ratio of net expenses to average net assets	0.50%	0.07%		0.20	%(f)	0.53%	0.68%	0.67%

Ratio of total expenses to average net assets	0.68%	0.68%		0.68	%(f)	0.68%	0.68%	0.69%

Ratio of net investment income (loss) to average net assets	1.01%	0.02%		(0.01	)%(f)	0.58%	1.69%	0.93%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	47

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Preferred Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.021	0.013

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.18%	0.03%		—	%(e)	0.88%	2.13%	1.28%

Net assets, end of period (in 000’s)	$1,742,072	$1,077,741		$820,201		$1,627,349	$1,755,404	$1,330,598

Ratio of net expenses to average net assets	0.23%	0.07%		0.20	%(f)	0.28%	0.28%	0.27%

Ratio of total expenses to average net assets	0.28%	0.28%		0.28	%(f)	0.28%	0.28%	0.29%

Ratio of net investment income (loss) to average net assets	1.40%	0.02%		(0.01	)%(f)	0.89%	2.08%	1.32%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Select Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.022	0.013

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.022	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.022)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.022)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.23%	0.03%		—	%(e)	0.94%	2.20%	1.35%

Net assets, end of period (in 000’s)	$1,119,156	$1,181,542		$448,540		$481,493	$825,651	$598,258

Ratio of net expenses to average net assets	0.17%	0.07%		0.20	%(f)	0.21%	0.21%	0.20%

Ratio of total expenses to average net assets	0.21%	0.21%		0.21	%(f)	0.21%	0.21%	0.22%

Ratio of net investment income (loss) to average net assets	1.42%	0.03%		(0.01	)%(f)	0.86%	2.16%	1.19%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

48	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.008	0.020	0.011

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.020	0.011

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.07%	0.03%		—	%(e)	0.76%	1.97%	1.12%

Net assets, end of period (in 000’s)	$9,178,619	$7,904,302		$5,706,517		$5,421,224	$4,862,853	$4,454,065

Ratio of net expenses to average net assets	0.32%	0.07%		0.20	%(f)	0.39%	0.43%	0.42%

Ratio of total expenses to average net assets	0.43%	0.43%		0.43	%(f)	0.43%	0.43%	0.44%

Ratio of net investment income (loss) to average net assets	1.07%	0.02%		(0.01	)%(f)	0.76%	1.95%	1.13%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Cash Management Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.004	0.013	0.006

Net realized gain	— (b)	—	(b)	—	(b)	0.001	0.001	— (b)

Total from investment operations	0.008	—	(b)	—	(b)	0.005	0.014	0.006

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)

Distributions to shareholders from net realized gains	—	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.76%	0.03%		—	%(e)	0.45%	1.42%	0.57%

Net assets, end of period (in 000’s)	$148,429	$302,333		$168,903		$198,129	$96,690	$6,573

Ratio of net expenses to average net assets	0.61%	0.07%		0.20	%(f)	0.65%	0.98%	0.97%

Ratio of total expenses to average net assets	0.98%	0.98%		0.98	%(f)	0.98%	0.98%	0.99%

Ratio of net investment income (loss) to average net assets	0.45%	0.03%		(0.01	)%(f)	0.35%	1.35%	0.64%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Premier Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.007	0.019	0.010

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.010	—	(b)	—	(b)	0.007	0.019	0.010

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.007)	(0.019)	(0.010)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.007)	(0.019)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.01%	0.03%		—	%(e)	0.70%	1.87%	1.02%

Net assets, end of period (in 000’s)	$365,028	$9,922,502		$219,114		$195,822	$190,633	$168,032

Ratio of net expenses to average net assets	0.33%	0.07%		0.20	%(f)	0.46%	0.53%	0.52%

Ratio of total expenses to average net assets	0.53%	0.53%		0.53	%(f)	0.53%	0.53%	0.54%

Ratio of net investment income (loss) to average net assets	0.33%	0.03%		(0.01	)%(f)	0.70%	1.85%	0.99%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Resource Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.005	0.015	0.007

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	0.001	— (b)

Total from investment operations	0.008	—	(b)	—	(b)	0.005	0.016	0.007

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.005)	(0.016)	(0.007)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.005)	(0.016)	(0.007)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.84%	0.03%		—	%(e)	0.53%	1.57%	0.72%

Net assets, end of period (in 000’s)	$9,214	$10,447		$93,981		$83,378	$70,841	$70,747

Ratio of net expenses to average net assets	0.56%	0.07%		0.20	%(f)	0.60%	0.83%	0.82%

Ratio of total expenses to average net assets	0.83%	0.83%		0.83	%(f)	0.83%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	0.83%	0.02%		(0.01	)%(f)	0.47%	1.54%	0.70%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Class R6 Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.022	0.014

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.022	0.014

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.022)	(0.014)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.25%	0.03%		0.01%		0.97%	2.23%	1.38%

Net assets, end of period (in 000’s)	$268,194	$311,454		$91,630		$115,111	$96,804	$49,441

Ratio of net expenses to average net assets	0.15%	0.07%		0.18	%(e)	0.18%	0.18%	0.17%

Ratio of total expenses to average net assets	0.18%	0.18%		0.18	%(e)	0.18%	0.18%	0.19%

Ratio of net investment income to average net assets	1.26%	0.03%		—	%(e)(f)	0.93%	2.20%	1.54%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Government Fund — Drexel Hamilton Class Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Period Ended August 31, 2020*
	2022	2021
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.005

Net realized gain	— (b)	—	(b)	—	(b)	0.004

Total from investment operations	0.012	—	(b)	—	(b)	0.009

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	—	(b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00

Total return(d)	1.25%	0.03%		0.01%		0.93%

Net assets, end of period (in 000’s)	$7,563,684	$4,948,288		$3,042,967		$2,354,098

Ratio of net expenses to average net assets	0.15%	0.07%		0.18	%(e)	0.18	%(e)

Ratio of total expenses to average net assets	0.18%	0.18%		0.18	%(e)	0.18	%(e)

Ratio of net investment income to average net assets	1.33%	0.03%		—	%(e)(f)	0.54	%(e)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	51

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Loop Class Shares	Year Ended November 30, 2022	Period Ended November 30, 2021*
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00

Net investment income(a)	0.012	—	(b)

Net realized gain	— (b)	—	(b)

Total from investment operations	0.012	—	(b)

Distributions to shareholders from net investment income	(0.012)	—	(b)

Distributions to shareholders from net realized gains	— (b)	—	(b)

Total distributions(c)	(0.012)	—	(b)

Net asset value, end of period	$1.00	$1.00

Total return(d)	1.25%	—	%(e)

Net assets, end of period (in 000’s)	$2,365,925	$504,408

Ratio of net expenses to average net assets	0.15%	0.07	%(f)

Ratio of total expenses to average net assets	0.18%	0.18	%(f)

Ratio of net investment income to average net assets	1.36%	0.03	%(f)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Government Fund — Seelaus Class Shares	Year Ended November 30, 2022	Period Ended November 30, 2021*
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00

Net investment income(a)	0.012	—	(b)

Net realized gain	— (b)	—	(b)

Total from investment operations	0.012	—	(b)

Distributions to shareholders from net investment income	(0.012)	—	(b)

Distributions to shareholders from net realized gains	— (b)	—	(b)

Total distributions(c)	(0.012)	—	(b)

Net asset value, end of period	$1.00	$1.00

Total return(d)	1.25%	—	%(e)

Net assets, end of period (in 000’s)	$2,005,266	$10

Ratio of net expenses to average net assets	0.15%	0.07	%(f)

Ratio of total expenses to average net assets	0.18%	0.18	%(f)

Ratio of net investment income to average net assets	1.55%	0.03	%(f)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Institutional Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0004	$1.0008	$1.0011		$1.0006	$1.0003	$1.0003

Net investment income(a)	0.0136	0.0001	—	(b)	0.0152	0.0244	0.0187

Net realized and unrealized gain (loss)	—	0.0001	(0.0001)		(0.0027)	0.0004	(0.0019)

Total from investment operations	0.0136	0.0002	(0.0001)		0.0125	0.0248	0.0168

Distributions to shareholders from net investment income	(0.0136)	(0.0001)	—	(b)	(0.0120)	(0.0245)	(0.0168)

Distributions to shareholders from net realized gains	— (b)	(0.0005)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0136)	(0.0006)	(0.0002)		(0.0120)	(0.0245)	(0.0168)

Net asset value, end of period	$1.0004	$1.0004	$1.0008		$1.0011	$1.0006	$1.0003

Total return(d)	1.36%	0.02%	(0.01)%		1.25%	2.52%	1.68%

Net assets, end of period (in 000’s)	$4,418,991	$5,494,458	$4,042,145		$6,595,783	$17,728,767	$11,570,439

Ratio of net expenses to average net assets	0.17%	0.11%	0.18	%(e)	0.15%	0.13%	0.11%

Ratio of total expenses to average net assets	0.19%	0.19%	0.19	%(e)	0.18%	0.18%	0.20%

Ratio of net investment income to average net assets	1.38%	0.01%	0.01	%(e)	1.52%	2.44%	1.87%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Money Market Fund — Capital Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0010	$1.0011		$1.0006	$1.0004	$1.0003

Net investment income(a)	0.0144	0.0001	—	(b)	0.0100	0.0231	0.0177

Net realized and unrealized gain	(0.0001)	— (b)	0.0001		0.0010	0.0011	0.0001

Total from investment operations	0.0143	0.0001	0.0001		0.0110	0.0242	0.0178

Distributions to shareholders from net investment income	(0.0144)	(0.0001)	—	(b)	(0.0105)	(0.0240)	(0.0177)

Distributions to shareholders from net realized gains	— (b)	(0.0002)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0144)	(0.0003)	(0.0002)		(0.0105)	(0.0240)	(0.0177)

Net asset value, end of period	$1.0007	$1.0008	$1.0010		$1.0011	$1.0006	$1.0004

Total return(d)	1.24%	0.04%	(0.01)%		1.10%	2.35%	1.54%

Net assets, end of period (in 000’s)	$1	$1	$11,541		$15,265	$11,720	$1

Ratio of net expenses to average net assets	0.17%	0.12%	0.24	%(e)	0.29%	0.28%	0.11%

Ratio of total expenses to average net assets	0.34%	0.34%	0.34	%(e)	0.33%	0.33%	0.35%

Ratio of net investment income (loss) to average net assets	1.45%	0.01%	(0.06	)%(e)	1.00%	2.31%	1.77%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	53

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Service Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0005	$1.0000		$1.0006		$1.0002	$1.0001	$1.0003

Net investment income(a)	0.0100	—	(b)	0.0004		0.0126	0.0199	0.0115

Net realized and unrealized gain (loss)	0.0001	0.0009		(0.0004)		(0.0041)	(0.0003)	0.0001

Total from investment operations	0.0101	0.0009		—		0.0085	0.0196	0.0116

Distributions to shareholders from net investment income	(0.0100)	—	(b)	(0.0003)		(0.0081)	(0.0195)	(0.0118)

Distributions to shareholders from net realized gains	— (b)	(0.0004)		(0.0003)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0100)	(0.0004)		(0.0006)		(0.0081)	(0.0195)	(0.0118)

Net asset value, end of period	$1.0006	$1.0005		$1.0000		$1.0006	$1.0002	$1.0001

Total return(d)	1.03%	0.11%		(0.06)%		0.81%	1.99%	1.16%

Net assets, end of period (in 000’s)	$3	$3		$3		$3	$8	$128

Ratio of net expenses to average net assets	0.53%	0.11%		0.26	%(e)	0.64%	0.63%	0.61%

Ratio of total expenses to average net assets	0.69%	0.69%		0.69	%(e)	0.68%	0.68%	0.70%

Ratio of net investment income to average net assets	1.01%	—	%(f)	0.03	%(e)	1.26%	1.99%	1.15%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Money Market Fund — Preferred Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0006	$1.0008	$1.0011		$1.0006	$1.0002	$1.0003

Net investment income(a)	0.0128	0.0001	—	(b)	0.0136	0.0231	0.0172

Net realized and unrealized gain (loss)	—	0.0002	(0.0001)		(0.0021)	0.0008	(0.0015)

Total from investment operations	0.0128	0.0003	(0.0001)		0.0115	0.0239	0.0157

Distributions to shareholders from net investment income	(0.0128)	(0.0001)	—	(b)	(0.0110)	(0.0235)	(0.0158)

Distributions to shareholders from net realized gains	— (b)	(0.0004)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0128)	(0.0005)	(0.0002)		(0.0110)	(0.0235)	(0.0158)

Net asset value, end of period	$1.0006	$1.0006	$1.0008		$1.0011	$1.0006	$1.0002

Total return(d)	1.29%	0.04%	(0.03)%		1.15%	2.41%	1.58%

Net assets, end of period (in 000’s)	$67	$66	$66		$1,919	$4,901	$2,752

Ratio of net expenses to average net assets	0.25%	0.11%	0.24	%(e)	0.25%	0.23%	0.21%

Ratio of total expenses to average net assets	0.29%	0.29%	0.29	%(e)	0.28%	0.28%	0.30%

Ratio of net investment income (loss) to average net assets	1.29%	0.01%	(0.05	)%(e)	1.35%	2.31%	1.72%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Select Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0004	$1.0007	$1.0009		$1.0006	$1.0003	$1.0003

Net investment income(a)	0.0133	0.0001	—	(b)	0.0163	0.0240	0.0182

Net realized and unrealized gain (loss)	(0.0002)	0.0002	—		(0.0043)	0.0005	(0.0017)

Total from investment operations	0.0131	0.0003	—	(b)	0.0120	0.0245	0.0165

Distributions to shareholders from net investment income	(0.0133)	(0.0001)	—	(b)	(0.0117)	(0.0242)	(0.0165)

Distributions to shareholders from net realized gains	— (b)	(0.0005)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0133)	(0.0006)	(0.0002)		(0.0117)	(0.0242)	(0.0165)

Net asset value, end of period	$1.0002	$1.0004	$1.0007		$1.0009	$1.0006	$1.0003

Total return(d)	1.32%	0.03%	(0.01)%		1.20%	2.49%	1.65%

Net assets, end of period (in 000’s)	$1,342	$3,702	$2,361		$2,362	$34,943	$34,354

Ratio of net expenses to average net assets	0.19%	0.11%	0.21	%(e)	0.18%	0.16%	0.14%

Ratio of total expenses to average net assets	0.22%	0.22%	0.22	%(e)	0.21%	0.21%	0.23%

Ratio of net investment income (loss) to average net assets	0.87%	0.01%	(0.03	)%(e)	1.63%	2.40%	1.82%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Money Market Fund — Administration Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0004	$1.0007	$1.0010		$1.0005	$1.0003	$1.0003

Net investment income(a)	0.0117	0.0001	—	(b)	0.0094	0.0214	0.0140

Net realized and unrealized gain (loss)	—	0.0002	(0.0001)		0.0007	0.0008	0.0003

Total from investment operations	0.0117	0.0003	(0.0001)		0.0101	0.0222	0.0143

Distributions to shareholders from net investment income	(0.0117)	(0.0001)	—	(b)	(0.0096)	(0.0220)	(0.0143)

Distributions to shareholders from net realized gains	— (b)	(0.0005)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0117)	(0.0006)	(0.0002)		(0.0096)	(0.0220)	(0.0143)

Net asset value, end of period	$1.0004	$1.0004	$1.0007		$1.0010	$1.0005	$1.0003

Total return(d)	1.18%	0.03%	(0.03)%		1.01%	2.25%	1.43%

Net assets, end of period (in 000’s)	$2,916	$1,652	$4,270		$4,506	$4,493	$3,218

Ratio of net expenses to average net assets	0.37%	0.11%	0.24	%(e)	0.38%	0.38%	0.36%

Ratio of total expenses to average net assets	0.44%	0.44%	0.44	%(e)	0.43%	0.43%	0.45%

Ratio of net investment income (loss) to average net assets	1.27%	0.01%	(0.05	)%(e)	0.93%	2.14%	1.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	55

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Cash Management Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$0.9999	$1.0009		$1.0007	$1.0004	$1.0003

Net investment income(a)	0.0098	0.0003	0.0009		0.0097	0.0182	0.0106

Net realized and unrealized gain (loss)	—	0.0009	(0.0010)		(0.0008)	0.0003	0.0001

Total from investment operations	0.0098	0.0012	(0.0001)		0.0089	0.0185	0.0107

Distributions to shareholders from net investment income	(0.0098)	(0.0003)	(0.0009)		(0.0087)	(0.0182)	(0.0106)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0098)	(0.0003)	(0.0009)		(0.0087)	(0.0182)	(0.0106)

Net asset value, end of period	$1.0008	$1.0008	$0.9999		$1.0009	$1.0007	$1.0004

Total return(d)	0.85%	0.15%	(0.10)%		0.60%	1.69%	0.89%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.63%	0.11%	0.18	%(e)	0.68%	0.85%	0.83%

Ratio of total expenses to average net assets	0.99%	0.99%	0.99	%(e)	0.98%	0.98%	1.00%

Ratio of net investment income to average net assets	0.99%	0.03%	—	%(e)(f)	0.89%	1.81%	1.06%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Money Market Fund — Premier Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0000	$1.0010		$1.0006	$1.0004	$1.0003

Net investment income(a)	0.0118	0.0003	0.0009		0.0115	0.0217	0.0142

Net realized and unrealized gain (loss)	—	0.0008	(0.0010)		(0.0003)	0.0002	0.0001

Total from investment operations	0.0118	0.0011	(0.0001)		0.0112	0.0219	0.0143

Distributions to shareholders from net investment income	(0.0118)	(0.0003)	(0.0009)		(0.0108)	(0.0217)	(0.0142)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0118)	(0.0003)	(0.0009)		(0.0108)	(0.0217)	(0.0142)

Net asset value, end of period	$1.0008	$1.0008	$1.0000		$1.0010	$1.0006	$1.0004

Total return(d)	1.11%	0.14%	(0.10)%		0.91%	2.15%	1.35%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.42%	0.11%	0.18	%(e)	0.45%	0.48%	0.47%

Ratio of total expenses to average net assets	0.53%	0.53%	0.54	%(e)	0.53%	0.53%	0.55%

Ratio of net investment income to average net assets	1.19%	0.03%	—	%(e)(f)	1.10%	2.17%	1.42%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

56	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Resource Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$0.9999	$1.0008		$1.0006	$1.0004	$1.0003

Net investment income(a)	0.0118	0.0003	0.0009		0.0116	0.0217	0.0142

Net realized and unrealized gain (loss)	0.0001	0.0009	(0.0009)		(0.0005)	0.0002	0.0001

Total from investment operations	0.0119	0.0012	—	(b)	0.0111	0.0219	0.0143

Distributions to shareholders from net investment income	(0.0118)	(0.0003)	(0.0009)		(0.0109)	(0.0217)	(0.0142)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0118)	(0.0003)	(0.0009)		(0.0109)	(0.0217)	(0.0142)

Net asset value, end of period	$1.0009	$1.0008	$0.9999		$1.0008	$1.0006	$1.0004

Total return(d)	0.94%	0.15%	(0.09)%		0.69%	1.84%	1.04%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.42%	0.11%	0.18	%(e)	0.45%	0.49%	0.47%

Ratio of total expenses to average net assets	0.84%	0.84%	0.84	%(e)	0.83%	0.83%	0.85%

Ratio of net investment income to average net assets	1.19%	0.03%	—	%(e)(f)	1.11%	2.17%	1.42%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	57

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0009	$1.0010		$1.0013		$1.0006	$1.0003	$1.0003

Net investment income(a)	0.0133	—	(b)	—	(b)	0.0130	0.0243	0.0182

Net realized and unrealized gain (loss)	0.0001	0.0001		(0.0001)		(0.0002)	0.0004	(0.0014)

Total from investment operations	0.0134	0.0001		(0.0001)		0.0128	0.0247	0.0168

Distributions to shareholders from net investment income	(0.0133)	—	(b)	—	(b)	(0.0121)	(0.0244)	(0.0168)

Distributions to shareholders from net realized gains	— (b)	(0.0002)		(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0133)	(0.0002)		(0.0002)		(0.0121)	(0.0244)	(0.0168)

Net asset value, end of period	$1.0010	$1.0009		$1.0010		$1.0013	$1.0006	$1.0003

Total return(d)	1.35%	0.01%		(0.01)%		1.28%	2.51%	1.68%

Net assets, end of period (in 000’s)	$2,184,629	$1,110,878		$2,747,965		$4,619,641	$6,122,574	$3,766,257

Ratio of net expenses to average net assets	0.18%	0.13%		0.18	%(e)	0.16%	0.13%	0.11%

Ratio of total expenses to average net assets	0.22%	0.20%		0.19	%(e)	0.18%	0.18%	0.21%

Ratio of net investment income (loss) to average net assets	1.69%	—	%(f)	—	%(e)(f)	1.30%	2.43%	1.82%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than $0.005%.

Financial Square Prime Obligations Fund — Capital Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0009		$1.0012		$1.0006	$1.0002	$1.0003

Net investment income(a)	0.0122	—	(b)	—	(b)	0.0108	0.0227	0.0178

Net realized and unrealized gain (loss)	—	0.0001		(0.0001)		0.0004	0.0006	(0.0026)

Total from investment operations	0.0122	0.0001		(0.0001)		0.0112	0.0233	0.0152

Distributions to shareholders from net investment income	(0.0122)	—	(b)	—	(b)	(0.0106)	(0.0229)	(0.0153)

Distributions to shareholders from net realized gains	— (b)	(0.0002)		(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0122)	(0.0002)		(0.0002)		(0.0106)	(0.0229)	(0.0153)

Net asset value, end of period	$1.0008	$1.0008		$1.0009		$1.0012	$1.0006	$1.0002

Total return(d)	1.22%	0.01%		(0.03)%		1.12%	2.35%	1.53%

Net assets, end of period (in 000’s)	$542	$911		$911		$1,014	$6,755	$6,829

Ratio of net expenses to average net assets	0.28%	0.14%		0.23	%(e)	0.31%	0.28%	0.26%

Ratio of total expenses to average net assets	0.37%	0.35%		0.34	%(e)	0.33%	0.33%	0.36%

Ratio of net investment income (loss) to average net assets	0.99%	__	% (f)	(0.05	)%(e)	1.07%	2.27%	1.78%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than $0.005%.

58	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Service Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0010	$1.0001	$1.0004		$1.0004	$1.0002	$1.0003

Net investment income(a)	0.0103	— (b)	—	(b)	0.0167	0.0197	0.0145

Net realized and unrealized gain (loss)	0.0001	0.0010	(0.0001)		(0.0079)	(0.0001)	(0.0028)

Total from investment operations	0.0104	0.0010	(0.0001)		0.0088	0.0196	0.0117

Distributions to shareholders from net investment income	(0.0103)	— (b)	—	(b)	(0.0088)	(0.0194)	(0.0118)

Distributions to shareholders from net realized gains	— (b)	(0.0001)	(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0103)	(0.0001)	(0.0002)		(0.0088)	(0.0194)	(0.0118)

Net asset value, end of period	$1.0011	$1.0010	$1.0001		$1.0004	$1.0004	$1.0002

Total return(d)	1.00%	0.11%	(0.03)%		0.76%	2.00%	1.16%

Net assets, end of period (in 000’s)	$1	$0	$9		$9	$5,098	$102

Ratio of net expenses to average net assets	0.20%	0.13%	0.21	%(e)	0.66%	0.63%	0.61%

Ratio of total expenses to average net assets	0.72%	0.69%	0.69	%(e)	0.68%	0.68%	0.71%

Ratio of net investment income (loss) to average net assets	0.10%	0.01%	(0.04	)%(e)	1.66%	1.97%	1.45%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

Financial Square Prime Obligations Fund — Preferred Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0007	$1.0008	$1.0010		$1.0004	$1.0001	$1.0003

Net investment income(a)	0.0125	(0.0002)	—	(b)	0.0111	0.0233	0.0142

Net realized and unrealized gain (loss)	—	0.0003	(0.0001)		0.0006	0.0004	0.0014

Total from investment operations	0.0125	0.0001	(0.0001)		0.0117	0.0237	0.0156

Distributions to shareholders from net investment income	(0.0125)	—	—	(b)	(0.0111)	(0.0234)	(0.0158)

Distributions to shareholders from net realized gains	— (b)	(0.0002)	(0.0001)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0125)	(0.0002)	(0.0001)		(0.0111)	(0.0234)	(0.0158)

Net asset value, end of period	$1.0007	$1.0007	$1.0008		$1.0010	$1.0004	$1.0001

Total return(d)	1.26%	0.01%	(0.02)%		1.16%	2.41%	1.57%

Net assets, end of period (in 000’s)	$14	$14	$3,364		$3,365	$2,839	$2,624

Ratio of net expenses to average net assets	0.26%	0.14%	0.22	%(e)	0.26%	0.23%	0.21%

Ratio of total expenses to average net assets	0.32%	0.30%	0.29	%(e)	0.28%	0.28%	0.31%

Ratio of net investment income (loss) to average net assets	1.23%	(0.02)%	(0.05	)%(e)	1.11%	2.33%	1.42%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	59

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Select Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0010		$1.0012		$1.0004	$1.0002	$1.0003

Net investment income(a)	0.0131	(0.0001)		—	(b)	0.0120	0.0241	0.0181

Net realized and unrealized gain (loss)	—	0.0001		—	(b)	0.0006	0.0002	(0.0017)

Total from investment operations	0.0131	—		—	(b)	0.0126	0.0243	0.0164

Distributions to shareholders from net investment income	(0.0131)	—		—	(b)	(0.0118)	(0.0241)	(0.0165)

Distributions to shareholders from net realized gains	— (b)	(0.0002)		(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0131)	(0.0002)		(0.0002)		(0.0118)	(0.0241)	(0.0165)

Net asset value, end of period	$1.0008	$1.0008		$1.0010		$1.0012	$1.0004	$1.0002

Total return(d)	1.31%	—	%(e)	(0.01)%		1.25%	2.48%	1.64%

Net assets, end of period (in 000’s)	$8,997	$7,895		$38,230		$76,327	$98,996	$60,236

Ratio of net expenses to average net assets	0.21%	0.14%		0.20	%(f)	0.19%	0.16%	0.14%

Ratio of total expenses to average net assets	0.25%	0.23%		0.22	%(f)	0.21%	0.21%	0.24%

Ratio of net investment income (loss) to average net assets	1.42%	(0.01)%		(0.02	)%(f)	1.19%	2.41%	1.81%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Prime Obligations Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0010		$1.0012		$1.0005	$1.0002	$1.0003

Net investment income(a)	0.0115	(0.0002)		—	(b)	0.0121	0.0222	0.0139

Net realized and unrealized gain (loss)	0.0001	0.0002		—	(b)	(0.0017)	—	0.0003

Total from investment operations	0.0116	—		—	(b)	0.0104	0.0222	0.0142

Distributions to shareholders from net investment income	(0.0115)	—		—	(b)	(0.0097)	(0.0219)	(0.0143)

Distributions to shareholders from net realized gains	— (b)	(0.0002)		(0.0002)		— (b)	— (b)	— (b)

Total distributions(c)	(0.0115)	(0.0002)		(0.0002)		(0.0097)	(0.0219)	(0.0143)

Net asset value, end of period	$1.0009	$1.0008		$1.0010		$1.0012	$1.0005	$1.0002

Total return(d)	1.16%	—	%(e)	(0.02)%		1.03%	2.25%	1.43%

Net assets, end of period (in 000’s)	$6,306	$5,407		$81,920		$8,736	$9,748	$7,474

Ratio of net expenses to average net assets	0.37%	0.14%		0.21	%(f)	0.41%	0.38%	0.36%

Ratio of total expenses to average net assets	0.47%	0.45%		0.44	%(f)	0.43%	0.43%	0.46%

Ratio of net investment income (loss) to average net assets	1.16%	(0.02)%		(0.04	)%(f)	1.21%	2.22%	1.39%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Cash Management Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0011	$1.0000	$1.0010		$1.0005	$1.0002	$1.0003

Net investment income(a)	0.0097	0.0003	0.0009		0.0087	0.0181	0.0108

Net realized and unrealized gain (loss)	0.0001	0.0011	(0.0010)		0.0004	0.0003	(0.0001)

Total from investment operations	0.0098	0.0014	(0.0001)		0.0091	0.0184	0.0107

Distributions to shareholders from net investment income	(0.0097)	(0.0003)	(0.0009)		(0.0086)	(0.0181)	(0.0108)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0097)	(0.0003)	(0.0009)		(0.0086)	(0.0181)	(0.0108)

Net asset value, end of period	$1.0012	$1.0011	$1.0000		$1.0010	$1.0005	$1.0002

Total return(d)	0.83%	0.13%	(0.10)%		0.63%	1.69%	0.86%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.62%	0.13%	0.18	%(e)	0.70%	0.85%	0.83%

Ratio of total expenses to average net assets	1.02%	1.00%	0.99	%(e)	0.98%	0.98%	1.01%

Ratio of net investment income to average net assets	0.97%	0.03%	—	%(e)(f)	0.87%	1.80%	1.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

Financial Square Prime Obligations Fund — Premier Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0011	$1.0000	$1.0009		$1.0005	$1.0002	$1.0003

Net investment income(a)	0.0122	0.0003	0.0009		0.0115	0.0216	0.0144

Net realized and unrealized gain (loss)	0.0001	0.0011	(0.0009)		(0.0001)	0.0003	(0.0001)

Total from investment operations	0.0123	0.0014	—		0.0114	0.0219	0.0143

Distributions to shareholders from net investment income	(0.0122)	(0.0003)	(0.0009)		(0.0110)	(0.0216)	(0.0144)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0122)	(0.0003)	(0.0009)		(0.0110)	(0.0216)	(0.0144)

Net asset value, end of period	$1.0012	$1.0011	$1.0000		$1.0009	$1.0005	$1.0002

Total return(d)	1.09%	0.13%	(0.09)%		0.93%	2.15%	1.32%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.42%	0.13%	0.18	%(e)	0.46%	0.49%	0.47%

Ratio of total expenses to average net assets	0.57%	0.55%	0.54	%(e)	0.53%	0.53%	0.56%

Ratio of net investment income to average net assets	1.19%	0.03%	—	%(e)(f)	1.10%	2.16%	1.44%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

The accompanying notes are an integral part of these financial statements.	61

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Resource Shares	Year Ended November 30,		For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021			2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.0010	$1.0000	$1.0010		$1.0005	$1.0002	$1.0003

Net investment income(a)	0.0118	0.0003	0.0009		0.0106	0.0216	0.0144

Net realized and unrealized gain (loss)	0.0001	0.0010	(0.0010)		0.0008	0.0003	(0.0001)

Total from investment operations	0.0119	0.0013	(0.0001)		0.0114	0.0219	0.0143

Distributions to shareholders from net investment income	(0.0118)	(0.0003)	(0.0009)		(0.0109)	(0.0216)	(0.0144)

Distributions to shareholders from net realized gains	— (b)	— (b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.0118)	(0.0003)	(0.0009)		(0.0109)	(0.0216)	(0.0144)

Net asset value, end of period	$1.0011	$1.0010	$1.0000		$1.0010	$1.0005	$1.0002

Total return(d)	0.91%	0.12%	(0.10)%		0.73%	1.85%	1.01%

Net assets, end of period (in 000’s)	$1	$1	$1		$1	$1	$1

Ratio of net expenses to average net assets	0.42%	0.13%	0.18	%(e)	0.47%	0.49%	0.47%

Ratio of total expenses to average net assets	0.87%	0.85%	0.84	%(e)	0.83%	0.83%	0.86%

Ratio of net investment income to average net assets	1.18%	0.03%	—	%(e)(f)	1.10%	2.16%	1.44%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%

Financial Square Prime Obligations Fund — Drexel Hamilton Class Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Period Ended August 31, 2020*
	2022	2021
Per Share Data:

Net asset value, beginning of period	$1.0008	$1.0010		$1.0012		$1.0006

Net investment income(a)	0.0133	(0.0001)		—	(b)	0.0080

Net realized and unrealized gain (loss)	—	0.0001		—		0.0042

Total from investment operations	0.0133	0.0000		—	(b)	0.0122

Distributions to shareholders from net investment income	(0.0133)	—	(b)	—	(b)	(0.0116)

Distributions to shareholders from net realized gains	— (b)	(0.0002)		(0.0002)		—	(b)

Total distributions(c)	(0.0133)	(0.0002)		(0.0002)		(0.0116)

Net asset value, end of period	$1.0008	$1.0008		$1.0010		$1.0012

Total return(d)	1.34%	—	%(e)	—	%(e)	1.22%

Net assets, end of period (in 000’s)	$24,870	$30,880		$100,884		$100,044

Ratio of net expenses to average net assets	0.18%	0.13%		0.18	%(f)	0.16	%(f)

Ratio of total expenses to average net assets	0.22%	0.20%		0.19	%(f)	0.18	%(f)

Ratio of net investment income (loss) to average net assets	1.41%	(0.01)%		(0.01	)%(f)	0.78	%(f)

†	The Fund changed its fiscal year end from August 31 to November 30.
*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.021	0.014

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	(0.001)

Total from investment operations	0.011	—	(b)	—	(b)	0.009	0.021	0.013

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.14%	0.01%		—	%(e)	0.95%	2.16%	1.34%

Net assets, end of period (in 000’s)	$92,045,963	$101,041,091		$75,892,232		$84,038,158	$51,789,901	$51,205,454

Ratio of net expenses to average net assets	0.17%	0.07%		0.16	%(f)	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%		0.20	%(f)	0.20%	0.20%	0.21%

Ratio of net investment income to average net assets	1.11%	0.01%		—	%(e)(f)	0.71%	2.11%	1.35%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Capital Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.009	0.020	0.011

Net realized gain (loss)	— (b)	—	(b)	—	(b)	(0.001)	— (b)	0.001

Total from investment operations	0.010	—	(b)	—	(b)	0.008	0.020	0.012

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.03%	0.01%		—	%(e)	0.82%	2.01%	1.19%

Net assets, end of period (in 000’s)	$957,608	$826,871		$675,659		$725,405	$766,401	$374,831

Ratio of net expenses to average net assets	0.27%	0.07%		0.16	%(f)	0.33%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%		0.35	%(f)	0.35%	0.35%	0.36%

Ratio of net investment income to average net assets	1.09%	0.01%		—	%(e)(f)	0.85%	1.98%	1.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	63

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Service Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.003	0.016	0.008

Net realized gain	— (b)	—	(b)	—	(b)	0.003	— (b)	— (b)

Total from investment operations	0.008	—	(b)	—	(b)	0.006	0.016	0.008

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.82%	0.01%		—	%(e)	0.60%	1.65%	0.84%

Net assets, end of period (in 000’s)	$912,338	$1,569,931		$122,542		$116,172	$26,723	$22,063

Ratio of net expenses to average net assets	0.47%	0.07%		0.16	%(f)	0.41%	0.70%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%		0.70	%(f)	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets	0.69%	0.01%		—	%(e)(f)	0.28%	1.60%	0.79%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Preferred Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.020	0.012

Net realized gain	— (b)	—	(b)	—	(b)	0.002	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.009	0.020	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.07%	0.01%		—	%(e)	0.86%	2.06%	1.24%

Net assets, end of period (in 000’s)	$36,610	$78,191		$137,607		$113,769	$92,406	$45,007

Ratio of net expenses to average net assets	0.24%	0.07%		0.16	%(f)	0.29%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%		0.30	%(f)	0.30%	0.30%	0.31%

Ratio of net investment income to average net assets	0.99%	—	%(e)	—	%(e)(f)	0.68%	2.02%	1.24%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Select Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.006	0.021	0.015

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.003	— (b)	(0.002)

Total from investment operations	0.011	—	(b)	—	(b)	0.009	0.021	0.013

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.12%	0.01%		—	%(e)	0.92%	2.13%	1.31%

Net assets, end of period (in 000’s)	$444,262	$208,542		$336,761		$495,422	$141,728	$370,898

Ratio of net expenses to average net assets	0.19%	0.07%		0.16	%(f)	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%		0.23	%(f)	0.23%	0.23%	0.24%

Ratio of net investment income to average net assets	1.38%	0.01%		—	%(e)(f)	0.60%	2.09%	1.49%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.008	0.019	0.011

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.010	—	(b)	—	(b)	0.008	0.019	0.011

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.96%	0.01%		—	%(e)	0.75%	1.91%	1.09%

Net assets, end of period (in 000’s)	$2,188,569	$2,038,029		$1,578,689		$1,493,968	$1,716,942	$2,361,026

Ratio of net expenses to average net assets	0.34%	0.07%		0.16	%(f)	0.40%	0.45%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%		0.45	%(f)	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	0.95%	0.01%		—	%(e)(f)	0.72%	1.86%	1.07%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	65

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Cash Management Shares	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2022		2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007		—	(b)	—	(b)	0.004	0.014	0.006

Net realized gain (loss)	—	(b)	—	(b)	—	(b)	— (b)	(0.001)	(0.001)

Total from investment operations	0.007		—	(b)	—	(b)	0.004	0.013	0.005

Distributions to shareholders from net investment income	(0.007)		—	(b)	—	(b)	(0.004)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	—	(b)	—	(b)	—	(b)	—	— (b)	— (b)

Total distributions(c)	(0.007)		—	(b)	—	(b)	(0.004)	(0.013)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.66%		0.01%		—	%(e)	0.43%	1.35%	0.54%

Net assets, end of period (in 000’s)	$6,964		$11,716		$9,744		$10,781	$12,515	$64

Ratio of net expenses to average net assets	0.54%		0.07%		0.16	%(f)	0.73%	1.00%	1.00%

Ratio of total expenses to average net assets	1.00%		1.00%		1.00	%(f)	1.00%	1.00%	1.01%

Ratio of net investment income to average net assets	0.31	%(e)	0.01%		—	%(e)(f)	0.40%	1.36%	0.60%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Premier Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.007	0.018	0.011

Net realized loss	— (b)	—	(b)	—	(b)	— (b)	— (b)	(0.001)

Total from investment operations	0.009	—	(b)	—	(b)	0.007	0.018	0.010

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.90%	0.01%		—	%(e)	0.69%	1.80%	0.99%

Net assets, end of period (in 000’s)	$215,864	$204,641		$162,524		$161,117	$151,939	$152,344

Ratio of net expenses to average net assets	0.39%	0.07%		0.16	%(f)	0.45%	0.55%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%		0.55	%(f)	0.55%	0.55%	0.56%

Ratio of net investment income to average net assets	0.87%	0.01%		—	%(f)	0.65%	1.76%	1.12%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Resource Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	0.001		0.003	0.016	0.009

Net realized gain	— (b)	—	(b)	—	(b)	0.003	— (b)	— (b)

Total from investment operations	0.009	—	(b)	0.001		0.006	0.016	0.009

Distributions to shareholders from net investment income	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.009)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.73%	0.01%		—	%(e)	0.52%	1.50%	0.69%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.37%	0.07%		0.16	%(f)	0.41%	0.56%	0.55%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85	%(f)	0.85%	0.85%	0.86%

Ratio of net investment income to average net assets	0.85%	0.03%		0.36	%(f)	0.57%	1.61%	0.87%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Instruments Fund — Loop Class Shares	Year Ended November 30, 2022	Period Ended November 30, 2021*
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00

Net investment income(a)	0.011	—	(b)

Net realized gain	— (b)	—	(b)

Total from investment operations	0.011	—	(b)

Distributions to shareholders from net investment income	(0.011)	—	(b)

Distributions to shareholders from net realized gains	— (b)	—	(b)

Total distributions(c)	(0.011)	—	(b)

Net asset value, end of period	$1.00	$1.00

Total return(d)	1.14%	0.01%

Net assets, end of period (in 000’s)	$152,101	$200,012

Ratio of net expenses to average net assets	0.17%	0.07	%(e)

Ratio of total expenses to average net assets	0.20%	0.20	%(e)

Ratio of net investment income to average net assets	1.08%	0.01	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	67

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Seelaus Class Shares	Year Ended November 30, 2022	Period Ended November 30, 2021*
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00

Net investment income(a)	0.011	—	(b)

Net realized gain	— (b)	—	(b)

Total from investment operations	0.011	—	(b)

Distributions to shareholders from net investment income	(0.011)	—	(b)

Distributions to shareholders from net realized gains	— (b)	—	(b)

Total distributions(c)	(0.011)	—	(b)

Net asset value, end of period	$1.00	$1.00

Total return(d)	1.14%	0.01%

Net assets, end of period (in 000’s)	$10	$10

Ratio of net expenses to average net assets	0.17%	0.07	%(e)

Ratio of total expenses to average net assets	0.20%	0.20	%(e)

Ratio of net investment income to average net assets	1.15%	0.03	%(e)

*	Commenced operations on August 23, 2021.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.007	0.022	0.013

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	0.001

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.022	0.014

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.022)	(0.014)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.022)	(0.014)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.24%	0.02%		—	%(e)	0.94%	2.20%	1.37%

Net assets, end of period (in 000’s)	$39,033,144	$21,699,895		$34,576,104		$22,518,304	$12,649,125	$10,649,826

Ratio of net expenses to average net assets	0.18%	0.07%		0.15	%(f)	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%		0.20	%(f)	0.20%	0.20%	0.21%

Ratio of net investment income to average net assets	1.56%	0.01%		0.01	%(f)	0.68%	2.17%	1.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Capital Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.020	0.012

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.020	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.13%	0.02%		—	%(e)	0.80%	2.05%	1.21%

Net assets, end of period (in 000’s)	$743,723	$371,230		$330,016		$372,260	$390,680	$299,105

Ratio of net expenses to average net assets	0.29%	0.07%		0.15	%(f)	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%		0.35	%(f)	0.35%	0.35%	0.36%

Ratio of net investment income to average net assets	1.29%	0.01%		—	%(e)(f)	0.74%	2.01%	1.19%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	69

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Service Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.006	0.017	0.009

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	—	(b)	0.006	0.017	0.009

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.006)	(0.017)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.92%	0.02%		—	%(e)	0.59%	1.69%	0.86%

Net assets, end of period (in 000’s)	$1,408,940	$1,703,918		$911,413		$937,649	$936,398	$1,342,308

Ratio of net expenses to average net assets	0.50%	0.07%		0.15	%(f)	0.55%	0.70%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%		0.70	%(f)	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets	0.89%	0.01%		—	%(e)(f)	0.55%	1.67%	0.88%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Preferred Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.008	0.021	0.013

Net realized loss	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.008	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.008)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.008)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.17%	0.02%		—	%(e)	0.84%	2.10%	1.26%

Net assets, end of period (in 000’s)	$682,319	$500,987		$440,733		$771,943	$461,459	$173,807

Ratio of net expenses to average net assets	0.25%	0.07%		0.15	%(f)	0.30%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%		0.30	%(f)	0.30%	0.30%	0.31%

Ratio of net investment income (loss) to average net assets	1.27%	0.01%		(0.01	)%(f)	0.76%	2.08%	1.28%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Obligations Fund — Select Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.007	0.021	0.015

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	(0.002)

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.22%	0.02%		—	%(e)	0.91%	2.17%	1.34%

Net assets, end of period (in 000’s)	$163,715	$87,703		$213,174		$178,351	$50,890	$134,034

Ratio of net expenses to average net assets	0.20%	0.07%		0.15	%(f)	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%		0.23	%(f)	0.23%	0.23%	0.24%

Ratio of net investment income to average net assets	1.48%	0.01%		—	%(e)(f)	0.70%	2.08%	1.46%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Obligations Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.019	0.011

Net realized loss	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.007	0.019	0.011

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.007)	(0.019)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.007)	(0.019)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.06%	0.02%		—	%(e)	0.73%	1.95%	1.11%

Net assets, end of period (in 000’s)	$1,986,064	$2,923,435		$2,380,299		$2,088,737	$2,034,113	$1,810,200

Ratio of net expenses to average net assets	0.36%	0.07%		0.15	%(f)	0.40%	0.45%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%		0.45	%(f)	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	1.15%	0.01%		—	%(e)(f)	0.65%	1.91%	1.14%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	71

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Cash Management Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.003	0.013	0.004

Net realized gain	— (b)	—	(b)	—	(b)	0.001	0.001	0.002

Total from investment operations	0.008	—	(b)	—	(b)	0.004	0.014	0.006

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.004)	(0.014)	(0.006)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.004)	(0.014)	(0.006)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.76%	0.02%		—	%(e)	0.43%	1.39%	0.56%

Net assets, end of period (in 000’s)	$28,115	$29,933		$20,187		$13,015	$22,364	$48

Ratio of net expenses to average net assets	0.63%	0.07%		0.15	%(f)	0.68%	1.00%	1.00%

Ratio of total expenses to average net assets	1.00%	1.00%		1.00	%(f)	1.00%	1.00%	1.01%

Ratio of net investment income to average net assets	0.60%	0.01%		0.01	%(f)	0.35%	1.29%	0.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Obligations Fund — Premier Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.006	0.018	0.013

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.004)

Total from investment operations	0.010	—	(b)	—	(b)	0.007	0.018	0.009

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.007)	(0.018)	(0.009)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.007)	(0.018)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.00%	0.02%		—	%(e)	0.68%	1.84%	1.01%

Net assets, end of period (in 000’s)	$42,003	$13,495		$13,573		$17,568	$17,485	$16,492

Ratio of net expenses to average net assets	0.45%	0.07%		0.15	%(f)	0.46%	0.55%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%		0.55	%(f)	0.55%	0.55%	0.56%

Ratio of net investment income to average net assets	1.45%	0.01%		—	%(e)(f)	0.62%	1.82%	1.32%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

72	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Obligations Fund — Resource Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	0.001		0.006	0.016	0.008

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	0.001		0.006	0.016	0.008

Distributions to shareholders from net investment income	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.83%	0.02%		—	%(e)	0.51%	1.54%	0.71%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.35%	0.07%		0.15	%(f)	0.39%	0.56%	0.56%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85	%(f)	0.85%	0.85%	0.86%

Ratio of net investment income to average net assets	0.88%	0.03%		0.34	%(f)	0.59%	1.59%	0.78%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	73

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Institutional Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.007	0.021	0.013

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.003	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.24%	0.01%		—	%(e)	0.96%	2.17%	1.34%

Net assets, end of period (in 000’s)	$14,341,376	$9,632,239		$10,518,867		$11,543,913	$7,395,030	$7,667,540

Ratio of net expenses to average net assets	0.17%	0.09%		0.17	%(f)	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%		0.20	%(f)	0.20%	0.20%	0.21%

Ratio of net investment income to average net assets	1.41%	—	%(e)	—	%(e)(f)	0.70%	2.11%	1.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Capital Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.007	0.020	0.012

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.020	0.012

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.13%	0.01%		—	%(e)	0.83%	2.02%	1.19%

Net assets, end of period (in 000’s)	$206,167	$243,876		$234,344		$201,227	$162,212	$165,645

Ratio of net expenses to average net assets	0.27%	0.09%		0.17	%(f)	0.32%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%		0.35	%(f)	0.35%	0.35%	0.36%

Ratio of net investment income to average net assets	0.94%	—	%(e)	—	%(e)(f)	0.65%	1.97%	1.15%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

74	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Service Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.005	0.016	0.008

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.009	—	(b)	—	(b)	0.006	0.016	0.008

Distributions to shareholders from net investment income	(0.009)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.91%	0.01%		—	%(e)	0.62%	1.66%	0.84%

Net assets, end of period (in 000’s)	$158,102	$233,842		$240,184		$208,499	$124,910	$155,808

Ratio of net expenses to average net assets	0.45%	0.09%		0.17	%(f)	0.50%	0.70%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%		0.70	%(f)	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets	0.81%	—	%(e)	—	%(e)(f)	0.47%	1.60%	0.83%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Preferred Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.008	0.020	0.013

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.001)

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.020	0.012

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.020)	(0.012)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.17%	0.01%		—	%(e)	0.87%	2.07%	1.24%

Net assets, end of period (in 000’s)	$64,568	$51,188		$59,340		$52,791	$38,419	$19,545

Ratio of net expenses to average net assets	0.24%	0.09%		0.17	%(f)	0.29%	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%		0.30	%(f)	0.30%	0.30%	0.31%

Ratio of net investment income to average net assets	1.14%	—	%(e)	—	%(e)(f)	0.78%	2.04%	1.26%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	75

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Select Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.021	0.013

Net realized loss	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.012	—	(b)	—	(b)	0.009	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.009)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.22%	0.01%		—	%(e)	0.93%	2.14%	1.31%

Net assets, end of period (in 000’s)	$10,533	$5,519		$6,547		$7,067	$8,325	$7,439

Ratio of net expenses to average net assets	0.20%	0.09%		0.17	%(f)	0.23%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%		0.23	%(f)	0.23%	0.23%	0.24%

Ratio of net investment income to average net assets	1.51%	—	%(e)	—	%(e)(f)	0.91%	2.07%	1.27%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Financial Square Treasury Solutions Fund — Administration Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.011	—	(b)	—	(b)	0.006	0.019	0.011

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	— (b)

Total from investment operations	0.011	—	(b)	—	(b)	0.008	0.019	0.011

Distributions to shareholders from net investment income	(0.011)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.011)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.06%	0.01%		—	%(e)	0.77%	1.92%	1.09%

Net assets, end of period (in 000’s)	$803,909	$375,220		$610,539		$443,470	$473,937	$360,817

Ratio of net expenses to average net assets	0.37%	0.09%		0.17	%(f)	0.38%	0.45%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%		0.45	%(f)	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	1.16%	—	%(e)	—	%(e)(f)	0.61%	1.85%	1.09%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Cash Management Shares	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.004	0.013	0.005

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.008	—	(b)	—	(b)	0.004	0.013	0.005

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.004)	(0.013)	(0.005)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.76%	0.01%		—	%(e)	0.45%	1.36%	0.54%

Net assets, end of period (in 000’s)	$320,794	$371,768		$262,647		$272,981	$223,501	$23,332

Ratio of net expenses to average net assets	0.61%	0.09%		0.17	%(f)	0.70%	1.00%	1.00%

Ratio of total expenses to average net assets	1.00%	1.00%		1.00	%(f)	1.00%	1.00%	1.01%

Ratio of net investment income to average net assets	0.64%	—	%(e)	—	%(e)(f)	0.37%	1.31%	0.54%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Premier Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.006	0.018	0.011

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.001)

Total from investment operations	0.010	—	(b)	—	(b)	0.007	0.018	0.010

Distributions to shareholders from net investment income	(0.010)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.007)	(0.018)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.00%	0.01%		—	%(e)	0.71%	1.82%	0.99%

Net assets, end of period (in 000’s)	$91,667	$122,233		$79,208		$127,497	$161,003	$45,627

Ratio of net expenses to average net assets	0.39%	0.09%		0.17	%(f)	0.45%	0.55%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%		0.55	%(f)	0.55%	0.55%	0.56%

Ratio of net investment income to average net assets	0.85%	—	%(e)	—	%(e)(f)	0.63%	1.77%	1.10%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	77

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Financial Square Treasury Solutions Fund — Resource Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	0.001		0.006	0.016	0.008

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	0.001		0.006	0.016	0.008

Distributions to shareholders from net investment income	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	(0.001)		(0.006)	(0.016)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.83%	0.01%		—	%(e)	0.53%	1.51%	0.69%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.34%	0.09%		0.17	%(f)	0.40%	0.56%	0.55%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85	%(f)	0.85%	0.85%	0.86%

Ratio of net investment income to average net assets	0.93%	0.03%		0.34	%(f)	0.59%	1.59%	0.84%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

November 30, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, and Premier	Diversified
Government	Class A, Class C, Class D, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, Drexel Hamilton Class, Loop Class, and Seelaus Class	Diversified
Money Market, Treasury Obligations and Treasury Solutions	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified
Prime Obligations	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, and Drexel Hamilton Class	Diversified
Treasury Instruments	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Loop Class, and Seelaus Class	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional

Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of

79

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements.

80

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2022, all investments, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G7 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

81

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2022, Goldman Sachs retained $2,135 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

82

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate is 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds. The Transfer Agency Fee is 0.01% for all funds.

Other contractual annualized rates for each of the Funds are as follows:

	Class A Shares(a)	Class C Shares(a)		Capital Shares	Service Shares		Preferred Shares	Select Shares	Administration Shares	Cash Management Shares		Premier Shares	Resource Shares
Administration, Service and/or Shareholder Administration Fees[1]	N/A	0.25%		0.15%	0.25%		0.10%	0.03%	0.25%	0.50%		0.35%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	(b)	N/A	0.25	(c)	N/A	N/A	N/A	0.30	(b)	N/A	0.15	(b)

N/A	— Fees not applicable to respective share class
[1]	Class D Shares, Institutional Shares, Class R6 Shares, Drexel Hamilton Class Shares, Loop Class Shares, and Seelaus Class Shares have no Administration, Service, Shareholder Administration or Distribution and/or Service (12b-1) fees.
(a)	Government Fund only.
(b)	Distribution (12b-1) fee only.
(c)	Service (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

During the fiscal year ended November 30, 2022, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended November 30, 2022, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agency Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$777	$75	$409	$119	$1,380
Government	56,141	5,910	26,546	—	88,597
Money Market	348	88	1	153	590
Prime Obligations	63	19	6	519	607
Treasury Instruments	28,113	2,596	4,852	—	35,561
Treasury Obligations	6,564	721	5,659	—	12,944
Treasury Solutions	2,936	293	2,514	—	5,743

For the fiscal year ended November 30, 2022, the net effective management fee rate was 0.13% for the Financial Square Government Fund, 0.15% for the Financial Square Federal Instruments, Financial Square Money Market and Financial Square

83

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Treasury Instruments Funds, 0.16% for the Financial Square Prime Obligations, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended November 30, 2022, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Money Market	$266,310,000	$294,410,000	$—
Prime Obligations	112,800,000	93,355,000	—

As of November 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Select Shares	Preferred Shares	Capital Shares	Service Shares	D Shares	Premier Shares	Resource Shares	Cash Management Shares	Seelaus Shares
Federal Instruments	100%	—%	41%	—%	—%	100%	—%	—%	—%
Government	—	—	—	—	100	—	—	—	92
Money Market	—	—	100	39	—	100	100	100	—
Prime Obligations	—	8	—	91	—	100	100	100	—
Treasury Instruments	—	—	—	—	—	—	100	—	100
Treasury Obligations	—	—	—	—	—	—	100	—	—
Treasury Solutions	—	—	—	—	—	—	100	—	—

I.  Line of Credit Facility — As of November 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:

Ordinary income	$36,596,854	$2,770,013,112	$57,753,733	$23,854,805	$1,104,973,175	$498,539,014	$164,291,072
Net long-term capital gains	2,757	3,334	—	—	158,045	15,701	82,765
Total distributions	$36,599,611	$2,770,016,446	$57,753,733	$23,854,805	$1,105,131,220	$498,554,715	$164,373,837

84

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The tax character of distributions paid during the period ended November 30, 2021 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$188,932	$53,253,975	$2,228,078	$388,348	$5,556,753	$5,872,788	$680,434
Total distributions	$188,932	$53,253,975	$2,228,078	$388,348	$5,556,753	$5,872,788	$680,434

As of November 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$3,362,958	$387,977,316	$1,972,287	$1,859,742	$132,480,690	$74,132,314	$22,314,080
Undistributed long-term capital gains	—	—	—	—	—	—	—
Total undistributed earnings	$3,362,958	$387,977,316	$1,972,287	$1,859,742	$132,480,690	$74,132,314	$22,314,080
Capital loss carryforward: Perpetual Short-Term	$(1,041,718)	$(35,336,164)	$(7,285,407)	$(34,872)	$(35,065,851)	$(2,481,410)	$(2,290,539)
Perpetual Long-Term	$(7,708)	$(659,930)	$—	$—	$(89,730)	$(31,972)	$(15,526)
Timing differences (Distribution Payable and Post-October Capital Loss Deferral)	$(2,429,744)	$(354,827,944)	$(2,209,529)	$(1,860,004)	$(112,749,674)	$(72,481,510)	$(20,296,343)
Unrealized gains (losses) — net	$—	$—	$409,109	$136,433	$(418,538)	$—	$(1,018)
Total accumulated earnings (losses) — net	$(116,212)	$(2,846,722)	$(7,113,540)	$101,299	$(15,843,103)	$(862,578)	$(289,346)

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal

85

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

6. OTHER RISKS (continued)

Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to a Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

86

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Mergers and Reorganizations — On February 14, 2022, pursuant to an Agreement and Plan of Reorganization with the BMO Government Money Market Fund (the “Acquired Fund”), a series of BMO Funds, Inc., all of the assets and stated liabilities of the Acquired Fund were transferred to and assumed by Goldman Sachs Financial Square Government Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization Agreement”) in exchange for shares of the Acquiring Fund having an aggregate NAV equal to the NAV of the Acquired Fund as of the close of business on February 11, 2022. Such shares were then redistributed to the Acquired Fund’s shareholders, in a tax-free exchange as follows:

Acquired Fund	Exchanged Shares/Value of Acquired Funds Issued	Acquired Funds’ Shares Outstanding/Value as of February 11, 2022	Acquired Funds’ Dividend Accrued as of February 11, 2022
BMO Government Money Market Fund — Premier Class	$2,255,778,831	$2,255,778,831	$1,854
BMO Government Money Market Fund — Investor Class (Class Y)	534,947,228	534,947,228	440

Pursuant to the Reorganization Agreement, the assets of the Acquired Fund were transferred to the Acquiring Fund in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of beneficial interest of the Acquiring Fund, in a tax-free exchange as follows:

Acquired Fund	The Acquiring Fund’s Aggregate Net Assets before the Reorganization	The Acquired Fund’s Aggregate Net Assets before the Reorganization	The Acquiring Fund’s Aggregate Net Assets Immediately after the Reorganization
BMO Government Money Market Fund — Premier Class / Financial Square Government Fund — Institutional Shares	$174,209,129,505	$2,255,778,831	$176,464,908,336
BMO Government Money Market Fund — Investor Class (Class Y) / Financial Square Government Fund — Administration Shares	8,320,593,208	534,947,228	8,855,540,436

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

87

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

	Shares	Shares

Institutional Shares
Shares sold	8,376,812,583	5,281,653,624
Reinvestment of distributions of distributions	25,024,021	131,361
Shares redeemed	(7,839,824,900)	(6,254,212,947)
	562,011,704	(972,427,962)
Capital Shares
Shares sold	—	560,073
Reinvestment of distributions of distributions	2,765	33
Shares redeemed	(400,016)	(3,300,008)
	(397,251)	(2,739,902)
Service Shares
Shares sold	4,293,024	3,705,643
Reinvestment of distributions of distributions	1,139	—
Shares redeemed	(4,077,082)	(4,144,259)
	217,081	(438,616)
Preferred Shares
Shares sold	360,197,598	7,549,802
Reinvestment of distributions of distributions	2,105,271	213
Shares redeemed	(190,781,440)	(10,696,382)
	171,521,429	(3,146,367)
Select Shares
Shares sold	—	—
Reinvestment of distributions of distributions	575	4
Shares redeemed	—	—
	575	4
Administration Shares
Shares sold	186,605,628	106,584,784
Reinvestment of distributions of distributions	279,216	398
Shares redeemed	(171,567,363)	(118,791,461)
	15,317,481	(12,206,279)
Cash Management Shares
Shares sold	107,662,429	215,230,775
Reinvestment of distributions of distributions	207,209	6,119
Shares redeemed	(227,615,035)	(161,253,922)
	(119,745,397)	53,982,972
Premier Shares
Shares sold	83	55
Reinvestment of distributions of distributions	491	3
Shares redeemed	(83)	(5)
	491	53

NET INCREASE (DECREASE) IN SHARES	628,926,113	(936,976,097)

88

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

	Shares	Shares

Class A Shares
Shares sold	724,705,532	664,274,244
Reinvestment of distributions	5,053,128	107,418
Shares redeemed	(720,906,057)	(346,182,393)
	8,852,603	318,199,269
Class C Shares
Shares sold	4,391,710	1,897,502
Reinvestment of distributions	39,610	1,416
Shares redeemed	(3,882,126)	(3,197,292)
	549,194	(1,298,374)
Class D Shares
Shares sold	10,000	—
Reinvestment of distributions	81	—
Shares redeemed	—	—
	10,081	—
Institutional Shares
Shares sold	1,581,734,873,496	1,278,416,505,335
Proceeds received in connection with merger	2,255,778,831	—
Reinvestment of distributions	1,271,713,322	23,981,916
Shares redeemed	(1,550,038,453,745)	(1,238,519,495,371)
	35,223,911,904	39,920,991,880
Capital Shares
Shares sold	23,494,641,775	9,485,623,930
Reinvestment of distributions	8,757,553	147,437
Shares redeemed	(22,091,174,929)	(9,245,686,052)
	1,412,224,399	240,085,315
Service Shares
Shares sold	3,972,036,209	3,925,801,770
Reinvestment of distributions	3,360,663	64,959
Shares redeemed	(3,693,694,567)	(3,877,060,188)
	281,702,305	48,806,541
Preferred Shares
Shares sold	5,905,817,775	4,925,302,856
Reinvestment of distributions	4,239,309	49,689
Shares redeemed	(5,245,706,644)	(4,667,812,310)
	664,350,440	257,540,235
Select Shares
Shares sold	3,701,515,106	4,807,114,603
Reinvestment of distributions	10,596,026	144,023
Shares redeemed	(3,774,484,508)	(4,074,256,921)
	(62,373,376)	733,001,705

89

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

	Shares	Shares

Administration Shares
Shares sold	38,762,005,769	29,942,843,392
Proceeds received in connection with merger	534,947,228	—
Reinvestment of distributions	22,748,003	489,341
Shares redeemed	(38,045,281,824)	(27,745,543,216)
	1,274,419,176	2,197,789,517
Cash Management Shares
Shares sold	1,036,588,962	915,781,745
Reinvestment of distributions	1,095,139	75,433
Shares redeemed	(1,191,586,499)	(782,426,926)
	(153,902,398)	133,430,252
Premier Shares
Shares sold	11,417,599,618	12,401,804,496
Reinvestment of distributions	23,886,507	553,224
Shares redeemed	(20,998,951,583)	(2,698,974,046)
	(9,557,465,458)	9,703,383,674
Resource Shares
Shares sold	4,351,777	139,812,597
Reinvestment of distributions	77,483	19,633
Shares redeemed	(5,662,329)	(223,365,669)
	(1,233,069)	(83,533,439)
Class R6 Shares
Shares sold	840,423,196	978,992,036
Reinvestment of distributions	3,471,948	53,556
Shares redeemed	(887,151,587)	(759,221,441)
	(43,256,443)	219,824,151
Drexel Hamilton Class Shares
Shares sold	75,435,214,756	55,769,788,275
Reinvestment of distributions	15,033,426	84,494
Shares redeemed	(72,834,766,512)	(53,864,550,638)
	2,615,481,670	1,905,322,131
Loop Class Shares
Shares sold	40,860,864,440	6,168,110,103
Reinvestment of distributions	10,538,450	47,953
Shares redeemed	(39,009,860,182)	(5,663,750,102)
	1,861,542,708	504,407,954
Seelaus Class Shares
Shares sold	4,423,909,709	10,001
Reinvestment of distributions	9,894,606	1
Shares redeemed	(2,428,526,473)	—
	2,005,277,842	10,002

NET INCREASE IN SHARES	35,530,091,578	56,097,960,813

90

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended November 30, 2022		For the Fiscal Year Ended November 30, 2021

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	22,557,995,784	$22,569,045,531	20,914,572,472	$20,928,181,159
Reinvestment of distributions	47,121,197	47,143,796	1,573,950	1,574,897
Shares redeemed	(23,680,125,237)	(23,691,749,089)	(19,462,919,472)	(19,475,889,349)
	(1,075,008,256)	(1,075,559,762)	1,453,226,950	1,453,866,707
Capital Shares
Shares sold	—	—	—	—
Reinvestment of distributions	13	13	903	904
Shares redeemed	—	—	(11,529,525)	(11,539,593)
	13	13	(11,528,622)	(11,538,689)
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	26	26	—	—
Shares redeemed	—	—	—	—
	26	26	—	—
Preferred Shares
Shares sold	—	—	—	—
Reinvestment of distributions	847	847	36	36
Shares redeemed	—	—	—	—
	847	847	36	36
Select Shares
Shares sold	30	30	2,000,706	2,001,706
Reinvestment of distributions	19,047	19,052	1,383	1,383
Shares redeemed	(2,377,841)	(2,378,953)	(661,379)	(661,788)
	(2,358,764)	(2,359,871)	1,340,710	1,341,301
Administration Shares
Shares sold	1,249,425	1,250,000	1,133,889	1,134,668
Reinvestment of distributions	25,145	25,156	1,413	1,414
Shares redeemed	(11,332)	(11,338)	(3,750,109)	(3,752,365)
	1,263,238	1,263,818	(2,614,807)	(2,616,283)
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	—	—
Shares redeemed	—	—	—	—
	9	9	—	—
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	11	11	—	—
Shares redeemed	—	—	—	—
	11	11	—	—
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	—	—
Shares redeemed	—	—	—	—
	9	9	—	—

NET INCREASE (DECREASE) IN SHARES	(1,076,102,867)	$(1,076,654,900)	1,440,424,267	$1,441,053,072

91

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended November 30, 2022		For the Fiscal Year Ended November 30, 2021

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	6,492,330,328	$6,498,649,154	5,017,424,812	$5,022,074,289
Reinvestment of distributions	17,144,714	17,161,759	272,848	273,107
Shares redeemed	(5,436,861,096)	(5,442,147,698)	(6,652,905,929)	(6,659,099,004)
	1,072,613,946	1,073,663,215	(1,635,208,269)	(1,636,751,608)
Capital Shares
Shares sold	—	—	—	—
Reinvestment of distributions	6,569	6,574	146	146
Shares redeemed	(376,099)	(376,450)	(10)	(10)
	(369,530)	(369,876)	136	136
Service Shares
Shares sold	3,521,303	3,524,823	13,989	14,011
Reinvestment of distributions	10	10	1	1
Shares redeemed	(3,520,386)	(3,523,906)	(22,984)	(23,007)
	927	927	(8,994)	(8,995)
Preferred Shares
Shares sold	—	—	499,650	500,000
Reinvestment of distributions	172	172	210	210
Shares redeemed	—	—	(3,847,517)	(3,850,210)
	172	172	(3,347,657)	(3,350,000)
Select Shares
Shares sold	59,763,931	59,817,500	19,491,925	19,509,453
Reinvestment of distributions	325,308	325,610	3,168	3,171
Shares redeemed	(58,987,989)	(59,041,080)	(49,799,453)	(49,843,410)
	1,101,250	1,102,030	(30,304,360)	(30,330,786)
Administration Shares
Shares sold	4,332,439	4,336,610	164,543,109	164,691,182
Reinvestment of distributions	59,728	59,784	674	675
Shares redeemed	(3,495,305)	(3,498,537)	(240,979,154)	(241,198,186)
	896,862	897,857	(76,435,371)	(76,506,329)
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	—	—
Shares redeemed	—	—	—	—
	9	9	—	—
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	11	11	—	—
Shares redeemed	—	—	—	—
	11	11	—	—
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	—	—
Shares redeemed	—	—	—	—
	9	9	—	—
Drexel Hamilton Classs Shares
Shares sold	134,183,741	134,300,000	46,900,215	46,945,007
Reinvestment of distributions	768	769	8,291	8,299
Shares redeemed	(140,190,293)	(140,311,058)	(116,840,765)	(116,945,006)
	(6,005,784)	(6,010,289)	(69,932,259)	(69,991,700.00)

NET INCREASE (DECREASE) IN SHARES	1,068,237,872	$1,069,284,065	(1,815,236,774)	$(1,816,939,282)

92

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

Institutional Shares
Shares sold	276,028,979,709	237,886,743,800
Reinvestment of distributions	627,519,132	3,104,898
Shares redeemed	(285,636,451,134)	(212,740,660,166)
	(8,979,952,293)	25,149,188,532
Capital Shares
Shares sold	8,518,980,927	6,552,792,075
Reinvestment of distributions	9,363,528	45,567
Shares redeemed	(8,397,449,709)	(6,401,622,162)
	130,894,746	151,215,480
Service Shares
Shares sold	2,226,510,537	2,629,066,174
Reinvestment of distributions	77,130	1,206
Shares redeemed	(2,884,029,181)	(1,181,679,688)
	(657,441,514)	1,447,387,692
Preferred Shares
Shares sold	390,915,918	307,238,059
Reinvestment of distributions	563,385	5,817
Shares redeemed	(433,054,069)	(366,659,292)
	(41,574,766)	(59,415,416)
Select Shares
Shares sold	437,811,703	190,933,923
Reinvestment of distributions	4,538,801	11,410
Shares redeemed	(206,557,224)	(319,163,262)
	235,793,280	(128,217,929)
Administration Shares
Shares sold	12,356,648,253	11,459,705,362
Reinvestment of distributions	17,237,586	75,297
Shares redeemed	(12,222,986,338)	(11,000,433,247)
	150,899,501	459,347,412
Cash Management Shares
Shares sold	37,894,834	44,534,127
Reinvestment of distributions	26,882	704
Shares redeemed	(42,672,120)	(42,562,420)
	(4,750,404)	1,972,411
Premier Shares
Shares sold	464,166,925	338,877,031
Reinvestment of distributions	9	—
Shares redeemed	(452,908,792)	(296,758,635)
	11,258,142	42,118,396
Resource Shares
Shares sold	—	—
Reinvestment of distributions	7	—
Shares redeemed	—	—
	7	—
Loop Class Shares
Shares sold	—	200,010,000
Reinvestment of distributions	2,114,925	1,353
Shares redeemed	(50,000,000)	—
	(47,885,075)	200,011,353
Seelaus Class Shares
Shares sold	—	10,000
Reinvestment of distributions	114	—
Shares redeemed	—	—
	114	10,000

NET INCREASE (DECREASE) IN SHARES	(9,202,758,262)	27,263,617,931

93

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

November 30, 2022

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

Institutional Shares
Shares sold	306,013,482,808	290,644,553,923
Reinvestment of distributions	169,356,197	2,538,081
Shares redeemed	(288,848,879,958)	(303,522,993,941)
	17,333,959,047	(12,875,901,937)
Capital Shares
Shares sold	2,722,464,229	2,151,106,499
Reinvestment of distributions	4,756,486	53,954
Shares redeemed	(2,354,713,522)	(2,109,942,941)
	372,507,193	41,217,512
Service Shares
Shares sold	6,301,471,724	6,193,750,616
Reinvestment of distributions	517,726	9,574
Shares redeemed	(6,596,944,609)	(5,401,243,931)
	(294,955,159)	792,516,259
Preferred Shares
Shares sold	2,179,770,051	2,001,703,219
Reinvestment of distributions	1,622,306	23,704
Shares redeemed	(2,000,048,067)	(1,941,468,795)
	181,344,290	60,258,128
Select Shares
Shares sold	860,944,126	2,675,629,110
Reinvestment of distributions	1,957,218	28,486
Shares redeemed	(786,885,981)	(2,801,126,890)
	76,015,363	(125,469,294)
Administration Shares
Shares sold	13,619,785,414	13,350,082,961
Reinvestment of distributions	5,064,543	82,072
Shares redeemed	(14,562,189,898)	(12,807,003,574)
	(937,339,941)	543,161,459
Cash Management Shares
Shares sold	133,762,722	227,268,099
Reinvestment of distributions	223,273	4,713
Shares redeemed	(135,804,081)	(217,526,248)
	(1,818,086)	9,746,564
Premier Shares
Shares sold	119,494,355	54,961,041
Reinvestment of distributions	268,195	1,905
Shares redeemed	(91,253,878)	(55,040,035)
	28,508,672	(77,089)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	8	—
Shares redeemed	—	—
	8	—

NET INCREASE (DECREASE) IN SHARES	16,758,221,387	(11,554,548,398)

94

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

Institutional Shares
Shares sold	43,164,435,870	27,219,401,826
Reinvestment of distributions	84,327,518	361,218
Shares redeemed	(38,539,289,877)	(28,106,360,584)
	4,709,473,511	(886,597,540)
Capital Shares
Shares sold	1,899,181,288	1,551,863,165
Reinvestment of distributions	1,940,570	14,033
Shares redeemed	(1,938,824,996)	(1,542,344,694)
	(37,703,138)	9,532,504
Service Shares
Shares sold	1,727,623,026	1,059,337,861
Reinvestment of distributions	410,478	4,485
Shares redeemed	(1,803,768,507)	(1,065,684,283)
	(75,735,003)	(6,341,937)
Preferred Shares
Shares sold	116,112,861	99,115,535
Reinvestment of distributions	569,014	2,966
Shares redeemed	(103,300,980)	(107,269,848)
	13,380,895	(8,151,347)
Select Shares
Shares sold	5,300,151	—
Reinvestment of distributions	99,055	343
Shares redeemed	(385,326)	(1,028,500)
	5,013,880	(1,028,157)
Administration Shares
Shares sold	3,627,882,858	2,398,701,831
Reinvestment of distributions	8,776,988	19,490
Shares redeemed	(3,207,953,386)	(2,634,036,309)
	428,706,460	(235,314,988)
Cash Management Shares
Shares sold	907,539,396	986,571,729
Reinvestment of distributions	240,223	2,928
Shares redeemed	(958,745,704)	(877,453,785)
	(50,966,085)	109,120,872
Premier Shares
Shares sold	481,364,793	700,993,675
Reinvestment of distributions	197,144	1,487
Shares redeemed	(512,124,964)	(657,970,474)
	(30,563,027)	43,024,688
Resource Shares
Shares sold	—	—
Reinvestment of distributions	8	—
Shares redeemed	—	—
	8	—

NET INCREASE (DECREASE) IN SHARES	4,961,607,501	(975,755,905)

95

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2022, the related statements of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;

97

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the

98

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated in a generally challenging yield environment since 2009. The Trustees considered that yields had improved by early 2020, although they noted that yields had subsequently decreased to near zero following the market disruptions related to the COVID-19 pandemic and related actions by the Federal Reserve, including two emergency interest rate cuts in March 2020. As a result, although the Investment Adviser was generally able to reduce the amount of fees waived and/or reimbursed through 2019 and early 2020, they acknowledged that the Investment Adviser had increased the amount of fees waived and/or reimbursed through late 2020 and 2021 in order to maintain competitive, non-negative yields for the Funds in the then near-zero yield environment. The Trustees considered that, since March 2022, the Federal Reserve has implemented a series of interest rate increases in response to inflationary pressures impacting the broader economy, and the Investment Adviser has subsequently been able to again reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed through late 2020 and 2021. The Trustees acknowledged, however, that the interest rate environment remains uncertain in light of broader economic conditions, although they noted that indications from the Federal Reserve suggest further interest rate increases in the near term. The Trustees also noted the uncertainty of the future interest rate environment in the United States, including indications from the Federal Reserve that it will likely further raise interest rates in the near term due to continued inflationary pressures. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for all of the Funds and reimbursed expenses for the Financial Square Prime Obligations Fund, Financial Square Money Market Fund, and Financial Square Federal Instruments Fund, in order to maintain competitive yields. The Trustees also considered that each of the Government Money Market Funds had maintained a stable net asset value per share. With respect to the Financial Square Prime Obligations Fund and Financial Square Money Market Fund, the Trustees acknowledged that the net asset value per share for each Fund had experienced some principal volatility in connection with the market disruptions related to the COVID-19 pandemic and that their net asset value subsequently had generally stabilized and experienced minimal principal volatility during the relevant period. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had voluntarily waived fees for the Financial Square Prime Obligations and Financial Square Money Market Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations Fund and Financial Square Federal Instruments Fund in order to maintain competitive yields. They observed that the Investment Adviser had reduced its voluntary management fee waivers for the Financial Square Prime Obligations Fund and Financial Square Money Market Fund throughout the year with the rise in interest rates. They also acknowledged the growth of the Funds, particularly the relative growth of the Financial Square Money Market Fund and Financial Square Prime Obligations Fund, in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

99

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs; and (i) reputational benefits associated with the distribution of certain Fund share classes designed to help further diversity, equity, and inclusion initiatives. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

100

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

101

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Class D, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares, Class R6 Shares, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

102

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited) (continued)

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*
Class A Shares
Actual	—	—		—	$1,000.00	$1,010.27		$2.15	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,023.98	+	1.10	—	—		—
Class C Shares
Actual	—	—		—	1,000.00	1,006.60		5.79	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,023.53	+	1.56	—	—		—
Class D Shares
Actual	—	—		—	1,000.00	1,008.20		0.49	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,013.50	+	0.34	—	—		—
Institutional Shares
Actual	$1,000.00	$1,010.97		$1.03	1,000.00	1,011.54		0.89	$1,000.00	$1,012.13		$0.93
Hypothetical 5% return	1,000.00	1,024.32	+	0.76	1,000.00	1,024.46	+	0.62	1,000.00	1,024.25	+	0.83
Capital Shares
Actual	1,000.00	1,010.21		1.78	1,000.00	1,010.78		1.64	1,000.00	1,011.27		0.93
Hypothetical 5% return	1,000.00	1,023.99	+	1.09	1,000.00	1,024.10	+	0.98	1,000.00	1,024.25	+	0.83
Service Shares
Actual	1,000.00	1,008.45		3.54	1,000.00	1,009.01		3.40	1,000.00	1,009.70		3.69
Hypothetical 5% return	1,000.00	1,023.57	+	1.52	1,000.00	1,023.65	+	1.44	1,000.00	1,023.41	+	1.68
Preferred Shares
Actual	1,000.00	1,010.47		1.53	1,000.00	1,011.03		1.39	1,000.00	1,011.62		1.43
Hypothetical 5% return	1,000.00	1,023.84	+	1.24	1,000.00	1,024.24	+	0.84	1,000.00	1,023.99	+	1.09
Select Shares
Actual	1,000.00	1,010.82		1.18	1,000.00	1,011.39		1.04	1,000.00	1,011.88		1.08
Hypothetical 5% return	1,000.00	1,024.25	+	0.83	1,000.00	1,024.39	+	0.69	1,000.00	1,024.17	+	0.91
Administration Shares
Actual	1,000.00	1,009.71		2.29	1,000.00	1,010.27		2.15	1,000.00	1,010.86		2.19
Hypothetical 5% return	1,000.00	1,023.83	+	1.26	1,000.00	1,023.95	+	1.13	1,000.00	1,023.63	+	1.45
Cash Management Shares
Actual	1,000.00	1,006.98		4.97	1,000.00	1,007.53		4.83	1,000.00	1,007.98		4.47
Hypothetical 5% return	1,000.00	1,023.49	+	1.60	1,000.00	1,023.31	+	1.78	1,000.00	1,023.26	+	1.83
Premier Shares
Actual	1,000.00	1,009.20		2.79	1,000.00	1,009.77		2.65	1,000.00	1,010.25		2.67
Hypothetical 5% return	1,000.00	1,023.69	+	1.39	1,000.00	1,023.81	+	1.28	1,000.00	1,023.53	+	1.55
Resource Shares
Actual	—	—		—	1,000.00	1,008.25		4.16	1,000.00	1,008.84		2.69
Hypothetical 5% return	—	—		—	1,000.00	1,023.59	+	1.50	1,000.00	1,023.53	+	1.56
Class R6 Shares
Actual	—	—		—	1,000.00	1,011.54		0.89	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.46	+	0.62	—	—		—
Drexel Hamilton Class Shares
Actual	—	—		—	1,000.00	1,011.54		0.89	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.46	+	0.62	—	—		—
Loop Class Shares
Actual	—	—		—	1,000.00	1,011.54		0.89	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.46	+	0.62	—	—		—
Seelaus Class Shares
Actual	—	—		—	1,000.00	1,011.54		0.89	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.46	+	0.62	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Class D Shares	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares	Class R6 Shares	Drexel Hamilton Class Shares	Loop Class Shares	Seelaus Class Shares
Federal Instruments	—	—	—	0.20%	0.35%	0.70%	0.30%	0.23%	0.45%	0.99%	0.55%	—	—	—	—	—
Government	0.43%	1.15%	0.18%	0.18	0.33	0.68	0.28	0.21	0.43	0.96	0.53	0.83%	0.18%	0.18%	0.18%	0.18%
Money Market	—	—	—	0.18	0.18	0.73	0.28	0.21	0.43	0.89	0.53	0.53	—	—	—	—

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

103

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited) (continued)

	Prime Obligations Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*
Institutional Shares
Actual	$1,000.00	$1,012.07		$0.93	$1,000.00	$1,010.59		$0.97	$1,000.00	$1,011.54		$1.03
Hypothetical 5% return	1,000.00	1,024.22	+	0.86	1,000.00	1,024.37	+	0.71	1,000.00	1,024.36	+	0.72
Capital Shares
Actual	1,000.00	1,011.22		1.68	1,000.00	1,009.83		1.73	1,000.00	1,010.78		1.78
Hypothetical 5% return	1,000.00	1,023.88	+	1.20	1,000.00	1,024.08	+	1.01	1,000.00	1,024.03	+	1.05
Service Shares
Actual	1,000.00	1,009.85		3.90	1,000.00	1,008.06		3.49	1,000.00	1,009.01		3.55
Hypothetical 5% return	1,000.00	1,024.22	+	0.86	1,000.00	1,023.64	+	1.45	1,000.00	1,023.68	+	1.40
Preferred Shares
Actual	1,000.00	1,011.47		1.46	1,000.00	1,010.08		1.48	1,000.00	1,011.04		1.53
Hypothetical 5% return	1,000.00	1,023.94	+	1.14	1,000.00	1,024.19	+	0.89	1,000.00	1,024.14	+	0.94
Select Shares
Actual	1,000.00	1,011.82		1.08	1,000.00	1,010.44		1.12	1,000.00	1,011.39		1.18
Hypothetical 5% return	1,000.00	1,024.10	+	0.98	1,000.00	1,024.28	+	0.79	1,000.00	1,024.29	+	0.79
Administration Shares
Actual	1,000.00	1,010.81		2.19	1,000.00	1,009.32		2.23	1,000.00	1,010.28		2.29
Hypothetical 5% return	1,000.00	1,023.59	+	1.49	1,000.00	1,023.92	+	1.17	1,000.00	1,023.91	+	1.17
Cash Management Shares
Actual	1,000.00	1,008.03		4.47	1,000.00	1,006.57		4.95	1,000.00	1,007.54		4.99
Hypothetical 5% return	1,000.00	1,023.29	+	1.80	1,000.00	1,023.66	+	1.42	1,000.00	1,023.41	+	1.68
Premier Shares
Actual	1,000.00	1,010.30		2.67	1,000.00	1,008.82		2.73	1,000.00	1,009.77		2.79
Hypothetical 5% return	1,000.00	1,023.54	+	1.55	1,000.00	1,023.80	+	1.29	1,000.00	1,023.79	+	1.29
Resource Shares
Actual	1,000.00	1,008.79		2.69	1,000.00	1,007.30		2.76	1,000.00	1,008.26		2.75
Hypothetical 5% return	1,000.00	1,023.53	+	1.55	1,000.00	1,024.16	+	0.92	1,000.00	1,024.36	+	0.72
Drexel Hamilton Class Shares
Actual	1,000.00	1,011.98		0.93	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,024.22	+	0.86	—	—		—	—	—		—
Loop Class Shares
Actual	—	—		—	1,000.00	1,010.59		0.97	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.37	+	0.71	—	—		—
Seelaus Class Shares
Actual	—	—		—	1,000.00	1,010.59		0.97	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.37	+	0.71	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares	Drexel Hamilton Class Shares	Loop Class Shares	Seelaus Class Shares
Prime Obligations	0.18%	0.33%	0.77%	0.29%	0.21%	0.43%	0.89%	0.53%	0.53%	0.18%	—	—
Treasury Instruments	0.19	0.34	0.69	0.29	0.22	0.44	0.98	0.54	0.55	—	0.19%	0.19%
Treasury Obligations	0.20	0.35	0.70	0.30	0.23	0.45	0.99	0.55	0.55	—	—	—

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

104

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/2022*
Institutional Shares
Actual	$1,000.00	$1,011.53		$1.01
Hypothetical 5% return	1,000.00	1,024.36	+	0.72
Capital Shares
Actual	1,000.00	1,010.77		1.77
Hypothetical 5% return	1,000.00	1,024.04	+	1.04
Service Shares
Actual	1,000.00	1,009.00		3.53
Hypothetical 5% return	1,000.00	1,023.81	+	1.28
Preferred Shares
Actual	1,000.00	1,011.03		1.52
Hypothetical 5% return	1,000.00	1,024.15	+	0.93
Select Shares
Actual	1,000.00	1,011.38		1.16
Hypothetical 5% return	1,000.00	1,024.29	+	0.79
Administration Shares
Actual	1,000.00	1,010.27		2.27
Hypothetical 5% return	1,000.00	1,023.78	+	1.31
Cash Management Shares
Actual	1,000.00	1,007.54		4.98
Hypothetical 5% return	1,000.00	1,023.61	+	1.47
Premier Shares
Actual	1,000.00	1,009.76		2.77
Hypothetical 5% return	1,000.00	1,023.81	+	1.27
Resource Shares
Actual	1,000.00	1,008.25		2.67
Hypothetical 5% return	1,000.00	1,024.36		0.72

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Treasury Solutions	0.20%	0.35%	0.70%	0.30%	0.23%	0.45%	0.99%	0.55%	0.53%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

105

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

106

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

107

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

108

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Financial Square Funds — Tax Information (unaudited)

During the fiscal year ended November 30, 2022, 100%, 100%, 66.02%, 71.80%, 100%, 100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

During the fiscal year ended November 30, 2022, the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds designate 100.00%, 100.00%, 99.81%, 99.95%, 100.00%, 100.00%, and 100.00% of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Federal Instruments, Financial Square Government, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds designate $2,757, $3,334, $158,045, $15,701 and $82,765 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended November 30, 2022.

109

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income
Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of November 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co LLC.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 303335-OTU-1726591 FSQAR-23

Goldman Sachs Funds

Annual Report	November 30, 2022

Investor FundsSM
Money Market
Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Investment Objective and Principal Investment Strategies

The Goldman Sachs Investor Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Investor Money Market Fund pursues this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). It may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Tax-Exempt Money Market Fund pursues the investment objective by investing at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. It may also invest in short-term taxable instruments, including repos with the Federal Reserve Bank of New York, for temporary investment purposes.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended November 30, 2022 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy, inflationary trends and U.S. economic data.

In December 2021, when the Reporting Period began, the Fed had already started to scale back its $120 billion a month asset purchase program. However, as inflation continued to rise, the Federal Open Market Committee (“FOMC”) announced it would double the pace of its tapering, from $15 billion per month to $30 billion per month, beginning in January 2022. As a result, the Fed’s asset purchase program seemed likely to end in March 2022 instead of the earlier reported June 2022, opening the door for interest rate increases sooner than investors had previously anticipated.

In January 2022, the FOMC kept the targeted federal funds (“fed funds”) rate unchanged in a range between zero and 25 basis points but hinted that a rate hike might come in March. (A basis point is 1/100th of a percentage point.) In February, inflation surged to multi-decade highs, as energy and commodity prices in particular jumped in response to Russia’s invasion of Ukraine late that month. Following the onset of the Russia/Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks, including the Fed, took policy action. The FOMC raised the targeted fed funds rate by 25 basis points in March, the first rate hike since the end of 2018.

Inflation continued to rise during the spring, with the core U.S. Consumer Price Index (“CPI”) reaching its highest level in nearly four decades in May 2022 and hitting a new high in June, as rising energy and food costs pushed up prices. (Core CPI data excludes food and energy prices.) Against this backdrop, the FOMC hiked the targeted fed funds rate by 50 basis points in May and then by another 75 basis points in June, the latter being the largest single rate increase since 1994. Policymakers also signaled they would continue tightening monetary policy at an aggressive pace. On June 1st, the Fed began to reduce the size of its balance sheet.

During July 2022, the Fed raised the targeted fed funds rate by 75 basis points, though comments by Fed Chair Jerome Powell suggested a potential deceleration in the pace of future rate hikes. In August, at the Fed’s Jackson Hole symposium, Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” At its September policy meeting, the FOMC increased the targeted fed funds rate another 75 basis points.

In October 2022, Fed officials began to contend that inflation was likely to decline in the near term should demand weaken and supply-chain issues soften as they anticipated. However,

1

PORTFOLIO RESULTS

policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. Near the beginning of November, the FOMC hiked the targeted fed funds rate by 75 basis points to a range of between 3.75% and 4.00%.

In this environment, the yields of taxable and tax-exempt money market funds increased significantly. Investments in U.S. taxable money market funds remained rather flat during the Reporting Period, at approximately $4.6 trillion, according to iMoneyNet. As for U.S. tax-exempt money market funds, investments increased during the Reporting Period from $86 billion to $108 billion, according to iMoneyNet. Money market funds overall remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (the “taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (the “tax-exempt Fund”) rose during the Reporting Period largely because of the economic and market factors discussed above. The taxable and tax-exempt money market yield curves steepened substantially, as the FOMC hiked the targeted fed funds rate and tightened monetary policy. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, we focused the taxable Fund’s investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, time deposits, certificates of deposit, floating rate securities, repurchase agreements (“repos”), non-U.S. sovereign debt, municipal securities and variable rate demand notes (“VRDNs”).

We maintained the taxable Fund’s weighted average maturity in a range between 11 and 40 days during the Reporting Period. For the Reporting Period as a whole, the average weighted average maturity of the taxable Fund was 25 days. At any given time, the taxable Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. At the end of the Reporting Period, the weighted average maturity of the taxable Fund was 23 days.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by a Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, we focused the tax-exempt Fund’s investments in VRDNs, non-financial commercial paper and other municipal securities.

We maintained the tax-exempt Fund’s weighted average maturity in a range between 8 and 21 days during the Reporting Period. For the Reporting Period overall, the weighted average maturity of the tax-exempt Fund was 13 days. Over the course of the Reporting Period, we decreased the tax-exempt Fund’s allocation to VRDNs. At any given time, the tax-exempt Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. The tax-exempt Fund’s weighted average maturity was 17 days at the end of the Reporting Period.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds at less than 120 days. In the taxable Fund, we maintained a weighted average life in a range between 44 and 119 days. In the tax-exempt Fund, we maintained a weighted average life in a range between 8 and 21 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

2

PORTFOLIO RESULTS

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, inflationary pressures appeared to be easing, albeit from elevated levels. U.S. core inflation slowed in September, October and November 2022, suggesting the FOMC might downshift the pace of its monetary policy tightening. Late in the Reporting Period, the Fed signaled it might raise the targeted fed funds rate by only 50 basis points at its December meeting, instead of the 75 basis point hike previously expected by investors. However, Fed Chair Powell cautioned that further evidence was needed to “give comfort inflation is actually declining.” (On December 14, 2022, after the close of the Reporting Period, the Fed announced a 50 basis point fed funds rate hike.)

As for economic conditions, the third quarter 2022 U.S. Gross Domestic Product surprised to the upside, although the economy grew at what we considered a below-trend pace, supporting a “soft landing” scenario. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

Looking ahead, we believed inflation was likely to peak during 2023 and then start normalizing. That said, we thought a more balanced labor market would be key to a sustained decline in core inflation. The November 2022 jobs report, which had shown that U.S. non-farm payrolls grew by 263,000 — well above consensus expectations — and that unemployment remained steady, suggested to us further progress was necessary. Once inflation starts normalizing, monetary policy may become less of an economic headwind, in our opinion, as the Fed and other central banks slow or pause tightening. However, at the end of the Reporting Period, we noted signs of slowing U.S. economic activity, and our confidence in the macro picture remained fragile.

Going forward, the taxable and tax-exempt Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to align with our market and policy outlooks. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

3

FUND BASICS

Investor Funds

as of November 30, 2022

PERFORMANCE REVIEW[1,2]

December 1, 2021–November 30, 2022	Fund Total Return (based on NAV)[3] Class I Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Investor Money Market	1.35%	3.97%	1.06%[6]
Investor Tax-Exempt Money Market	0.76	1.77	0.64	[7]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Funds’ performances do not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[4]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2022. The iMoneyNet Institutional Average represents total return.

[6]	First Tier Retail–Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[7]	Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. This consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

4

YIELD SUMMARY

SUMMARY OF THE CLASS I1,2 SHARES AS OF 11/30/22

Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]

Investor Money Market	3.95%	4.05%	3.82%	23	65
Investor Tax-Exempt Money Market	1.77	1.79	1.92	17	17

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[9]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]

As of November 30, 2022

Security Type	% of Net Assets

Certificates of Deposit	0.6%

Certificates of Deposit - Eurodollar	2.5

Certificates of Deposit - Yankeedollar	6.6

Commercial Paper & Corporate Obligations	24.2

Medium Term Notes	1.5

Repurchase Agreements	9.2

Time Deposits	18.9

U.S. Government Agency Obligations	3.0

U.S. Treasury Obligations	9.2

Variable Rate Municipal Debt Obligations	2.7

Variable Rate Obligations	22.0

As of November 30, 2021

Security Type	% of Net Assets

Certificates of Deposit - Eurodollar	1.9%

Certificates of Deposit - Yankeedollar	15.4

Commercial Paper & Corporate Obligations	31.7

Medium Term Notes	0.5

Repurchase Agreements	10.3

Time Deposits	12.1

U.S. Government Agency Obligations	1.9

U.S. Treasury Obligations	21.8

Variable Rate Municipal Debt Obligations	4.4

Variable Rate Obligations	2.9

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]

As of November 30, 2022

Security Type	% of Net Assets

Commercial Paper	25.4%

General Obligation	2.8

Revenue Anticipation Notes	1.3

Variable Rate Obligations	70.5

As of November 30, 2021

Security Type	% of Net Assets

Commercial Paper	15.7%

General Obligation	7.5

Revenue Anticipation Notes	1.0

Variable Rate Obligations	84.0

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

INVESTOR MONEY MARKET FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 24.2%
Adventist Health System/West
$18,023,000	4.001%	12/15/22	$17,995,455
Albion Capital LLC
43,000,000	3.905	12/02/22	42,995,401
6,682,000	3.735	12/20/22	6,669,128
12,129,000	4.927	02/21/23	11,996,390
Antalis
10,462,000	4.200	01/09/23	10,415,531
4,569,000	4.625	01/18/23	4,541,525
7,226,000	4.626	01/19/23	7,181,643
19,145,000	4.875	02/02/23	18,985,857
Atlantic Asset Securitization LLC
13,380,000	4.960	03/02/23	13,217,318
7,606,000	4.967	03/02/23	7,513,329
Barclays Bank UK PLC
72,000,000	3.886	12/07/22	71,954,040
Bedford Row Funding Corp.
20,000,000	4.666	02/06/23	19,830,639
BNG Bank N.V.
15,000,000	3.856	12/05/22	14,993,667
10,000,000	3.902	12/07/22	9,993,600
BPCE SA
11,582,000	4.623	01/31/23	11,493,687
Brighthouse Financial Short Term Funding, LLC
6,823,000	3.271	12/06/22	6,819,968
Chariot Funding LLC
57,938,000	4.340	01/23/23	57,938,000
Charta, LLC
35,000,000	5.008	03/22/23	34,476,604
Chesham Finance Limited – Series III
50,000,000	3.863	12/01/22	50,000,000
Chesham Finance Limited – Series V
47,000,000	3.863	12/01/22	47,000,000
8,000,000	3.958	12/05/22	7,996,542
Collateralized Commercial Paper Flex Co., LLC
4,000,000	2.266	12/02/22	3,999,754
Columbia Funding Company, LLC
24,500,000	4.371	01/20/23	24,354,361
Cooeperatieve Rabobank U.A.
31,000,000	3.843	12/01/22	31,000,000
Credit Agricole Corporate and Investment Bank
32,490,000	3.980	12/14/22	32,444,243
DBS Bank Ltd.
30,574,000	3.683	12/19/22	30,518,967
DZ Bank Ag Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main
25,000,000	3.833	12/01/22	25,000,000
23,148,000	4.884	03/23/23	22,806,644
Export Development Canada
8,322,000	3.868	01/06/23	8,290,626
8,322,000	3.869	01/09/23	8,288,012
Federation Des Caisses Desjardins Du Quebec
25,000,000	3.214	12/05/22	24,991,264
First Abu Dhabi Bank P.J.S.C.
50,000,000	3.886	12/06/22	49,973,403
39,098,000	4.442	01/27/23	38,828,712
Gotham Funding Corporation
23,634,000	3.807	12/23/22	23,580,272

Commercial Paper and Corporate Obligations – (continued)
Gotham Funding Corporation – (continued)
14,394,000	4.145	01/17/23	14,318,080
11,561,000	4.827	02/08/23	11,456,855
11,969,000	4.977	03/01/23	11,824,474
7,530,000	4.942	03/03/23	7,437,632
Ionic Capital III Trust
25,000,000	3.889	12/06/22	24,986,736
17,561,000	3.950	12/09/22	17,545,858
30,000,000	3.952	12/14/22	29,957,967
Liberty Street Funding LLC
3,990,000	3.787	12/22/22	3,981,388
7,000,000	4.728	02/03/23	6,942,756
15,000,000	4.793	03/01/23	14,824,875
12,868,000	5.061	03/03/23	12,706,535
22,500,000	4.946	03/21/23	22,170,000
Lloyds Bank PLC
20,000,000	3.071	12/14/22	19,978,333
LMA-Americas LLC
5,317,000	4.204	01/09/23	5,293,384
10,428,000	3.988	01/17/23	10,375,176
3,133,000	3.592	01/18/23	3,118,463
5,004,000	4.824	02/03/23	4,962,189
13,379,000	4.886	02/13/23	13,248,369
5,040,000	4.998	03/01/23	4,978,890
3,912,000	4.945	04/13/23	3,843,205
2,398,000	4.579	04/17/23	2,357,847
4,970,000	5.116	04/17/23	4,876,945
Macquarie Bank Ltd.
13,000,000	3.320	12/20/22	12,977,770
5,000,000	3.343	12/27/22	4,988,228
Mitsubishi UFJ Trust and Banking Corporation-Singapore Branch
16,698,000	4.233	01/06/23	16,629,037
16,703,000	4.255	01/09/23	16,627,906
National Bank of Canada
13,234,000	4.210	02/13/23	13,234,000
10,000,000	4.260	02/17/23	10,000,000
Nieuw Amsterdam Receivables Corporation
13,098,000	3.974	12/05/22	13,092,324
16,874,000	3.879	12/16/22	16,847,283
19,922,000	4.153	01/09/23	19,834,592
Old Line Funding, LLC
8,943,000	5.257	04/25/23	8,761,097
Power Authority of The State of New York
10,800,000	4.005	12/19/22	10,778,777
Thunder Bay Funding, LLC
7,658,000	5.257	04/25/23	7,502,234
20,036,000	5.254	05/17/23	19,566,629
Trinity Health Corporation
50,500,000	3.943	12/09/22	50,456,458
Versailles Commercial Paper LLC
10,000,000	3.131	12/02/22	9,999,150
24,834,000	4.886	03/06/23	24,522,713
4,957,000	4.854	03/09/23	4,893,308
9,409,000	5.029	04/05/23	9,249,896
8,655,000	5.038	04/10/23	8,502,480
Victory Receivables Corporation
14,196,000	4.102	01/06/23	14,139,216

8	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – (continued)
Victory Receivables Corporation – (continued)
$12,285,000	4.764%		01/10/23	$12,221,528
10,995,000	4.666		01/18/23	10,928,297
9,734,000	4.724		02/01/23	9,656,885
Westpac Banking Corp.
10,641,000	5.396		06/23/23	10,329,857

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$1,385,010,204

Certificate of Deposit – 0.6%
Citibank, NA
$33,700,000	3.940%		12/22/22	$33,700,000

Certificates of Deposit-Eurodollar – 2.5%
ABN Amro Bank N.V.
$25,000,000	4.730%		03/17/23	$24,657,224
Credit Agricole SA
4,000,000	4.170		02/01/23	3,971,706
20,000,000	4.770		03/22/23	19,710,643
Credit Agricole SA-London Branch
11,500,000	3.900		03/01/23	11,389,938
Mitsubishi UFJ Trust and Banking Corporation-Singapore Branch
10,000,000	4.895		01/20/23	9,932,854
Mizuho Bank, Ltd.-London Branch
17,895,000	4.730		01/18/23	17,783,490
18,500,000	4.760		01/27/23	18,362,247
5,500,000	4.740		02/06/23	5,451,943
National Westminster Bank PLC
20,317,000	4.160		01/17/23	20,207,941
9,500,000	4.750		03/15/23	9,371,504

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR				$140,839,490

Certificates of Deposit-Yankeedollar – 6.6%
KBC Bank
$68,000,000	3.810%		12/07/22	$68,000,000
Landesbank Hessen-Thueringen Girozentrale
34,408,000	4.110		01/11/23	34,408,387
National Bank of Kuwait-New York Branch
49,000,000	3.830		12/06/22	49,000,068
68,000,000	3.830		12/07/22	68,000,113
16,023,000	4.010		12/23/22	16,023,097
14,887,000	4.590		01/17/23	14,887,192
25,000,000	5.020		02/17/23	25,000,535
Natixis-New York Branch
25,984,000	4.450		01/31/23	25,984,000
Skandinaviska Enskilda Banken AB (Publ)
4,600,000	3.220		12/22/22	4,600,000
Sumitomo Mitsui Banking Corporation-New York Branch
20,000,000	4.780		03/03/23	20,000,000

Certificates of Deposit-Yankeedollar – (continued)
Sumitomo Mitsui Trust Bank, Limited
44,000,000	3.790		12/01/22	44,000,000
9,526,000	4.810		02/21/23	9,526,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$379,429,392

Medium Term Notes – 1.5%
Bank of Montreal(a)
$26,988,000	4.479%		03/10/23	$26,994,477
BPCE SA
1,161,000	4.850	(b)	01/11/23	1,158,329
DNB Bank ASA
3,414,000	3.854	(b)	12/02/22	3,413,843
Macquarie Bank Ltd.
4,771,000	3.456	(b)	12/16/22	4,765,194
Met Tower Global Funding
20,473,000	4.347	(b)	01/17/23	20,479,565
Metropolitan Life Global Funding I (SECURED)
17,075,000	4.369	(b)	01/13/23	17,076,101
Skandinaviska Enskilda Banken AB
5,000,000	3.595	(b)	12/12/22	4,997,931
Westpac Banking Corp.
8,996,000	4.331		01/13/23	8,996,559

TOTAL MEDIUM TERM NOTES				$87,881,999

Time Deposits – 18.9%
Canadian Imperial Bank of Commerce
$200,000,000	3.800%		12/01/22	$200,000,000
Credit Agricole Corporate and Investment Bank
142,000,000	3.790		12/01/22	142,000,000
DNB Bank ASA
190,000,000	3.780		12/01/22	190,000,000
Erste Group Bank Ag-New York Branch
210,000,000	3.820		12/01/22	210,000,000
First Abu Dhabi Bank USA N.V.
120,000,000	3.820		12/01/22	120,000,000
National Bank of Kuwait S.A.K.P
70,000,000	3.820		12/01/22	70,000,000
Skandinaviska Enskilda Banken AB (Publ)
150,000,000	3.810		12/01/22	150,000,000

TOTAL TIME DEPOSIT				$1,082,000,000

U.S. Government Agency Obligations – 3.0%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
$2,400,000	4.367	%(c)	10/23/23	$2,399,913
4,900,000	4.372	(c)	10/30/23	4,899,864
Federal Farm Credit Bank (FEDL01 + 0.08%)
3,800,000	3.910	(c)	09/13/24	3,795,020
Federal Farm Credit Bank (FEDL01 + 0.14%)
2,100,000	3.970	(c)	09/17/24	2,099,963
600,000	3.972	(c)	11/14/24	599,772

The accompanying notes are an integral part of these financial statements.	9

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)
Federal Farm Credit Bank (SOFR + 0.16%)
$ 6,200,000	3.965	%(a)(c)	04/05/24	$6,199,838
Federal Farm Credit Bank (SOFR + 0.17%)
12,600,000	3.975	(c)	06/27/24	12,599,226
Federal Farm Credit Bank (SOFR + 0.18%)
12,500,000	3.990	(c)	10/16/24	12,500,000
Federal Farm Credit Bank (SOFR + 0.19%)
7,000,000	4.000	(c)	11/25/24	7,000,000
Federal Home Loan Bank
14,910,000	4.667		11/14/23	14,909,022
6,800,000	4.692		11/15/23	6,797,986
6,800,000	4.697		11/17/23	6,798,312
5,100,000	4.742		11/24/23	5,097,995
6,100,000	4.766		11/24/23	6,099,073
5,800,000	4.690		11/29/23	5,799,416
Federal Home Loan Bank (SOFR + 0.15%)
10,400,000	3.960	(c)	02/23/24	10,400,000
Federal Home Loan Bank (SOFR + 0.19%)
41,900,000	4.000	(c)	11/22/24	41,900,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
4,000,000	3.990	(c)	12/07/22	4,000,000
3,304,364	4.000	(c)	12/07/22	3,304,364
13,163,909	4.000	(c)	12/07/22	13,163,908
3,111,111	4.010	(c)	12/07/22	3,111,111

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$173,474,783

U.S. Treasury Obligations – 9.2%
United States Treasury Bills
$1,600,000	4.237%		02/16/23	$1,585,849
8,400,000	4.297		02/28/23	8,313,196
20,900,000	4.392	(a)	03/02/23	20,673,621
1,000,000	4.391		03/14/23	987,783
109,409,000	4.423		03/14/23	108,062,965
55,000,000	4.658		05/11/23	53,895,585
27,000,000	4.605		05/18/23	26,440,560
33,200,000	4.689		05/25/23	32,470,522
6,000,000	4.700		05/25/23	5,867,875
15,400,000	4.705		05/25/23	15,060,505
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
6,000,000	4.359	(c)	04/30/23	6,003,220
3,000,000	4.365	(c)	04/30/23	3,000,189
48,000,000	4.366	(c)	04/30/23	48,000,541
6,000,000	4.353	(c)	07/31/23	6,004,912
23,725,000	4.361	(c)	07/31/23	23,725,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
6,000,000	4.357	(c)	10/31/23	6,007,612
145,600,000	4.367	(c)	10/31/23	145,601,278

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
1,400,000	4.378	%(c)	01/31/23	1,400,116
400,000	4.379	(c)	01/31/23	400,027
12,000,000	4.381	(c)	01/31/23	12,000,081

TOTAL U.S. TREASURY OBLIGATIONS				$525,501,437

Variable Rate Municipal Debt Obligations(d) – 2.7%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$1,640,000	3.850%		12/07/22	$1,640,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2022 A
15,500,000	3.870		12/07/22	15,500,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (TB Bank N.A., LOC)
16,650,000	3.850		12/07/22	16,650,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2020 Series C-2 (GNMA Collat., Royal Bank of Canada, SPA)
3,040,000	3.850		12/07/22	3,040,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class I VRDN RB 2021 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
2,700,000	3.850		12/07/22	2,700,000
Colorado Housing and Finance Authority Single Family Mortgage Bonds Class II VRDN RB 2022 Refunding Series C-2 (GNMA Collat., FHLB, SPA)
2,000,000	3.850		12/07/22	2,000,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
334,000	1.000		12/01/22	333,994
Illinois Finance Authority VRDN Refunding University of Chicago Series 2022
6,840,000	3.850		12/07/22	6,840,000
Maricopa County Industrial Development Authority VRDN RB for Banner Health Series 202
32,415,000	3.850		12/07/22	32,415,000
Metropolitan Water District of Southern California Special VRDN Water Revenue Refunding Series 2022 C-1 (TD Bank N.A., SPA)
44,500,000	3.800		12/07/22	44,500,000
Metropolitan Water District of Southern California VRDN Subordinate Water Revenue Refunding Series 2021 A (Bank of America N.A., SPA)
14,500,000	3.850		12/07/22	14,500,000
Michigan Finance Authority VRDN RB Refunding for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
15,100,000	3.860		12/07/22	15,100,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$155,218,994

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(c) – 22.0%
Atlantic Asset Securitization LLC
$10,707,000	4.110%		01/12/23	$10,707,000
10,753,000	4.110		01/13/23	10,753,000
Australia and New Zealand Banking Group Limited
29,035,000	4.070		12/09/22	29,035,043
10,000,000	4.330		02/23/23	10,000,000
Bank of Montreal
22,585,000	4.510		05/02/23	22,585,000
Bank of Nova Scotia (The)
17,312,000	4.337		02/06/23	17,318,408
20,000,000	4.310		02/17/23	20,000,000
9,990,000	4.310		02/21/23	9,990,000
Bank of Nova Scotia (The) (FEDL01 + 0.38%)
8,742,000	4.210		12/20/22	8,742,000
Bedford Row Funding Corp.
9,328,000	4.209		12/12/22	9,328,441
10,000,000	4.460		04/27/23	10,000,000
BNZ International Funding Limited
22,028,000	3.990		12/06/22	22,028,000
20,634,000	4.180		01/06/23	20,634,000
BofA Securities, Inc.
10,000,000	4.530		06/05/23	10,000,000
Canadian Imperial Bank of Commerce
1,336,000	4.054		12/02/22	1,335,990
Citigroup Global Markets Inc.
16,198,000	4.200		04/05/23	16,198,000
Collateralized Commercial Paper Flex Co., LLC
5,957,000	4.310		12/14/22	5,957,000
Cooeperatieve Rabobank U.A.
11,000,000	4.340		02/06/23	11,000,000
11,544,000	4.510		05/03/23	11,544,000
11,544,000	4.440		05/24/23	11,544,000
Credit Industriel Et Commercial
14,433,000	4.080		12/08/22	14,433,056
18,048,000	4.210		01/09/23	18,048,000
DNB Bank ASA
15,985,000	4.330		02/06/23	15,985,000
Federation Des Caisses Desjardins Du Quebec
14,930,000	3.990		12/22/22	14,930,000
14,159,000	4.260		12/29/22	14,159,000
ING (U.S.) Funding LLC
9,214,000	4.320		02/24/23	9,214,000
27,324,000	4.320		02/24/23	27,324,000
5,485,000	4.319		03/02/23	5,485,685
Macquarie Bank Ltd.(a)
5,000,000	4.200		02/08/23	5,000,000
16,477,000	4.102	(b)	04/06/23	16,469,602
Mizuho Bank Ltd./New York NY
10,000,000	4.390		03/01/23	10,000,000
Mizuho Bank, Ltd-New York Branch
14,675,000	4.189		01/17/23	14,676,154
MUFG Bank, Ltd.-New York Branch
9,320,000	4.170		12/15/22	9,320,000
15,000,000	4.110		01/04/23	15,000,000
35,728,000	4.410		03/15/23	35,728,000
National Australia Bank Limited
9,778,000	4.289		01/03/23	9,778,704
7,555,000	4.290		01/03/23	7,555,000

Variable Rate Obligations(c) – (continued)
National Bank of Canada
6,224,000	4.310		02/13/23	6,224,000
40,000,000	4.210		03/16/23	40,000,000
13,691,000	4.230		04/03/23	13,691,000
Natixis-New York Branch
5,130,000	4.268		12/29/22	5,130,931
10,000,000	4.410		05/05/23	10,000,000
Nordea Bank Abp-New York Branch
14,641,000	4.328		12/23/22	14,642,901
Norinchukin Bank (The)
28,834,000	3.990		12/02/22	28,834,000
30,943,000	4.260		02/10/23	30,943,000
14,850,000	4.190		03/13/23	14,850,000
Nuveen Credit Strategies Income Fund
11,000,000	4.140	(b)	12/07/22	11,000,000
Nuveen Preferred & Income Opportunities Fund
10,000,000	4.010	(b)	12/07/22	10,000,000
Nuveen Preferred & Income Securities Fund
13,000,000	4.140	(b)	12/07/22	13,000,000
Old Line Funding, LLC
85,000,000	4.310		02/16/23	85,000,000
Oversea-Chinese Banking Corporation Limited
14,232,000	4.249		12/20/22	14,233,321
11,007,000	4.040		01/06/23	11,007,000
23,440,000	4.300		02/17/23	23,440,000
14,327,000	4.190		04/10/23	14,327,000
Pure Grove Funding
11,298,000	4.410		03/01/23	11,298,000
Ridgefield Funding Company, LLC
15,000,000	4.310		02/10/23	15,000,000
10,000,000	4.220		03/07/23	10,000,000
20,000,000	4.220		03/07/23	20,000,000
Royal Bank of Canada
687,000	4.060		12/01/22	687,000
11,227,000	4.060		12/01/22	11,227,000
Sheffield Receivables Company LLC
9,179,000	4.310		01/25/23	9,179,000
43,987,000	4.410		02/17/23	43,987,000
Skandinaviska Enskilda Banken AB (Publ)
25,141,000	4.280		02/03/23	25,141,000
25,959,000	4.320		04/14/23	25,959,000
Standard Chartered Bank-New York Branch
6,000,000	4.230		12/01/22	6,000,000
9,956,000	4.350		02/09/23	9,956,000
State Street Bank and Trust Company
5,444,000	4.480		07/14/23	5,444,000
Sumitomo Mitsui Banking Corporation
7,063,000	4.360		01/20/23	7,063,000
Sumitomo Mitsui Banking Corporation-New York Branch
18,568,000	4.260		02/09/23	18,568,000
Sumitomo Mitsui Trust Bank, Limited
16,871,000	4.310		02/14/23	16,871,000
Svenska Handelsbanken AB-New York Branch
38,426,000	4.480		05/02/23	38,426,000
Thunder Bay Funding, LLC
38,655,000	4.400		04/25/23	38,655,000
Toronto-Dominion Bank (The)
20,000,000	4.280		12/30/22	20,000,000

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Obligations(c) – (continued)
UBS AG-London Branch
$18,250,000	4.230%	04/20/23	$18,250,000
9,753,000	4.530	05/02/23	9,753,000
United Overseas Bank Limited
26,551,000	3.990	12/09/22	26,551,000
Versailles Commercial Paper LLC
14,000,000	4.260	02/03/23	14,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$1,260,144,236

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$5,223,200,535

Repurchase Agreements-Unaffiliated Issuers(e) – 9.2%
BNP Paribas
$15,000,000	3.900%	12/01/22	$15,000,000
Maturity Value: $15,001,625

Collateralized by mortgage-backed obligations, 2.500% to
13.371%, due 02/25/24 to 04/25/65, various asset-backed
obligation, 5.233%, due 04/20/34 and various corporate
security issuers, 2.375% to 5.000%, due 09/24/29 to 04/01/49.
The aggregate market value of the collateral, including accrued interest, was $18,121,073.

BofA Securities, Inc.
200,000,000	3.890	12/01/22	200,000,000
Maturity Value: $200,021,611
Collateralized by various corporate security issuers, 0.000% to 11.000%, due 01/27/23 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $220,000,359.

Joint Account III
155,000,000	3.803	12/01/22	155,000,000
Maturity Value: $155,016,373

Mizuho Securities USA LLC
45,000,000	3.920	12/01/22	45,000,000
Maturity Value: $45,004,900

Collateralized by various corporate security issuers, 0.000% to
6.000%, due 12/19/22 to 03/01/35 and various sovereign debt
security issuers, 2.252% to 8.875%, due 01/30/23 to perpetual maturity. The aggregate market value of the collateral,
including accrued interest, was $47,617,785.

RBC Capital Markets LLC
110,000,000	3.920	12/01/22	110,000,000
Maturity Value: $110,011,978
Collateralized by various corporate security issuers, 0.523% to 13.000%, due 06/21/23 to 09/15/53. The aggregate market value of the collateral, including accrued interest, was $115,529,280.

TOTAL REPURCHASE AGREEMENTS- UNAFFILIATED ISSUERS			$525,000,000

TOTAL INVESTMENTS – 100.4%			$5,748,200,535

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(24,259,470)

NET ASSETS – 100.0%			$5,723,941,065

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2022.

(d)	Rate shown is that which is in effect on November 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on November 30, 2022. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
FHLB	—Insured by Federal Home Loan Bank
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
IDB	—Industrial Development Board
LOC	—Letter of Credit
MMY	—Money Market Yield
RB	—Revenue Bond
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At November 30, 2022, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of December 1, 2022, as follows:

Principal Amount	Maturity Value	Collateral Value
$155,000,000	$155,016,373	$159,597,100

REPURCHASE AGREEMENTS — At November 30, 2022, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	3.800%	$31,525,424
Bank of America, N.A.	3.800	26,271,186
Bank of Montreal	3.800	10,508,475
BofA Securities, Inc.	3.800	26,271,186
Credit Agricole Corporate and Investment Bank	3.800	18,389,831
Wells Fargo Securities, LLC	3.810	42,033,898

TOTAL		$155,000,000

At November 30, 2022, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.500 to 5.500%	12/01/33 to 11/01/52
Federal National Mortgage Association	1.500 to 7.000	01/01/24 to 12/01/52
Government National Mortgage Association	2.000 to 6.500	03/20/45 to 11/20/52
U.S. Treasury Bonds	0.000	05/25/23
U.S. Treasury Note	0.500 to 2.875	02/28/27 to 08/15/28

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 100.0%
Alabama – 0.6%
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2008 C RMKT(a)
$11,500,000	2.330%	12/07/22	$11,500,000

Alaska – 3.9%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2007 D RMKT (State Street Bank & Trust Co., SPA)
31,500,000	1.850	12/07/22	31,500,000
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 A RMKT (Wells Fargo Bank N.A., SPA)(a)
15,000,000	1.850	12/07/22	15,000,000
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 B RMKT (Wells Fargo Bank N.A., SPA)
8,040,000	1.850	12/07/22	8,040,000
Alaska Housing Finance Corp. VRDN RB Governmental Purpose Series 2009 B RMKT (FHLB, SPA)(a)
5,400,000	1.850	12/07/22	5,400,000
Municipality of Anchorage GO TAN
21,725,000	1.500	12/15/22	21,712,092

			81,652,092

Arizona – 6.2%
Arizona State University VRDN RB Refunding Series 2008 A RMKT(a)
350,000	2.150	12/07/22	350,000

California – 6.3%
California Health Facilities Financing Authority CP Series A-2
22,205,000	2.600	12/13/22	22,205,000
California Statewide Communities Development Authority CP Kaiser Permanente
15,000,000	2.800	03/15/23	15,000,000
California Statewide Communities Development Authority CP Series 2004 E
22,000,000	2.900	02/23/23	22,000,000
City of Los Angeles TRANS 2022
12,000,000	2.376	06/29/23	12,109,553
9,325,000	3.074	06/29/23	9,373,410
East Bay Municipal Utility District CP Series A-2
15,800,000	2.720	01/06/23	15,800,000
Sacramento Municipal Utility District CP Series L-1
5,500,000	2.650	01/18/23	5,500,000
San Diego Unified School District TRANS Series A
3,500,000	4.000	06/30/23	3,539,660
Santa Clara Valley Water District CP Series A
2,800,000	2.700	03/06/23	2,800,000
State of California CP Series A-6
17,000,000	2.370	12/08/22	17,000,000
State of California Tax-Exempt GO Bonds
3,800,000	5.000	08/01/23	3,849,498

			129,177,121

Municipal Debt Obligations – (continued)
Colorado – 3.8%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2006 B RMKT (Barclays Bank PLC, SPA)(a)
18,325,000	1.920	12/07/22	18,325,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)(a)
6,865,000	1.880	12/07/22	6,865,000
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)(a)
14,775,000	1.880	12/07/22	14,775,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 B(a)
19,650,000	1.800	12/07/22	19,650,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Royal Bank of Canada, SPA)(a)
10,515,000	2.250	12/07/22	10,515,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-1(a)
4,145,000	2.190	12/07/22	4,145,000
University of Colorado Hospital Authority VRDN RB Series 2019 A(a)
4,300,000	2.190	12/07/22	4,300,000

			78,575,000

Connecticut – 3.6%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2012 Subseries B-3 (Royal Bank of Canada, SPA)(a)
17,680,000	1.880	12/07/22	17,680,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
4,300,000	1.900	12/07/22	4,300,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2019 Subseries D-3 (State Street Bank & Trust Co., SPA)
30,000,000	1.880	12/07/22	30,000,000
State of Connecticut VRDN GO Series 2016 C (Bank of America N.A., SPA)
23,800,000	1.970	12/07/22	23,800,000

			75,780,000

Delaware – 0.5%
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)(a)
10,595,000	2.150	12/01/22	10,595,000

District of Columbia – 2.0%
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)(a)
17,150,000	1.920	12/07/22	17,150,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-2 (TD Bank N.A., LOC)(a)
3,780,000	2.120	12/01/22	3,780,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (TD Bank N.A., LOC)(a)
$20,450,000	1.880%	12/07/22	$20,450,000

			41,380,000

Florida – 5.0%
City of Jacksonville VRDN RB Refunding Baptist Medical Centers Series 2019 D
4,245,000	1.900	12/07/22	4,245,000
Highlands County Health Facilities Authority Hospital Revenue Refunding VRDN Series 2012 I
5,950,000	1.900	12/07/22	5,950,000
Highlands County Health Facilities Authority VRDN RB Adventist Health System Series 2007 A-2
7,465,000	1.900	12/07/22	7,465,000
Jacksonville (City of) CP Series 2004 A
24,600,000	3.120	01/19/23	24,600,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 A-2 (Sumitomo Mitsui Banking Corp. LOC)
16,620,000	2.240	12/07/22	16,620,000
Miami-Dade County IDA VRDN RB Florida Power & Light Co. Series 2021
16,285,000	2.350	12/01/22	16,285,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)(a)
23,330,000	2.140	12/07/22	23,330,000
Putnam County Development Authority VRDN PCRB Refunding Florida Power & Light Co. Series 1994
2,700,000	2.100	12/01/22	2,700,000
State of Florida Department of Transportation Financing Corp. RB Series 2020
2,907,000	5.000	07/01/23	2,939,105

			104,134,105

Georgia – 1.3%
State of Georgia GO Refunding Bonds Series 2016 E
28,390,000	5.000	12/01/22	28,390,000

Illinois – 4.9%
Illinois Finance Authority VRDN RB for Northwestern University Series 2004 Subseries C(a)
19,450,000	2.060	12/07/22	19,450,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B(a)
31,960,000	2.090	12/07/22	31,960,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries D(a)
1,130,000	2.180	12/07/22	1,130,000
Illinois Finance Authority VRDN RB University of Chicago Series 2008
2,000,000	1.800	12/07/22	2,000,000
Illinois Housing Development Authority VRDN RB Series 2019 B (FHLB, SPA)(a)
29,500,000	2.100	12/07/22	29,500,000
Joliet Regional Port District VRDN Marine Terminal RB Refunding for Exxon Project Series 1989(a)
18,200,000	2.000	12/01/22	18,200,000

			102,240,000

Municipal Debt Obligations – (continued)
Indiana – 0.7%
Indiana Finance Authority VRDN Health System RB Franciscan Alliance, Inc. Series 2008 F (Barclays Bank PLC, LOC)
5,600,000	2.040	12/07/22	5,600,000
Purdue University VRDN RB for Student Facilities System Series 2004 A(a)
9,900,000	2.200	12/07/22	9,900,000

			15,500,000

Iowa – 0.2%
Iowa Finance Authority VRDN RB for Archer-Daniels-Midland Co. Project Series 2012 1-A
4,000,000	2.120	12/07/22	4,000,000

Louisiana – 0.4%
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2011(a)
5,800,000	2.000	12/01/22	5,800,000
Louisiana Public Facilities Authority VRDN RB for Air Products and Chemicals Project Series 2007
3,000,000	1.950	12/01/22	3,000,000

			8,800,000

Maryland – 2.1%
Maryland State Economic Development Corp. VRDN RB for Howard Hughes Medical Institute Project Series 2008 A(a)
2,500,000	2.160	12/07/22	2,500,000
Montgomery County BANS CP Series 2010
1,500,000	2.710	12/06/22	1,500,000
Montgomery County GO VRDN Series E (U.S. Bank N.A., SPA)
20,315,000	2.000	12/01/22	20,315,000
Washington Suburban Sanitary District GO VRDN BANS Series A-3 (County Guarantee)(TD Bank N.A., SPA)
9,800,000	2.270	12/07/22	9,800,000
Washington Suburban Sanitary District GO VRDN BANS Series B-3 (County Guarantee)(State Street Bank & Trust Co., SPA)
2,600,000	2.120	12/07/22	2,600,000
Washington Suburban Sanitary District GO VRDN BANS Series B-4 (County Guarantee)(State Street Bank & Trust Co., SPA)
7,000,000	2.120	12/07/22	7,000,000

			43,715,000

Massachusetts – 2.0%
Massachusetts Health & Educational Facilities Authority VRDN RB for Massachusetts Institute of Technology Series 2001 J-1
2,850,000	1.800	12/07/22	2,850,000
Massachusetts Health & Educational Facilities Authority, Mass General Brigham, Inc. CP Series H-1
17,090,000	2.750	01/04/23	17,090,000
Massachusetts Housing Finance Agency VRDN RB Single Family Housing Refunding Series 200 (UBS AG, SPA)
6,000,000	1.880	12/07/22	6,000,000
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Refunding VRDN Series A-1 (TD Bank N.A., SPA)
5,000,000	1.880	12/07/22	5,000,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Refunding VRDN Series A-2 (U.S. Bank N.A., SPA)
$4,000,000	1.970%	12/07/22	$4,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)(a)
7,500,000	2.190	12/07/22	7,500,000

			42,440,000

Michigan – 2.3%
Regents of the University of Michigan VRDN RB GO Series 2008 B(a)
14,525,000	1.850	12/07/22	14,525,000
University of Michigan CP Notes Series L-1
5,785,000	1.750	12/01/22	5,785,000
University of Michigan CP Series L-1
6,945,000	2.850	02/02/23	6,945,000
University of Michigan General Revenue CP Series B
20,000,000	2.700	12/02/22	20,000,000

			47,255,000

Minnesota – 4.2%
County of Hennepin GO VRDN Refunding Series 2018 B (TD Bank N.A., SPA)
5,190,000	1.880	12/07/22	5,190,000
County of Hennepin GO VRDN Series 2017 B (U.S. Bank N.A., SPA)(a)
28,375,000	1.920	12/07/22	28,375,000
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2019 D (GNMA/FNMA/ FHLMC) (Royal Bank of Canada, SPA)(a)
4,645,000	1.900	12/07/22	4,645,000
Rochester Health Care Facilities Mayo Clinic CP Series A-2
25,000,000	2.440	01/12/23	25,000,000
University of Minnesota CP Notes Series H
24,000,000	2.810	01/05/23	24,000,000

			87,210,000

Mississippi – 1.6%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 F (Chevron Corp., GTY AGMT)(a)
6,300,000	2.200	12/07/22	6,300,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 K (Chevron Corp., GTY AGMT)(a)
8,100,000	2.100	12/01/22	8,100,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 F (Chevron Corp., GTY AGMT))(a)
1,700,000	2.000	12/01/22	1,700,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (Chevron Corp., GTY AGMT)(a)
5,200,000	2.000	12/01/22	5,200,000

Municipal Debt Obligations – (continued)
Mississippi – (continued)
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 A (Chevron Corp., GTY AGMT)(a)
11,000,000	2.200	12/07/22	11,000,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (Chevron Corp., GTY AGMT)(a)
1,500,000	2.020	12/07/22	1,500,000

			33,800,000

Missouri – 2.1%
Curators of The University of Missouri Systems Facilities VRDN RB Refunding Series 2007 B(a)
22,000,000	1.850	12/07/22	22,000,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Nelson Gallery Foundation Series 2004 A (U.S. Bank N.A., SPA)(a)
4,240,000	2.300	12/01/22	4,240,000
Missouri Development Finance Board Cultural Facilities VRDN RB Refunding for Nelson Gallery Foundation Series 2008 A RMKT (Northern Trust Co., SPA)
5,890,000	2.300	12/01/22	5,890,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Healthcare Series 2008 D(a)
11,700,000	1.850	12/07/22	11,700,000

			43,830,000

Multi-State – 0.5%
Federal Home Loan Mortgage Corporation Variable Rate Demand Certificates for Multi-Family Housing Series 2014-M031 Class A (FHLMC, LIQ)(a)(b)
11,175,000	1.930	12/07/22	11,175,000

Nebraska – 0.1%
Nebraska Investment Finance Authority VRDN RB for Single Family Housing Series 2019 C (FHLB, SPA)(a)
3,100,000	2.280	12/07/22	3,100,000

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2003 RMKT (U.S. Bank N.A., SPA)
3,600,000	2.450	12/07/22	3,600,000

New Mexico – 0.2%
State of New Mexico Severance Tax Permanent Fund RB Series 2022 A
4,550,000	5.000	07/01/23	4,634,238

New York – 10.9%
City of New York GO VRDN Series 2008 Subseries L-4 (U.S. Bank N.A., LOC)
10,300,000	2.300	12/01/22	10,300,000
Dormitory Authority of The State of New York CP Series 2002 C
4,000,000	2.520	12/02/22	4,000,000
14,300,000	2.750	02/03/23	14,300,000
New York City GO Bonds 2018 Series B Subseries B-4 and B-5 (Barclays Bank PLC, SPA)
10,235,000	2.100	12/01/22	10,235,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO VRDN Series 2006 I Subseries I-8 (State Street Bank & Trust Co., SPA)(a)
$200,000	2.200%	12/01/22	$200,000
New York City GO VRDN Series 2012 G Subseries G-6 (Mizuho Bank, Ltd., LOC)
1,850,000	2.110	12/01/22	1,850,000
New York City GO VRDN Series 2012 Subseries A-4 (Sumitomo Mitsui Banking Corp., LOC)
5,750,000	1.890	12/07/22	5,750,000
New York City GO VRDN Series 2017 A Subseries A-6 (JPMorgan Chase Bank N.A., SPA)
2,520,000	2.200	12/01/22	2,520,000
New York City Housing Development Corp. Multi-Family Housing VRDN RB for 90 Washington Street Series 2005 A (FNMA, LOC)(a)
32,350,000	2.080	12/07/22	32,350,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN Second General Resolution RB Series 2014 Subseries AA-6 (Mizuho Bank, Ltd., SPA)(a)
7,280,000	2.000	12/01/22	7,280,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN Second General Resolution RB Series 2014 Subseries BB-2 (Mizuho Bank, Ltd., SPA)
9,600,000	2.200	12/01/22	9,600,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN Second General Resolution RB Series 2015 Subseries BB-4 (Barclays Bank PLC, SPA)(a)
1,400,000	2.100	12/01/22	1,400,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1(a)
3,400,000	1.780	12/07/22	3,400,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2(a)
27,330,000	1.780	12/07/22	27,330,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
10,765,000	1.880	12/07/22	10,765,000
New York State Dormitory Authority Non-State Supported VRDN RB for Rockefeller University Series 2008 A (JPMorgan Chase Bank N.A., SPA)(a)
14,525,000	1.800	12/07/22	14,525,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA, LIQ) (FNMA, LOC)(a)
30,000,000	2.280	12/07/22	30,000,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ)(FNMA, LOC)(a)
9,000,000	2.250	12/07/22	9,000,000
Power Authority of The State of New York CP Series 2
8,300,000	2.600	12/06/22	8,300,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (State Street Bank & Trust Co., LOC)(a)
21,240,000	1.990	12/01/22	21,240,000

Municipal Debt Obligations – (continued)
New York – (continued)
Triborough Bridge & Tunnel Authority VRDN RB Series 2003 Subseries B-1 RMKT (U.S. Bank N.A., LOC)
4,435,000	2.300	12/01/22	4,435,000

			228,780,000

North Carolina – 6.5%
Charlotte-Mecklenburg Hospital Authority (The) Atrium Health Refunding VRDN Series 2021 E (Royal Bank of Canada, LOC)
10,000,000	2.150	12/01/22	10,000,000
Charlotte-Mecklenburg Hospital Authority (The) VRDN Series 2018 F
41,950,000	1.900	12/07/22	41,950,000
City of Charlotte VRDN Refunding COP 2003 Governmental Facilities Projects Series 2013 G (Wells Fargo Bank N.A., LIQ)
17,000,000	1.870	12/07/22	17,000,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 A RMKT (Bank of America N.A., SPA)(a)
20,000,000	2.110	12/07/22	20,000,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)(a)
5,440,000	2.110	12/07/22	5,440,000
City of Raleigh VRDN COP for Downtown Improvement Project Series 2004 A (Wells Fargo Bank N.A. SPA)
35,100,000	2.220	12/07/22	35,100,000
University of North Carolina at Chapel Hill VRDN RB Series 2001 B(a)
4,550,000	2.130	12/07/22	4,550,000
University of North Carolina at Chapel Hill VRDN RB Series 2001 C
800,000	2.050	12/07/22	800,000

			134,840,000

Ohio – 6.4%
City of Columbus Sanitation & Sewer Utilities VRDN Series 2006-1(a)
5,000,000	1.810	12/07/22	5,000,000
City of Columbus Sewerage System VRDN RB Series 2008 B(a)
14,800,000	1.810	12/07/22	14,800,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children’s Hospital Project Series 2008 B(a)
40,400,000	1.810	12/07/22	40,400,000
Franklin County Hospital VRDN RB Refunding OhioHealth Corp. Series 2011 D
3,050,000	2.250	12/07/22	3,050,000
Hamilton County Hospital VRDN RB Refunding Cincinnati Children’s Hospital Medical Center Series 2018 AA(a)
11,585,000	1.500	12/07/22	11,585,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Clinic Health System Series 2013 B-2 (Bank of New York Mellon, SPA)(a)
8,300,000	2.110	12/01/22	8,300,000
Ohio State University (The) General Receipts VRDN RB Series 2010 E(a)
34,800,000	2.100	12/07/22	34,800,000

The accompanying notes are an integral part of these financial statements.	17

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

November 30, 2022

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State University (The) General Receipts VRDN RB Series 2014 B-1(a)
$350,000	2.180%	12/07/22	$350,000
State of Ohio Capital Facilities Lease Appropriation VRDN for Adult Correctional Building Series 2021 B
10,000,000	2.230	12/07/22	10,000,000
State of Ohio GO VRDN for Common Schools Series 2006 C(a)
5,000,000	2.200	12/07/22	5,000,000
State of Ohio VRDN Hospital Facilities RB Cleveland Clinic Health System Series 2019 F (U.S. Bank N.A., SPA)
1,435,000	2.280	12/01/22	1,435,000

			134,720,000

Oregon – 0.9%
Oregon Department of Transportation Highway User Tax Revenue CP Series A-1
5,000,000	2.470	12/01/22	5,000,000
Oregon Department of Transportation Highway User Tax Revenue CP Series A-2
3,600,000	3.000	02/01/23	3,600,000
State of Oregon Dept. of Veterans Affairs GO VRDN Veterans’ Welfare Bonds Series 110
9,900,000	2.000	12/01/22	9,900,000

			18,500,000

Pennsylvania – 0.7%
Delaware County Industrial Development Authority VRDN RB Refunding for United Parcel Service Project Series 2015
15,600,000	2.300	12/01/22	15,600,000

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B (Northern Trust Co., SPA)(a)
3,200,000	1.900	12/07/22	3,200,000

South Carolina – 0.4%
City of Columbia Waterworks & Sewer System VRDN RB Series 2009 (Sumitomo Mitsui Banking Corp., LOC)(a)
7,600,000	1.900	12/07/22	7,600,000

Texas – 14.8%
Board of Regents of The Texas A&M University System CP Series B
3,620,000	2.650	12/05/22	3,620,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 B (Sumitomo Mitsui Banking Corp., LOC)(a)
16,975,000	1.930	12/07/22	16,975,000
City of Houston Combined Utility System VRDN First Lien Refunding RB Series 2004 B-6 (Sumitomo Mitsui Banking Corp., LOC)
1,900,000	1.910	12/07/22	1,900,000
City of Houston Combined Utility System VRDN First Lien Refunding RB Series 2018 C (Barclays Bank PLC, LOC)
2,600,000	1.910	12/07/22	2,600,000
City of Houston CP Series E-1
18,930,000	2.550	12/02/22	18,930,000
Dallas Independent School District Series IA
50,000,000	3.100	02/15/23	50,000,000

Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas Waterworks & Sewer System CP Series F-1
8,600,000	2.700	01/05/23	8,600,000
Harris County CP Series D-2
12,400,000	2.800	01/05/23	12,400,000
Harris County CP Series D-3
9,200,000	2.800	01/05/23	9,200,000
Harris County Cultural Education Facilities Finance Corp. CP Series C-1
62,400,000	1.050	12/01/22	62,400,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Memorial Hermann Health System Series 2019 F
5,500,000	2.130	12/07/22	5,500,000
Port of Port Arthur Navigation District Pollution Control VRDN RB for Texaco, Inc. Project Series 1994(a)
2,000,000	2.000	12/01/22	2,000,000
San Antonio Water System CP Series A-2 Subseries A-1 JPMorgan
20,000,000	2.800	01/04/23	20,000,000
State of Texas Veterans Land Board VRDN Series 2022
6,000,000	2.140	12/07/22	6,000,000
Tarrant County Health Facilities Development Corp. Hospital VRDN RB for Cook Children’s Medical Center Series 2010 B
8,350,000	1.800	12/07/22	8,349,422
Texas Transportation Commission State Highway Fund VRDN RB Series 2014 B (Sumitomo Mitsui Banking Corp., LIQ)
25,000,000	1.910	12/07/22	25,000,000
The University of Texas System CP Series A
10,100,000	2.750	01/04/23	10,100,000
20,000,000	2.900	01/09/23	20,000,000
25,000,000	2.570	01/18/23	25,000,000
University of North Texas Revenue Financing System CP Series A
1,397,000	2.240	01/12/23	1,397,000

			309,971,422

Utah – 2.3%
County of Utah, UT Hospital Revenue VRDN Series 2016 C (BMO Harris Bank N.A., SPA)
11,600,000	2.150	12/07/22	11,600,000
Utah Water Finance Agency VRDN Program RB Series B-2 (JPMorgan Chase Bank N.A., SPA)
34,400,000	1.900	12/07/22	34,400,000
Utah Water Finance Agency VRDN Tender Option RB Series B-1 (JPMorgan Chase Bank N.A., SPA)
1,800,000	1.900	12/07/22	1,800,000

			47,800,000

Virginia – 5.0%
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 F(a)
5,685,000	2.160	12/07/22	5,685,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2013 A
2,800,000	2.150	12/07/22	2,800,000
Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 A(a)
14,100,000	2.220	12/07/22	14,100,000

18	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Virginia – (continued)
Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B(a)
$46,280,000	2.250%	12/07/22	$46,280,000
Virginia College Building Authority Educational Facilities VRDN RB University of Richmond Project Series 2004 RMKT (U.S. Bank N.A., SPA)(a)
26,900,000	2.470	12/07/22	26,900,000
Virginia Commonwealth University General Revenue CP Series A
9,413,000	2.400	12/06/22	9,413,000

			105,178,000

Washington – 3.0%
King County CP Series A
14,800,000	2.050	12/13/22	14,800,000
King County GO VRDN RB Refunding Series 2019 A (TD Bank N.A., SPA)(a)
25,800,000	2.000	12/01/22	25,800,000
King County GO VRDN RB Refunding Series 2019 B (TD Bank N.A., SPA)
16,620,000	2.280	12/07/22	16,620,000
King County Sewer System CP Series A
4,840,000	2.020	12/07/22	4,840,000

			62,060,000

Wisconsin – 0.5%
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding Froedtert Health, Inc. Series 2021 B (U.S. Bank N.A., LIQ)
5,000,000	1.900	12/07/22	5,000,000
Wisconsin Housing & Economic Development Authority VRDN Home Ownership RB Series 2019 B (FNMA)(FHLB, SPA)(a)
4,600,000	1.900	12/07/22	4,600,000

			9,600,000

TOTAL INVESTMENTS – 100.0%			$2,090,681,978

LIABILITIES IN EXCESS OF OTHER ASSETS – —%			(687,563)

NET ASSETS – 100.0%			$2,089,994,415

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Rate shown is that which is in effect on November 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLB	—Insured by Federal Home Loan Bank
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
UT	—Unlimited Tax
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

November 30, 2022

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments, at value (cost $5,748,200,535 and $2,090,681,978)	$5,748,200,535	$2,090,681,978
Cash	1,557,204	—
Receivables:
Fund shares sold	31,747,063	162,382
Investments sold	27,536,157	—
Interest	7,528,187	5,562,750
Reimbursement from investment advisor	334,403	—
Other assets	358,299	103,458
Total assets	5,817,261,848	2,096,510,568

Liabilities:
Due to custodian (overdraft)	—	2,450,230
Payables:
Investments purchased	70,663,975	—
Fund shares redeemed	20,099,255	776,093
Dividend distribution	1,084,394	2,785,301
Management fees	729,484	278,432
Distribution and Service fees and Transfer Agency fees	220,334	28,760
Accrued expenses	523,341	197,337
Total liabilities	93,320,783	6,516,153

Net Assets:
Paid-in capital	5,724,053,145	2,089,992,631
Total distributable earnings (loss)	(112,080)	1,784
NET ASSETS	$5,723,941,065	$2,089,994,415
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class A Shares	$442,389,956	$21,573,145
Class C Shares	33,914	9,077
Class I Shares	5,066,681,109	2,046,959,610
Capital Shares	—	1,039
Service Shares	49,039,680	821,445
Preferred Shares	—	603,036
Select Shares	—	1,046
Administration Shares	130,172,073	20,022,373
Cash Management Shares	35,613,570	1,594
Premier Shares	—	1,031
Resource Shares	10,763	1,019
Total Net Assets	$5,723,941,065	$2,089,994,415
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	442,419,357	21,572,887
Class C Shares	33,917	9,077
Class I Shares	5,067,019,213	2,046,935,057
Capital Shares	—	1,039
Service Shares	49,042,959	821,435
Preferred Shares	—	603,029
Select Shares	—	1,046
Administration Shares	130,180,853	20,022,133
Cash Management Shares	35,615,952	1,594
Premier Shares	—	1,031
Resource Shares	10,763	1,019

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the Year Ended November 30, 2022

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment Income:

Interest income	$62,456,698	$19,133,251

Expenses:
Fund-Level Expenses:

Management fees	4,754,746	3,190,981

Registration fees	522,609	193,741

Transfer Agency fees	297,199	199,454

Professional fees	215,689	163,203

Custody, accounting and administrative services	103,728	155,506

Printing and mailing fees	100,180	127,009

Trustee fees	44,574	39,949

Other	38,766	74,716
Subtotal	6,077,491	4,144,559
Class Specific Expenses:

Distribution and Service fees — Class A Shares	472,352	34,005

Service Share fees	210,837	4,088

Administration Share fees	189,566	42,121

Cash Management Share fees	174,997	10

Distribution fees — Cash Management Shares	104,998	7

Distribution fees — Class C Shares	426	91

Resource Share fees	55	4

Distribution fees — Resource Shares	15	—

Preferred Share fees	—	137

Premier Share fees	—	4

Total expenses	7,230,737	4,225,026

Less — expense reductions	(1,033,408)	(974,284)

Net expenses	6,197,329	3,250,742

NET INVESTMENT INCOME	$56,259,369	$15,882,509

Net realized gain (loss) from investment transactions	(329,369)	1,825

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,930,000	$15,884,334

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund		Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021
From operations:

Net investment income (loss)	$56,259,369	$(55,514)	$15,882,509	$89,776

Net realized gain (loss) from investment transactions	(329,369)	99,985	1,825	—

Net increase in net assets resulting from operations	55,930,000	44,471	15,884,334	89,776

Distributions to shareholders:

From distributable earnings:

Class A Shares	(3,203,361)	(54,685)	(106,377)	(1,262)

Class C Shares	(266)	(12)	(23)	(2)

Class I Shares	(50,850,389)	(508,171)	(15,652,308)	(167,474)

Capital Shares	—	—	(9)	—

Service Shares	(480,687)	(14,322)	(3,591)	(97)

Preferred Shares	—	—	(1,379)	(24)

Select Shares	—	—	(9)	—

Administration Shares	(1,242,919)	(11,184)	(118,779)	(36)

Cash Management Shares	(262,061)	(17,192)	(20)	—

Premier Shares	—	—	(7)	—

Resource Shares	(98)	(4)	(7)	(304)

Total distributions to shareholders	(56,039,781)	(605,570)	(15,882,509)	(169,199)

From share transactions

Proceeds from sales of shares	7,415,513,871	1,656,774,597	2,654,190,941	1,734,739,993

Proceeds received in connection with merger	256,992,995	—	368,765,885	—

Reinvestment of distributions	51,119,742	537,506	2,027,423	21,925

Cost of shares redeemed	(3,705,151,369)	(1,831,632,560)	(2,504,825,606)	(1,541,519,845)

Net increase (decrease) in net assets resulting from share transactions	4,018,475,239	(174,320,457)	520,158,643	193,242,073

NET INCREASE (DECREASE)	4,018,365,458	(174,881,556)	520,160,468	193,162,650

Net assets:

Beginning of year	1,705,575,607	1,880,457,163	1,569,833,947	1,376,671,297

End of year	$5,723,941,065	$1,705,575,607	$2,089,994,415	$1,569,833,947

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class A Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.021	0.016

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.003)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—		—	(b)	(0.010)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.17%	0.03%		—	%(e)	0.98%	2.14%	1.36%

Net assets, end of period (in 000’s)	$442,390	$140,297		$221,008		$249,228	$169,451	$7,933

Ratio of net expenses to average net assets	0.38%	0.12%		0.24	%(f)	0.42%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%	0.45%		0.47	%(f)	0.46%	0.46%	0.54%

Ratio of net investment income (loss) to average net assets	1.69%	(0.01)%		(0.08	)%(f)	0.88%	2.12%	1.59%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class C Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007	—	(b)	—	(b)	0.003	0.014	0.004

Net realized gain	— (b)	—	(b)	—	(b)	0.002	— (b)	0.002

Total from investment operations	0.007	—	(b)	—	(b)	0.005	0.014	0.006

Distributions to shareholders from net investment income	(0.007)	—		—	(b)	(0.005)	(0.014)	(0.006)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.007)	—	(b)	—	(b)	(0.005)	(0.014)	(0.006)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.74%	0.03%		—	%(e)	0.46%	1.38%	0.60%

Net assets, end of period (in 000’s)	$34	$39		$39		$53	$10	$10

Ratio of net expenses to average net assets	0.79%	0.12%		0.24	%(f)	0.79%	1.18%	1.18%

Ratio of total expenses to average net assets	1.20%	1.20%		1.22	%(f)	1.21%	1.21%	1.29%

Ratio of net investment income (loss) to average net assets	0.62%	(0.01)%		(0.08	)%(f)	0.24%	1.38%	0.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Class I Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.013	—	(b)	—	(b)	0.011	0.024	0.017

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.001)

Total from investment operations	0.013	—	(b)	—	(b)	0.012	0.024	0.016

Distributions to shareholders from net investment income	(0.013)	—		—	(b)	(0.012)	(0.024)	(0.016)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.013)	—	(b)	—	(b)	(0.012)	(0.024)	(0.016)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.35%	0.04%		0.02%		1.22%	2.40%	1.61%

Net assets, end of period (in 000’s)	$5,066,681	$1,400,101		$1,527,628		$2,025,657	$1,316,874	$504,770

Ratio of net expenses to average net assets	0.18%	0.12%		0.18	%(e)	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20%	0.20%		0.22	%(e)	0.21%	0.21%	0.29%

Ratio of net investment income (loss) to average net assets	1.93%	—	%(f)	(0.02	)%(e)	1.11%	2.37%	1.68%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005%.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Service Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.010	—	(b)	—	(b)	0.006	0.018	0.009

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	0.001	0.002

Total from investment operations	0.010	—	(b)	—	(b)	0.008	0.019	0.011

Distributions to shareholders from net investment income	(0.010)	—		—	(b)	(0.008)	(0.019)	(0.011)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	—	(b)	—	(b)	(0.008)	(0.019)	(0.011)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.00%	0.03%		—	%(e)	0.78%	1.89%	1.11%

Net assets, end of period (in 000’s)	$49,040	$63,427		$50,167		$56,453	$30,615	$11

Ratio of net expenses to average net assets	0.54%	0.12%		0.24	%(f)	0.62%	0.68%	0.68%

Ratio of total expenses to average net assets	0.70%	0.70%		0.72	%(f)	0.71%	0.71%	0.79%

Ratio of net investment income (loss) to average net assets	1.14%	(0.01)%		(0.08	)%(f)	0.62%	1.75%	0.92%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Administration Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.012	—	(b)	—	(b)	0.009	0.021	0.014

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.001	— (b)	(0.001)

Total from investment operations	0.012	—	(b)	—	(b)	0.010	0.021	0.013

Distributions to shareholders from net investment income	(0.012)	—		—	(b)	(0.010)	(0.021)	(0.013)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.012)	—	(b)	—	(b)	(0.010)	(0.021)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	1.17%	0.03%		—	%(e)	0.98%	2.14%	1.36%

Net assets, end of period (in 000’s)	$130,172	$40,662		$31,792		$33,860	$31,188	$132,200

Ratio of net expenses to average net assets	0.39%	0.12%		0.24	%(f)	0.42%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%	0.45%		0.47	%(f)	0.46%	0.46%	0.54%

Ratio of net investment income (loss) to average net assets	1.64%	(0.01)%		(0.08	)%(f)	0.90%	2.12%	1.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Cash Management Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.004	0.016	0.009

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	(0.001)

Total from investment operations	0.008	—	(b)	—	(b)	0.006	0.016	0.008

Distributions to shareholders from net investment income	(0.008)	—		—	(b)	(0.006)	(0.016)	(0.008)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.006)	(0.016)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.83%	0.03%		—	%(e)	0.58%	1.58%	0.81%

Net assets, end of period (in 000’s)	$35,614	$61,039		$49,812		$52,017	$21,414	$927

Ratio of net expenses to average net assets	0.61%	0.12%		0.24	%(f)	0.76%	0.98%	0.98%

Ratio of total expenses to average net assets	1.00%	1.00%		1.02	%(f)	1.01%	1.01%	1.09%

Ratio of net investment income (loss) to average net assets	0.75%	—	%(e)	(0.08	)%(f)	0.38%	1.60%	0.88%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Money Market Fund — Resource Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—	(b)	—	(b)	0.007	0.017	0.008

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	0.002

Total from investment operations	0.009	—	(b)	—	(b)	0.007	0.017	0.010

Distributions to shareholders from net investment income	(0.009)	—		—	(b)	(0.007)	(0.017)	(0.010)

Distributions to shareholders from net realized gains	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	—	(b)	(0.007)	(0.017)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.92%	0.03%		—	%(e)	0.67%	1.74%	0.96%

Net assets, end of period (in 000’s)	$11	$11		$11		$11	$11	$11

Ratio of net expenses to average net assets	0.61%	0.12%		0.23	%(f)	0.73%	0.81%	0.83%

Ratio of total expenses to average net assets	0.85%	0.85%		0.87	%(f)	0.86%	0.86%	0.94%

Ratio of net investment income (loss) to average net assets	0.92%	—	%(e)	(0.07	)%(f)	0.66%	1.75%	0.77%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class A Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.006	—	(b)	—	(b)	0.005	0.012	0.008

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.006	—	(b)	—	(b)	0.006	0.012	0.008

Distributions to shareholders from net investment income	(0.006)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.006)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.58%	0.01%		—	%(e)	0.55%	1.16%	0.78%

Net assets, end of period (in 000’s)	$21,573	$8,728		$10,756		$16,678	$14,846	$2,296

Ratio of net expenses to average net assets	0.36%	0.04%		0.13	%(f)	0.36%	0.43%	0.43%

Ratio of total expenses to average net assets	0.46%	0.45%		0.48	%(f)	0.45%	0.45%	0.47%

Ratio of net investment income to average net assets	0.78%	0.01%		0.01	%(f)	0.42%	1.11%	0.82%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class C Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.003	—		—		0.001	0.004	0.001

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.003	—	(b)	—	(b)	0.001	0.004	0.001

Distributions to shareholders from net investment income	(0.003)	—		—	(b)	(0.001)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.003)	—	(b)	—	(b)	(0.001)	(0.004)	(0.001)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.25%	0.01%		—	%(e)	0.12%	0.41%	0.13%

Net assets, end of period (in 000’s)	$9	$9		$29		$29	$9	$9

Ratio of net expenses to average net assets	0.66%	0.04%		0.13	%(f)	0.55%	1.19%	1.06%

Ratio of total expenses to average net assets	1.21%	1.20%		1.23	%(f)	1.20%	1.20%	1.22%

Ratio of net investment income to average net assets	0.25%	—	%(e)	0.01	%(f)	0.14%	0.39%	0.15%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class I Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.008	—	(b)	—	(b)	0.007	0.014	0.010

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.008	—	(b)	—	(b)	0.007	0.014	0.010

Distributions to shareholders from net investment income	(0.008)	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.008)	—	(b)	—	(b)	(0.007)	(0.014)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.76%	0.01%		—	%(e)	0.75%	1.42%	1.03%

Net assets, end of period (in 000’s)	$2,046,960	$1,559,836		$1,361,639		$1,511,106	$1,444,641	$1,052,229

Ratio of net expenses to average net assets	0.16%	0.04%		0.13	%(f)	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.21%	0.20%		0.23	%(f)	0.20%	0.20%	0.22%

Ratio of net investment income to average net assets	0.80%	0.01%		0.01	%(f)	0.73%	1.40%	1.02%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Capital Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—		0.001		0.010	0.017	0.013

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	—	(b)	0.001		0.010	0.017	0.013

Distributions to shareholders from net investment income	(0.009)	—	(b)	(0.001)		(0.010)	(0.017)	(0.013)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	(0.001)		(0.010)	(0.017)	(0.013)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.65%	0.01%		—	%(e)	0.62%	1.27%	0.88%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.16%	0.04%		0.13	%(f)	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.21%	0.20%		0.38	%(f)	0.35%	0.35%	0.37%

Ratio of net investment income to average net assets	0.86%	0.03%		0.35	%(f)	0.99%	1.69%	1.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Service Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.004	—	(b)	—	(b)	0.005	0.009	0.005

Net realized loss	— (b)	—	(b)	—	(b)	(0.001)	— (b)	— (b)

Total from investment operations	0.004	—	(b)	—	(b)	0.004	0.009	0.005

Distributions to shareholders from net investment income	(0.004)	—	(b)	—	(b)	(0.004)	(0.009)	(0.005)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.004)	—	(b)	—	(b)	(0.004)	(0.009)	(0.005)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.44%	0.01%		—	%(e)	0.39%	0.91%	0.53%

Net assets, end of period (in 000’s)	$821	$833		$820		$818	$2,102	$836

Ratio of net expenses to average net assets	0.48%	0.04%		0.13	%(f)	0.56%	0.68%	0.68%

Ratio of total expenses to average net assets	0.71%	0.70%		0.73	%(f)	0.70%	0.70%	0.72%

Ratio of net investment income to average net assets	0.44%	0.01%		0.01	%(f)	0.45%	0.91%	0.52%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Preferred Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007	—	(b)	—	(b)	0.005	0.013	0.009

Net realized gain (loss)	— (b)	—	(b)	—	(b)	0.002	— (b)	— (b)

Total from investment operations	0.007	—	(b)	—	(b)	0.007	0.013	0.009

Distributions to shareholders from net investment income	(0.007)	—	(b)	—	(b)	(0.007)	(0.013)	(0.009)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.007)	—	(b)	—	(b)	(0.007)	(0.013)	(0.009)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.68%	0.01%		—	%(e)	0.66%	1.32%	0.93%

Net assets, end of period (in 000’s)	$603	$109		$278		$91	$61	$68

Ratio of net expenses to average net assets	0.24%	0.04%		0.13	%(f)	0.26%	0.28%	0.28%

Ratio of total expenses to average net assets	0.31%	0.30%		0.33	%(f)	0.30%	0.30%	0.32%

Ratio of net investment income to average net assets	1.01%	0.01%		0.01	%(f)	0.45%	1.31%	0.93%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Select Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.009	—		0.001		0.010	0.016	0.009

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	0.001

Total from investment operations	0.009	—	(b)	0.001		0.010	0.016	0.010

Distributions to shareholders from net investment income	(0.009)	—	(b)	(0.001)		(0.010)	(0.016)	(0.010)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.009)	—	(b)	(0.001)		(0.010)	(0.016)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.74%	0.01%		—	%(e)	0.72%	1.39%	1.00%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$3

Ratio of net expenses to average net assets	0.16%	0.04%		0.13	%(f)	0.18%	0.18%	0.21%

Ratio of total expenses to average net assets	0.21%	0.20%		0.26	%(f)	0.23%	0.23%	0.25%

Ratio of net investment income to average net assets	0.85%	0.03%		0.35	%(f)	0.97%	1.50%	0.95%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Administration Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.006	—	(b)	—	(b)	0.006	0.012	0.008

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.006	—	(b)	—	(b)	0.006	0.012	0.008

Distributions to shareholders from net investment income	(0.006)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.006)	—	(b)	—	(b)	(0.006)	(0.012)	(0.008)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.58%	0.01%		—	%(e)	0.55%	1.16%	0.78%

Net assets, end of period (in 000’s)	$20,022	$314		$305		$305	$298	$2

Ratio of net expenses to average net assets	0.38%	0.04%		0.13	%(f)	0.37%	0.43%	0.43%

Ratio of total expenses to average net assets	0.46%	0.45%		0.48	%(f)	0.45%	0.45%	0.47%

Ratio of net investment income to average net assets	0.70%	0.01%		0.01	%(f)	0.55%	1.18%	0.75%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Cash Management Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.005	—		0.001		0.004	0.010	0.002

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	0.001

Total from investment operations	0.005	—	(b)	0.001		0.005	0.010	0.003

Distributions to shareholders from net investment income	(0.005)	—	(b)	(0.001)		(0.005)	(0.010)	(0.003)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.005)	—	(b)	(0.001)		(0.005)	(0.010)	(0.003)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.31%	0.01%		—	%(e)	0.22%	0.61%	0.24%

Net assets, end of period (in 000’s)	$2	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.75%	0.04%		0.13	%(f)	0.66%	0.90%	0.96%

Ratio of total expenses to average net assets	1.01%	0.92%		1.03	%(f)	1.00%	1.00%	1.02%

Ratio of net investment income to average net assets	0.89%	0.03%		0.36	%(f)	0.54%	0.96%	0.24%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Premier Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.007	—		0.001		0.007	0.013	0.010

Net realized gain	— (b)	—	(b)	—	(b)	0.001	— (b)	— (b)

Total from investment operations	0.007	—	(b)	0.001		0.008	0.013	0.010

Distributions to shareholders from net investment income	(0.007)	—	(b)	(0.001)		(0.008)	(0.013)	(0.010)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.007)	—	(b)	(0.001)		(0.008)	(0.013)	(0.010)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.52%	0.01%		—	%(e)	0.49%	1.06%	0.68%

Net assets, end of period (in 000’s)	$1	$1		$1		$1	$1	$1

Ratio of net expenses to average net assets	0.37%	0.04%		0.13	%(f)	0.43%	0.54%	0.54%

Ratio of total expenses to average net assets	0.55%	0.56%		0.58	%(f)	0.55%	0.55%	0.57%

Ratio of net investment income to average net assets	0.65%	0.03%		0.36	%(f)	0.75%	1.32%	0.95%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Resource Shares	2022	2021				2020	2019	2018
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.006	—	(b)	—	(b)	0.003	0.008	0.004

Net realized gain	— (b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Total from investment operations	0.006	—	(b)	—	(b)	0.003	0.008	0.004

Distributions to shareholders from net investment income	(0.006)	—	(b)	—	(b)	(0.003)	(0.008)	(0.004)

Distributions to shareholders from net realized gains	—	—	(b)	—		—	— (b)	— (b)

Total distributions(c)	(0.006)	—	(b)	—	(b)	(0.003)	(0.008)	(0.004)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(d)	0.37%	0.01%		—	%(e)	0.30%	0.76%	0.37%

Net assets, end of period (in 000’s)	$1	$1		$2,840		$3,101	$2,206	$2,412

Ratio of net expenses to average net assets	0.37%	0.04%		0.13	%(f)	0.61%	0.83%	0.83%

Ratio of total expenses to average net assets	0.86%	0.85%		0.88	%(f)	0.85%	0.85%	0.87%

Ratio of net investment income to average net assets	0.65%	0.01%		0.01	%(f)	0.29%	0.75%	0.36%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

November 30, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class A, Class C, Class I, Service, Administration, Cash Management, and Resource	Diversified
Investor Tax-Exempt Money Market	Class A, Class C, Class I, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market- based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

33

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long- term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

34

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2022, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

35

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2022, Goldman Sachs did not retain any CDSCs with respect to Class C Shares of the Investor Money Market and Investor Tax-Exempt Money Market Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least March 30, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate and the transfer agency fee rate is 0.16% and 0.01%, respectively, for the Investor Money Market and Investor Tax-Exempt Money Market Funds.

Other contractual annualized rates for each of the Funds are as follows:

	Class A Shares	Class C Shares		Capital Shares(a)	Service Shares		Preferred Shares(a)	Select Shares(a)	Administration Shares	Cash Management Shares		Premier Shares(b)	Resource Shares
Administration, Service and/or Shareholder Administration Fees	N/A	0.25		0.15	0.25		0.10	0.03	0.25	0.50		0.35	0.50
Distribution and/or Service (12b-1) Fees	0.25	0.75	(c)	N/A	0.25	(b)	N/A	N/A	N/A	0.30	(c)	N/A	0.15	(c)

N/A	– Fees not applicable to respective share class
(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

36

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

During the fiscal year ended November 30, 2022, GSAM and Goldman Sachs (as applicable) agreed to waive all, or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended November 30, 2022, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$95	$29	$300	$609	$1,033
Investor Tax-Exempt Money Market	364	46	14	550	974

For the fiscal year ended November 30, 2022, the net effective management fee rate was 0.16% for the Investor Money Market Fund and 0.14% for the Investor Tax-Exempt Money Market Fund.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended November 30, 2022, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$261,785,000	$205,640,000	$—
Investor Tax-Exempt Money Market	469,080,000	524,250,000	—

As of November 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class C Shares	Capital Shares	Select Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Money Market	31%	—	—	—	—	100%
Investor Tax-Exempt Money Market	100%	100%	100%	64%	100%	100%

Line of Credit Facility — As of November 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

37

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2022

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$56,039,781	$32,948
Tax-Exempt income	—	15,849,561
Total distributions	$56,039,781	$15,882,509

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$605,570	$82,073
Tax-Exempt income	—	86,759
Net long term capital gains	—	367
Total distributions	$605,570	$169,199

As of November 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$1,301,683	$1,824
Undistributed Tax Exempt income — net	—	2,785,262
Undistributed long-term capital gains	—	1
Total undistributed earnings	$1,301,683	$2,787,087
Capital loss carryforward: Perpetual Short-Term	$(253,995)	$—
Timing differences (Distribution Payable and Post-October Capital Loss Deferral)	$(1,159,740)	$(2,785,301)
Unrealized gains (losses) — net	$(28)	$(2)
Total accumulated earnings (losses)— net	$(112,080)	$1,784

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

38

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to a Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out current income, or minimize the volatility of the Fund’s NAV per share and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2022

6. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks.

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial Development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Mergers and Reorganization — On February 14, 2022, pursuant to an Agreement and Plan of Reorganization with the BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund (each, an “Acquired Fund”), each a series of BMO Funds, Inc., all of the assets and stated liabilities of the Acquired Funds were transferred to and assumed by Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (each, an “Acquiring Fund”), respectively, each a series of the Goldman Sachs Trust (the “Reorganization Agreement”) in exchange for shares of the Acquiring Funds having an aggregate NAV equal to the NAV of the Acquired Funds as of the close of business on February 11, 2022. Such shares were then redistributed to the Acquired Funds’ shareholders, in a tax-free exchange as follows:

Acquired Fund	Exchanged Shares/Value of Acquired Funds Issued	Acquired Funds’ Shares Outstanding/Value as of February 11, 2022	Acquired Funds’ Dividend Accrued as of February 11, 2022
BMO Prime Money Market Fund – Premier Class	232,687,767	232,687,767	2,409
BMO Prime Money Market Fund – Investor Class (Class Y)	24,305,228	24,305,228	19
BMO Tax-Free Money Market Fund – Premier Class	347,176,209	347,176,209	1,046
BMO Tax-Free Money Market Fund – Investor Class (Class Y)	21,589,676	21,589,676	18

40

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

8. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets of the Acquired Funds were transferred to the Acquiring Funds in exchange for the assumption of the Acquired Funds’ stated liabilities by the Acquiring Funds and shares of beneficial interest of the Acquiring Funds, in a tax-free exchange as follows:

Acquired Fund / Acquiring Fund	The Acquiring Funds’ Aggregate Net Assets before the Reorganization	The Acquired Funds’ Aggregate Net Assets before the Reorganization	The Acquiring Funds’ Aggregate Net Assets Immediately after the Reorganization
BMO Prime Money Market Fund – Premier Class / Investor Money Market Fund – Class I Shares	$1,354,513,811	$232,687,767	$1,587,201,578
BMO Prime Money Market Fund – Investor Class (Class Y) / Investor Money Market Fund – Administration Shares	37,493,625	24,305,228	61,798,853
BMO Tax-Free Money Market Fund – Premier Class / Investor Tax-Exempt Money Market Fund – Class I Shares	1,598,463,351	347,176,209	1,945,639,560
BMO Tax-Free Money Market Fund – Investor Class (Class Y) / Investor Tax-Exempt Money Market Fund – Administration Shares	314,332	21,589,676	21,904,008

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

41

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

November 30, 2022

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

Class A Shares
Shares sold	471,571,053	41,570,449
Reinvestment of distributions	3,201,475	54,629
Shares redeemed	(172,670,483)	(122,279,052)
	302,102,045	(80,653,974)
Class C Shares
Shares sold	14,369	—
Reinvestment of distributions	265	11
Shares redeemed	(19,708)	—
	(5,074)	11
Class I Shares
Shares sold	6,551,206,938	1,294,131,040
Shares received in connection with merger	232,687,767	—
Reinvestment of distributions	46,141,555	441,962
Shares redeemed	(3,163,321,977)	(1,421,641,733)
	3,666,714,283	(127,068,731)
Service Shares
Shares sold	96,940,865	72,120,414
Reinvestment of distributions	464,790	14,140
Shares redeemed	(111,798,929)	(58,857,258)
	(14,393,274)	13,277,296
Administration Shares
Shares sold	192,681,355	73,033,218
Shares received in connection with merger	24,305,228	—
Reinvestment of distributions	1,061,208	9,895
Shares redeemed	(128,535,096)	(64,161,895)
	89,512,695	8,881,218
Cash Management Shares
Shares sold	103,123,351	175,919,476
Reinvestment of distributions	250,352	16,867
Shares redeemed	(128,805,176)	(164,692,622)
	(25,431,473)	11,243,721
Resource Shares
Shares sold	—	—
Reinvestment of distributions	97	2
Shares redeemed	—	—
	97	2

NET INCREASE IN SHARES	4,018,499,299	(174,320,457)

42

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund

	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2021

Class A Shares
Shares sold	22,024,702	3,831,016
Reinvestment of distributions	106,368	1,241
Shares redeemed	(9,286,152)	(5,859,727)
	12,844,918	(2,027,470)
Class C Shares
Shares sold	—	—
Reinvestment of distributions	22	2
Shares redeemed	—	(19,478)
	22	(19,476)
Class I Shares
Shares sold	2,624,861,370	1,722,273,833
Shares received in connection with merger	347,176,209	—
Reinvestment of distributions	1,799,284	20,281
Shares redeemed	(2,486,687,028)	(1,524,019,337)
	487,149,835	198,274,777
Capital Shares
Shares sold	—	—
Reinvestment of distributions	7	—
Shares redeemed	—	—
	7	—
Service Shares
Shares sold	90,279	267,289
Reinvestment of distributions	2,322	62
Shares redeemed	(103,692)	(254,952)
	(11,091)	12,399
Preferred Shares
Shares sold	805,408	38,340
Reinvestment of distributions	756	17
Shares redeemed	(311,954)	(207,295)
	494,210	(168,938)
Select Shares
Shares sold	—	—
Reinvestment of distributions	8	—
Shares redeemed	—	—
	8	—
Administration Shares
Shares sold	6,403,785	9,365
Shares received in connection with merger	21,589,676	—
Reinvestment of distributions	118,628	35
Shares redeemed	(8,404,275)	—
	19,707,814	9,400
Cash Management Shares
Shares sold	33,065	—
Reinvestment of distributions	18	—
Shares redeemed	(32,501)	—
	582	—
Premier Shares
Shares sold	—	—
Reinvestment of distributions	6	—
Shares redeemed	—	—
	6	—
Resource Shares
Shares sold	4	8,320,150
Reinvestment of distributions	4	287
Shares redeemed	(4)	(11,159,056)
	4	(2,838,619)

NET INCREASE (DECREASE) IN SHARES	520,186,315	193,242,073

43

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2022, the related statements of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited)

As a shareholder of Class A Shares, Class C Shares, Class I Shares, Capital Shares, Service Shares, Preferred Shares, Select Shares, Administration Shares, Cash Management Shares, Premier Shares, or Resource Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund				Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*
Class A Shares
Actual	$1,000.00	$1,011.04		$2.19	$1,000.00	$1,005.58		$2.18
Hypothetical 5% return	1,000.00	1,023.61	+	1.47	1,000.00	1,023.80	+	1.28
Class C Shares
Actual	1,000.00	1,007.32		5.87	1,000.00	1,002.43		5.27
Hypothetical 5% return	1,000.00	1,022.86	+	2.23	1,000.00	1,023.69	+	1.39
Class I Shares
Actual	1,000.00	1,012.30		0.93	1,000.00	1,006.84		0.93
Hypothetical 5% return	1,000.00	1,024.21	+	0.87	1,000.00	1,024.37	+	0.71
Capital Shares
Actual	—	—		—	1,000.00	1,006.08		0.93
Hypothetical 5% return	—	—		—	1,000.00	1,024.37	+	0.71
Service Shares
Actual	1,000.00	1,009.77		3.45	1,000.00	1,004.32		3.43
Hypothetical 5% return	1,000.00	1,023.21	+	1.88	1,000.00	1,023.71	+	1.38
Preferred Shares
Actual	—	—		—	1,000.00	1,006.33		1.43
Hypothetical 5% return	—	—		—	1,000.00	1,024.17	+	0.91
Select Shares
Actual	—	—		—	1,000.00	1,006.68		0.93
Hypothetical 5% return	—	—		—	1,000.00	1,024.37	+	0.71
Administration Shares
Actual	1,000.00	1,011.04		2.19	1,000.00	1,005.58		2.18
Hypothetical 5% return	1,000.00	1,023.51	+	1.58	1,000.00	1,023.54	+	1.54
Cash Management Shares
Actual	1,000.00	1,008.26		4.95	1,000.00	1,003.12		4.70
Hypothetical 5% return	1,000.00	1,023.36	+	1.73	1,000.00	1,024.10	+	0.98

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2022 (Unaudited) (continued)

	Investor Money Market Fund				Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*	Beginning Account Value 6/1/22	Ending Account Value 11/30/22		Expenses Paid for the 6 months ended 11/30/22*
Premier Shares
Actual	$—	$—		$—	$1,000.00	$1,005.07		$2.71
Hypothetical 5% return	—	—		—	1,000.00	1,024.10	+	0.98
Resource Shares
Actual	1,000.00	1,009.01		4.19	1,000.00	1,003.67		2.73
Hypothetical 5% return	1,000.00	1,023.14	+	1.95	1,000.00	1,024.10	+	0.98

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Class I Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Money Market	0.43%	1.17%	0.18%	—	0.68%	—	—	0.43%	0.98%	—	0.83%

Investor Tax-Exempt Money Market	0.43	1.05	0.18	0.18%	0.68	0.28%	0.18%	0.43	0.93	0.54%	0.54

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2021. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that the Funds had operated in a generally challenging yield environment since 2009. The Trustees considered that yields had improved by early 2020, although they noted that yields had subsequently decreased to near zero following the market disruptions

48

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

related to the COVID-19 pandemic and related actions by the Federal Reserve, including two emergency interest rate cuts in March 2020. As a result, although the Investment Adviser was generally able to reduce the amount of fees waived and/or reimbursed through 2019 and early 2020, they acknowledged that the Investment Adviser had increased the amount of fees waived and/or reimbursed through late 2020 and 2021 in order to maintain competitive, non-negative yields for the Funds in the then near-zero yield environment. The Trustees considered that, since March 2022, the Federal Reserve has implemented a series of interest rate increases in response to inflationary pressures impacting the broader economy, and the Investment Adviser has subsequently been able to again reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed through late 2020 and 2021. The Trustees acknowledged, however, that the interest rate environment remains uncertain in light of broader economic conditions, although they noted that indications from the Federal Reserve suggest further interest rate increases in the near term. The Trustees also noted the uncertainty of the future interest rate environment in the United States, including indications from the Federal Reserve that it will likely further raise interest rates in the near term due to continued inflationary pressures. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for the Funds and reimbursed expenses for the Funds, in order to maintain competitive yields. The Trustees also considered that the Funds had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had reimbursed expenses for the Funds in order to maintain competitive yields. They also acknowledged the growth of the Funds in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

49

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs; and (i) reputational benefits associated with the distribution of certain Fund share classes designed to help further diversity, equity, and inclusion initiatives. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (j) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

50

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

51

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

52

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018 - Present); Managing Director, Goldman Sachs (January 2000 - December 2017); Director of Institutional Fund Sales, GSAM (April 1998 - December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

53

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust - Investor Money Market Funds - Tax Information (Unaudited)

During the fiscal year ended November 30, 2022, 99.79% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the fiscal year ended November 30, 2022, 60.74% of the net investment company taxable income distributions paid by the Investor Money Market Fund were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended November 30, 2022, the Investor Money Market Fund designates 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

54

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Roy W. Templin Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of November 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs & Co. LLC.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co. LLC by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 303336-OTU-1726566 IMMITEMMAR-23

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,535,093	$3,299,514	Financial Statement audits.
Audit-Related Fees:
• PwC	$438,000	$360,908	Other attest services.
Tax Fees:
• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2022 and November 30, 2021 were $438,000 and $360,908, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2022. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 30, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	January 30, 2023